FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST SEMIANNUAL REPORT

TABLE OF CONTENTS



Letter to Contract Owners ................................   2
A Word About Risk ........................................   5
Important Notes to Performance Information ...............   6
Fund Summaries
 Franklin Aggressive Growth Securities Fund ..............   FA-1
 Franklin Global Communications Securities Fund  .........   FGC-1
 Franklin Global Health Care Securities Fund .............   FGH-1
 Franklin Growth and Income Securities Fund ..............   FGI-1
 Franklin High Income Fund ...............................   FH-1
  Prospectus Supplement ..................................   FH-5
 Franklin Income Securities Fund .........................   FI-1
 Franklin Large Cap Growth Securities Fund ...............   FL-1
  Prospectus Supplement ..................................   FL-7
 Franklin Money Market Fund ..............................   FM-1
 Franklin Natural Resources Securities Fund ..............   FN-1
 Franklin Real Estate Fund ...............................   FRE-1
 Franklin Rising Dividends Securities Fund ...............   FRD-1
 Franklin S&P 500 Index Fund .............................   FSP-1
  Prospectus Supplement ..................................   FSP-6
 Franklin Small Cap Fund .................................   FS-1
 Franklin Strategic Income Securities Fund ...............   FSI-1
  Prospectus Supplement ..................................   FSI-8
 Franklin Technology Securities Fund .....................   FT-1
 Franklin U.S. Government Fund ...........................   FUS-1
 Franklin Value Securities Fund ..........................   FV-1
 Mutual Discovery Securities Fund ........................   MD-1
  Prospectus Supplement ..................................   MD-6
 Mutual Shares Securities Fund ...........................   MS-1
  Prospectus Supplement ..................................   MS-5
 Templeton Asset Strategy Fund ...........................   TA-1
  Prospectus Supplement ..................................   TA-6
 Templeton Developing Markets Securities Fund ............   TD-1
 Templeton Global Income Securities Fund .................   TGI-1
  Prospectus Supplement ..................................   TGI-5
 Templeton Growth Securities Fund ........................   TG-1
 Templeton International Securities Fund .................   TI-1
 Templeton International Smaller Companies Fund ..........   TIS-1


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

MASTER CLASS 2

LETTER TO CONTRACT OWNERS


Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2001. During the six months under review, most economies around the world experienced decelerating economic growth. In the U.S., gross domestic product (GDP) growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Domestic consumer and business confidence eroded considerably, exacerbated by high energy costs that drained purchasing power and profit margins. Consequently, slower retail sales, excess inventories and weaker capital spending -- especially in information technology -- prompted corporate cutbacks, earnings warnings, employee layoffs and rising unemployment. The Federal Reserve Board (the Fed) cut the federal funds target rate six times during the period, lowering borrowing costs. Unfortunately, by period-end, these interest rate cuts had not prompted a general rebound and investors had very few clear signals of the U.S. economy's direction. One piece of good news, however, was that inflation appeared under control.

The U.S. slowdown also seemed to diminish European, Asian and Latin American growth. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to 2.6% in the first quarter of 2001. Asia's export dependent economies suffered directly from the U.S. technology downturn. Japan, in particular, experienced a contracting economy, rising unemployment, falling factory production and deteriorating business confidence in addition to its troubled banking system. China was an exception with its economy growing a robust 8.1% in the first quarter of this year. In Latin America, Mexican GDP unexpectedly slowed, as the impact of lower U.S. growth was more pronounced than expected. As a result of this worldwide slowdown, many foreign central banks followed the Fed's lead and began lowering interest rates to pump some life into their countries' economies.

Domestic equity markets, following a volatile and dismal 2000 -- particularly for growth and technology-related stocks -- began 2001 in a similar condition and continued to deteriorate through March. After an April-May rebound, they headed downward again in early June as investors weighed some positive economic news against additional profit warnings from technology and other sectors. For the six months ended June 30, 2001, the blue chips of the Dow Jones(R) Industrial Average posted a -1.96% return. The broader Standard & Poor's 500(R)(S&P 500(R) Composite Index and the technology-heavy Nasdaq Composite Index returned -6.70% and -12.32% during the same time. Value stocks generally outperformed growth stocks, which include Internet-related and technology stocks, and the Russell 3000 Value Index returned -0.34% compared with the Russell 3000 Growth Index's -13.24% plunge for the six-month period./1/

World equity markets generally followed that of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets slid downward to reach new lows in March 2001, regained momentum through April, then resumed their downhill trend toward period-end. For the six months under review, returns were mixed for world stock markets in local currency terms, but due to the strong U.S. dollar, these returns were all lower in U.S. dollar terms.

Domestic debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. This, combined with falling short-term interest rates, contributed to higher bond prices and a steeper Treasury yield curve -- as rates fell in the short end of the curve while at the same time rising in the long end.

In local currency terms, global bond markets generated positive returns, as most major central banks reduced interest rates in response to slower economic growth. However, because most major currencies




1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are capitalization-weighted, rebalanced semi-annually and include reinvested dividends.

depreciated relative to the U.S. dollar, their returns were lower in U.S. dollar terms. Debt in emerging market countries was a different story. A strong dollar and persistently low inflation helped the emerging market bond asset class to log some of the best returns in the fixed income world for the second year in a row.

At period-end, although the U.S. economy's direction was still unclear, recession risks seemed just a bit less ominous. On June 20, the Conference Board's Index of Leading Indicators, a key gauge of future economic activity, rose 0.5%. This higher-than-expected increase suggested that the U.S. economy may be poised to rebound, although at a slow pace. In addition, financial markets began to factor in the likelihood that the economy will bounce back next year. However, Fed Chairman Alan Greenspan also said that the worst of the year-long slowdown may not be over, and that the Fed stands ready to do more to avert a recession. One threat to a U.S. economic rebound is that consumers might sharply cut back spending should the labor market deteriorate further. However, analysts are hopeful that the tax-cut refund checks expected to arrive in late June through September will help boost consumer spending. Fed officials believe that past interest rate cuts will eventually revive the economy, but because of these mitigating factors, they are not sure when.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/  Rupert H. Johnson, Jr.
----------------------------------------

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK






All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in Franklin Money Market Fund is neither insured nor guaranteed by the U.S. government. The Fund attempts to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION






Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

                   FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.
--------------------------------------------------------------------------------
Both the domestic economy and U.S. equity markets were unsettled during the six-month period ended June 30, 2001. Most major market indexes declined during the period, but growth stocks performed decidedly worse than value stocks as investors became concerned about slowing worldwide economies. For the period, the Russell 3000 Growth Index fell 13.24%, while the Russell 3000 Value Index declined only 0.34%./1/ Economic deceleration begun in the second half of 2000 spread quickly to the corporate market, and companies became more cautious about their spending in 2001's first quarter. Pronounced capital spending reductions occurred in a variety of market segments, which helped cause technology sector growth rates to decline dramatically. In an attempt to stem the weakness and reinvigorate the economy, the Federal Reserve Board (the Fed) moved to cut interest rates several times during the first six months of 2001. Although equity markets rallied temporarily after the first cut, investors seemed less enthusiastic about subsequent rate cut announcements as they became increasingly concerned about the extent of economic weakness.

The capital markets reacted negatively to the recent economic developments, and growth stocks were hit particularly hard. Technology stocks performed quite poorly during the first half of the reporting period, as lackluster earnings results disappointed investors and growth outlooks became more cautious. In this environment, value investing decisively outperformed in all market capitalization segments during the reporting period, especially 2001's first quarter, although growth stocks staged a spring rally that narrowed the value-over-growth advantage. For the six months ended June 30, 2001, the Fund underperformed the benchmark Russell 3000 Growth Index.

The Fund's poor absolute and relative performances primarily were due to our exposure to technology stocks, which saw protracted declines



1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Industry Breakdown
Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
6/30/01

Electronic Technology        24.5%

Technology Services          19.3%

Health Technology            14.0%

Consumer Services             8.9%

Retail Trade                  6.5%

Transportation                4.8%

Communications                4.0%

Commercial Services           3.0%

Finance                       2.8%

Health Services               2.7%

Utilities                     2.6%

Short-Term Investments
& Other Net Assets            6.9%

Top 10 Holdings
Franklin Aggressive Growth
Securities Fund
6/30/01

 Company                           % of Total
 Industry                          Net Assets
-------------------------------- ------------
   Affiliated Computer
   Services Inc., A                    3.9%
   Technology Services
   Celgene Corp.                       3.0%
   Health Technology
   Expeditors International of
   Washington Inc.                     3.0%
   Transportation
   Concord EFS Inc.                    2.9%
   Commercial Services
   Williams-Sonoma Inc.                2.8%
   Retail Trade
   Abgenix Inc.                        2.5%
   Health Technology
   Entravision
   Communications Corp.                2.2%
   Consumer Services
   Caremark RX Inc.                    2.2%
   Health Services
   MedImmune Inc.                      2.1%
   Health Technology
   Qwest Communications
   International Inc.                  2.0%
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

after several years of excellent returns. Demand for technology products slowed as economic growth deteriorated, resulting in excess inventories in many tech-oriented market segments. When demand was strong, equipment manufacturers began over-ordering components to prepare for future growth. When equipment demand slowed, high inventory levels became more visible, contributing to cutbacks or cancellations. Prices and profit margins contracted significantly during this period, leading to the earnings disappointments.

Although we took steps to reduce the Fund's technology stock exposure during the period, we did not anticipate the magnitude of the slowdown or the severity of the profit warnings. Despite market weakness and economic concerns, we remain optimistic regarding growth companies' long-term demand picture, particularly for technology-related industries, and think we could see increased corporate spending on technology in the coming years. However, we are taking a more cautious near-term position as, in our analysis, many companies still need to trim their excess supply. Accordingly, we reduced the portfolio's technology exposure throughout the reporting period. Our significant exposure to a single sector may result in the Fund is experiencing greater volatility than a more broadly diversified portfolio./2/

During the Fund's fiscal year, we continued our disciplined strategy of identifying and investing in what we believed were the best-positioned growth companies, in a variety of industries. Although our exposure to technology stocks declined, we did take advantage of the broad sell-off to initiate some new positions, particularly in select semiconductor companies that appeared less impacted by rising inventory levels. Outside of technology, we found attractive stocks in health care, financial services, transportation and commercial and consumer services. We are particularly optimistic about the health care sector's growth prospects, especially within the pharmaceutical and biotechnology industries, where companies should benefit from expanding pipelines for new products. During the year, we increased our exposure to the pharmaceutical industry, initiating positions in Pfizer and Pharmacia. Both companies have strong growth prospects and were trading at what we considered to be reasonable valuation


2. There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

levels. We also increased our retail sector weighting, which in the past has typically received less emphasis in our portfolio mix. Lower interest rates could promote an increase in consumer spending, and we expect retail growth rates to begin picking up steam if such a trend should occur. The Fund's newly added retail positions included Abercrombie & Fitch, a casual apparel marketer targeting younger consumers.

Despite the significant market weakness of the past six months, we remain optimistic about the long-term prospects for growth stocks and the Fund's portfolio holdings. In our view, the recent U.S. and global economic slowdown is only natural given the incredible expansion we have seen in recent years. The Fed addressed recession concerns, and may move to lower interest rates again in the near future to stimulate economic activity. We could see continued slowing demand for technology in the short term until economic growth re-accelerates, but believe that in the long run, the technology revolution is real. Increasingly, corporations appear to be viewing technology expenditures as a necessary competitive tool, which should fuel ongoing spending. We expect the markets to remain volatile, but believe that growth for most companies could begin to pick up toward the end of 2001. Market weakness brought prices for many of our favorite stocks back to very reasonable levels, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe to be well-positioned growth companies at attractive valuations.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Aggressive Growth Securities
Fund - Class 2






   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.





   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Aggressive Growth Securities Fund - Class 2 delivered a -17.42% cumulative total return for the six-month period ended 6/30/01.* Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Aggressive Growth Securities Fund - Class 2*
Periods ended 6/30/01
                                                    Since
                                                 Inception
                                    1-Year       (5/1/00)
------------------------------------------------------------
 Cumulative Total Return             -44.08%        -37.32%
 Average Annual Total Return         -44.08%        -33.05%
 Value of $10,000 Investment         $5,592         $6,268

*Because Class 2 shares were not offered until 2/12/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 2/12/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 2/12/01 (commencement of sales), the cumulative total return of Class 2 shares was -16.31%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Financial Highlights


                                                                            Class 1
                                                          -------------------------------------------
                                                            Six Months Ended
                                                             June 30, 2001           Period Ended
                                                              (unaudited)        December 31, 2000/a/
                                                          -------------------   ---------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  7.59                  $ 10.00
                                                              -------                  -------
Income from investment operations:
 Net investment income (loss)/b/ ......................          (.01)                     .02
 Net realized and unrealized losses ...................         (1.31)                   (2.43)
                                                              -------                  -------
Total from investment operations ......................         (1.32)                   (2.41)
                                                              -------                  -------
Less distributions from net investment income .........          (.01)                      --
                                                              -------                  -------
Net asset value, end of period ........................       $  6.26                  $  7.59
                                                              =======                  =======
Total return/c/ .......................................        (17.40)%                 (24.10)%
Ratios/supplemental data
Net assets, end of period (000's) .....................       $11,358                  $13,021
Ratios to average net assets:
 Expenses .............................................           .80%/d/                  .90%/d/
 Net investment income (loss) .........................          (.22)%/d/                 .35%/d/
Portfolio turnover rate ...............................        110.92%                   86.65%

/a/For the period May 1, 2000 (effective date) to December 31, 2000.
/b/Based on average shares outstanding.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Financial Highlights (continued)


                                                                Class 2
                                                          -------------------
                                                            Six Months Ended
                                                            June 30, 2001/a/
                                                              (unaudited)
                                                          -------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $  7.48
                                                                -------
Income from investment operations:
 Net investment loss/b/ ...............................            (.01)
 Net realized and unrealized losses ...................           (1.20)
                                                                -------
Total from investment operations ......................           (1.21)
                                                                -------
Less distributions from net investment income .........            (.01)
                                                                -------
Net asset value, end of period ........................         $  6.26
                                                                =======
Total return/c/ .......................................          (16.31)%
Ratios/supplemental data
Net assets, end of period (000's) .....................         $     2
Ratios to average net assets:
 Expenses .............................................            1.05%/d/
 Net investment loss ..................................            (.32)%/d/
Portfolio turnover rate ...............................          110.92%

/a/For the period February 12, 2001 (effective date) to June 30, 2001. /b/Based on average shares outstanding.
/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized



                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                SHARES        VALUE
                                                               --------   ------------
      Common Stocks 93.1%
   /a/Commercial Services 3.0%
      Concord EFS Inc. .....................................     6,300     $  327,663
                                                                           ----------
      Communications 4.0%
      Qwest Communications International Inc. ..............     7,200        229,464
   /a/Sprint Corp. (PCS Group) .............................     9,500        229,425
                                                                           ----------
                                                                              458,889
                                                                           ----------
   /a/Consumer Services 8.9%
      AOL Time Warner Inc. .................................     3,000        159,000
      CEC Entertainment Inc. ...............................     3,400        167,790
      Entravision Communications Corp. .....................    20,200        248,460
      MGM Mirage Inc. ......................................     7,200        215,712
      Univision Communications Inc., A .....................     5,000        213,900
                                                                           ----------
                                                                            1,004,862
                                                                           ----------
   /a/Electronic Technology 24.5%
      Advanced Fibre Communications Inc. ...................     7,200        151,200
      Agere Systems Inc., A ................................    18,000        135,000
      Avocent Corp. ........................................     6,200        141,050
      Cirrus Logic Inc. ....................................     6,200        142,786
      EMC Corp. ............................................     4,000        116,200
      Jabil Circuit Inc. ...................................     6,000        185,160
      L-3 Communications Holdings Inc. .....................     2,700        206,010
      Lam Research Corp. ...................................     4,500        133,425
      Lexmark International Inc. ...........................     3,000        201,750
      Micron Technology Inc. ...............................     4,700        193,170
      ONI Systems Corp. ....................................     4,700        131,130
      Polycom Inc. .........................................     6,700        154,703
      QUALCOMM Inc. ........................................     3,400        198,832
      Rudolph Technologies Inc. ............................     3,900        183,300
      Semtech Corp. ........................................     6,000        180,000
      Tektronix Inc. .......................................     8,300        225,345
      Vitesse Semiconductor Corp. ..........................     5,100        107,304
                                                                           ----------
                                                                            2,786,365
                                                                           ----------
   /a/Finance 2.8%
      Instinet Group Inc. ..................................     6,200        115,568
      Investment Technology Group Inc. .....................     4,100        206,189
                                                                           ----------
                                                                              321,757
                                                                           ----------
    /a/Health Services 2.7%
      Caremark RX Inc. .....................................    15,000        246,750
      United Surgical Partners International Inc. ..........     2,600         62,400
                                                                           ----------
                                                                              309,150
                                                                           ----------
      Health Technology 14.0%
   /a/Abgenix Inc. .........................................     6,300        283,500
   /a/Celgene Corp. ........................................    11,900        343,315
   /a/COR Therapeutics Inc. ................................     5,100        155,550
   /a/Inhale Therapeutic Systems Inc. ......................     6,000        138,000
   /a/MedImmune Inc. .......................................     5,000        236,000
      Pfizer Inc. ..........................................     5,100        204,255
      Pharmacia Corp. ......................................     4,900        225,155
                                                                           ----------
                                                                            1,585,775
                                                                           ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                                     SHARES          VALUE
                                                                                   ----------   ---------------
        Common Stocks (cont.)
        Retail Trade 6.5%
     /a/Abercrombie & Fitch Co., A .............................................      5,000       $   222,500
        GAP Inc. ...............................................................      6,800           197,200
     /a/Williams-Sonoma Inc. ...................................................      8,300           322,206
                                                                                                  -----------
                                                                                                      741,906
                                                                                                  -----------
        Technology Services 19.3%
     /a/Affiliated Computer Services Inc., A ...................................      6,200           445,842
     /a/Amdocs Ltd. ............................................................      3,600           193,860
     /a/Cadence Design Systems Inc. ............................................     10,000           186,300
     /a/Check Point Software Technologies Ltd. (Israel) ........................      3,400           171,938
     /a/Frontline Capital Group ................................................     13,000            19,500
     /a/Inforte Corp. ..........................................................     15,000           183,450
     /a/Interwoven Inc. ........................................................      6,400           108,160
     /a/Openwave Systems Inc. ..................................................      6,500           225,550
        Paychex Inc. ...........................................................      5,500           220,000
     /a/Precise Software Solutions Ltd. (Israel) ...............................      6,200           190,340
     /a/Predictive Systems Inc. ................................................     20,600            82,400
     /a/Sapient Corp. ..........................................................     16,600           161,850
                                                                                                  -----------
                                                                                                    2,189,190
                                                                                                  -----------
        Transportation 4.8%
     /a/Airtran Holdings Inc. ..................................................      9,964           104,622
        Expeditors International of Washington Inc. ............................      5,600           335,994
     /a/Forward Air Corp. ......................................................      3,600           107,820
                                                                                                  -----------
                                                                                                      548,436
                                                                                                  -----------
     /a/Utilities 2.6%
        Aquila Inc. ............................................................      2,600            64,090
        Calpine Corp. ..........................................................      4,500           170,100
        Reliant Resources Inc. .................................................      2,600            64,220
                                                                                                  -----------
                                                                                                      298,410
                                                                                                  -----------
        Total Common Stocks (Cost $10,531,271)..................................                   10,572,403
                                                                                                  -----------
   /a,b/Preferred Stocks
        Technology Services
        Micro Photonix Integration Corp., pfd., C (Cost $5,962).................        944             4,720
                                                                                                  -----------
        Total Long Term Investments (Cost $10,537,233)..........................                   10,577,123
                                                                                                  -----------
     /c/Short Term Investments 7.8%
        Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $884,853884,853           884,853
                                                                                                  -----------
        Total Investments (Cost $11,422,086) 100.9%.............................                   11,461,976
        Other Assets, less Liabilities (.9)% ...................................                     (102,387)
                                                                                                  -----------
        Net Assets 100.0% ......................................................                  $11,359,589
                                                                                                  ===========

/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $ 11,422,086
                                                           ============
  Value ...............................................      11,461,976
 Receivables:
  Investment securities sold ..........................           2,088
  Capital shares sold .................................          37,723
                                                           ------------
   Total assets .......................................      11,501,787
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................         127,166
  Capital shares redeemed .............................               8
  Affiliates ..........................................           6,370
 Other liabilities ....................................           8,654
                                                           ------------
   Total liabilities ..................................         142,198
                                                           ------------
    Net assets, at value ..............................    $ 11,359,589
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    (12,601)
 Net unrealized appreciation ..........................          39,890
 Accumulated net realized loss ........................      (6,597,295)
 Capital shares .......................................      17,929,595
                                                           ------------
    Net assets, at value ..............................    $ 11,359,589
                                                           ============
Class 1:
 Net assets, at value .................................    $ 11,357,955
                                                           ============
 Shares outstanding ...................................       1,814,648
                                                           ============
 Net asset value and offering price per share .........    $       6.26
                                                           ============
Class 2:
 Net assets, at value .................................    $      1,634
                                                           ============
 Shares outstanding ...................................             261
                                                           ============
 Net asset value and offering price per share .........    $       6.26
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Dividends ...................................................    $     32,290
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................          25,849
 Administrative fees (Note 3) ................................          11,126
 Distribution fees - Class 2 (Note 3) ........................               1
 Transfer agent fees .........................................              46
 Custodian fees ..............................................              61
 Reports to shareholders .....................................           1,110
 Professional fees ...........................................           6,384
 Trustees' fees and expenses .................................              97
 Other .......................................................              26
                                                                  ------------
  Total expenses .............................................          44,700
                                                                  ------------
    Net investment loss ......................................         (12,410)
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................      (4,316,174)
 Net unrealized appreciation on investments ..................       2,719,390
                                                                  ------------
Net realized and unrealized loss .............................      (1,569,784)
                                                                  ------------
Net decrease in net assets resulting from operations .........    $ (1,609,194)
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the period ended December 31, 2000



                                                                           Six Months Ended         Period Ended
                                                                             June 30, 2001      December 31, 2000/a/
                                                                          ------------------   ---------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ........................................      $   (12,410)          $     17,512
  Net realized loss from investments and foreign currency transactions        (4,316,174)            (2,281,509)
  Net unrealized appreciation (depreciation) on investments ...........        2,719,390             (2,679,500)
                                                                             -----------           ------------
   Net decrease in net assets resulting from operations ...............       (1,609,194)            (4,943,497)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................          (17,313)                    --
   Class 2 ............................................................               (2)                    --
                                                                             -----------           ------------
 Total distributions to shareholders ..................................          (17,315)                    --
 Capital share transactions: (Note 2) .................................
   Class 1 ............................................................          (36,157)            17,964,107
   Class 2 ............................................................            1,645                     --
                                                                             -----------           ------------
 Total capital share transactions .....................................          (34,512)            17,964,107
   Net increase (decrease) in net assets ..............................       (1,661,021)            13,020,610
Net assets:
 Beginning of period ..................................................       13,020,610                     --
                                                                             -----------           ------------
 End of period ........................................................      $11,359,589           $ 13,020,610
                                                                             ===========           ============
Undistributed net investment income included in net assets:
 End of period ........................................................      $   (12,601)          $     17,124
                                                                             ===========           ============

/a/For the period May 1, 2000 (effective date) to December 31, 2000.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Aggressive Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)


d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                              Six Months Ended                Period Ended
                                                June 30, 2001             December 31, 2000/b/
                                        ----------------------------- ----------------------------
                                            Shares         Amount         Shares        Amount
Class 1 Shares:                         ------------- --------------- ------------- --------------
Shares sold ...........................     982,210    $  6,193,391     1,991,316    $ 20,556,904
Shares issued on reinvestment .........       2,866          17,312            --              --
Shares redeemed .......................    (884,837)     (6,246,860)     (276,907)     (2,592,797)
                                           --------    ------------     ---------    ------------
Net increase (decrease) ...............     100,239    $    (36,157)    1,714,409    $ 17,964,107
                                           ========    ============     =========    ============
Class 2 Shares:/a/
Shares sold ...........................         261    $      1,645
                                           --------    ------------
Net increase ..........................         261    $      1,645
                                           ========    ============

/a/For the period February 12, 2001 (effective date) to June 30, 2001. /b/For the period May 1, 2000 (effective date) to December 31, 2000.


3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                          Affiliation
       -----------------------------------------------------------     -----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
  .50%                First $500 million
  .40%                Over $500 million, up to and including $1 billion
  .35%                Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.


Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses of $596,259, which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $1,397,165 and $88, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $11,836,419, was as follows:


  Unrealized appreciation .............  $  1,326,947
  Unrealized depreciation .............    (1,701,390)
                                         ------------
  Net unrealized depreciation .........  $   (374,443)
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $12,030,380 and $11,592,234, respectively.


6. RESTRICTED SECURITIES


The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted security held at June 30, 2001 is as follows:


                                                                           Acquisition
 Shares  Issuer                                                               Date        Cost     Value
-------- ---------------------------------------------------------------- ------------ --------- ---------
   944   Micro Photonix Integration Corp., pfd., C (.04% of Net Assets)     6/23/00    $5,962    $4,720
                                                                                                 ======

                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in the development, manufacture or sale of communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------
The six months ended June 30, 2001, was a period of significant volatility for communications stocks and for equity markets in general. We believe several interrelated factors contributed to this volatility. First, the slowing global economy began to take its toll on consumer and business confidence. Second, communications stocks, which were overvalued, in our opinion, due to substantial appreciation in prior years, continued to experience a sell-off that began in March 2000. Lastly, many emerging communications companies' financial difficulties shook investor confidence, leading to broader fallout in the entire sector. We believe this confluence of events led investors to unfairly punish the stocks of several solid communications companies. As a result, the -32.73% six-month return of the Nasdaq Telecommuni-cations Index compared unfavorably with the broader Nasdaq Composite Index's -12.32% return./1/

Currently, we are seeking to take advantage of market weakness to position the Fund for potentially strong growth as conditions improve. We generally evaluate potential investments based on each company's fundamentals and the regulatory and economic environment in which it operates. Although we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes that we feel have the possibility of positively impacting the industry and individual companies. We believe that this second layer of analysis helps us position the Fund for strong growth potential.

During the first half of 2001, we believe established telecommunications industry trends remained in place. Demand for bandwidth continued to be strong, but previous years' blistering growth slowed



1. Source: Standard & Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value-weighted.

Geographic Distribution
Franklin Global Communications
Securities Fund
Based on Total Net Assets
6/30/01
Americas              67.1%

Europe                 8.6%

Asia                   6.7%

Short-Term
Investments &
Other Net Assets      17.6%



                                                                          FGC-1

              Top 10 Holdings
      Franklin Global Communications
              Securities Fund
         Based on Total Net Assets
                  6/30/01
 Company                         % of Total
 Industry, Country               Net Assets
------------------------------ ------------
   Clear Channel
   Communications Inc.               3.4%
   Broadcasting, U.S.

   Western Wireless Corp., A         3.2%
   Wireless
   Communications, U.S.

   Sprint Corp. (FON Group)          3.2%
   Major
   Telecommunications,
   U.S.

   Alltel Corp.                      3.0%
   Major
   Telecommunications,
   U.S.

   CenturyTel Inc.                   2.9%
   Specialty
   Telecommunications,
   U.S.

   SBC Communications Inc.           2.6%
   Major
   Telecommunications,
   U.S.

   AT&T Corp.                        2.6%
   Major
   Telecommunications,
   U.S.

   BellSouth Corp.                   2.5%
   Major
   Telecommunications,
   U.S.

   Motorola Inc.                     2.5%
   Telecommunications
   Equipment, U.S.

   Tektronix Inc.                    2.3%
   Electronic Equipment &
   Instruments, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


somewhat as the dot-com shakeout negatively impacted the telecommunications industry. In our opinion, bandwidth growth will continue as the Internet becomes further ingrained in our daily lives and as corporations strive to increase productivity by bolstering their communications networks and outsourcing many of their data-related functions. As the number of users and complexity of the information they send and retrieve increases, we believe network service companies and network equipment providers could benefit. Sprint, one of our larger holdings, is an example of such a company. Sprint operates a global data network carrying a significant portion of today's Internet and corporate data traffic.

If communications networks become more critical to businesses and individuals alike, controlling the "local loop" or the "last mile" of the network should become even more valuable. Therefore, we sought companies that provide local services to end users. BellSouth and SBC Communications, two of our top holdings, were just two examples within the portfolio at period-end. Additionally, cable companies' broadband networks generally should provide a robust platform for the next generation of in-home communications services. For this reason, we maintained large positions in cable companies Comcast and Charter Communications.

Another evolving trend is the growth of wireless communications. The number of wireless subscribers continues to grow throughout much of the world. Due to the relatively low percentage of U.S. cellular phone users, we are particularly bullish on the U.S. wireless market. For this reason, domestic wireless providers Alltel, U.S. Cellular and Western Wireless were among our top holdings.

We also diversified the Fund's holdings by investing in a wide range of communications companies, which included radio and television broadcasters. We sought to take advantage of the growing Hispanic market, which is expanding faster than any other demographic group in the U.S., by purchasing Spanish-language radio and television broadcaster Entravision Communications.

Looking forward, we believe that many of the trends that fueled communications stocks' rallies over the past few years are still in place. Thus, we are optimistic about the potential for global communications companies to deliver strong shareholder returns over the long term. These companies sell services to a rapidly expanding segment of the economy in both developed and emerging nations. As we feel

FGC-2
communications is likely to become an even more important part of our personal and professional lives, companies that provide these services, and the equipment and infrastructure to support them, should continue to grow and prosper. We feel that the Fund is well-diversified and well-positioned to benefit from the changes occurring in global communications.








 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.


                                                                          FGC-3

Franklin Global Communications Securities
Fund - Class 2






   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.







   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Global Communications Securities Fund - Class 2 delivered a -18.76% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Global Communications Securities Fund - Class 2*
Periods ended 6/30/01
                                                                              Since
                                                                           Inception
                                    1-Year       5-Year       10-Year      (1/24/89)
                               ------------- ------------ ------------- --------------
 Cumulative Total Return            -43.66%       +9.39%       +90.74%       +145.50%
 Average Annual Total Return        -43.66%       +1.81%        +6.67%         +7.49%
 Value of $10,000 Investment        $5,634      $10,939       $19,074        $24,550

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -26.40% and -11.63%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.




Past performance does not guarantee future results.

FGC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Financial Highlights


                                                                                         Class 1
                                                      -----------------------------------------------------------------------------
                                                       Six Months Ended                    Year Ended December 31,
                                                         June 30, 2001     --------------------------------------------------------
                                                          (unaudited)       2000        1999        1998         1997        1996
                                                      ------------------   ------      ------      ------       ------      ------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 12.88          $ 24.86     $20.45     $ 20.33       $18.18      $17.90
                                                          -------          -------     ------     -------       ------      ------
Income from investment operations:
 Net investment income/a/ ...........................         .02              .11        .37         .76          .90         .91
 Net realized and unrealized gains (losses) .........       (2.50)           (6.77)      6.91        1.41         3.54         .29
                                                          -------          -------     ------     -------       ------      ------
Total from investment operations ....................       (2.48)           (6.66)      7.28        2.17         4.44        1.20
                                                          -------          -------     ------     -------       ------      ------
Less distributions from:
 Net investment income ..............................        (.01)            (.50)      (.84)       (.83)        (.96)       (.92)
 Net realized gains .................................       (2.49)           (4.82)     (2.03)      (1.22)       (1.33)         --
                                                          -------          -------     ------     -------       ------      ------
Total distributions .................................       (2.50)           (5.32)     (2.87)      (2.05)       (2.29)       (.92)
                                                          -------          -------     ------     -------       ------      ------
Net asset value, end of period ......................     $  7.90          $ 12.88     $24.86     $ 20.45       $20.33      $18.18
                                                          =======          =======     ======     =======       ======      ======
Total return/b/ .....................................      (18.63)%         (32.85)%    39.42%      11.19%       26.76%       7.07%
Ratios/supplemental data
Net assets, end of period (000's) ...................    $360,256         $523,288   $987,011    $986,755   $1,129,904  $1,202,290
Ratios to average net assets:
 Expenses ...........................................         .55%/c/          .52%       .51%        .50%         .50%        .50%
 Net investment income ..............................         .38%/c/          .54%      1.81%       3.15%        3.91%       4.20%
Portfolio turnover rate .............................       62.85%          117.99%     87.53%      33.85%       17.00%      29.69%

 /a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                                                                          FGC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Financial Highlights (continued)


                                                                               Class 2
                                                        -----------------------------------------------------
                                                         Six Months Ended        Year Ended December 31,
                                                           June 30, 2001     --------------------------------
                                                            (unaudited)           2000            1999/d/
                                                        ------------------   -------------   ----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $ 12.86             $ 24.78          $21.02
                                                             ------             -------          ------
Income from investment operations:
 Net investment income/a/ ...........................           .01                 .05             .26
 Net realized and unrealized gains (losses) .........         (2.49)              (6.72)           6.37
                                                            -------             -------          ------
Total from investment operations ....................         (2.48)              (6.67)           6.63
                                                            -------             -------          ------
Less distributions from:
 Net investment income ..............................          (.01)               (.43)           (.84)
 Net realized gains .................................         (2.49)              (4.82)          (2.03)
                                                            -------             -------          ------
Total distributions .................................         (2.50)              (5.25)          (2.87)
                                                            -------             -------          ------
Net asset value, end of period ......................       $  7.88             $ 12.86          $24.78
                                                            =======             =======          ======
Total return/b/ .....................................        (18.76)%            (32.97)%         35.17%

Ratios/supplemental data
Net assets, end of period (000's) ...................       $   317             $   499          $  491
Ratios to average net assets:
 Expenses ...........................................           .79%/c/             .77%            .77%/c/
 Net investment income ..............................           .14%/c/             .29%           1.24%/c/
Portfolio turnover rate .............................         62.85%             117.99%          87.53%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FGC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                    COUNTRY          SHARES           VALUE
                                                               ----------------   ------------   --------------
      Common Stocks 82.4%
   /a/Broadcasting 7.1%
      Clear Channel Communications Inc. ....................     United States       195,000      $12,226,500
      Entravision Communications Corp. .....................     United States       500,000        6,150,000
      Univision Communications Inc., A .....................     United States       167,200        7,152,816
                                                                                                  -----------
                                                                                                   25,529,316
                                                                                                  -----------
   /a/Cable/Satellite TV 6.6%
      Charter Communications Inc., A .......................     United States       351,000        8,195,850
      Comcast Corp., A .....................................     United States       164,000        7,117,600
      EchoStar Communications Corp., A .....................     United States       158,000        5,122,360
      Mediacom Communications Corp., A .....................     United States       193,700        3,420,742
                                                                                                  -----------
                                                                                                   23,856,552
                                                                                                  -----------
   /a/Computer Processing Hardware 1.5%
      Palm Inc. ............................................     United States       919,000        5,578,330
                                                                                                  -----------
   /a/Data Processing Services 1.3%
      Amdocs Ltd. ..........................................     United States        86,000        4,631,100
                                                                                                  -----------
   /a/Electronic Equipment/Instruments 3.8%
      Agilent Technologies Inc. ............................     United States       170,000        5,525,000
      Tektronix Inc. .......................................     United States       302,000        8,199,300
                                                                                                  -----------
                                                                                                   13,724,300
                                                                                                  -----------
   /a/Internet Software/Services 1.1%
      Genuity Inc. .........................................     United States     1,300,000        4,056,000
                                                                                                  -----------
      Major Telecommunications 23.0%
   /a/Alaska Communications Systems Holdings Inc. ..........     United States       180,800        1,654,320
      Alltel Corp. .........................................     United States       175,000       10,720,500
      AT&T Corp. ...........................................     United States       424,000        9,328,000
      BellSouth Corp. ......................................     United States       222,000        8,939,940
      British Telecommunications PLC .......................    United Kingdom     1,144,000        7,191,629
      Korea Telecom Corp. ..................................      South Korea        136,080        5,441,107
      Nippon Telegraph & Telephone Corp. ...................         Japan             1,020        5,315,908
      NTL Inc. .............................................     United States       291,000        3,506,550
      Portugal Telecom SGPS SA, ADR ........................       Portugal          755,004        5,217,078
      SBC Communications Inc. ..............................     United States       236,800        9,486,208
      Sprint Corp. (FON Group) .............................     United States       542,900       11,596,344
      Telefonica SA, ADR ...................................         Spain           122,292        4,554,154
                                                                                                  -----------
                                                                                                   82,951,738
                                                                                                  -----------
      Semiconductors 2.6%
   /a/Agere Systems Inc., A ................................     United States       799,500        5,996,250
      Infineon Technologies AG, ADR ........................        Germany          141,000        3,306,450
                                                                                                  -----------
                                                                                                    9,302,700
                                                                                                  -----------
      Specialty Telecommunications 9.2%
   /a/Allegiance Telecom Inc. ..............................     United States       336,000        5,036,640
      CenturyTel Inc. ......................................     United States       348,100       10,547,430
      Embratel Participacoes SA, ADR, pfd. .................        Brazil           252,900        1,891,692
   /a/General Motors Corp., H ..............................     United States       375,000        7,593,750
   /a/Pinnacle Holdings Inc. ...............................     United States       195,000        1,171,950
      Qwest Communications International Inc. ..............     United States       218,800        6,973,156
                                                                                                  -----------
                                                                                                   33,214,618
                                                                                                  -----------



                                                                          FGC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                          COUNTRY         SHARES         VALUE
                                                                     ---------------- ------------- --------------
      Common Stocks (cont.)
      Telecommunications Equipment 8.1%
   /a/Advanced Fibre Communications Inc. .......................     United States        34,100         716,100
      Motorola Inc. ............................................     United States       534,000       8,843,040
      Nokia Corp., ADR .........................................        Finland          190,500       4,198,620
   /a/Polycom Inc. .............................................     United States       311,700       7,197,153
   /a/Powerwave Technologies Inc. ..............................     United States       227,000       3,291,500
   /a/QUALCOMM Inc. ............................................     United States        52,000       3,040,960
      Scientific-Atlanta Inc. ..................................     United States         7,992         324,475
   /a/Sonus Networks Inc. ......................................     United States        60,900       1,422,624
                                                                                                     -----------
                                                                                                      29,034,472
                                                                                                     -----------
      Wireless Communications 18.1%
   /a/AT&T Wireless Group ......................................     United States       348,000       5,689,800
   /a/China Mobile (Hong Kong) Ltd., ADR .......................         China           290,000       7,769,100
   /a/Leap Wireless International Inc. .........................     United States       129,400       3,920,820
   /a/Microcell Telecommunications Inc. ........................        Canada           546,900       4,976,790
   /a/Microcell Telecommunications Inc., B .....................        Canada           100,600         911,472
   /a/Nextel Communications Inc., A ............................     United States       270,000       4,725,000
      SK Telecom Co. Ltd., ADR .................................      South Korea        326,200       5,512,780
   /a/Sprint Corp. (PCS Group) .................................     United States       263,100       6,353,865
   /a/U.S. Cellular Corp. ......................................     United States       126,000       7,263,900
      Vodafone Group PLC, ADR ..................................    United Kingdom       288,000       6,436,800
   /a/Western Wireless Corp., A ................................     United States       270,000      11,610,010
                                                                                                    ------------
                                                                                                      65,170,337
                                                                                                     -----------
      Total Long Term Investments (Cost $361,515,944)...........                                     297,049,463



                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                     ----------
   /b/Repurchase Agreement 16.0%
      Joint Repurchase Agreement, 3.998%, 7/02/01,
      (Maturity Value $57,727,593)(Cost $57,708,366)..............  United States   $57,708,366       57,708,366
      ABN AMRO Inc. (Maturity Value $5,724,845)
      Banc of America Securities LLC (Maturity Value $1,395,853)
      Barclays Capital Inc. (Maturity Value $4,887,218)
      Bear, Stearns & Co. Inc. (Maturity Value $3,630,488)
      BMO Nesbitt Burns Corp. (Maturity Value $5,724,845)
      BNP Paribas Securities Corp. (Maturity Value $5,724,845)
      Credit Suisse First Boston Corp. (Maturity Value $5,645,759)
      Dresdner Kleinwort Wasserstein Securities LLC
      (Maturity Value $5,724,845)
      Greenwich Capital Markets Inc. (Maturity Value $837,627)
      Lehman Brothers Inc. (Maturity Value $5,724,845)
      Morgan Stanley & Co. Inc. (Maturity Value $4,887,218)
      SG Cowen Securities Corp. (Maturity Value $2,094,356)
      UBS Warburg LLC (Maturity Value $5,724,849)

        Collateralized by U.S. Treasury Bills, Notes and Bonds,
        and U.S. Government Agency Securities                                                       ------------
      Total Investments (Cost $419,224,310) 98.4%..................................................  354,757,829
      Other Assets, less Liabilities 1.6% .........................................................    5,815,068
                                                                                                    ------------
      Net Assets 100.0% ........................................................................... $360,572,897
                                                                                                    ============

/a/Non-income producing
/b/See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FGC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $ 361,515,944
                                                           =============
  Value ...............................................      297,049,463
 Repurchase agreements, at value and cost .............       57,708,366
 Receivables:
  Investment securities sold ..........................       12,754,669
  Dividends and interest ..............................          289,756
                                                           -------------
   Total assets .......................................      367,802,254
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        6,513,510
  Capital shares redeemed .............................          378,698
  Affiliates ..........................................          152,138
 Other liabilities ....................................          185,011
                                                           -------------
   Total liabilities ..................................        7,229,357
                                                           -------------
    Net assets, at value ..............................    $ 360,572,897
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $     837,321
 Net unrealized depreciation ..........................      (64,466,925)
 Accumulated net realized loss ........................      (96,168,422)
 Capital shares .......................................      520,370,923
                                                           -------------
    Net assets, at value ..............................    $ 360,572,897
                                                           =============
Class 1:
 Net assets, at value .................................    $ 360,255,604
                                                           =============
 Shares outstanding ...................................       45,582,786
                                                           =============
 Net asset value and offering price per share .........    $        7.90
                                                           =============
Class 2:
 Net assets, at value .................................    $     317,293
                                                           =============
 Shares outstanding ...................................           40,274
                                                           =============
 Net asset value and offering price per share .........    $        7.88
                                                           =============

                       See notes to financial statements.

                                                                          FGC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Dividends (net of foreign taxes of $74,927) .............................    $     914,427
 Interest ................................................................        1,122,468
                                                                              -------------
  Total investment income ................................................        2,036,895
                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................        1,099,134
 Distribution fees - Class 2 (Note 3) ....................................              531
 Transfer agent fees .....................................................           11,603
 Custodian fees ..........................................................           45,885
 Reports to shareholders .................................................           13,849
 Professional fees .......................................................           15,899
 Trustees' fees and expenses .............................................            4,358
 Other ...................................................................            7,899
                                                                              -------------
  Total expenses .........................................................        1,199,158
                                                                              -------------
   Net investment income .................................................          837,737
                                                                              -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ............................................................      (61,529,190)
  Foreign currency transactions ..........................................          (14,928)
                                                                              -------------
   Net realized loss .....................................................      (61,544,118)
 Net unrealized depreciation on:
  Investments ............................................................      (29,634,937)
  Translation of assets and liabilities denominated in foreign currencies              (444)
                                                                              -------------
   Net unrealized depreciation ...........................................      (29,635,381)
                                                                              -------------
Net realized and unrealized loss .........................................      (91,179,499)
                                                                              -------------
Net decrease in net assets resulting from operations .....................    $ (90,341,762)
                                                                              =============

                       See notes to financial statements.

FGC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $      837,737     $    4,512,037
   Net realized gain (loss) from investments and foreign currency transactions ...........      (61,544,118)        53,707,608
   Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      (29,635,381)      (332,748,296)
                                                                                             --------------     --------------
    Net decrease in net assets resulting from operations .................................      (90,341,762)      (274,528,651)
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................         (284,737)       (18,952,838)
    Class 2 ..............................................................................             (247)           (11,830)
   Net realized gains:
    Class 1 ..............................................................................      (86,469,749)      (181,330,662)
    Class 2 ..............................................................................          (74,871)          (125,705)
                                                                                             --------------     --------------
 Total distributions to shareholders .....................................................      (86,829,604)      (200,421,035)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................       13,958,328         10,827,545
    Class 2 ..............................................................................           (1,216)           407,841
                                                                                             --------------     --------------
 Total capital share transactions ........................................................       13,957,112         11,235,386
    Net decrease in net assets ...........................................................     (163,214,254)      (463,714,300)
Net assets:
 Beginning of period .....................................................................      523,787,151        987,501,451
                                                                                             --------------     --------------
 End of period ...........................................................................   $  360,572,897     $  523,787,151
                                                                                             ==============     ==============
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $      837,321     $      285,592
                                                                                             ==============     ==============

                       See notes to financial statements.

                                                                         FGC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, 100% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Repurchase Agreements


The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


d. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FGC-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


f.  Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.  SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                     Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                -------------------------------- ----------------------------------
                                                     Shares          Amount           Shares            Amount
Class 1 Shares:                                 --------------- ---------------- ---------------- -----------------
Shares sold ...................................       201,636    $   2,274,172        1,857,444    $   42,214,911
Shares issued in reinvestment of distributions     11,340,455       86,754,487       11,088,651       200,283,501
Shares redeemed ...............................    (6,578,237)     (75,070,331)     (12,035,645)     (231,670,867)
                                                   ----------    -------------      -----------    --------------
Net increase ..................................     4,963,854    $  13,958,328          910,450    $   10,827,545
                                                   ==========    =============      ===========    ==============
Class 2 Shares:
Shares sold ...................................        93,526    $   1,243,071          164,696    $    2,949,693
Shares issued in reinvestment of distributions          9,845           75,118            7,625           137,535
Shares redeemed ...............................      (101,932)      (1,319,405)        (153,284)       (2,679,387)
                                                   ----------    -------------      -----------    --------------
Net increase (decrease) .......................         1,439    $      (1,216)          19,037    $      407,841
                                                   ==========    =============      ===========    ==============


                                                                         FGC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                          Affiliation
       -------------------------------------------------------------   ----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .50%          Over $100 million, up to and including $250 million
        .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $34,623,447. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $423,144,998, was as follows:


  Unrealized appreciation .............   $   23,072,468
  Unrealized depreciation .............      (91,459,637)
                                          --------------
  Net unrealized depreciation .........   $  (68,387,169)
                                          ==============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $244,860,690 and $292,532,080, respectively.

FGC-14

                   FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities of companies in the health care sector.
--------------------------------------------------------------------------------
This semiannual report of Franklin Global Health Care Securities Fund covers the period ended June 30, 2001. The six months under review witnessed rapidly decelerating economic growth and persistent stock market volatility. Interestingly but unfortunately, these macroeconomic issues took their toll on health care stocks even though the economy historically has not affected health care spending. Nevertheless, the Fund outperformed one of its benchmark indexes, the S&P(R) Health Care Composite Index, which posted -15.95% during the reporting period./1/

We attribute the Fund's outperformance to a more defensive posture and a greater focus on valuation. After the health care sector's strong returns in 2000, we anticipated that the sector might have a difficult 2001 as part of a normal, healthy correction. As a result, we focused on finding companies with, in our opinion, solid fundamentals and attractively priced stocks. This strategy contributed to the Fund's lower volatility relative to health care stocks in general.

There was very little change in the portfolio's industry allocation. Biotechnology remained our largest industry. In our view, this industry has finally reached a level of critical mass that interests a broad range of investors. We expect the biotechnology industry to have its best year ever in terms of new products launched, size of the overall new product pipeline and number of profitable companies.

Our largest biotechnology position at period-end was Amgen. We feel that Amgen has a broad portfolio of existing products and a solid early stage pipeline. However, our main reason for investing was the company's possible near-term product launches of Aranesp and SD/01 -- new versions of its existing blockbusters Epogen and Neupogen. One of the Fund's best performers during the period was ViroPharma, a small-cap biotechnology company that was one of the industry's



1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


              Top 10 Holdings
        Franklin Global Health Care
              Securities Fund
                  6/30/01
                                  % of Total
  Company                         Net Assets
---------------------------   --------------
   Pfizer Inc.                         4.7%
   Watson
   Pharmaceuticals Inc.                3.9%
   Pharmacia Corp.                     3.8%
   Amgen Inc.                          3.8%
   Andrx Group                         3.1%
   Triad Hospitals Inc.                3.1%
   Gilead Sciences Inc.                2.8%
   Laboratory Corp. of
   America Holdings                    2.8%
   Ivax Corp.                          2.7%
   Caremark RX Inc.                    2.6%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          FGH-1
top-performing stocks. ViroPharma's stock rallied after the presentation of positive data on its lead compound, Picovir. According to ViroPharma, Picovir has proven to be an effective treatment in shortening the duration and reducing the severity of the common cold. We anticipate the company will launch this product next year.

During the six months under review, we substantially increased our weighting in generic drug companies. In our opinion, these stocks have attractive valuations and improving fundamentals. Our research also indicates that a number of drugs are scheduled to lose their patent protection in the next two years, including such top sellers as Prilosec, Prozac and Claritin. We believe generic drug companies will benefit directly from these patent expirations. Furthermore, we believe that any movement toward a Medicare Prescription Drug Benefit plan will result in greater utilization of generic drugs.

Looking forward, we remain positive about the health care sector's long-term fundamentals. An aging population and rapidly changing technology -- resulting in a wider range of treatable conditions and increased life expectancy -- will continue to drive overall health care expenditures. Health care is also generally a sound defensive position given that swings in the business cycle typically have not affected the demand for health care services and products. We will continue our efforts to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion, seeking to provide our shareholders with unique opportunities to invest in today's newest and fastest growing health care companies.









 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

FGH-2

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Global Health Care Securities Fund - Class 2 delivered a -6.74% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                       Franklin Global Health Care Securities Fund - Class 2*
                                       Periods ended 6/30/01
                                                                                          Since
                                                                                        Inception
                                                              1-Year         3-Year     (5/1/98)
                                                         --------------- ------------- -------------
 Cumulative Total Return                                      +8.01%        +56.43%       +57.53%
 Average Annual Total Return                                  +8.01%        +16.08%       +15.43%
 Value of $10,000 Investment                                $10,801        $15,643       $15,753

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +46.26% and +16.57%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.





Franklin Global
Health Care Securities
Fund - Class 2



   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.






   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.

                                                                          FGH-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Financial Highlights


                                                                                    Class 1
                                                        ----------------------------------------------------------------
                                                         Six Months Ended              Year Ended December 31,
                                                           June 30, 2001     -------------------------------------------
                                                            (unaudited)          2000          1999           1998/d/
                                                        ------------------   -----------   ------------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $16.93            $  9.82      $ 10.71          $10.00
                                                              ------            -------      -------          ------
Income from investment operations:
 Net investment income/a/ ...........................             --                .02          .01             .03
 Net realized and unrealized gains (losses) .........          (1.13)              7.10         (.88)            .68
                                                              ------            -------      -------          ------
Total from investment operations ....................          (1.13)              7.12         (.87)            .71
                                                              ------            -------      -------          ------
Less distributions from:
 Net investment income ..............................           (.02)              (.01)         .02)             --
 Net realized gains .................................          (1.84)                --           --              --
                                                              ------            -------      -------          ------
Total distributions .................................          (1.86)              (.01)        (.02)             --
                                                              ------            -------      -------          ------
Net asset value, end of period ......................         $13.94            $ 16.93      $  9.82          $10.71
                                                              ======            =======      =======          ======
Total return/b/ .....................................          (6.61)%            72.57%       (8.10)%          7.10%
Ratios/supplemental data
Net assets, end of period (000's) ...................        $40,001            $44,714      $11,307          $8,990
Ratios to average net assets:
 Expenses ...........................................            .76%/c/            .78%         .82%            .84%/c/
 Net investment income ..............................            .02%/c/            .16%         .09%            .84%/c/
Portfolio turnover rate .............................          62.17%            131.71%      188.22%          40.80%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 1998 (effective date) to December 31, 1998.

FGH-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Financial Highlights (continued)


                                                                              Class 2
                                                        ----------------------------------------------------
                                                         Six Months Ended       Year Ended December 31,
                                                          June 30, 2001     --------------------------------
                                                           (unaudited)          2000            1999/e/
                                                        -----------------   ------------   -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $16.85              $ 9.79           $10.77
                                                           ------              ------           ------
Income from investment operations:
 Net investment loss/a/ .............................        (.02)               (.01)            (.03)
 Net realized and unrealized gains (losses) .........       (1.13)               7.07             (.93)
                                                           ------              ------           ------
Total from investment operations ....................       (1.15)               7.06             (.96)
                                                           ------              ------           ------
Less distributions from:
 Net investment income ..............................          --                  --/d/          (.02)
 Net realized gains .................................       (1.84)                 --               --
                                                           ------              ------           ------
Total distributions .................................       (1.84)                 --             (.02)
                                                           ------              ------           ------
Net asset value, end of period ......................      $13.86              $16.85            $9.79
                                                           ======              ======           ======
Total return/b/ .....................................       (6.74)%             72.13%           (8.89)%
Ratios/supplemental data
Net assets, end of period (000's) ...................        $503                $369              $83
Ratios to average net assets:
 Expenses ...........................................        1.01%/c/            1.03%            1.07%/c/
 Net investment loss ................................        (.24)%/c/           (.07)%           (.30)%/c/
Portfolio turnover rate .............................       62.17%             131.71%          188.22%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/Includes distributions of net investment income in the amount of $.001. /e/For the period January 6, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

                                                                          FGH-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                    COUNTRY        SHARES        VALUE
                                                               ----------------   --------   ------------
      Common Stocks 95.2%
      Consumer Non-Durables
      Givaudan AG ..........................................      Switzerland          16     $    4,397
                                                                                              ----------
   /a/Distribution Services 4.8%
      Andrx Group ..........................................     United States     16,400      1,262,800
      Fisher Scientific International Inc. .................     United States     22,800        661,200
                                                                                              ----------
                                                                                               1,924,000
                                                                                              ----------
   /a/Electronic Technology .6%
      Waters Corp. .........................................     United States      9,400        259,534
                                                                                              ----------
      Health Services 15.5%
   /a/AdvancePCS ...........................................     United States      6,900        441,945
   /a/Caremark RX Inc. .....................................     United States     64,700      1,064,315
      CIGNA Corp. ..........................................     United States      3,300        316,206
      HCA Inc. .............................................     United States     10,300        465,457
   /a/Laboratory Corp. of America Holdings .................     United States     14,800      1,138,120
   /a/Tenet Healthcare Corp. ...............................     United States     16,700        861,553
   /a/Triad Hospitals Inc. .................................     United States     42,400      1,249,528
   /a/United Surgical Partners International Inc. ..........     United States      8,400        201,600
      UnitedHealth Group Inc. ..............................     United States      3,300        203,775
   /a/Universal Health Services Inc., B ....................     United States      7,400        336,700
                                                                                              ----------
                                                                                               6,279,199
                                                                                              ----------
      Health Technology 74.3%
   /a/Abgenix Inc. .........................................     United States     19,500        877,500
      American Home Products Corp. .........................     United States     13,000        759,720
   /a/Amgen Inc. ...........................................     United States     25,100      1,523,068
   /a/Aviron ...............................................     United States     16,100        917,700
   /a/Barr Laboratories Inc. ...............................     United States     10,800        760,428
      Baxter International Inc. ............................     United States     17,200        842,800
   /a/Biogen Inc. ..........................................     United States     15,200        826,272
   /a/Bioject Medical Technologies Inc. ....................     United States      8,000         94,480
      Biomet Inc. ..........................................     United States      8,500        408,510
      Bristol-Myers Squibb Co. .............................     United States     15,400        805,420
   /a/Cerus Corp. ..........................................     United States      1,400        101,598
      Cooper Cos. Inc. .....................................     United States     13,700        704,180
   /a/COR Therapeutics Inc. ................................     United States     34,700      1,058,350
   /a/CV Therapeutics Inc. .................................     United States      5,400        307,800
   /a/Digene Corp. .........................................     United States     10,900        444,720
      FH Faulding & Co. Ltd. ...............................       Australia       32,873        214,547
   /a/Genentech Inc. .......................................     United States     12,000        661,200
   /a/Genta Inc. ...........................................     United States      9,600        128,544
   /a/Genzyme Corp-General Division ........................     United States      9,600        585,600
   /a/Gilead Sciences Inc. .................................     United States     19,700      1,146,343
      Glaxosmithkline PLC, ADR .............................    United Kingdom      7,200        404,640
      ICN Pharmaceuticals Inc. .............................     United States     31,000        983,320
   /a/Inhale Therapeutic Systems Inc. ......................     United States     37,800        869,400
   /a/Intermune Inc. .......................................     United States     18,800        669,656
   /a/Invitrogen Corp. .....................................     United States      3,900        280,020
   /a/Ivax Corp. ...........................................     United States     27,775      1,083,225
   /a/King Pharmaceuticals Inc. ............................     United States     17,900        962,125
   /a/North American Scientific Inc. .......................     United States     19,500        282,750
   /a/NPS Pharmaceuticals Inc. .............................     United States      5,200        209,040
   /a/ORATEC Interventions Inc. ............................     United States     55,700        487,375
   /a/Ortec International Inc. .............................     United States     10,000         65,500
   /a/OSI Pharmaceuticals Inc. .............................     United States      3,300        173,547
      Pfizer Inc. ..........................................     United States     47,700      1,910,385

FGH-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                               COUNTRY          SHARES           VALUE
                                                                          ----------------   ------------   ---------------
      Common Stocks (cont.)
      Pharmacia Corp. .................................................     United States        33,600       $ 1,543,920
      Roche Holding AG ................................................      Switzerland          1,600           113,272
   /a/Salix Pharmaceuticals Ltd. ......................................        Canada            36,300           894,795
      Schering-Plough Corp. ...........................................     United States        14,100           510,984
      Serono SA, ADR ..................................................      Switzerland         33,900           845,805
   /a/Shire Pharmaceuticals Group PLC, ADR ............................    United Kingdom        13,600           754,800
   /a/Titan Pharmaceuticals Inc. ......................................     United States        28,900           867,289
   /a/Varian Medical Systems Inc. .....................................     United States         2,700           193,050
   /a/Versicor Inc. ...................................................     United States         8,400           105,336
   /a/ViroPharma Inc. .................................................     United States        13,900           472,600
   /a/Visible Genetics Inc. ...........................................        Canada            25,800           641,130
   /a/Watson Pharmaceuticals Inc. .....................................     United States        25,900         1,596,475
                                                                                                              -----------
                                                                                                               30,089,219
                                                                                                              -----------
      Total Long Term Investments (Cost $32,868,406)...................                                        38,556,349
                                                                                                              -----------
   /b/Short Term Investments 5.4%
      Franklin Institutional Fiduciary Trust Money Market Portfolio
      (Cost $2,173,714) ................................................     United States     2,173,714        2,173,714
                                                                                                              -----------
      Total Investments (Cost $35,042,120) 100.6%......................                                        40,730,063
      Other Assets, less Liabilities (.6)% ............................                                          (225,127)
                                                                                                              -----------
      Net Assets 100.0% ...............................................                                       $40,504,936
                                                                                                              ===========

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.



                       See notes to financial statements.

                                                                          FGH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


 Assets:
  Investments in securities:
   Cost ................................................    $ 35,042,120
                                                            ============
   Value ...............................................      40,730,063
  Receivables:
   Investment securities sold ..........................       1,486,547
   Capital shares sold .................................           3,504
   Dividends ...........................................           4,619
                                                            ------------
    Total assets .......................................      42,224,733
                                                            ------------
 Liabilities:
  Payables:
   Investment securities purchased .....................       1,644,618
   Capital shares redeemed .............................          46,488
   Affiliates ..........................................          23,536
  Other liabilities ....................................           5,155
                                                            ------------
    Total liabilities ..................................       1,719,797
                                                            ------------
        Net assets, at value ...........................    $ 40,504,936
                                                            ============
 Net assets consist of:
  Undistributed net investment income ..................    $     (6,660)
  Net unrealized appreciation ..........................       5,687,943
  Accumulated net realized loss ........................      (1,094,904)
  Capital shares .......................................      35,918,557
                                                            ------------
        Net assets, at value ...........................    $ 40,504,936
                                                            ============
 Class 1:
  Net asset, at value ..................................    $ 40,001,466
                                                            ============
  Shares outstanding ...................................       2,869,661
                                                            ============
  Net asset value and offering price per share .........    $      13.94
                                                            ============
 Class 2:
  Net asset, at value ..................................    $    503,470
                                                            ============
  Shares outstanding ...................................          36,315
                                                            ============
  Net asset value and offering price per share .........    $      13.86
                                                            ============

                       See notes to financial statements.

FGH-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


 Investment income:
 (net of foreign taxes of $857)
  Dividends ...............................................................    $    147,955
                                                                               ------------
 Expenses:
  Management fees (Note 3) ................................................         106,794
  Administrative fees (Note 3) ............................................          28,195
  Distribution fees - Class 2 (Note 3) ....................................             438
  Transfer agent fees .....................................................             182
  Custodian fees ..........................................................             833
  Reports to shareholders .................................................           1,897
  Professional fees .......................................................           5,635
  Trustees' fees and expenses .............................................             207
  Other ...................................................................             501
                                                                               ------------
    Total expenses ........................................................         144,682
                                                                               ------------
     Net investment income ................................................           3,273
                                                                               ------------
 Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments ............................................................        (804,060)
   Foreign currency transactions ..........................................           1,675
                                                                               ------------
    Net realized loss .....................................................        (802,385)
  Net unrealized appreciation (depreciation) on:
   Investments ............................................................      (2,389,978)
   Translation of assets and liabilities denominated in foreign currencies              201
                                                                               ------------
  Net unrealized depreciation .............................................      (2,389,777)
 Net realized and unrealized loss .........................................      (3,192,162)
                                                                               ------------
 Net decrease in net assets resulting from operations .....................    $ (3,188,889)
                                                                               ============

     See notes to financial statements. See notes to financial statements.

                                                                          FGH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................    $      3,273       $    46,930
   Net realized gain (loss) from investments and foreign currency transactions ...........        (802,385)        6,195,753
   Net unrealized appreciation (depreciation) on investments and translation of assets
     and liabilities denominated in foreign currencies ...................................      (2,389,777)        6,549,568
                                                                                              ------------       -----------
     Net increase (decrease) in net assets resulting from operations .....................      (3,188,889)       12,792,251
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................         (59,173)           (8,336)
    Class 2 ..............................................................................              --               (24)
   Net realized gains:
    Class 1 ..............................................................................      (4,616,996)               --
    Class 2 ..............................................................................         (53,588)               --
                                                                                              ------------       -----------
 Total distributions to shareholders .....................................................      (4,729,757)           (8,360)
 Capital share transactions: (Note 2) ....................................................
    Class 1 ..............................................................................       3,134,221        20,749,647
    Class 2 ..............................................................................         206,480           158,864
                                                                                              ------------       -----------
 Total capital share transactions ........................................................       3,340,701        20,908,511
     Net increase (decrease) in net assets ...............................................      (4,577,945)       33,692,402
Net assets:
 Beginning of period .....................................................................      45,082,881        11,390,479
                                                                                              ------------       -----------
 End of period ...........................................................................    $ 40,504,936       $45,082,881
                                                                                              ============       ===========
Undistributed net investment income included in net assets:
   End of period .........................................................................    $     (6,660)      $    49,240
                                                                                              ============       ===========

                       See notes to financial statements.

FGH-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Global Health Care Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FGH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                      Six Months Ended                   Year Ended
                                                        June 30, 2001                December 31, 2000
                                                ----------------------------- --------------------------------
                                                    Shares         Amount          Shares          Amount
Class 1 Shares:                                 ------------- --------------- --------------- ----------------
Shares sold ...................................     471,400    $  6,919,235       2,637,018    $  35,616,299
Shares issued in reinvestment of distributions      338,118       4,676,169             710            8,336
Shares redeemed ...............................    (580,778)     (8,461,183)     (1,148,689)     (14,874,988)
                                                   --------    ------------      ----------    -------------
Net increase ..................................     228,740    $  3,134,221       1,489,039    $  20,749,647
                                                   ========    ============      ==========    =============
Class 2 Shares:
Shares sold ...................................      10,756    $    156,544          44,304    $     658,550
Shares issued in reinvestment of distributions        3,894          53,588               2               24
Shares redeemed ...............................        (253)         (3,652)        (30,866)        (499,710)
                                                   --------    ------------      ----------    -------------
Net increase ..................................      14,397    $    206,480          13,440    $     158,864
                                                   ========    ============      ==========    =============

3.  TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                          Affiliation
       -------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Servicea)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
         .60%         First $200 million
         .50%         Over $200 million, up to and including $1.3 billion
         .40%         Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FGH-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3.  TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .15%          First $200 million
        .135%         Over $200 million, up to and including $700 million
        .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $43. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $35,185,518 was as follows:



  Unrealized appreciation .............  $  6,985,642
  Unrealized depreciation .............    (1,441,097)
                                         ------------
  Net unrealized appreciation .........  $  5,544,545
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $23,863,190 and $22,474,143, respectively.

                                                                         FGH-13

                   FRANKLIN GROWTH AND INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.
--------------------------------------------------------------------------------
The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended June 30, 2001, experienced marked reversals from the previous reporting period. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000.
The Fed responded by embarking on an aggressive program in 2001 of easing short-term interest rates six times during the first half of the year. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 Composite Index declined 2% during the fourth quarter, down from an 11% increase during the third quarter. Earnings for the first half of 2001 were down more than 10% year-over-year, while third quarter estimates are expected to also remain in negative territory before a possible fourth quarter rebound./1/ Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends, "old economy" value stocks benefited as many investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Value Index, the Fund's benchmark, experienced a -0.34% return for the six months ended June 30, 2001, while the Russell 3000 Growth Index returned -13.24% for the same period./2/

The Fund outperformed its benchmark during the six months under review. An overweighting in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs), and the Fund's gradual shift to more cyclical investments, such as


1. Source: Baseline.

2. Source: Standard & Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


            Top 10 Industries
        Franklin Growth and Income
             Securities Fund
                 6/30/01
                                % of Total
                                Net Assets
                              ------------
   Finance                        15.7%
   Communications                 10.5%
   Consumer Non-Durables           8.3%
   Energy Minerals                 7.3%
   Electronic Technology           7.0%
   Health Technology               6.9%
   Producer Manufacturing          6.9%
   Consumer Durables               5.0%
   Technology Services             4.4%
   Utilities                       3.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          FGI-1

             Top 10 Holdings
       Franklin Growth and Income
             Securities Fund
                 6/30/01
 Company                       % of Total
 Industry                      Net Assets
---------------------------- ------------
   Liberty Media Corp.              2.0%
   Communications
   SBC Communications Inc.          2.0%
   Communications
   Conoco Inc., B                   2.0%
   Energy Minerals
   Philip Morris Cos. Inc.          2.0%
   Consumer Non-Durables
   Freddie Mac                      1.9%
   Finance
   Fleet Boston Financial           1.9%
   Corp.
   Finance
   Verizon Communications           1.8%
   Communications
   Washington Mutual Inc.           1.7%
   Finance
   R.J. Reynolds Tobacco            1.6%
   Holdings Inc.
   Consumer Non-Durables
   Dow Chemical Co.                 1.5%
   Process Industries


consumer durables and basic materials toward the end of the reporting period aided performance. We maintain a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks that we believe are trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.


At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector weighting. We added selectively to our banking exposure during the period by initiating positions in US Bancorp and Citigroup. Our focus in this sector is on banks with low price-to-earnings ratios that we believe will benefit most from lower interest rates and a recovering economy. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but have yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Marsh McLennan after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits after stock prices rose for such companies as Abbott Labs, American Home Products, Baxter International, GlaxoSmithkline and Johnson & Johnson. The overall group's stocks subsequently declined during first quarter 2001, and we took advantage of the weakness to establish positions in such leading companies as Merck, Pharmacia and Schering-Plough. We also initiated positions in health care companies such as Ivax, Alpharma, Caremark and McKesson that should benefit from patents expiring for brand-name drugs. In our opinion, the group's valuations were relatively inexpensive given the companies' long-term earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation

FGI-2
and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, ConAgra, Coca-Cola and Liz Claiborne because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and many of these companies' valuations were approaching historical lows at period-end. New positions include Black & Decker, Brunswick, Cooper Industries and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock has ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

During the period, we added to our electronic technology and technology services holdings as we found opportunities. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer



                                                                          FGI-3
and convertible securities of Sanmina, BEA Systems and Lattice Semiconductor. Convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 14.6% of the Fund's total net assets compared with 9.1% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of June 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average. Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 40 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FGI-4

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Growth and Income Securities Fund - Class 2 delivered a -0.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                             Franklin Growth and Income Securities Fund - Class 2*
                                             Periods ended 6/30/01
                                                                                                      Since
                                                                                                    Inception
                                                             1-Year       5-Year       10-Year      (1/24/89)
                                                        ------------ ------------ -------------- ---------------
 Cumulative Total Return                                   +15.61%      +77.48%      +228.54%       +256.58%
 Average Annual Total Return                               +15.61%      +12.16%       +12.63%        +10.77%
 Value of $10,000 Investment                              $11,561      $17,748       $32,854        $35,658

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.52% and +6.36%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Franklin Growth and Income Securities Fund Class 2


   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

              Past performance does not guarantee future results.


                                                                          FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Financial Highlights


                                                                                                        Class 1
                                                      -----------------------------------------------------------------------------
                                                       Six Months Ended                    Year Ended December 31,
                                                         June 30, 2001      -------------------------------------------------------
                                                          (unaudited)        2000        1999          1998        1997       1996
                                                      -------------------   ------      ------        ------      ------     ------

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .............           $17.16         $17.78      $20.36        $21.01      $17.55     $17.14
                                                             ------         ------      ------        ------      ------     ------
Income from investment operations:
 Net investment income/a/ ........................              .18            .45         .57           .69         .67        .62
 Net realized and unrealized gains (losses) ......             (.21)          2.26        (.16)          .99        4.05       1.64
                                                             ------         ------      ------        ------      ------      -----
Total from investment operations .................             (.03)          2.71         .41          1.68        4.72       2.26
                                                             ------         ------      ------        ------      ------     ------
Less distributions from:
 Net investment income ...........................             (.05)         (1.17)       (.79)         (.69)       (.64)      (.41)
 Net realized gains ..............................            (1.51)         (2.16)      (2.20)        (1.64)       (.62)     (1.44)
                                                             ------         ------      ------        ------      ------      ------
Total distributions ..............................            (1.56)         (3.33)      (2.99)        (2.33)      (1.26)     (1.85)
                                                             ------         ------      ------        ------      ------     ------
Net asset value, end of period ...................           $15.57         $17.16      $17.78        $20.36      $21.01     $17.55
                                                             ======         ======      ======        ======      ======     ======
Total return/b/ ..................................             (.10)%        17.99%       1.10%         8.33%      27.74%     14.19%
Ratios/supplemental data
Net assets, end of period (000's) ................         $735,173       $810,837    $964,553    $1,318,743  $1,338,476 $1,077,989
Ratios to average net assets:
 Expenses ........................................              .50%/c/        .50%        .49%          .49%        .49%       .50%
 Net investment income ...........................             2.13%/c/       2.75%       2.94%         3.27%       3.53%      4.06%
Portfolio turnover rate ..........................            54.58%         66.82%      39.80%        27.32%      36.71%     23.01%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Financial Highlights (continued)


                                                                            Class 2
                                                        ------------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001     ---------------------------
                                                            (unaudited)         2000          1999/d/
                                                        ------------------   ----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $ 17.13          $ 17.73        $ 20.71
                                                             -------          -------        -------
Income from investment operations:
 Net investment income/a/ ...........................            .15              .40            .47
 Net realized and unrealized gains (losses) .........           (.20)            2.27           (.46)
                                                             -------          -------        -------
Total from investment operations ....................           (.05)            2.67            .01
                                                             -------          -------        -------
Less distributions from:
 Net investment income ..............................           (.05)           (1.11)          (.79)
 Net realized gains .................................          (1.51)           (2.16)         (2.20)
                                                             -------          -------        -------
Total distributions .................................          (1.56)           (3.27)         (2.99)
                                                             -------          -------        -------
Net asset value, end of period ......................        $ 15.52          $ 17.13        $ 17.73
                                                             =======          =======        =======
Total return/b/ .....................................           (.22)%          17.79%          (.86)%

Ratios/supplemental data
Net assets, end of period (000's) ...................         $6,654          $ 2,311        $   789
Ratios to average net assets:
 Expenses ...........................................            .75%/c/          .75%           .75%/c/
 Net investment income ..............................           1.84%/c/         2.46%          2.55%/c/
Portfolio turnover rate .............................          54.58%           66.82%         39.80%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                      See notes to financial statements.

                                                                          FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                    SHARES        VALUE
                                                  ---------   -------------
Common Stocks 80.1%
Commercial Services 2.5%
Equifax Inc. ..................................    225,000     $ 8,253,000
The McGraw-Hill Cos. Inc. .....................    154,000      10,187,100
                                                               -----------
                                                                18,440,100
                                                               -----------
Communications 6.9%
Alltel Corp. ..................................    135,000       8,270,100
AT&T Corp. ....................................    352,500       7,755,000
SBC Communications Inc. .......................    367,472      14,720,928
Sprint Corp. (FON Group) ......................    340,000       7,262,400
Verizon Communications ........................    249,922      13,370,827
                                                               -----------
                                                                51,379,255
                                                               -----------
Consumer Durables 5.0%
The Black & Decker Corp. ......................    230,000       9,075,800
Brunswick Corp. ...............................    254,900       6,125,247
General Motors Corp. ..........................    140,000       9,009,000
Mattel Inc. ...................................    310,000       5,865,200
Maytag Corp. ..................................    230,000       6,729,800
                                                               -----------
                                                                36,805,047
                                                               -----------
Consumer Non-Durables 8.3%
Clorox Co. ....................................    215,000       7,277,750
Coca-Cola Co. .................................    160,000       7,200,000
ConAgra Foods Inc. ............................    300,000       5,943,000
Liz Claiborne Inc. ............................    150,000       7,567,500
Philip Morris Cos. Inc. .......................    285,800      14,504,350
Procter & Gamble Co. ..........................    115,000       7,337,000
R.J. Reynolds Tobacco Holdings Inc. ...........    218,300      11,919,180
                                                               -----------
                                                                61,748,780
                                                               -----------
Consumer Services 1.9%
Dow Jones & Co. Inc. ..........................    140,000       8,359,400
Royal Caribbean Cruises Ltd. ..................    260,000       5,748,600
                                                               -----------
                                                                14,108,000
                                                               -----------
Distribution Services .6%
McKesson HBOC Inc. ............................    117,300       4,354,176
                                                               -----------
Electronic Technology 4.0%
Compaq Computer Corp. .........................    480,000       7,435,200
Diebold Inc. ..................................    274,500       8,825,175
Hewlett-Packard Co. ...........................    160,000       4,576,000
Nokia Corp., ADR (Finland) ....................    240,000       5,289,600
PerkinElmer Inc. ..............................    138,800       3,821,164
                                                               -----------
                                                                29,947,139
                                                               -----------
Energy Minerals 7.3%
BP PLC, ADR (United Kingdom) ..................    151,000       7,527,350
Chevron Corp. .................................     95,000       8,597,500
Conoco Inc., B ................................    505,830      14,618,487
Exxon Mobil Corp. .............................     96,572       8,435,564
Petroleo Brasileiro SA, ADR (Brazil) ..........    275,200       7,155,200
Texaco Inc. ...................................    121,400       8,085,240
                                                               -----------
                                                                54,419,341
                                                               -----------



FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                      SHARES         VALUE

                                                    ---------   --------------
Common Stocks (cont.)
Finance 14.7%
A.G. Edwards Inc. ...............................    135,000     $  6,075,000
Bank of America Corp. ...........................    150,000        9,004,500
Citigroup Inc. ..................................    175,000        9,247,000
Fleet Boston Financial Corp. ....................    360,468       14,220,463
Freddie Mac .....................................    205,000       14,350,000
JP Morgan Chase & Co. ...........................    249,270       11,117,442
Lincoln National Corp. ..........................     73,400        3,798,450
St. Paul Cos. Inc. ..............................    153,400        7,775,846
U.S. Bancorp ....................................    480,000       10,939,200
Washington Mutual Inc. ..........................    341,500       12,823,324
Wells Fargo & Co. ...............................    198,000        9,193,140
                                                                 ------------
                                                                  108,544,365
                                                                 ------------
Health Services 1.2%
CIGNA Corp. .....................................     95,000        9,102,900
                                                                 ------------
Health Technology 5.2%
Bristol-Myers Squibb Co. ........................    170,000        8,891,000
ICN Pharmaceuticals Inc. ........................    170,000        5,392,400
Merck & Co. Inc. ................................    110,000        7,030,100
Pharmacia Corp. .................................    225,000       10,338,750
Schering-Plough Corp. ...........................    195,000        7,066,800
                                                                 ------------
                                                                   38,719,050
                                                                 ------------
Non-Energy Minerals 1.1%
Weyerhaeuser Co. ................................    148,000        8,135,560
                                                                 ------------
Process Industries 1.5%
Dow Chemical Co. ................................    338,900       11,268,425
                                                                 ------------
Producer Manufacturing 6.9%
Avery Dennison Corp. ............................    135,000        6,891,750
Cooper Industries Inc. ..........................    245,000        9,699,550
Emerson Electric Co. ............................    170,000       10,285,000
General Electric Co. ............................    122,100        5,952,375
Pitney Bowes Inc. ...............................    190,500        8,023,860
TRW Inc. ........................................    250,000       10,250,000
                                                                 ------------
                                                                   51,102,535
                                                                 ------------
Real Estate 3.8%
Equity Office Properties Trust ..................    295,000        9,330,850
Equity Residential Properties Trust .............    193,800       10,959,390
Glenborough Realty Trust Inc. ...................    400,000        7,720,000
                                                                 ------------
                                                                   28,010,240
                                                                 ------------
Retail Trade 3.0%
Intimate Brands Inc. ............................    430,000        6,480,100
May Department Stores Co. .......................    221,900        7,602,294
Nordstrom Inc. ..................................    415,000        7,698,250
                                                                 ------------
                                                                   21,780,644
                                                                 ------------
Technology Services 1.5%
Automatic Data Processing Inc. ..................    131,500        6,535,550
Computer Associates International Inc. ..........    130,000        4,680,000
                                                                 ------------
                                                                   11,215,550
                                                                 ------------
Transportation .8%
United Parcel Service Inc., B ...................    101,100        5,843,580
                                                                 ------------

                                                                          FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                      SHARES           VALUE
                                                                  -------------   --------------
Common Stocks (cont.)
Utilities 3.9%
Duke Energy Corp. .............................................       175,000      $  6,826,750
National Fuel Gas Co. .........................................       135,800         7,060,242
Reliant Energy Inc. ...........................................       179,000         5,765,590
TXU Corp. .....................................................        78,800         3,797,371
Vectren Corp. .................................................       270,000         5,589,000
                                                                                   ------------
                                                                                     29,038,953
                                                                                   ------------
Total Common Stocks (Cost $500,478,792)........................                     593,963,640
                                                                                   ------------
Convertible Preferred Stocks 5.2%
Consumer Services .5%
MediaOne Group Inc., 7.00%, cvt. pfd. .........................       151,000         4,061,900
                                                                                   ------------
Electronic Technology .5%
Raytheon Co., 8.25%, cvt. pfd. ................................        78,600         3,860,046
                                                                                   ------------
Finance 1.1%
MetLife Capital Trust I, 8.00%, cvt. pfd. .....................        80,000         7,780,000
                                                                                   ------------
Health Services 2.0%
Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................        60,900         7,041,563
Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............        70,000         7,525,000
                                                                                   ------------
                                                                                     14,566,563
                                                                                   ------------
Technology Services 1.1%
Electronic Data Systems Corp., 7.625%, cvt. pfd. ..............       160,000         8,432,000
                                                                                   ------------
Total Convertible Preferred Stocks (Cost $32,766,366)..........                      38,700,509
                                                                                   ------------
                                                                    PRINCIPAL
                                                                     AMOUNT
                                                                   ---------
Convertible Bonds 9.4%
Communications 3.6%
Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ...............    $8,300,000         6,702,250
Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ...............     7,250,000         8,156,250
Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............     7,700,000         7,141,750
NTL Communications Corp., cvt., 144A, 6.75%, 5/15/08 ..........     7,500,000         4,612,500
                                                                                   ------------
                                                                                     26,612,750
                                                                                   ------------
Electronic Technology 2.4%
Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............     4,250,000         5,838,438
LSI Logic Corp., cvt., 4.25%, 3/15/04 .........................     1,880,000         2,599,100
Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................     3,000,000         3,757,500
SCI Systems Inc., cvt., 3.00%, 3/15/07 ........................     7,500,000         6,018,750
                                                                                   ------------
                                                                                     18,213,788
                                                                                   ------------
Health Technology 1.7%
Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................     4,900,000         5,206,250
Ivax Corp., cvt., 5.50%, 5/15/07 ..............................     5,000,000         7,181,250
                                                                                   ------------
                                                                                     12,387,500
                                                                                   ------------



FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)





                                                                                                          PRINCIPAL
                                                                                                            AMOUNT         VALUE
                                                                                                       ------------- --------------
      Convertible Bonds (cont.)
      Technology Services 1.7%
      Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................    $ 4,500,000   $  7,799,063
      BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................      4,250,000      5,062,813
                                                                                                                       ------------

      Total Convertible Bonds (Cost $70,916,599) ....................................................                    12,861,876
                                                                                                                       ------------
      Total Long Term Investments (Cost $604,161,757)................................................                    70,075,914
                                                                                                                       ------------
                                                                                                                        702,740,063
                                                                                                                       ------------
/a/   Repurchase Agreement 5.2%
      Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity Value $38,238,054) (Cost $38,225,319)...     38,225,319     38,225,319
       ABN AMRO Inc.
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       BMO Nesbitt Burns Corp.
       BNP Paribas Securities Corp.
       Credit Suisse First Boston Corp.
       Dresdner Kleinwort Wasserstein Securities LLC
       Greenwich Capital Markets Inc.
       Lehman Brothers Inc.
       Morgan Stanley & Co. Inc.
       SG Cowen Securities Corp.
       UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities                  ------------
      Total Investments (Cost $642,387,076) 99.9%......................................................                 740,965,382
      Other Assets, less Liabilities .1% ..............................................................                     861,318
                                                                                                                       ------------
      Net Assets 100.0% ...............................................................................                $741,826,700
                                                                                                                       ============


/a/Investment is through participation in a joint account with other funds managed by the investment adviser. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

                                                                         FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $642,387,076
                                                           ============
  Value ...............................................     740,965,382
 Receivables:
  Investment securities sold ..........................      13,162,215
  Capital shares sold .................................         282,614
  Dividends and interest ..............................       2,289,509
                                                           ------------
   Total assets .......................................     756,699,720
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................      13,685,472
  Capital shares redeemed .............................         833,434
  Affiliates ..........................................         297,897
 Other liabilities ....................................          56,217
                                                           ------------
   Total liabilities ..................................      14,873,020
                                                           ------------
    Net assets, at value ..............................    $741,826,700
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  8,286,484
 Net unrealized appreciation ..........................      98,578,306
 Accumulated net realized gain ........................      60,327,815
 Capital shares .......................................     574,634,095
                                                           ------------
    Net assets, at value ..............................    $741,826,700
                                                           ============
Class 1:
 Net assets, at value .................................    $735,172,714
                                                           ============
 Shares outstanding ...................................      47,204,369
                                                           ============
 Net asset value and offering price per share .........    $      15.57
                                                           ============
Class 2:
 Net assets, at value .................................    $  6,653,986
                                                           ============
 Shares outstanding ...................................         428,625
                                                           ============
 Net asset value and offering price per share .........    $      15.52
                                                           ============

                       See notes to financial statements.

FGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income: ...........................................
 (net of foreign taxes of $53,814)
 Dividends ...................................................    $   8,729,502
 Interest ....................................................        1,347,755
                                                                  -------------
  Total investment income ....................................       10,077,257
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        1,836,444
 Distribution fees - Class 2 (Note 3) ........................            4,472
 Transfer agent fees .........................................            4,427
 Custodian fees ..............................................            4,019
 Reports to shareholders .....................................           23,794
 Professional fees ...........................................           25,950
 Trustees' fees and expenses .................................            4,218
 Other .......................................................            3,331
                                                                  -------------
  Total expenses .............................................        1,906,655
                                                                  -------------
   Net investment income .....................................        8,170,602
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain from investments ..........................       62,406,538
 Net unrealized depreciation on investments ..................      (72,183,318)
                                                                  -------------
Net realized and unrealized loss .............................       (9,776,780)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $  (1,606,178)
                                                                  =============

                       See notes to financial statements.

                                                                         FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2001      December 31, 2000
                                                                             ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $   8,170,602        $   22,698,592
  Net realized gain from investments .....................................        62,406,538            65,004,861
  Net unrealized appreciation (depreciation) on investments ..............       (72,183,318)           41,326,108
                                                                               -------------        --------------
   Net increase (decrease) in net assets resulting from operations .......        (1,606,178)          129,029,561
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................        (2,210,457)          (54,369,619)
   Class 2 ...............................................................           (15,510)              (77,721)
  Net realized gains:
   Class 1 ...............................................................       (65,292,798)         (101,076,618)
   Class 2 ...............................................................          (458,094)             (107,929)
                                                                               -------------        --------------
 Total distributions to shareholders .....................................       (67,976,859)         (155,631,887)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................        (6,523,487)         (127,004,637)
   Class 2 ...............................................................         4,785,402             1,412,883
                                                                               -------------        --------------
 Total capital share transactions ........................................        (1,738,085)         (125,591,754)
   Net decrease in net assets ............................................       (71,321,122)         (152,194,080)
Net assets:
 Beginning of period .....................................................       813,147,822           965,341,902
                                                                               -------------        --------------
 End of period ...........................................................     $ 741,826,700        $  813,147,822
                                                                               =============        ==============
Undistributed net investment income included in net assets:
 End of period ...........................................................     $   8,286,484        $    2,572,579
                                                                               =============        ==============

                       See notes to financial statements.

FGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


f. Audit Guide


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $230,730 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.


The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $759,416, increase unrealized gains by $629,706, and increase realized gains by $129,710. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                     Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                -------------------------------- ----------------------------------
                                                     Shares          Amount           Shares            Amount
Class 1 Shares:                                 --------------- ---------------- ---------------- -----------------
Shares sold ...................................       982,533    $  16,696,843        1,518,599    $   25,150,863
Shares issued in reinvestment of distributions      4,371,972       67,503,255       10,162,304       155,446,238
Shares redeemed ...............................    (5,392,831)     (90,723,585)     (18,696,840)     (307,601,738)
                                                   ----------    -------------      -----------    --------------
Net decrease ..................................       (38,326)   $  (6,523,487)      (7,015,937)   $ (127,004,637)
                                                   ==========    =============      ===========    ==============
Class 2 Shares:
Shares sold ...................................       853,400    $  14,304,303          614,056    $    9,922,915
Shares issued in reinvestment of distributions         30,753          473,604           12,076           185,650
Shares redeemed ...............................      (590,442)      (9,992,505)        (535,743)       (8,695,682)
                                                   ----------    -------------      -----------    --------------
Net increase ..................................       293,711    $   4,785,402           90,389    $    1,412,883
                                                   ==========    =============      ===========    ==============


FGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                          Affiliation
       ------------------------------------------------------------    ----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .50%          Over $100 million, up to and including $250 million
        .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond discounts and premiums.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $643,426,402 was as follows:


  Unrealized appreciation .............  $ 123,068,119
  Unrealized depreciation .............    (25,529,139)
                                         -------------
  Net unrealized appreciation .........  $  97,538,980
                                         =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $399,904,472 and $463,404,824, respectively.


6. CREDIT RISK


The Fund has 5.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

                                                                         FGI-17

                            FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
High yield corporate bonds staged a modest, although unsteady, rebound in 2001's first half as prices stabilized and market conditions generally improved. A series of short-term interest rate cuts by the U.S. Federal Reserve Board (the Fed) and other central banks worldwide set the stage for possible economic recovery. The 10-year Treasury note's yield began 2001 at 5.12%, fluctuated throughout the reporting period and ultimately rose to 5.40% by June 30, 2001. The risk premium on high yield bonds, as measured by the yield spread over U.S. Treasuries, decreased from 8.32% to 8.09% during the same time. Investors became concerned about continued equity market volatility and weakening global economies, both of which cast a measure of doubt on the future of corporate earnings and, subsequently, the high yield debt market. Within this mixed environment, the CSFB High Yield Index, an unmanaged portfolio constructed to mirror the high yield debt market, returned 4.28% during the six months ended June 30, 2001./1/

We continued to emphasize growth-oriented sectors we feel have attractive long-term potential and favorable industry-specific dynamics, and remained underweighted in cyclical industries that might be negatively impacted by economic deceleration. Except for a reduction in telecommunications, we did not make any major changes to the portfolio mix since our December 31, 2000, report.

Wireless communications was, once again, the Fund's largest industry allocation. The industry continued to grow during the period under review, as strong demand drove revenues higher. The wireless industry benefited from increasing U.S. cellular penetration rates, which rose to more than 40% by the end of calendar year 2000 from 31% at the end of 1999, but still lagged levels of European industrialized countries, where penetration levels were often 70% and higher. The increased popularity of communication via cellular handsets and the introduction of more flexible service offerings were key drivers of the industry's strength. Additionally, consolidation continued to positively impact



1. Source: Credit Suisse First Boston. The CSFB High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.


   Industry Breakdown
   Franklin High Income Fund
   6/30/01
                                 % of Total
                                 Net Assets
                               ------------
   Communications                  32.2%
   Consumer Services               28.6%
   Process Industries               6.1%
   Industrial Services              5.3%
   Utilities                        3.0%
   Commercial Services              2.9%
   Consumer Non-Durables            2.8%
   Electronic Technology            2.6%
   Health Services                  2.5%
   Energy Minerals                  2.5%
   Retail Trade                     2.0%
   Transportation                   1.9%
   Real Estate                      1.4%
   Finance                          1.4%
   Consumer Durables                1.3%
   Technology Services              0.6%
   Producer Manufacturing           0.1%
   Short-Term Investments &
   Other Net Assets                 2.8%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

several high yield wireless issues during the period as their financial profiles improved mainly as a result of the new business combinations. Although its growth rates may slow over the next couple years, we believe the wireless industry's robust expansion will continue largely due to the successful business models currently in place.

Pay television represented the Fund's second-largest industry allocation, as we believe industry fundamentals are strong. Cable services demand remained healthy, driven largely by the introduction of new services such as high-speed Internet, digital cable, telephony and digital television. The success of these services met or exceeded expectations and we believe the outlook remains positive. In addition to its favorable growth prospects, we like cable television's generally utility-like revenue streams -- an attribute that we believe makes the industry more defensive and tends to insulate it from economic fluctuations.

The telecommunications industry comprised the Fund's third-largest allocation, although as previously mentioned we reduced it over the six-month period. Lack of capital availability created funding gaps for many telecommunications companies, leading to liquidity problems. Although this process may be painful in the near term, not all companies are destined for failure, and we believe selected opportunities exist within the sector long-term. In many cases, operators exhibited concrete signs of value, some of which were overlooked in this environment of negative market sentiment. Going forward, we still believe that profitable investments in this industry are possible based on selecting companies that offer flexible service, effective management and reasonable funding to see their business plans to fruition. Other industry weightings did not vary materially, and we continued to emphasize non-cyclical, more defensive industries, including gaming and energy.

Looking forward, we hold a cautiously optimistic outlook for the high yield corporate bond market. Attractive valuations, more favorable new bond issuance trends and proactive Fed monetary policy could combine to alleviate some concerns regarding corporate earnings, supporting the economy and high yield bonds into 2002. Since the beginning of 2001, the Fed has cut interest rates by 275 basis points altogether, while inflation has remained low. Barring a prolonged economic downturn or recession, we believe stable prices coupled with modest, positive economic growth should create a favorable environment for high yield bonds over the near to intermediate term.

On a related note, we expect the default rate, which has been rising, to peak later in 2001 and subsequently decline. Given that the majority of price declines for a given bond occur well before default, we believe that much of the price erosion that would occur with a peak in default rates has already occurred, setting the stage for continued price stability. On a valuation basis, the high yield market remains attractive historically, as the yield spread over Treasuries of 8.0% at period-end far exceeds the 5- and 10-year averages of 5.5% and 5.3%. Con-sequently, we believe there will be attractive opportunities for the Fund in the coming months.




 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin High Income Fund - Class 2


   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin High Income Fund - Class 2 delivered a +2.77% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                      Franklin High Income Fund - Class 2*
                             Periods ended 6/30/01
                                                                       Since
                                                                     Inception
                                  1-Year     5-Year      10-Year     (1/24/89)
                               ---------- ---------- ------------- -------------
 Cumulative Total Return          -8.91%     +9.89%      +98.17%      +116.15%
 Average Annual Total Return      -8.91%     +1.90%       +7.08%        +6.40%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average returns of Class 2 shares were -11.60% and -4.85%.



              Past performance does not guarantee future results.

                           FRANKLIN HIGH INCOME FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page FH-5) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.


       Management Team  The team responsible for the Fund's management is:




Jeff Holbrook, CFA            Mr. Holbrook has been a manager of the Fund since
VICE PRESIDENT, ADVISERS      1997, and has been with Franklin Templeton
                              Investments since 1992.

Chris Molumphy, CFA           Mr. Molumphy has been a manager of the Fund since
EXECUTIVE VICE PRESIDENT,     its inception in 1989, and has been with Franklin
ADVISERS                      Templeton Investments since 1988.

       The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.55% of its average daily net assets to Advisers for its services.


               Please keep this supplement for future reference.

                         FRANKLIN INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, the broader U.S. stock market experienced weakness as it became increasingly clear to investors that many companies were unlikely to meet estimates of earnings and future growth rates. This negative stock market trend was largely a function of unrealistic earnings expectations combined with the dampening effects of slowing economic growth. In the bond market, the 10-year U.S. Treasury yield ranged between 4.76% and 5.52% and ended the period at 5.41%. The relatively narrow range resulted from a tug of war between reports of slowing economic growth and investors seeking safe haven investments contrasted with the Federal Reserve Board's aggressive interest rate easing campaign and optimism toward growth resuming in the near future. In this environment of economic uncertainty and broad stock market weakness, several of the Fund's equity sectors and individual stocks posted healthy gains, while our bond sectors were mixed, resulting in overall positive performance for Franklin Income Securities Fund. During the period, we sought to take profits in the Fund's equity positions that had performed well in 2000 while looking to redeploy assets into corporate bonds and other select equity positions due to their relative attractiveness.

The divergence in stock performance between growth and value oriented sectors appeared to reach its zenith in December with defensive stocks rallying and high growth-oriented sectors falling victim to investor uncertainty and tax-loss selling. However, after a strong rally in January, the stock market continued its decline with growth stocks leading the way as market weakness was magnified by an increasing number of earnings warnings from high profile companies. Conversely, several of the Fund's investments performed well in this environment, including the automotive, precious metals, consumer products and real estate investment trust (REIT) sectors. REITs, in particular, performed well as more investors came to appreciate the sector's steady growth characteristics, attractive valuations and relatively high dividend yields. We continue to believe the sector offers compelling values and added to the Fund's position in Liberty Property Trust at what we considered attractive levels. The consumer products

           Top Five Bond Holdings
      Franklin Income Securities Fund
                  6/30/01
                                  % of Total
 Issuer                           Net Assets
------------------------------- ------------
   FNMA
   6.50%, 6/1/31                     2.5%

   U.S. Treasury Note
   5.875%, 11/15/05                  2.1%

   Conproca SA, S.F., 144A
   12.00%, 6/16/10                   1.7%

   Repubic of Brazil, FRN
   7.625%, 4/15/06                   1.3%

   FHLMC
   6.875%, 1/15/05                   1.2%


          Top Five Stock Holdings
      Franklin Income Securities Fund
                  6/30/01
 Company                          % of Total
 Industry                         Net Assets
------------------------------- ------------
   Philip Morris Cos. Inc.             7.3%
   Consumer Non-Durables

   TXU Corp.                           1.6%
   Utilities

   Public Service Enterprise
   Group Inc.                          1.5%
   Utilities

   American Electric Power
   Co. Inc.                            1.5%
   Utilities

   Xcel Energy Inc.                    1.5%
   Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sector also performed well led by tobacco stocks, which benefited from inexpensive valuations, attractive dividend yields, diminished litigation concerns and stable and predictable cash flow growth. Although we believe tobacco companies should continue to experience solid operating results, we sought to take advantage of strength and higher valuations during the period by reducing our holdings.

Certain of the Fund's equity sectors did experience weakness during the period, including electric utilities and energy. Electric utilities declined largely due to concerns related to the California power crisis and investor rotation back into growth oriented sectors. Although we took the opportunity to reduce our electric utility holdings when their prices and valuations increased, utilities continued to represent our largest equity weighting on June 30, 2001. We remain sanguine about the sector's prospects over the next several years given the current electricity supply/demand imbalance, steady growth rates and the push toward deregulation, which we believe is likely to continue. The Fund's energy holdings were also somewhat volatile over the past six months as a result of flat to down energy prices. As with our other equity sectors that had performed well last year, we took the opportunity to reduce several energy positions as their prices rose during the period.

In other equity sectors, we sought to take advantage of strength in our precious metals holdings by taking profits in our two platinum positions, Anglo American Platinum and Impala Platinum. We increased our General Motors position on weakness during the period as we believed the shares were attractively valued given surprisingly resilient auto demand, the company's ongoing restructuring efforts and the likely divestiture of its ownership in GM Hughes. In addition, we initiated a position in Adelphia Communications convertible bonds, which we believed offered attractive total return characteristics.

High yield corporate bond performance picked up in the first half of 2001 as the sector rebounded from extreme weakness at the end of 2000. However, economic uncertainty, an increase in the high yield default rate and particular weakness in the telecommunications industry still weighed on the sector. Although narrowing more than 1% year-to-date, high yield corporate bond spreads to Treasury yields, a common relative valuation measurement, remained historically wide at more than 8% on June 30, 2001. Believing the sector presented a compelling mix of high income yields and appreciation potential from further spread tightening, we continued to make investments in the sector. Given the uncertain economic and financial market environment, we focused on companies that we considered to have strong market positions, solid management teams and ample liquidity, when adding to existing holdings and initiating positions. New positions included issues from power generator AES Corp., rural cellular operator American Cellular, semiconductor services company Amkor Technology, semiconductor manufacturer Fairchild Semiconductor and Canadian broadcast and newspaper company CanWest Media.

The Fund's foreign bonds delivered a mixed performance as political and economic concerns in Latin America and Turkey weighed on select securities in the sector. However, several of our holdings performed well on a total return basis contributing to the Fund's positive performance. We reduced our holdings in Argentina and Brazil as we became increasingly concerned with economic and political developments in the region. We also reduced our Turkish holdings as the country's bonds rebounded from weakness earlier in the period. As a result of these sales, foreign government bonds represented 5.0% of the Fund's total net assets, down from 8.7% on December 31, 2000.

At the mid-point of our fiscal year, we continue to focus on corporate bond investments as we believe valuations in the sector remain relatively attractive. Although stock market volatility may be presenting many compelling investment opportunities, we believe caution is warranted given the likelihood of a more subdued outlook for earnings growth and an ongoing market valuation reassessment.

As always, we remain committed to our value oriented approach and will continually search for new investments across asset classes and industries. Thank you for your interest in Franklin Income Securities Fund.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Income Securities
Fund - Class 2




   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Income Securities Fund - Class 2 delivered a +2.33% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                     Franklin Income Securities Fund - Class 2*
                                Periods ended 6/30/01
                                                                            Since
                                                                          Inception
                                   1-Year        5-Year       10-Year     (1/24/89)
                               ------------ ------------- ------------- -------------
 Cumulative Total Return           +14.87%       +52.35%      +176.78%     +244.65%
 Average Annual Total Return       +14.87%        +8.78%       +10.72%      +10.47%
 Value of $10,000 Investment      $11,487       $15,235       $27,678      $34,465

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +18.63% and +7.13%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.








Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Financial Highlights


                                                                                          Class 1
                                                       -----------------------------------------------------------------------------
                                                                                          Year Ended December 31,
                                                       Six Months Ended  -----------------------------------------------------------
                                                         June 30, 2001
                                                          (unaudited)      2000       1999        1998         1997          1996
                                                       ----------------  --------   --------   ----------   ----------   ----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $14.70       $  14.69   $  16.92   $    18.37   $    17.21   $    16.47
                                                            ------       --------   --------   ----------   ----------   ----------
Income from investment operations:
 Net investment income/a/ ...........................          .57           1.17       1.19         1.37         1.40         1.32
 Net realized and unrealized gains (losses) .........         (.21)          1.40      (1.43)       (1.07)        1.38          .44
                                                            ------       --------   --------   ----------   ----------   ----------
Total from investment operations ....................          .36           2.57       (.24)         .30         2.78         1.76
                                                            ------       --------   --------   ----------   ----------   ----------
Less distributions from:
 Net investment income ..............................        (1.03)         (1.85)     (1.46)       (1.42)       (1.33)        (.87)
 Net realized gains .................................         (.88)          (.71)      (.53)        (.33)        (.29)        (.15)
                                                            ------       --------   --------   ----------   ----------   ----------
Total distributions .................................        (1.91)         (2.56)     (1.99)       (1.75)       (1.62)       (1.02)
                                                            ------       --------   --------   ----------   ----------   ----------
Net asset value, end of period ......................       $13.15       $  14.70   $  14.69   $    16.92   $    18.37   $    17.21
                                                            ======       ========   ========   ==========   ==========   ==========
Total return/b/ .....................................         2.46%         19.77%     (1.82)%       1.64%       17.09%       11.28%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $593,864       $647,370   $775,116   $1,185,840   $1,406,787   $1,350,659
Ratios to average net assets:
 Expenses ...........................................          .51%/c/        .50%       .50%         .49%         .50%         .50%
 Net investment income ..............................         7.87%/c/       8.21%      7.41%        6.94%        7.53%        7.96%
Portfolio turnover rate .............................        18.96%         23.92%     11.89%       12.22%       14.68%       15.28%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Financial Highlights (continued)


                                                                            Class 2
                                                        ------------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001     ---------------------------
                                                            (unaudited)         2000          1999/c/
                                                        ------------------   ----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $14.66           $14.65         $17.07
                                                              ------          -------         ------
Income from investment operations:
 Net investment income/a/ ...........................            .55             1.14           1.10
 Net realized and unrealized gains (losses) .........           (.22)            1.39          (1.53)
                                                              ------          -------         ------
Total from investment operations ....................            .33             2.53           (.43)
                                                              ------          -------         ------
Less distributions from:
 Net investment income ..............................          (1.03)           (1.81)         (1.46)
 Net realized gains .................................           (.88)            (.71)          (.53)
                                                              ------          -------         ------
Total distributions .................................          (1.91)           (2.52)         (1.99)
                                                              ------          -------         ------
Net asset value, end of period ......................         $13.08           $14.66         $14.65
                                                              ======          =======         ======
Total return/b/ .....................................           2.33%           19.43%         (2.93)%

Ratios/supplemental data
Net assets, end of period (000's) ...................         $4,445           $2,534         $1,302
Ratios to average net assets:
 Expenses ...........................................            .76%/d/          .75%           .75%/d/
 Net investment income ..............................           7.58%/d/         7.99%          7.36%/d/
Portfolio turnover rate .............................          18.96%           23.92%         11.89%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date) to December 31, 1999. /d/Annualized


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                             COUNTRY          SHARES           VALUE
                                                                        ----------------   ------------   --------------
          Common Stocks 32.4%
          Communications .3%
          Telecom Argentina Stet-France Telecom SA, B, ADR ..........       Argentina         100,000      $  1,545,000
                                                                                                           ------------
          Consumer Durables 1.2%
          General Motors Corp. ......................................     United States       115,000         7,400,250
                                                                                                           ------------
          Consumer Non-Durables 8.4%
          Philip Morris Cos. Inc. ...................................     United States       865,000        43,898,750
          R.J. Reynolds Tobacco Holdings Inc. .......................     United States        71,600         3,909,360
          UST Inc. ..................................................     United States        84,800         2,447,328
                                                                                                           ------------
                                                                                                             50,255,438
                                                                                                           ------------
          Energy Minerals 2.1%
          Athabasca Oil Sands Trust .................................        Canada           220,000         5,073,801
          Canadian Oil Sands Trust Units ............................        Canada           200,000         4,612,546
          Petroleo Brasileiro SA, ADR ...............................        Brazil           110,000         2,860,000
                                                                                                           ------------
                                                                                                             12,546,347
                                                                                                           ------------
   /a,c,e/Health Services
          Continucare Corp. .........................................     United States     3,591,464                --
                                                                                                           ------------
          Non-Energy Minerals 1.8%
          Anglo American Platinum Corp. Ltd., ADR ...................     South Africa         65,000         2,884,375
          Anglo American PLC, ADR ...................................    United Kingdom        54,489           815,700
          AngloGold Ltd., ADR .......................................     South Africa        230,000         4,119,300
          Impala Platinum Holdings Ltd., ADR ........................     South Africa         60,000         3,007,500
                                                                                                           ------------
                                                                                                             10,826,875
                                                                                                           ------------
          Real Estate 1.6%
          Felcor Lodging Trust Inc. .................................     United States       197,700         4,626,180
          First Industrial Realty Trust Inc. ........................     United States         9,700           311,758
          Liberty Property Trust ....................................     United States        60,000         1,776,000
          ProLogis Trust ............................................     United States       128,200         2,912,704
                                                                                                           ------------
                                                                                                              9,626,642
                                                                                                           ------------
          Utilities 17.0%
          American Electric Power Co. Inc. ..........................     United States       195,000         9,003,150
          Cinergy Corp. .............................................     United States       155,000         5,417,250
          Dominion Resources Inc. ...................................     United States        75,000         4,509,750
          DTE Energy Co. ............................................     United States        45,000         2,089,800
          Edison International ......................................     United States       114,400         1,275,560
          Energy East Corp. .........................................     United States       150,000         3,136,500
          Entergy Corp. .............................................     United States       215,000         8,253,850
          Exelon Corp. ..............................................     United States        80,000         5,129,600
          FirstEnergy Corp. .........................................     United States       110,000         3,537,600
          FPL Group Inc. ............................................     United States        30,000         1,806,300
          GPU Inc. ..................................................     United States       140,000         4,921,000
          Hawaiian Electric Industries Inc. .........................     United States        66,500         2,540,300
          KeySpan Corp. .............................................     United States        80,000         2,918,400
          PG & E Corp. ..............................................     United States       176,300         1,974,560
          Potomac Electric Power Co. ................................     United States       160,000         3,347,200
          Public Service Enterprise Group Inc. ......................     United States       185,000         9,046,500
          Reliant Energy Inc. .......................................     United States       166,000         5,346,860
          Sempra Energy .............................................     United States       100,000         2,734,000
          Sierra Pacific Resources ..................................     United States       117,200         1,874,028
          Southern Co. ..............................................     United States       195,000         4,533,750
          TXU Corp. .................................................     United States       195,000         9,397,050
          Xcel Energy Inc. ..........................................     United States       310,000         8,819,500
                                                                                                           ------------
                                                                                                            101,612,508
                                                                                                           ------------
          Total Common Stocks (Cost $126,273,765)....................                                       193,813,060
                                                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                                        COUNTRY         SHARES         VALUE
                                                                                    --------------- -------------- -------------
        Preferred Stocks .5%
        Process Industries .5%
     /a/Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ..................................    Indonesia      10,073,000    $   226,643
        Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold .............  United States       108,800      2,491,520
                                                                                                                    -----------
        Total Preferred Stocks (Cost $11,467,768)..................................                                   2,718,163
                                                                                                                    -----------
        Convertible Preferred Stocks 11.1%
        Energy Minerals 2.9%
        Enron Corp., 7.00%, cvt. pfd. .............................................  United States        62,500      2,002,500
        Kerr-McGee Corp., 5.50%, cvt. pfd. ........................................  United States        70,000      3,409,000
        Lomak Financing Trust, 5.75%, cvt. pfd. ...................................  United States       140,000      4,445,000
        Newfield Financial Trust I, 6.50%, cvt. pfd. ..............................  United States        65,000      3,412,500
        Nuevo Financing I, 5.75%, cvt. pfd., A ....................................  United States       140,000      3,934,000
                                                                                                                    -----------
                                                                                                                     17,203,000
                                                                                                                    -----------
        Industrial Services .6%
        Weatherford International Inc., 5.00%, cvt. pfd. ..........................  United States        70,000      3,535,560
                                                                                                                    -----------
        Non-Energy Minerals .7%
        Hecla Mining Co., 7.00%, cvt. pfd., B .....................................  United States        70,000        742,000
     /a/Kinam Gold Inc., 7.50%, cvt. pfd., B ......................................      Canada          150,000      1,732,500
        Newmont Mining Corp., cvt. pfd. ...........................................  United States        48,200      1,891,368
                                                                                                                    -----------
                                                                                                                      4,365,868
                                                                                                                    -----------
        Process Industries .3%
        Georgia-Pacific Corp., 7.50%, cvt. pfd. ...................................  United States        50,000      1,892,500
                                                                                                                    -----------
        Real Estate 4.6%
        Apartment Investment & Management Co., 8.00%, cvt. pfd., K ................  United States       135,000      3,888,000
        Archstone Communities Trust, 7.00%, cvt. pfd., A ..........................  United States        80,000      2,772,000
        Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ........................  United States       322,400      6,348,056
        Host Marriott Corp., 6.75%, cvt. pfd. .....................................  United States       100,000      4,175,000
        Innkeepers USA Trust, 8.625%, cvt. pfd., A ................................  United States       175,000      3,837,750
        Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .....................  United States       190,000      4,398,500
        Vornado Realty Trust, 6.50%, cvt. pfd., A .................................  United States        35,000      1,928,500
                                                                                                                    -----------
                                                                                                                     27,347,806
                                                                                                                    -----------
        Transportation .6%
        Union Pacific Capital Trust, 6.25%, cvt. pfd. .............................  United States        70,000      3,342,500
                                                                                                                    -----------
        Utilities 1.4%
        CMS Energy Trust I, 7.75%, cvt. pfd. ......................................  United States       160,000      6,520,000
        Dominion Resources Inc., 9.50%, cvt. pfd. .................................  United States        35,500      2,051,900
                                                                                                                    -----------
                                                                                                                      8,571,900
                                                                                                                    -----------
        Total Convertible Preferred Stocks (Cost $77,884,314)......................                                  66,259,134
                                                                                                                    -----------
                                                                                                      PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                     ------------
        Bonds 24.8%
     /b/Commercial Services
        AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .....  United States   $ 1,000,000         15,000
                                                                                                                    -----------
        Communications 3.5%
        American Cellular Corp., senior sub. note, 144A, 9.50%, 10/15/09 ..........  United States     2,900,000      2,740,500
        Crown Castle International Corp., senior note, 144A, 9.375%, 8/01/11 ......  United States       900,000        801,000
        Dobson Communications Corp., senior note, 10.875%, 7/01/10 ................  United States     3,500,000      3,517,500
        Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ...............     Bermuda        5,700,000      4,488,750
        McLeodUSA Inc., senior note, 11.375%, 1/01/09 .............................  United States     2,600,000      1,651,000
        McLeodUSA Inc., senior note, 8.125%, 2/15/09 ..............................  United States     1,600,000        852,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)





                                                                                                           PRINCIPAL
                                                                                             COUNTRY        AMOUNT*         VALUE
                                                                                        ---------------- ------------- ------------
        Bonds (cont.)
        Communications (cont.)
     /b/Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ............................   United States   $3,000,000    $    135,000
        Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ......................   United States    3,000,000       2,715,000
        Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ...................   United States    1,000,000       1,145,000
        Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...........   United States    3,290,000       1,348,900
        XO Communications Inc., senior note, 10.75%, 6/01/09 .........................   United States    4,000,000       1,300,000
                                                                                                                       ------------
                                                                                                                         20,694,650
                                                                                                                       ------------
        Consumer Durables .2%
        E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...................   United States    3,750,000       1,143,750
                                                                                                                       ------------
        Consumer Non-Durables 1.9%
        Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08 .................     Argentina      1,900,000       1,349,000
        Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 ......................   United States      500,000         512,500
        Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .........................   United States    2,197,000       1,548,885
        Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 ........................   United States    2,700,000         958,500
        Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ...........................   United States    3,400,000       3,400,000
        Playtex Products Inc., senior sub. note, 144A, 9.375%, 6/01/11 ...............   United States      500,000         511,250
        Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ............   United States    5,800,000       2,581,000
        The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ...............   United States      500,000         517,500
                                                                                                                       ------------
                                                                                                                         11,378,635
                                                                                                                       ------------
        Consumer Services 7.0%
        Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ..................   United States    4,300,000       3,816,250
        Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ................   United States    1,300,000       1,322,750
     /b/AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ............   United States      650,000          16,250
        Cablevision SA, 13.75%, 5/01/09 ..............................................     Argentina      1,600,000       1,128,000
        CanWest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 .................      Canada        1,900,000       1,938,000
        Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ..................   United States    3,200,000       3,288,000
        CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .........................   United States    4,000,000       4,290,000
        EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .....................   United States    4,800,000       4,824,000
        Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ......................   United States      500,000         517,500
        Harveys Casino Resorts, senior sub. note, 10.625%, 6/01/06 ...................   United States    2,200,000       2,332,000
        Lone Cypress Co., sub. note, 11.50%, 8/01/09 .................................   United States    5,167,842       5,322,878
        NTL Communications Corp., senior note, B, 11.875%, 10/01/10 ..................  United Kingdom    3,900,000       2,613,000
        Protection One Alarm Monitoring Inc., senior sub. note, 8.125%, 1/15/09 ......   United States      600,000         339,000
        Six Flags Inc., senior note, 144A, 9.50%, 2/01/09 ............................   United States    1,600,000       1,606,000
        Spanish Broadcasting System, A, senior sub. note, 144A, 9.625%, 11/01/09 .....   United States    2,100,000       1,963,500
        Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ......................   United States    2,300,000       2,394,875
        Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 .............   United States    1,000,000       1,075,000
        Young Broadcasting Inc., senior sub. note, 144A, 10.00%, 3/01/11 .............   United States    3,000,000       2,895,000
                                                                                                                       ------------
                                                                                                                         41,682,003
                                                                                                                       ------------
        Electronic Technology 1.3%
        Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 .....................   United States    3,700,000       3,542,750
     /b/Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ..........................   United States    6,000,000       1,065,000
        Fairchild Semiconductor Corp., 10.50%, 2/01/09 ...............................   United States    3,100,000       3,038,000
                                                                                                                       ------------
                                                                                                                          7,645,750
                                                                                                                       ------------
        Energy Minerals 3.4%
        Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ...............   United States    3,000,000       2,962,500
        Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ................      Mexico        9,000,000      10,282,500
        Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ....................   United States    4,000,000       3,900,000
        Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 .......................   United States      950,000       1,000,445
        P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ................   United States    1,200,000       1,266,000
        Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..................   United States    1,000,000       1,025,000
                                                                                                                       ------------
                                                                                                                         20,436,445
                                                                                                                       ------------
        Finance .6%
        Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ........................   United States    3,000,000       3,277,500
                                                                                                                       ------------
     /b/Health Technology
        Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ...............   United States    2,400,000         252,000
                                                                                                                        -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                         PRINCIPAL
                                                                                           COUNTRY        AMOUNT*         VALUE
                                                                                       --------------- ------------- ---------------
          Bonds (cont.)
          Industrial Services 1.3%
          Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ......   United States   $ 4,000,000    $ 4,140,000
      /b/ First Wave Marine Inc., senior note, 11.00%, 2/01/08 .......................   United States     1,000,000         80,000
          Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08..........   United States     1,000,000      1,020,000
          Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ...   United States       400,000        408,000
          R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ...........................   United States     2,000,000      2,036,068
                                                                                                                        -----------
                                                                                                                          7,684,068
                                                                                                                        -----------
          Non-Energy Minerals .1%
          Century Aluminum Co., first mortgage, 144A, 11.75%, 4/15/08 ................   United States       800,000        836,000
                                                                                                                        -----------
          Process Industries 3.3%
          Applied Extrusion Technologies Inc., senior note, B, 11.50%, 4/01/02 .......   United States     3,000,000      3,018,750
          Applied Extrusion Technologies Inc., 144A, senior notes, 10.75%, 7/01/11 ...   United States       700,000        710,500
          Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ................   United States    10,000,000      2,500,000
          Four M Corp., senior note, B, 12.00%, 6/01/06 ..............................   United States     2,000,000      1,970,000
          Hercules Inc., senior note, 144A, 11.125%, 11/15/07 ........................   United States     1,700,000      1,691,500
          Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ......................   United States     4,000,000      4,080,000
       /b/RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ...........................   United States    10,000,000        350,000
          Riverwood International, senior sub. note, 10.875%, 4/01/08 ................   United States     4,500,000      4,342,500
       /b/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ................     Indonesia       8,000,000      1,220,000
                                                                                                                        -----------
                                                                                                                         19,883,250
                                                                                                                        -----------
          Producer Manufacturing 1.7%
          Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ...............   United States     1,600,000      1,528,000
          Nortek Inc., senior sub. note, 9.875%, 3/01/04 .............................   United States     2,400,000      2,448,000
          Nortek Inc., senior sub. note, 144A, 9.875%, 6/15/11 .......................   United States     2,700,000      2,605,500
          Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ........   United States     2,000,000      1,620,000
       /b/Thermadyne Holdings Corp., sub. note, 10.75%, 11/01/03 .....................   United States     2,696,000        134,800
          Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ..........       Canada        2,350,000      1,727,250
                                                                                                                       ------------
                                                                                                                         10,063,550
                                                                                                                       ------------
       /b/Technology Services
          PSINet Inc., senior note, 10.50%, 12/01/06 .................................   United States     2,000,000        130,000
                                                                                                                       ------------
          Utilities .5%
          AES Corp., senior note, 8.75%, 6/15/08 .....................................   United States     3,300,000      3,258,750
                                                                                                                       ------------
          Total Bonds (Cost $200,155,115)............................................                                   148,381,351
                                                                                                                       ------------
          Convertible Bonds 6.9%
          Consumer Durables .3%
          Exide Corp., cvt., senior sub. note, 144A, 2.90%, 12/15/05 .................   United States     5,000,000      2,109,375
                                                                                                                       ------------
          Consumer Services .6%
          Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ........................   United States     3,400,000      3,310,750
                                                                                                                       ------------
          Electronic Technology 1.3%
          Juniper Networks Inc., cvt., 4.75%, 3/15/07 ................................   United States     1,150,000        826,563
          Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ...........................   United States     8,000,000      6,740,000
                                                                                                                       ------------
                                                                                                                          7,566,563
     /b,e/Health Services                                                                                              ------------
          Continucare Corp., cvt., 144A, 7.00%, 10/31/02 .............................   United States     2,317,073        115,854
                                                                                                                       ------------
          Industrial Services .5%
          Key Energy Services Inc., cvt., 5.00%, 9/15/04 .............................   United States     3,000,000      2,741,250
                                                                                                                       ------------
          Non-Energy Minerals 1.7%
          Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 .................................      Ghana         5,000,000       3,793,750
          Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ...........   United States      100,000          33,500
          Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .................   United States    6,000,000       2,767,500
          Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ........................      Canada        7,000,000       3,889,620
                                                                                                                       ------------
                                                                                                                         10,484,370
                                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                            PRINCIPAL
                                                                                           COUNTRY           AMOUNT*        VALUE
                                                                                         -----------    --------------    ---------

   Convertible Bonds (cont.)
   Real Estate 2.5%
   Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08 ..    United States  $ 3,400,000    $  3,616,750
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02 .............................    United States    5,200,000       5,122,000
   Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ......................    United States    6,500,000       6,443,125
                                                                                                                       ------------
                                                                                                                         15,181,875
                                                                                                                       ------------
   Total Convertible Bonds (Cost $48,610,741)........................................                                    41,510,037
                                                                                                                       ------------
   Zero Coupon/Step-Up Bonds 5.1%
/b/AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
    12.25% thereafter, 3/15/06 ......................................................    United States    2,438,000          60,950
   APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 .........................       Indonesia    11,500,000         172,500
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to
    1/15/06, 13.50% thereafter, 1/15/11 .............................................    United States    3,000,000       1,890,000
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to
    4/01/04, 9.92% thereafter, 4/01/11 ..............................................    United States    5,000,000       3,437,500
   Crown Castle International Corp., senior disc. note, zero cpn. to
    8/01/04, 11.25% thereafter, 8/01/11 .............................................    United States    5,800,000       3,639,500
   Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ...................    United States    8,000,000       2,440,000
   Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
    10.50% thereafter, 12/01/08 .....................................................    United States    7,200,000       1,872,000
   Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ............    United States    1,300,000       1,375,530
   Microcell Telecommunications Inc., senior disc. note, zero cpn. to
    6/01/04, 12.00% thereafter, 6/01/09 .............................................        Canada       3,000,000       1,290,000
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
    9.95% thereafter, 2/15/08........................................................    United States    8,500,000       5,333,750
   Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
    12.125% thereafter, 4/15/08......................................................    United States    5,300,000       1,126,250
/f/Quebecor Media Inc., senior note, 144A, zero cpn. to 7/15/06, 13.75%
   thereafter, 7/15/11 ..............................................................         Canada      4,500,000       2,362,500
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
    11.25% thereafter, 4/15/09 ......................................................    United States    2,800,000       1,302,000
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
    thereafter, 3/15/10 .............................................................    United States    4,200,000       1,785,000
   United Pan-Europe Communications NV, senior disc. note, zero cpn.
    to 8/01/04, 12.50% thereafter, 8/01/09 ..........................................     Netherlands     2,500,000         412,500
   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
    11.875% thereafter, 11/15/09 ....................................................    United States    1,750,000       1,461,250
  XO Communications Inc., senior disc. note, zero cpn. to 6/01/04,
    12.25% thereafter, 6/01/09 ......................................................    United States    4,000,000         580,000
                                                                                                                       ------------
   Total Zero Coupon/Step Up Bonds (Cost $50,560,743)................................                                    30,541,230
                                                                                                                       ------------
   U.S. Government and Agency Securities 8.8%
   FHLMC, 6.875%, 1/15/05 ...........................................................    United States    7,000,000       7,362,593
/f/FNMA, 6.50%, 7/01/29 .............................................................    United States    6,800,000       6,693,750
   FNMA, 6.50%, 12/01/30 ............................................................    United States      330,422         325,664
   FNMA, 6.50%, 2/01/31 .............................................................    United States      650,539         641,172
   FNMA, 6.50%, 4/01/31 .............................................................    United States      809,331         797,150
   FNMA, 6.50%, 5/01/31 .............................................................    United States    5,310,045       5,230,127
   FNMA, 6.50%, 6/01/31 .............................................................    United States   15,299,385      15,069,127
   U.S. Treasury Note, 5.875%, 11/15/04 .............................................    United States    4,000,000       4,138,592
   U.S. Treasury Note, 5.875%, 11/15/05 .............................................    United States   12,000,000      12,432,312
                                                                                                                       ------------
   Total U.S. Government and Agency Securities (Cost $52,164,804)....................                                   52,690,487
                                                                                                                       ------------
   Foreign Government and Agency Securities 5.0%
   Republic of Argentina, L, 6.00%, 3/31/23 .........................................     Argentina       7,900,000       5,024,779
   Republic of Brazil, 10.25%, 1/11/06 ..............................................      Brazil         3,065,000       2,938,569
   Republic of Brazil, 11.00%, 8/17/40 ...............................................     Brazil         3,015,000       2,244,444
   Republic of Brazil, L, FRN, 7.625%, 4/15/06 .......................................     Brazil         8,720,000       7,766,250
   Republic of Bulgaria, FRN, 6.313%, 7/28/11 ........................................    Bulgaria        5,000,000       4,000,000
   Republic of South Africa, 12.00%, 2/28/05 .........................................   South Africa    23,000,000 ZAR   2,988,770
   Republic of South Africa, 13.00%, 8/31/10 .........................................   South Africa    22,000,000 ZAR   3,061,939
   Republic of Turkey, 12.375%, 6/15/09 ..............................................     Turkey         2,000,000       1,832,000
                                                                                                                       ------------
   Total Foreign Government and Agency Securities (Cost $30,074,925)....................                                 29,856,751
                                                                                                                       ------------
   Total Long Term Investments (Cost $597,192,175)......................................                                565,770,213
                                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                      PRINCIPAL
                                                                                       COUNTRY         AMOUNT*          VALUE
                                                                                   --------------- --------------- --------------
     /d/Repurchase Agreement 3.7%
        Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity Value $22,410,538)
        (Cost $22,403,074)......................................................... United States  $ 22,403,074     $ 22,403,074
        ABN AMRO Inc.
        Banc of America Securities LLC
        Barclays Capital Inc.
        Bear, Stearns & Co. Inc.
        BMO Nesbitt Burns Corp.
        BNP Paribas Securities Corp.
        Credit Suisse First Boston Corp.
        Dresdner Kleinwort Wasserstein Securities LLC
        Greenwich Capital Markets Inc.
        Lehman Brothers Inc.
        Morgan Stanley & Co. Inc.
        SG Cowen Securities Corp.
        UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds,
        and U.S. Government Agency Securities
                                                                                                                    ------------
        Total Investments (Cost $619,595,249) 98.3%................................                                  588,173,287
        Other Assets, less Liabilities 1.7% .......................................                                   10,135,757
        Net Assets 100.0% .........................................................                                 ------------
                                                                                                                    $598,309,044
                                                                                                                    ============

Currency Abbreviation:
ZAR- South African Rand




*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing
/b/See Note 6 regarding defaulted securities.
/c/See Note 7 regarding restricted securities.
/d/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.
/e/The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at June 30, 2001 were $115,854.
/f/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $ 619,595,249
                                                           -------------
  Value ...............................................      588,173,287
Receivables:
 Investment securities sold ...........................       13,193,939
 Capital shares sold ..................................           34,956
 Dividends and interest ...............................        7,432,807
                                                           -------------
    Total assets ......................................      608,834,989
                                                           -------------
Liabilities:
 Payables:
  Investment securities purchased .....................        9,530,757
  Capital shares redeemed .............................          717,325
  Affiliates ..........................................          243,758
 Other liabilities ....................................           34,105
                                                           -------------
    Total liabilities .................................       10,525,945
                                                           -------------
     Net assets, at value .............................    $ 598,309,044
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  22,658,506
 Net unrealized depreciation ..........................      (31,423,875)
 Accumulated net realized gain ........................       10,784,148
 Capital shares .......................................      596,290,265
                                                           -------------
     Net assets, at value .............................    $ 598,309,044
                                                           =============
Class 1:
 Net assets, at value .................................    $ 593,864,301
                                                           =============
 Shares outstanding ...................................       45,174,649
                                                           =============
 Net asset value and offering price per share .........    $       13.15
                                                           =============
Class 2:
 Net assets, at value .................................    $   4,444,743
                                                           =============
 Shares outstanding ...................................          339,728
                                                           =============
 Net asset value and offering price per share .........    $       13.08
                                                           =============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 (net of foreign taxes and fees of $35,399)
 Dividends ...............................................................    $   7,697,987
 Interest ................................................................       18,126,673
                                                                              -------------
  Total investment income ................................................       25,824,660
                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................        1,511,686
 Distribution fees - Class 2 (Note 3) ....................................            4,187
 Transfer agent fees .....................................................            3,528
 Custodian fees ..........................................................           18,867
 Reports to shareholders .................................................           14,015
 Professional fees .......................................................           21,328
 Trustees' fees and expenses .............................................            3,245
 Other ...................................................................            7,557
                                                                              -------------
  Total expenses .........................................................        1,584,413
                                                                              -------------
   Net investment income .................................................       24,240,247
                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................       11,190,307
  Foreign currency transactions ..........................................          (18,292)
                                                                              -------------
   Net realized gain .....................................................       11,172,015
 Net unrealized depreciation on:
  Investments ............................................................      (20,674,901)
  Translation of assets and liabilities denominated in foreign currencies              (622)
                                                                              -------------
   Net unrealized depreciation ...........................................      (20,675,523)
                                                                              -------------
Net realized and unrealized loss .........................................       (9,503,508)
                                                                              -------------
Net increase in net assets resulting from operations .....................    $  14,736,739
                                                                              =============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $  24,240,247      $   55,980,103
  Net realized gain from investments and foreign currency transactions ...................      11,172,015          35,380,848
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................     (20,675,523)         29,551,145
                                                                                             -------------      --------------
   Net increase in net assets resulting from operations ..................................      14,736,739         120,912,096
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................     (40,945,074)        (82,922,917)
   Class 2 ...............................................................................        (290,468)           (182,714)
  Net realized gains:
   Class 1 ...............................................................................     (35,098,053)        (32,026,055)
   Class 2 ...............................................................................        (248,988)            (60,736)
                                                                                             -------------      --------------
 Total distributions to shareholders .....................................................     (76,582,583)       (115,192,422)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................       7,863,519        (133,391,500)
   Class 2 ...............................................................................       2,387,978           1,156,757
                                                                                             -------------      --------------
 Total capital share transactions ........................................................      10,251,497        (132,234,743)
   Net decrease in net assets ............................................................     (51,594,347)       (126,515,069)
Net assets:
 Beginning of period .....................................................................     649,903,391         776,418,460
                                                                                             -------------      --------------
 End of period ...........................................................................   $ 598,309,044      $  649,903,391
                                                                                             =============      ==============
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $  22,658,506      $   39,721,056
                                                                                             =============      ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $67,255 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to increase net investment income by $133,629, decrease unrealized gains by $118,958, and decrease realized gains by $14,671. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                         Six Months Ended                     Year Ended
                                                          June 30, 2001                   December 31, 2000
                                                 -------------------------------- ----------------------------------
                                                      Shares          Amount           Shares            Amount
Class 1 Shares:                                  --------------- ---------------- ---------------- -----------------
 Shares sold ...................................       832,383    $  12,382,372        1,137,512    $   16,260,434
 Shares issued in reinvestment of distributions      5,791,556       76,043,127        8,645,717       114,948,972
 Shares redeemed ...............................    (5,483,022)     (80,561,980)     (18,513,063)     (264,600,906)
                                                    ----------    -------------      -----------    --------------
 Net increase (decrease) .......................     1,140,917    $   7,863,519       (8,729,834)   $ (133,391,500)
                                                    ==========    =============      ===========    ==============
 Class 2 Shares:
 Shares sold ...................................       171,339    $   2,519,530          310,184    $    4,402,959
 Shares issued in reinvestment of distributions         41,274          539,455           18,197           234,450
 Shares redeemed ...............................       (45,734)        (671,007)        (244,454)       (3,489,652)
                                                    ----------    -------------      -----------    --------------
 Net increase ..................................       166,879    $   2,387,978           83,927    $    1,156,757
                                                    ==========    =============      ===========    ==============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                         Affiliation
       ------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .50%          Over $100 million, up to and including $250 million
        .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $19,458. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $619,785,211 was as follows:


  Unrealized appreciation .............  $   91,714,591
  Unrealized depreciation .............    (123,326,515)
                                         --------------
  Net unrealized depreciation .........  $  (31,611,924)
                                         ==============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $110,713,082 and $108,160,502, respectively.



6. CREDIT RISK AND DEFAULTED SECURITIES


The Fund has 35.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2001, the Fund held defaulted securities with a value aggregating $3,574,854 representing
 .6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.



7. RESTRICTED SECURITIES


The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:


                                 Acquisition
Shares      Issuer                  Date          Cost         Value
----------- ------------------- ------------ ------------- ------------
3,591,464   Continucare Corp.       6/16/00   $2,469,132    $   --
                                                            ===========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. OTHER CONSIDERATIONS

Advisers, as the manager of the Fund, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of Anacomp, Inc., Metrocall Inc. and RBX Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.

                                       FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies, with significant positions expected in the technology sector (including electronic technology, technology services and health technology).
--------------------------------------------------------------------------------
This semiannual report of Franklin Large Cap Growth Securities Fund covers the six months ended June 30, 2001. During this time, the U.S. economy, as measured by gross domestic product (GDP) growth, limped along at a considerably slower pace than in the same period in 2000. The biggest drag on growth seemed to come from companies struggling to get rid of their unsold goods. One of the main forces that kept the economy from tipping into recession was strong consumer spending, which accounts for two-thirds of all economic activity. Inflation rose slightly but remained modest.

Weak corporate earnings continued to rattle investors and appeared likely to worsen because many U.S. corporations' costs are still rising more quickly than their revenues. Generally speaking, U.S. companies were pressured by a number of factors, including rising wage, energy and interest expenses, and became unable to offset these higher operating costs with revenue growth. This negative momentum afflicted the broader U.S. technology sector the most, and showed no signs of subsiding as corporate capital spending declined. Likewise, many non-technology companies scaled back capital investment plans (both technology-related and other physical assets) in the face of falling free cash flows. Also, companies in the business of selling goods and services to other companies suffered from weak customer demand, and thus, declining earnings.

Within this environment, U.S. financial markets continued to see quite high levels of volatility. After falling almost 12% in the first quarter of 2001, the Standard & Poor's 500 Composite Index (S&P 500) posted an impressive 11.6% rally during April and the first three weeks of May before falling off again as corporate profit warnings continued to flood in. In our view, such volatility reflected investors' continued uncertainty about the U.S. economy and corporate earnings. Overall, the S&P 500 returned -6.70% for the six months ended June 30,

[BAR GRAPH]
Industry Breakdown
Franklin Large Cap Growth
Securities Fund 6/30/01

Health Technology            13.6%
Finance                      13.4%
Utilities                    12.9%
Electronic Technology        10.4%
Communications                7.6%
Technology services           7.4%
Consumer Non-Durables         7.1%
Retail Trade                  5.9%
Consumer Services             3.6%
Industrial Services           3.1%
Producer Manufacturing        2.3%
Transportation                1.7%
Energy Minerals               1.6%
Distribution Services         1.3%
Process Industries            0.9%
Consumer Durables             0.5%
Short-Term Investments
& Other Net Assets            6.7%

             Top 10 Holdings
            Franklin Large Cap
          Growth Securities Fund
        Based on Total Net Assets
                 6/30/01
 Company                        % of Total
 Industry                       Net Assets
----------------------------- ------------
   AES Corp.                         2.2%
   Utilities
   Enron Corp.                       2.2%
   Industrial Services
   Exelon Corp.                      2.2%
   Utilities
   Citigroup Inc.                    2.0%
   Finance
   Johnson & Johnson                 1.9%
   Health Technology
   Amgen Inc.                        1.9%
   Health Technology
   Philip Morris Cos. Inc.           1.9%
   Consumer Non-Durables
   Dominion Resources Inc.           1.8%
   Utilities
   AOL Time Warner Inc.              1.8%
   Consumer Services
   Sprint Corp. (FON Group)          1.8%
   Communications

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

2001, and the Russell 1000 Index, another measure of large capitalization stocks, fell 7.05% for the same period./1/

As always, we maintained our bottom-up investment strategy during this difficult time, selecting individual stocks whose fundamentals and risk/return attributes looked most compelling. On the positive side, we found that recent share price declines in the equity markets made stock valuations much more reasonable in many industries, even after taking into account their near-term earnings weakness. We stress that understanding the overall U.S. economic environment was crucial, as it helped us analyze operating conditions and outlooks for various industries and companies. However, such macro-economic analysis was not the primary factor driving our portfolio investment decisions. We may employ economic analysis to help us make intelligent stock selections, but eschew making major sector decisions based upon our predictions about broad trends such as GDP growth.

One of the portfolio's biggest changes during the period was in the technology sector. We became convinced that valuations in the broader technology sector had reached levels that made a number of quality stocks look quite compelling on a long-term risk/return basis. Therefore, we rather aggressively built up positions in several technology-related stocks. By early February 2001, our total technology sector weighting (excluding health technology) had risen to nearly 28% of the Fund's total net assets -- slightly above the S&P 500's technology weighting at that time. We purchased stocks such as Applied Materials and Intel in the semiconductor and semiconductor manufacturing equipment areas. Since February, however, these stocks rebounded sharply, and we gradually took profits in the latter half of the reporting period, thereby reducing our total technology sector weighting (excluding health technology) to just 17.8% by June 30, 2001. Given the sector's still very difficult operating outlook and the strong share price gains posted in a rather short period of time, we feel less enthusiastic on a risk/return basis about some of these holdings than we did in January.


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some companies are characterized by relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000(R) Index, which measures the 3,000 largest U.S. companies based on total market capitalization. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

For similar reasons, we also sold software vendors Synopsys, Oracle and VERITAS.

We eagerly await the opportunity to rebuild positions in several leading technology companies when their valuations return to levels that we find more compelling. Along those lines, we selectively bought a handful of technology stocks on the heels of what we perceived as severe share price weakness, including Compaq Computer and CheckPoint Software.

We continued to hold a large position in electrical power generators, including traditional utility companies and non-regulated independent power producers
(IPPs). On June 30, 2001, our overall utility sector weighting remained about 13%, significantly more than the 3.7% weighting for the S&P 500. Some of these stocks, such as Calpine, Mirant, AES and Dynegy, recently came under some pressure in response to political concerns emanating from California's energy crisis. Specifically, the very large profits made by these companies in a severely supply-constrained electricity market captured the attention of some politicians who are pushing for limits on how much these companies can charge for electricity. Although we do not believe the near-term impact of this development will be significant, we are taking it seriously and monitoring the situation closely. Meanwhile, we also continued to own a handful of more traditional, slower-growth utility stocks among the Fund's top 20 holdings at period-end, such as Exelon and Dominion Resources -- neither of which we believe face any of the political risks or concerns that currently impact the California-based IPPs.

Elsewhere, we added to Dow Chemical based upon our view that the stock's current share price looked attractive relative to the company's long-term earnings potential. End markets for this company's core chemical-related products were generally quite weak near period-end and, in our opinion, the stock's valuation more than amply reflected it. Although it may take some time for conditions to improve, we think this industry leader will be among the major beneficiaries. We also added to our position in beverage producer Coors, believing that it presented a compelling opportunity based upon recent valuation. Also in the beverage industry, we recently bought shares of Coca-Cola. In response to some near-term softness in industry conditions, the stock was trading at a five-year low and looked compelling to us from a long-term risk/return perspective. On the sell side, we reduced or eliminated the following:
Furniture Brands, whose share price rose nearly 33% during the reporting period; petroleum conglomerate Exxon-Mobil; clothing apparel concern Tommy Hilfiger; and utility stock DTE Energy after it posted healthy gains and became less compelling to us on a risk/return basis.

Looking ahead, we are encouraged to see the resilience of U.S. consumers in the current economic environment, but believe it is important to recognize that a future consumer spending slowdown is by no means out of the question. As companies continue looking for ways to cut costs to offset declining sales, layoffs remain one of their quickest and easiest options. Not only are existing jobs being eliminated, but also the creation of new jobs -- which occurred at such a steady pace with countless new, small companies being launched over the past five years -- has generally ground to a halt. The recent trend suggests slowing household spending going forward. Some good news for the near term: The Fed's six aggressive interest rate cuts during the reporting period, and the enacted federal income tax rebates and reductions passed by Congress, should provide the economy with a powerful double jolt of increased liquidity that may eventually stimulate the economy. Meanwhile, we believe two primary concerns remain: declining corporate revenue growth and its struggle to keep pace with rising expenses, as well as continued softening in various foreign economies that serve as markets for U.S. exports.

Fortunately, we are not in the business of making precise economic predictions about the timing or magnitude of future economic trends, and will continue to employ our core investment philosophy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams. By consistently adhering to this core discipline based upon assessment of risk and return on a bottom-up, stock-by-stock basis, and then constantly monitoring our resulting industry and sector weightings to make sure that we feel comfortable with the magnitude of their risks, we aim to deliver superior investment returns over the long term. Encouragingly, we believe the current economic landscape and stock markets offer no shortage of interesting opportunities to profitably apply this strategy.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Franklin Large Cap Growth Securities
Fund - Class 2


   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Large Cap Growth Securities Fund - Class 2 delivered a -4.92% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Large Cap Growth Securities Fund - Class 2*
                        Periods ended 6/30/01
                                                              Since
                                                           Inception
                                   1-Year       5-Year      (5/1/96)
                               ----------- ------------- -------------
 Cumulative Total Return           -10.40%  +108.95%      +112.71%
 Average Annual Total Return       -10.40%   +15.88%       +15.73%
 Value of $10,000 Investment     $  8,960   $20,895       $21,271

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +28.45% and +10.63%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Past performance does not guarantee future results.

                   FRANKLIN LARGE CAP GROWTH SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


The prospectus is amended by replacing the second sentence of the section "Main Investments" under GOALS AND STRATEGIES (page FL-1) with the following sentence, which will become effective November 1, 2001:


For this Fund, large cap companies are those with market capitalization values (share price multiplied by the number of common stock shares outstanding) within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.


               Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Highlights


                                                                  Class 1
                                                      -------------------------------
                                                                          Year Ended
                                                       Six Months Ended  December 31,
                                                         June 30, 2001   ------------
                                                          (unaudited)        2000
                                                      ------------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $21.03          $  21.07
                                                           ------          --------
Income from investment operations:
 Net investment income/a/ ...........................         .06               .09
 Net realized and unrealized gains (losses) .........       (1.04)             1.14
                                                           ------          --------
Total from investment operations ....................        (.98)             1.23
                                                           ------          --------
Less distributions from:
 Net investment income ..............................        (.11)             (.11)
 Net realized gains .................................       (4.37)            (1.16)
                                                           ------          --------
Total distributions .................................       (4.48)            (1.27)
                                                           ------          --------
Net asset value, end of period ......................      $15.57          $  21.03
                                                           ======          ========
Total return/b/ .....................................       (4.84)%            5.75%
Ratios/supplemental data
Net assets, end of period (000's) ...................    $366,358          $431,384
Ratios to average net assets:
 Expenses ...........................................         .77%/c/           .78%
 Net investment income ..............................         .57%/c/           .43%
Portfolio turnover rate .............................       32.77%            70.16%



                                                                             Class 1
                                                      -----------------------------------------------------
                                                                     Year Ended December 31,
                                                      -----------------------------------------------------
                                                          1999         1998         1997         1996/d/
                                                      ------------ ------------ ------------ --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $  16.08     $  13.42     $  11.36       $10.00
                                                        --------     --------     --------       ------
Income from investment operations:
 Net investment income/a/ ...........................        .11          .10          .06          .03
 Net realized and unrealized gains (losses) .........       4.96         2.62         2.02         1.33
                                                        --------     --------     --------       ------
Total from investment operations ....................       5.07         2.72         2.08         1.36
                                                        --------     --------     --------       ------
Less distributions from:
 Net investment income ..............................       (.08)        (.06)        (.02)          --
 Net realized gains .................................         --           --           --           --
                                                        --------     --------     --------       ------
Total distributions .................................       (.08)        (.06)        (.02)          --
                                                        --------     --------     --------       ------
Net asset value, end of period ......................   $  21.07     $  16.08     $  13.42       $11.36
                                                        ========     ========     ========       ======
Total return/b/ .....................................      31.65%       20.29%       18.31%       13.60%
Ratios/supplemental data
Net assets, end of period (000's) ...................   $407,515     $220,952     $109,355      $44,667
Ratios to average net assets:
 Expenses ...........................................        .77%         .77%         .77%         .77%/c/
 Net investment income ..............................        .63%        1.00%         .72%         .96%/c/
Portfolio turnover rate .............................      41.78%       12.17%       19.90%        3.91%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 1996 (effective date) to December 31, 1996.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Highlights (continued)


                                                                             Class 2
                                                        -------------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001     ----------------------------
                                                            (unaudited)         2000          1999/d/
                                                        ------------------   ----------   ---------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $20.93           $21.01         $16.47
                                                              ------           ------         ------
Income from investment operations:
 Net investment income/a/ ...........................            .03              .03            .04
 Net realized and unrealized gains (losses) .........          (1.04)            1.13           4.58
                                                              ------           ------         ------
Total from investment operations ....................          (1.01)            1.16           4.62
                                                              ------           ------         ------
Less distributions from:
 Net investment income ..............................           (.06)            (.08)          (.08)
 Net realized gains .................................          (4.37)           (1.16)            --
                                                              ------           ------         ------
Total distributions .................................          (4.43)           (1.24)          (.08)
                                                              ------           ------         ------
Net asset value, end of period ......................         $15.49           $20.93         $21.01
                                                              ======           ======         ======
Total return/b/ .....................................          (4.92)%           5.46%         28.11%
Ratios/supplemental data
Net assets, end of period (000's) ...................         $1,987           $1,081          $ 542
Ratios to average net assets:
 Expenses ...........................................           1.02%/c/         1.03%          1.02%/c/
 Net investment income ..............................            .31%/c/          .17%           .22%/c/
Portfolio turnover rate .............................          32.77%           70.16%         41.78%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                        SHARES         VALUE
                                                                      ---------   ---------------
      Common Stocks 93.3%
      Communications 7.6%
      AT&T Corp. ..................................................    210,000     $  4,620,000
/a/   Global Crossing Ltd. (Bermuda) ..............................     55,000          475,200
      Qwest Communications International Inc. .....................     75,600        2,409,372
      SBC Communications Inc. .....................................    100,000        4,006,000
      Sprint Corp. (FON Group) ....................................    310,000        6,621,600
      Verizon Communications ......................................     80,000        4,280,000
      Vodafone Group PLC, ADR (United Kingdom) ....................    135,450        3,027,309
/a/   Worldcom Inc.-Worldcom Group ................................    190,000        2,698,000
                                                                                   ------------
                                                                                     28,137,481
                                                                                   ------------
      Consumer Durables .5%
      Maytag Corp. ................................................     64,100        1,875,566
                                                                                   ------------
      Consumer Non-Durables 7.1%
      Adolph Coors Co., B .........................................     86,000        4,315,480
      Clorox Co. ..................................................     95,000        3,215,750
      Coca-Cola Co. ...............................................     50,000        2,250,000
      Kimberly-Clark Corp. ........................................     55,000        3,074,500
      Philip Morris Cos. Inc. .....................................    136,700        6,937,526
      Procter & Gamble Co. ........................................    101,000        6,443,800
                                                                                   ------------
                                                                                     26,237,056
                                                                                   ------------
      Consumer Services 3.6%
/a/   AOL Time Warner Inc. ........................................    125,000        6,625,000
/a/   Clear Channel Communications Inc. ...........................     44,300        2,777,610
      McDonald's Corp. ............................................    140,000        3,788,400
                                                                                   ------------
                                                                                     13,191,010
                                                                                   ------------
      Distribution Services 1.3%
      McKesson HBOC Inc. ..........................................    130,000        4,825,600
                                                                                   ------------
      Electronic Technology 10.4%
/a/   Applied Materials Inc. ......................................     61,700        3,029,471
/a/   CIENA Corp. .................................................     46,000        1,748,000
      Compaq Computer Corp. .......................................    300,000        4,647,000
/a/   Comverse Technology Inc. ....................................     15,000          864,300
/a/   Dell Computer Corp. .........................................    130,000        3,461,900
      Hewlett-Packard Co. .........................................    110,000        3,146,000
      Intel Corp. .................................................    110,500        3,232,126
      International Business Machines Corp. .......................     35,000        3,955,000
/a/   Juniper Networks Inc. .......................................     15,700          488,270
/a/   KLA-Tencor Corp. ............................................     37,000        2,163,390
      Linear Technology Corp. .....................................     65,000        2,874,300
      Lucent Technologies Inc. ....................................    220,000        1,364,000
      Motorola Inc. ...............................................    126,000        2,086,561
      Nokia Corp., ADR (Finland) ..................................     50,000        1,102,000
      Nortel Networks Corp. (Canada) ..............................     85,000          772,650
/a/   Tellabs Inc. ................................................     45,450          876,277
/a/   Xilinx Inc. .................................................     60,000        2,474,400
                                                                                   ------------
                                                                                     38,285,645
                                                                                   ------------
      Energy Minerals 1.6%
      Anadarko Petroleum Corp. ....................................     45,000        2,431,351
      Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........     60,000        3,496,200
                                                                                   ------------
                                                                                      5,927,551
                                                                                   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                     SHARES          VALUE
                                                                   ----------   ---------------
      Common Stocks (cont.)
      Finance 13.4%
      American International Group Inc. ........................     50,000      $  4,300,000
      Bank of America Corp. ....................................     90,000         5,402,700
      Bank of New York Co. Inc. ................................     75,000         3,600,000
      Bank One Corp. ...........................................     65,000         2,327,000
      Capital One Financial Corp. ..............................     21,900         1,314,000
      Charles Schwab Corp. .....................................    211,000         3,228,300
      Citigroup Inc. ...........................................    140,000         7,397,600
      Fifth Third Bancorp ......................................     90,750         5,449,539
      Goldman Sachs Group Inc. .................................     24,300         2,084,940
      JP Morgan Chase & Co. ....................................    117,000         5,218,200
      Marsh & McLennan Cos. Inc. ...............................     39,000         3,939,000
      Wells Fargo & Co. ........................................    106,000         4,921,580
                                                                                 ------------
                                                                                   49,182,859
                                                                                 ------------
      Health Technology 13.6%
      Abbott Laboratories ......................................     90,000         4,320,900
      American Home Products Corp. .............................     82,000         4,792,080
/a/   Amgen Inc. ...............................................    115,000         6,978,200
      Baxter International Inc. ................................     60,000         2,940,000
/a/   Biogen Inc. ..............................................     66,000         3,587,761
/a/   Genentech Inc. ...........................................     50,000         2,755,000
      Johnson & Johnson ........................................    140,000         7,000,000
      Medtronic Inc. ...........................................    100,000         4,601,000
      Merck & Co. Inc. .........................................     50,000         3,195,500
      Pfizer Inc. ..............................................    120,000         4,806,000
      Schering-Plough Corp. ....................................    140,000         5,073,600
                                                                                 ------------
                                                                                   50,050,041
                                                                                 ------------
      Industrial Services 3.1%
      Enron Corp. ..............................................    166,000         8,134,000
      Schlumberger Ltd. ........................................     60,000         3,159,000
                                                                                 ------------
                                                                                   11,293,000
                                                                                 ------------
      Process Industries .9%
      Dow Chemical Co. .........................................     99,000         3,291,750
                                                                                 ------------
      Producer Manufacturing 2.3%
      General Electric Co. .....................................     65,000         3,168,750
      Molex Inc. ...............................................     59,296         2,166,084
      United Technologies Corp. ................................     40,000         2,930,400
                                                                                 ------------
                                                                                    8,265,234
                                                                                 ------------
      Retail Trade 5.9%
      Albertson's Inc. .........................................    111,000         3,328,890
/a/   Cost Plus Inc. ...........................................    146,200         4,386,000
      CVS Corp. ................................................     99,100         3,825,260
/a/   The Kroger Co. ...........................................    123,000         3,075,000
/a/   Linens N Things Inc. .....................................     40,000         1,092,800
/a/   Safeway Inc. .............................................     20,000           960,000
      Walgreen Co. .............................................     47,600         1,625,540
      Wal-Mart Stores Inc. .....................................     70,000         3,416,000
                                                                                 ------------
                                                                                   21,709,490
                                                                                 ------------
      Technology Services 7.4%
      Automatic Data Processing Inc. ...........................    105,300         5,233,410
/a/   BMC Software Inc. ........................................    123,000         2,772,420
/a/   Check Point Software Technologies Ltd. (Israel) ..........     27,000         1,365,391

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                    SHARES         VALUE
                                                                  ---------   --------------
      Common Stocks (cont.)
      Technology Services (cont.)
      Computer Associates International Inc. ..................    130,000     $  4,680,000
/a/   Computer Sciences Corp. .................................     70,000        2,422,000
/a/   Concord EFS Inc. ........................................     85,000        4,420,850
/a/   Microsoft Corp. .........................................     90,000        6,534,000
                                                                               ------------
                                                                                 27,428,071
                                                                               ------------
      Transportation 1.7%
      Expeditors International of Washington Inc. .............    105,000        6,299,896
                                                                               ------------
      Utilities 12.9%
/a/   AES Corp ................................................    191,600        8,248,380
/a/   Aquila Inc. .............................................     93,400        2,302,310
/a/   Calpine Corp. ...........................................     82,000        3,099,600
      CMS Energy Corp. ........................................    122,000        3,397,700
      Dominion Resources Inc. .................................    113,000        6,794,690
      Duke Energy Corp. .......................................    100,000        3,901,000
      Dynegy Inc. .............................................     35,000        1,627,500
      Exelon Corp. ............................................    126,500        8,111,181
/a/   Mirant Corp. ............................................     28,900          994,160
      Montana Power Co. .......................................    195,000        2,262,000
      Pinnacle West Capital Corp. .............................     70,000        3,318,000
      Reliant Energy Inc. .....................................     35,000        1,127,350
/a/   Reliant Resources Inc. ..................................     96,500        2,383,551
                                                                               ------------
                                                                                 47,567,422
                                                                               ------------
      Total Long Term Investments (Cost $307,005,447)..........                 343,567,672
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                        PRINCIPAL
                                                                         AMOUNT           VALUE
                                                                       -----------    ------------
/b/   Repurchase Agreement 7.3%
      Joint Repurchase Agreement, 3.998%, 7/02/01,
      (Maturity Value $26,891,024) (Cost $26,882,068)................. $26,882,068    $ 26,882,068
       ABN AMRO Inc.
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       BMO Nesbitt Burns Corp.
       BNP Paribas Securities Corp.
       Credit Suisse First Boston Corp.
       Dresdner Kleinwort Wasserstein Securities LLC
       Greenwich Capital Markets Inc.
       Lehman Brothers Inc.
       Morgan Stanley & Co. Inc.
       SG Cowen Securities Corp.
       UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds,
        and U.S. Government Agency Securities
                                                                                      ------------
      Total Investments (Cost $333,887,515) 100.6%......................               370,449,740
      Other Assets, less Liabilities (.6)% .............................                (2,105,403)
                                                                                      ------------
      Net Assets 100.0% ................................................              $368,344,337
                                                                                      ============

/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $333,887,515
                                                           ============
  Value ...............................................     370,449,740
 Receivables:
  Investment securities sold ..........................       5,407,417
  Capital shares sold .................................          31,617
  Dividends ...........................................         249,996
                                                           ------------
   Total assets .......................................     376,138,770
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................       7,125,228
  Capital shares redeemed .............................         406,044
  Affiliates ..........................................         229,887
 Other liabilities ....................................          33,274
                                                           ------------
   Total liabilities ..................................       7,794,433
                                                           ------------
    Net assets, at value ..............................    $368,344,337
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  1,134,322
 Net unrealized appreciation ..........................      36,562,225
 Accumulated net realized loss ........................      (3,076,320)
 Capital shares .......................................     333,724,110
                                                           ------------
    Net assets, at value ..............................    $368,344,337
                                                           ============
Class 1:
 Net assets, at value .................................    $366,357,621
                                                           ============
 Shares outstanding ...................................      23,534,412
                                                           ============
 Net asset value and offering price per share .........    $      15.57
                                                           ============
Class 2:
 Net assets, at value .................................    $  1,986,716
                                                           ============
 Shares outstanding ...................................         128,293
                                                           ============
 Net asset value and offering price per share .........    $      15.49
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 (net of foreign taxes and fees of $20,504)
 Dividends ...................................................     $   2,111,167
 Interest ....................................................           567,783
                                                                   -------------
  Total investment income ....................................         2,678,950
                                                                   -------------
Expenses:
 Management fees (Note 3) ....................................         1,496,328
 Distribution fees - Class 2 (Note 3) ........................             1,474
 Transfer agent fees .........................................             1,968
 Custodian fees ..............................................             2,216
 Reports to shareholders .....................................            23,566
 Professional fees ...........................................            12,886
 Trustees' fees and expenses .................................             2,655
 Other .......................................................             2,173
                                                                   -------------
  Total expenses .............................................         1,543,266
                                                                   -------------
   Net investment income .....................................         1,135,684
                                                                   -------------
Realized and unrealized losses:
 Net realized loss from investments ..........................        (1,181,640)
 Net unrealized depreciation on investments ..................       (20,091,170)
                                                                   -------------
Net realized and unrealized loss .............................       (21,272,810)
                                                                   -------------
Net decrease in net assets resulting from operations .........     $ (20,137,126)
                                                                   =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                              Six Months Ended        Year Ended
                                                                                June 30, 2001      December 31, 2000
                                                                             ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $   1,135,684        $   1,961,260
  Net realized gain (loss) from investments ..............................        (1,181,640)          79,192,321
  Net unrealized depreciation on investments .............................       (20,091,170)         (58,856,844)
                                                                               -------------        -------------
   Net increase (decrease) in net assets resulting from operations .......       (20,137,126)          24,296,737
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................        (1,998,581)          (2,083,731)
   Class 2 ...............................................................            (4,651)              (3,736)
  Net realized gains:
   Class 1 ...............................................................       (80,683,920)         (23,114,084)
   Class 2 ...............................................................          (305,474)             (53,174)
                                                                               -------------        -------------
 Total distributions to shareholders .....................................       (82,992,626)         (25,254,725)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................        37,722,023           24,765,907
   Class 2 ...............................................................         1,286,970              600,710
                                                                               -------------        -------------
 Total capital share transactions ........................................        39,008,993           25,366,617
   Net increase in net assets ............................................       (64,120,759)          24,408,629
Net assets:
 Beginning of period .....................................................       432,465,096          408,056,467
                                                                               -------------        -------------
 End of period ...........................................................     $ 368,344,337        $ 432,465,096
                                                                               =============        =============
Undistributed net investment income included in net assets:
 End of period ...........................................................     $   1,134,322        $   2,001,870
                                                                               =============        =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Large Cap Growth Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 97% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                -------------------------------- ---------------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                 --------------- ---------------- --------------- -----------------
Shares sold ...................................       793,736    $  16,554,686       4,644,192    $  102,859,877
Shares issued on merger/a/ ....................            --               --         211,448         4,482,695
Shares issued in reinvestment of distributions      5,269,758       82,682,501       1,194,775        25,197,815
Shares redeemed ...............................    (3,040,408)     (61,515,164)     (4,877,195)     (107,774,480)
                                                   ----------    -------------      ----------    --------------
Net increase ..................................     3,023,086    $  37,722,023       1,173,220    $   24,765,907
                                                   ==========    =============      ==========    ==============
Class 2 Shares:
Shares sold ...................................       256,086        5,027,791         586,785        12,886,037
Shares issued in reinvestment of distributions         19,867          310,124           2,707            56,910
Shares redeemed ...............................      (199,318)      (4,050,945)       (563,610)      (12,342,237)
                                                   ----------    -------------      ----------    --------------
Net increase ..................................        76,635    $   1,286,970          25,882    $      600,710
                                                   ==========    =============      ==========    ==============

/a/During the year ended December 31, 2000, Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Large Cap Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Franklin Large Cap Growth Investments Fund pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                        Affiliation
       ----------------------------------------------------------    -----------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Advisers, Inc. (Advisers)                            Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
        .75%          First $500 million
        .625%         over $500 million, up to and including $1 billion
        .50%          over $1 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $336,490,865 was as follows:


  Unrealized appreciation .............  $  77,820,747
  Unrealized depreciation .............    (43,861,872)
                                         -------------
  Net unrealized appreciation .........  $  33,958,875
                                         =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $124,649,891 and $175,711,166, respectively.

THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                           FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with capital preservation and liquidity. The Fund also seeks to maintain a stable share price of $1.00./1/ The Fund invests in high quality U.S. dollar-denominated money market debt instruments.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2001, the U.S. economy remained weak and appeared to be walking a fine line between a soft landing and a recession. The combination of lower stock prices and higher short-term interest rates in 2000 contributed to a sharp deceleration in U.S. economic growth. Corporate spending shrank dramatically, while profits suffered from declining earnings growth. After a record-long expansion, the "New Economy" showed its first cracks as productivity and consumer confidence fell. Debt levels for consumers and corporations continued to rise. Manufacturing contracted and layoffs increased across many sectors.

In an effort to sustain the country's record economic expansion and mitigate the negative economic news, and noting relatively moderate inflation, the Federal Reserve Board (the Fed) began the year 2001 by lowering short-term interest rates. The Fed reduced rates six times during the period, for a total of 275 basis points (2.75%), bringing the federal funds target rate from 6.50% to 3.75% by June 30, 2001. Despite the Fed's aggressive actions, gross domestic product (GDP) growth, the country's broadest gauge of economic vibrancy, further decelerated to a 1.3% annualized rate in first quarter 2001.

Consumer spending held up relatively well during the period, as evidenced by higher than expected demand for housing and automobiles. However, there remains the risk that lower stock prices, continued layoffs and higher energy and electricity prices could cause a further downshift in overall consumer spending.

In recognition of the dramatic economic slowdown and likelihood of lower interest rates, we began extending the Fund's weighted average maturity in late 2000 and maintained a relatively longer than normal maturity through the end of the period. By locking in higher rates for


               Top 10 Holdings
         Franklin Money Market Fund
                   6/30/01
                                   % of Total
  Security Name                    Net Assets
-------------------------------- ------------
   Federal National Mortgage
   Association                       17.3%
   UBS Warburg LLC                    7.2%
   Federal Home Loan
   Mortgage Corp.                     5.7%
   Federal Home Loan Bank             5.2%
   ABN Amro Bank NV,
   Chicago Branch                     3.5%
   Deutsche Bank AG, New
   York Branch                        3.5%
   Nestle Capital Corp.               3.5%
   Canadian Wheat Board               3.5%
   International Lease
   Finance Co.                        3.5%
   Pitney Bowes Credit Corp.          3.5%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

longer periods, the Fund sought to maximize its performance despite the declining interest rate environment.

While we believe that the Fed is nearing the end of its easing mode, the U.S. economy remains fragile. Therefore, the Fed may cut rates further until an economic recovery is more clearly in sight. We believe that the Fed's aggressive easing, combined with lower income tax rates, should stimulate economic growth later in 2001. If signs of economic growth become more evident, we believe short-term rates should gradually begin to rise again.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Financial Highlights


                                                                           Class 1
                                                               -------------------------------
                                                                                   Year Ended
                                                                Six Months Ended  December 31,
                                                                  June 30, 2001   ------------
                                                                   (unaudited)        2000
                                                               ------------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $ 1.00          $   1.00
                                                                    ------          --------
Income from investment operations:
 Net investment income .......................................         .02               .06
Less distributions from net investment income ................        (.02)             (.06)
                                                                    ------          --------
Net asset value, end of period ...............................      $ 1.00          $   1.00
                                                                    ======          ========
Total return/a/ ..............................................        2.41%             5.95%
Ratios/supplemental data
Net assets, end of period (000's) ............................    $259,561          $274,580
Ratios to average net assets:
 Expenses ....................................................         .55%/b/           .55%
 Expenses excluding waiver and payments by affiliate .........         .55%/b/           .55%
 Net investment income .......................................        4.76%/b/          5.75%



                                                                                     Class 1
                                                               ---------------------------------------------------
                                                                             Year Ended December 31,
                                                               ---------------------------------------------------
                                                                   1999         1998         1997         1996
                                                               ------------ ------------ ------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $   1.00     $   1.00     $   1.00     $   1.00
                                                                 --------     --------     --------     --------
Income from investment operations:
 Net investment income .......................................        .05          .05          .05          .05
Less distributions from net investment income ................       (.05)        (.05)        (.05)        (.05)
                                                                 --------     --------     --------     --------
Net asset value, end of period ...............................   $   1.00     $   1.00     $   1.00     $   1.00
                                                                 ========     ========     ========     ========
Total return/a/ ..............................................       4.76%        5.22%        5.24%        5.16%
Ratios/supplemental data
Net assets, end of period (000's) ............................   $364,028     $414,341     $367,449     $408,930
Ratios to average net assets:
 Expenses ....................................................        .53%         .45%         .45%         .43%
 Expenses excluding waiver and payments by affiliate .........        .53%         .53%         .53%         .53%
 Net investment income .......................................       4.64%        5.08%        5.11%        5.04%

/a/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/b/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Financial Highlights (continued)


                                                                               Class 2
                                                          -------------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2001     ----------------------------
                                                              (unaudited)          2000          1999/c/
                                                          ------------------   -----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $  1.00           $  1.00        $  1.00
                                                               -------           -------        -------
Income from investment operations:
 Net investment income ................................            .02               .06            .04
Less distributions from net investment income .........           (.02)             (.06)          (.04)
                                                               -------           -------        -------
Net asset value, end of period ........................        $  1.00           $  1.00        $  1.00
                                                               =======           =======        =======
Total return/a/ .......................................           2.28%             5.69%          4.39%
Ratios/supplemental data
Net assets, end of period (000's) .....................        $27,071           $21,609        $ 8,602
Ratios to average net assets:
 Expenses .............................................            .80%/b/           .79%           .79%/b/
 Net investment income ................................           4.23%/b/          5.59%          4.51%/b/

/a/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/b/Annualized
/c/For the period January 6, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Statement of Investments, June 30, 2001 (unaudited)




                                                                                               PRINCIPAL
                                                                                                 AMOUNT           VALUE
                                                                                             -------------   ---------------
      Banker's Acceptance 1.7%
      Toronto Dominion Bank, New York Branch, 3.80%, 8/10/01 (Cost $4,978,361)............    $ 5,000,000     $  4,978,361
                                                                                                              ------------
      Certificates of Deposit 10.5%
      ABN AMRO Bank NV, Chicago Branch, 6.36%, 12/06/01 ..................................     10,000,000       10,000,207
      Deutsche Bank AG, New York Branch, 4.84%, 8/28/01 ..................................     10,000,000       10,000,000
      Svenska Handelsbanken, New York Branch, 4.95%, 8/24/01 .............................      5,000,000        5,000,075
      Westpac Banking Corp., New York Branch, 4.57%, 10/03/01 ............................      5,000,000        5,000,193
                                                                                                              ------------
      Total Certificates of Deposit (Cost $30,000,475)....................................                      30,000,475
                                                                                                              ------------
      Commercial Paper 44.8%
      American Express Credit Corp., 3.969%, 7/02/01 .....................................      5,000,000        5,000,000
/a/   Canadian Wheat Board, 3.86%, 7/10/01 - 7/11/01 .....................................     10,000,000        9,988,742
/a/   Chevron U.K. Investment PLC, 3.57% - 3.98%, 7/19/01 - 10/12/01 .....................     10,000,000        9,937,930
/a/   Coca-Cola Co., 3.84%, 7/23/01 - 7/24/01 ............................................     10,000,000        9,974,933
/a/   General Electric Capital Corp., 3.58% - 3.68%, 2/11/02 - 2/14/02 ...................     10,000,000        9,770,625
/a/   Goldman Sachs Group Inc., 4.63%, 7/16/01 ...........................................      5,000,000        4,989,711
/a/   International Lease Finance Co., 3.68% - 3.69%, 7/13/01 - 7/26/01 ..................     10,000,000        9,980,049
/a/   Morgan Stanley Dean Witter & Co., 3.90% - 4.59%, 7/09/01 - 8/21/01 .................     10,000,000        9,966,096
/a/   National Rural Utilities Cooperative Finance Corp., 3.79%, 8/06/01 - 8/08/01 .......     10,000,000        9,959,995
/a/   Nestle Capital Corp., 3.49%, 7/05/01 - 7/06/01 .....................................     10,000,000        9,994,668
/a/   Pitney Bowes Credit Corp., 4.65%, 7/17/01 - 7/18/01 ................................     10,000,000        9,977,396
/a/   Province of British Columbia, 4.92% - 5.15%, 7/09/01 - 7/30/01 .....................     10,000,000        9,973,063
/a/   Royal Bank of Canada, 3.75% - 4.975%, 8/20/01 - 3/04/02 ............................      9,000,000        8,861,843
/a/   Schering Corp., 3.92% - 3.93%, 7/12/01 - 8/07/01 ...................................     10,000,000        9,972,726
                                                                                                              ------------
      Total Commercial Paper (Cost $128,347,777)..........................................                     128,347,777
                                                                                                              ------------
      U.S. Government Agency Securities 28.2%
      Federal Home Loan Bank, 4.85% - 4.95%, 7/25/01 - 8/17/01 ...........................     15,000,000       14,919,132
      Federal Home Loan Mortgage Corp., 3.56% - 4.86%, 8/16/01 - 3/15/02 .................     16,634,000       16,432,615
      Federal National Mortgage Association, 3.56% - 4.68%, 7/12/01 - 6/14/02 ............     50,435,000       49,570,554
                                                                                                              ------------
      Total U.S. Government Agency Securities (Cost $80,922,301)..........................                      80,922,301
                                                                                                              ------------
      Total Investments before Repurchase Agreement (Cost $244,248,914)...................                     244,248,914
                                                                                                              ------------
/b/   Repurchase Agreement 7.2%
      UBS Warburg LLC, 4.05%, 7/02/01 (Maturity Value $20,521,924) (Cost $20,515,000).....     20,515,000       20,515,000
                                                                                                              ------------
       Collateralized by U.S. Government Agency Securities
      Total Investments (Cost $264,763,914) 92.4%.........................................                     264,763,914
      Other Assets, less Liabilities 7.6% ................................................                      21,867,876
                                                                                                              ------------
      Net Assets 100.0% ..................................................................                    $286,631,790
                                                                                                              ============

/a/Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
/b/At June 30, 2001, the repurchase agreement held by the Fund had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities, at value and cost .........    $264,763,914
 Cash .................................................           3,903
 Receivables:
  Capital shares sold .................................      21,493,710
  Interest ............................................         679,946
                                                           ------------
   Total assets .......................................     286,941,473
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................         148,307
  Affiliates ..........................................         141,263
 Distributions to shareholders ........................             184
 Other liabilities ....................................          19,929
                                                           ------------
   Total liabilities ..................................         309,683
                                                           ------------
    Net assets, at value ..............................    $286,631,790
                                                           ============
Class 1:
 Net assets, at value .................................    $259,561,100
                                                           ============
 Shares outstanding ...................................     259,561,100
                                                           ============
 Net asset value per share ............................    $       1.00
                                                           ============
Class 2:
 Net assets, at value .................................    $ 27,070,690
                                                           ============
 Shares outstanding ...................................      27,070,690
                                                           ============
 Net asset value per share ............................    $       1.00
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Interest ....................................................    $7,707,555
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       771,850
 Distribution fees - Class 2 (Note 3) ........................        35,235
 Transfer agent fees .........................................         1,209
 Custodian fees ..............................................         1,437
 Reports to shareholders .....................................         8,772
 Professional fees ...........................................         6,890
 Trustees' fees and expenses .................................         1,696
 Other .......................................................         9,312
                                                                  ----------
  Total expenses .............................................       836,401
                                                                  ----------
   Net investment income .....................................     6,871,154
                                                                  ----------
Net realized gain from investments ...........................           488
                                                                  ----------
Net increase in net assets resulting from operations .........    $6,871,642
                                                                  ==========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   6,871,154      $  17,285,153
  Net realized gain (loss) from investments ..............................................             488               (486)
                                                                                             -------------      -------------
   Net increase in net assets resulting from operations ..................................       6,871,642         17,284,667
 Distributions to shareholders from net investment income:/a/
  Class 1 ................................................................................      (6,272,807)       (16,844,889)
  Class 2 ................................................................................        (598,835)          (439,778)
                                                                                             -------------      -------------
 Total distributions to shareholders .....................................................      (6,871,642)       (17,284,667)
 Capital share transactions: (Note 2)
  Class 1 ................................................................................     (15,018,664)       (89,447,979)
  Class 2 ................................................................................       5,461,333         13,007,757
                                                                                             -------------      -------------
 Total capital share transactions ........................................................      (9,557,331)       (76,440,222)
   Net decrease in net assets ............................................................      (9,557,331)       (76,440,222)
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period .....................................................................     296,189,121        372,629,343
                                                                                             -------------      -------------
 End of period ...........................................................................   $ 286,631,790      $ 296,189,121
                                                                                             =============      =============

/a/Distributions were increased by net realized gains of $488 and decreased by net realized losses of $486 from security transactions for the periods ended June 30, 2001 and December 31, 2000, respectively.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of twenty-seven series (the Funds). Franklin Money Market Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities in the Fund are valued at amortized cost which approximates value.


b. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


c. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


d. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN MONEY MARKET FUND


Notes to Financial Statements (unaudited) (continued)



2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                           Six Months Ended                         Year Ended
                                                            June 30, 2001                       December 31, 2000
                                                -------------------------------------- ------------------------------------
                                                       Shares             Amount             Shares            Amount
Class 1 Shares:                                 ------------------- ------------------ ----------------- ------------------
Shares sold ...................................       329,780,060    $    329,780,060      790,134,431     $  790,134,431
Shares issued in reinvestment of distributions          6,287,312           6,287,312       16,833,753         16,833,753
Shares redeemed ...............................      (351,086,036)       (351,086,036)    (896,416,163)      (896,416,163)
                                                     ------------    ----------------     ------------     --------------
Net decrease ..................................       (15,018,664)   $    (15,018,664)     (89,447,979)    $  (89,447,979)
                                                     ============    ================     ============     ==============
Class 2 Shares:
Shares sold ...................................     1,010,890,690    $  1,010,890,690      574,612,748     $  574,612,748
Shares issued in reinvestment of distributions            598,856             598,856          439,843            439,843
Shares redeemed ...............................    (1,006,028,213)     (1,006,028,213)    (562,044,834)      (562,044,834)
                                                   --------------    ----------------     ------------     --------------
Net increase ..................................         5,461,333    $      5,461,333       13,007,757     $   13,007,757
                                                   ==============    ================     ============     ==============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                        Affiliation
       ----------------------------------------------------------    -----------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Advisers, Inc. (Advisers)                            Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .500%         Over $100 million, up to and including $250 million
        .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND


Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


  Capital loss carryovers expiring in:
   2001 ..............................  $  523
   2002 ..............................   7,568
   2006 ..............................     371
   2008 ..............................     486
                                        ------
                                        $8,948
                                        ======

THIS PAGE INTENTIONALLY LEFT BLANK

                   FRANKLIN NATURAL RESOURCES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity and debt securities of companies principally engaged in the natural resources sector.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, natural gas prices fell from more than $9 per Btu (British thermal unit) in January to less than $3.50 at period-end. Weak demand -- primarily due to a combination of mild weather, a slowing U.S. economy and electric utilities' switching from natural gas to residual oil (resid) -- resulted in a faster-than-expected increase in storage, negatively impacting natural gas prices. In our opinion, natural gas storage is likely to reach capacity by year-end. However, natural gas prices are still well above historical averages, and we expect utilities to continue building natural gas-fired electric generation units. In addition, with natural gas prices at current levels, utilities may soon switch back to natural gas from resid.

Within this environment, Franklin Natural Resources Securities Fund's performance suffered due to our heavy concentration in natural gas-related equities. We held an overly optimistic outlook for natural gas prices, and we underestimated the debilitating effect of high prices on demand. As a defensive measure, we increased our weighting in integrated oil companies, which experienced record earnings and strong stock performance during the period, largely due to rising crude oil prices and record-high natural gas prices. Record-high domestic oil refining margins also more than offset weak chemical profits, further driving profitability and share performance. Equally important, we believe major oil producers' stocks were even more desirable because they belonged to one of the few industries that still had earnings growth in a sluggish economy. New positions we initiated during the period included integrated oil companies BP, USX-Marathon, and Tosco after it announced plans to merge with Philips Petroleum.

We also increased our weighting in pipeline and distribution companies because we believed they should benefit from California's energy crisis. Diversified pipeline stocks' performance was mixed during the period under review, reflecting, in our opinion, a tug of war between positive factors such as strong industry fundamentals and an attractive earnings outlook against negative factors such as concerns related to re-regulation. Although we expect the highly charged political environ-ment to persist in the near term, over time we anticipate investor

Industry Breakdown
Franklin Natural Resources
Securities Fund
Based on Total Net Assets
6/30/01
[PIE CHART]
Energy Minerals                37.7%
Industrial Services            27.8%
Process Industries             13.3%
Non-Energy Minerals             8.4%
Utilities                       7.6%
Producer Manufacturing          2.2%
Agricultural Chemicals          1.7%
Short-Term Investments &
Other Net Assets                1.3%

               Top 10 Holdings
         Franklin Natural Resources
               Securities Fund
                   6/30/01
 Company                          % of Total
 Industry, Country                 Net Assets
-------------------------------- ------------
   Conoco Inc., B                      4.1%
   Energy Minerals, U.S.
   Exxon Mobil Corp.                   3.7%
   Energy Minerals, U.S.
   Chesapeake Energy Corp.             3.3%
   Energy Minerals, U.S.
   Devon Energy Corp.                  2.8%
   Energy Minerals, U.S.
   Shell Transport & Trading
   Co. PLC, N.Y. shs.                  2.7%
   Energy Minerals, U.K.
   Petroleo Brasileiro SA
   (Petrobras), ADR                    2.3%
   Energy Minerals, Brazil
   Enron Corp.                         2.3%
   Industrial Services, U.S.
   Cal Dive International Inc.         2.2%
   Industrial Services, U.S.
   Weyerhaeuser Co.                    2.2%
   Non-Energy Minerals, U.S.
   Texaco Inc.                         2.0%
   Energy Minerals, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

sentiment to improve, and we looked for companies that, in our opinion, should continue to show strong financial performance. Consequently, we initiated positions in independent power producers and marketers Calpine and Reliant Resources, and added to Mirant.

We reduced our oil and gas exploration and production (E&P) holdings as falling natural gas prices weighed on the sector. However, a series of mergers and acquisitions helped support valuations. Barrett Resources, one of our top holdings, was acquired by Williams Companies at a significant premium. Given the sell-off in the group, E&P companies appeared to us attractively valued at period-end. We feel that Devon Energy, our second-largest E&P holding, verified this by announcing a $1 billion stock repurchase plan that would retire 15% of its outstanding shares. We also modestly reduced our weighting in oil service stocks as weaker natural gas prices seemed to dampen investor sentiment. However, we remained positive on the industry as companies still experienced strong activity and oil drillers' valuations were below historical norms.

On June 30, 2001, the Fund had approximately 3% of total net assets invested in alternative energy companies. We look favorably on the future of alternative power companies as we feel they provide a much-needed solution to power-reliability problems.

Looking forward, we are positive about long-term prospects for natural resources companies and for Franklin Natural Resources Securities Fund. In our opinion, energy should continue to dominate the Fund's near-term performance. The energy sector looks robust to us with high commodity prices leading to strong internal growth rates for individual companies. Even if oil prices pull back into the mid-$20 range, as we expect, we think oil companies can still economically increase produc-tion and reserves while generating significant cash flow to create shareholder value.

In addition, many other industries may offer attractive future growth potential when the global economy begins to expand again. We think that long-term prospects are improving for companies in the natural resources sector, and we believe that the Fund is well-positioned with investments in companies having superior managements, relatively low costs, and the capabilities to add value throughout commodity-price cycles.



























 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

Franklin Natural Resources Securities
Fund - Class 2


   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Natural Resources Securities Fund - Class 2 delivered a -8.62% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



               Franklin Natural Resources Securities Fund - Class 2*
                               Periods ended 6/30/01
                                                                            Since
                                                                         Inception
                                    1-Year       5-Year      10-Year     (1/24/89)
                               ------------- ----------- ------------- -------------
 Cumulative Total Return           +3.17%       -4.82%      +42.46%        +60.38%
 Average Annual Total Return       +3.17%       -0.98%       +3.60%         +3.87%
 Value of $10,000 Investment     $10,317       $9,518      $14,246        $16,038

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +58.51% and +20.41%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Financial Highlights

                                                                 Class 1
                                                      ------------------------------
                                                                         Year Ended
                                                       Six Months Ended  December 31,
                                                         June 30, 2001   ------------
                                                          (unaudited)        2000
                                                      ------------------ -----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $14.81           $10.93
                                                           ------           ------
Income from investment operations:
 Net investment income/a/ ...........................         .09              .11
 Net realized and unrealized gains (losses) .........       (1.32)            3.85
                                                           ------            -----
Total from investment operations ....................       (1.23)            3.96
                                                           ------            -----
Less distributions from:
 Net investment income ..............................        (.12)            (.08)
 Net realized gains .................................          --               --
                                                           ------            -----
Total distributions .................................        (.12)            (.08)
                                                           ------            -----
Net asset value, end of period ......................      $13.46           $14.81
                                                           ======           ======
Total return/b/ .....................................       (8.45)%          36.48%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $39,597          $48,739
Ratios to average net assets:
 Expenses ...........................................         .66%/c/          .67%
 Net investment income ..............................        1.18%/c/          .88%
Portfolio turnover rate .............................       34.81%           69.81%


                                                                             Class 1
                                                      -----------------------------------------------------
                                                                     Year Ended December 31,
                                                      -----------------------------------------------------
                                                          1999          1998          1997         1996
                                                      ------------ ------------- ------------- ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $  8.39       $ 11.41       $ 14.29      $  14.08
                                                        -------       -------       -------      --------
Income from investment operations:
 Net investment income/a/ ...........................       .06           .15           .15           .15
 Net realized and unrealized gains (losses) .........      2.64         (3.02)        (2.83)          .44
                                                        -------       -------       -------      --------
Total from investment operations ....................      2.70         (2.87)        (2.68)          .59
                                                        -------       -------       -------      --------
Less distributions from:
 Net investment income ..............................      (.16)         (.15)         (.20)         (.20)
 Net realized gains .................................        --            --            --          (.18)
                                                        -------       -------       -------      --------
Total distributions .................................      (.16)         (.15)         (.20)         (.38)
                                                        -------       -------       -------      --------
Net asset value, end of period ......................   $ 10.93       $  8.39       $ 11.41      $  14.29
                                                        =======       =======       =======      ========
Total return/b/ .....................................     32.25%     (  25.38)%      (18.98)%        4.00%
Ratios/supplemental data
Net assets, end of period (000's) ...................   $42,861      $ 45,927       $74,924      $109,579
Ratios to average net assets:
 Expenses ...........................................       .66%          .64%          .69%          .65%
 Net investment income ..............................       .64%         1.21%         1.00%         1.00%
Portfolio turnover rate .............................     51.19%        64.68%        85.22%        21.77%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Financial Highlights (continued)


                                                                              Class 2
                                                          ------------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2001     ---------------------------
                                                              (unaudited)         2000          1999/d/
                                                          ------------------   ----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $14.78           $10.91          $ 8.70
                                                                ------           ------          ------
Income from investment operations:
 Net investment income/a/ .............................            .07              .07             .02
 Net realized and unrealized gains (losses) ...........          (1.33)            3.86            2.35
                                                                ------           ------          ------
Total from investment operations ......................          (1.26)            3.93            2.37
                                                                ------           ------          ------
Less distributions from net investment income .........           (.11)            (.06)           (.16)
                                                                ------           ------          ------
Net asset value, end of period ........................         $13.41           $14.78          $10.91
                                                                ======           ======          ======
Total return/b/ .......................................          (8.62)%          36.26%          27.30%
Ratios/supplemental data
Net assets, end of period (000's) .....................         $6,570           $2,430          $   68
Ratios to average net assets:
 Expenses .............................................            .91%/c/          .92%            .92%/c/
 Net investment income ................................           1.02%/c/          .53%            .23%/c/
Portfolio turnover rate ...............................          34.81%           69.81%          51.19%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                     COUNTRY         SHARES          VALUE
                                                                ----------------   ----------   --------------
      Common Stocks 97.5%
      Agricultural Chemicals 1.7%
      IMC Global Inc. .......................................     United States      78,000      $   795,600
                                                                                                 -----------
      Energy Minerals 37.7%
      Anadarko Petroleum Corp. ..............................     United States       8,099          437,589
/a/   Barrett Resources Corp. ...............................     United States       2,566          151,389
      BP PLC, ADR ...........................................    United Kingdom      10,100          503,485
      Cabot Oil & Gas Corp., A ..............................     United States      23,700          578,280
/a/   Callon Petroleum Co. ..................................     United States      36,300          430,155
/a/   Chesapeake Energy Corp. ...............................     United States     223,300        1,518,440
      Conoco Inc., B ........................................     United States      64,838        1,873,818
      Devon Energy Corp. ....................................     United States      24,654        1,294,335
      EOG Resources Inc. ....................................     United States      14,200          504,810
      Exxon Mobil Corp. .....................................     United States      19,400        1,694,590
/a/   Gulf Indonesia Resources Ltd. .........................       Indonesia        41,000          416,560
      Murphy Oil Corp. ......................................     United States       7,700          566,720
/a/   Newfield Exploration Co. ..............................     United States      17,800          570,668
      Petroleo Brasileiro SA, ADR ...........................        Brazil          40,600        1,055,600
      Shell Transport & Trading Co. PLC, N.Y. shs. ..........    United Kingdom      25,200        1,268,568
/a/   Spinnaker Exploration Co. .............................     United States      12,500          498,250
/a/   Stone Energy Corp. ....................................     United States       8,226          364,412
/a/   Swift Energy Co. ......................................     United States      17,000          512,210
      Texaco Inc. ...........................................     United States      14,200          945,720
      Tosco Corp. ...........................................     United States      16,800          740,040
/a/   Triton Energy Ltd. ....................................     United States      14,000          458,500
      Unocal Corp. ..........................................     United States      13,800          471,270
      USX-Marathon Group Inc. ...............................     United States      17,000          501,670
                                                                                                 -----------
                                                                                                  17,357,079
                                                                                                 -----------
      Industrial Services 26.6%
/a/   Atwood Oceanics Inc. ..................................     United States       7,000          245,700
      Baker Hughes Inc. .....................................     United States      21,200          710,200
      Bouygues Offshore SA ..................................        France          15,000          667,290
/a/   Cal Dive International Inc. ...........................     United States      41,400        1,018,440
      Enron Corp. ...........................................     United States      21,400        1,048,600
/a/   Global Marine Inc. ....................................     United States      20,000          372,600
/a/   Grant Prideco Inc. ....................................     United States      29,900          522,951
/a/   Grey Wolf Inc. ........................................     United States     215,000          860,000
/a/   Gulf Island Fabrication Inc. ..........................     United States      41,000          590,400
      Halliburton Co. .......................................     United States      17,200          612,320
/a/   Hydril Co. ............................................     United States      20,100          457,677
/a/   Oil States International Inc. .........................     United States      56,500          520,930
/a/   Parker Drilling Co. ...................................     United States      80,000          520,000
/a/   Stolt Offshore SA, ADR ................................    United Kingdom      37,000          453,250
/a/   Superior Energy Services Inc. .........................     United States      72,000          568,800
      Transocean Sedco Forex Inc. ...........................     United States      19,600          808,500
/a/   Trico Marine Services Inc. ............................     United States      33,500          356,440
/a/   Universal Compression Holdings Inc. ...................     United States       6,900          195,960
/a/   Varco International Inc. ..............................     United States      33,810          629,204
/a/   Weatherford International Inc. ........................     United States      13,900          667,200
      Williams Cos. Inc. ....................................     United States      13,800          454,710
                                                                                                 -----------
                                                                                                  12,281,172
                                                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                     COUNTRY         SHARES         VALUE
                                                                 ---------------   ----------   -------------
      Common Stocks (cont.)
      Non-Energy Minerals 8.4%
      Alcoa Inc. .............................................    United States      14,100      $   555,540
      Barrick Gold Corp. .....................................        Canada         22,895          346,859
/a/   Ispat International NV, A, N.Y. shs. ...................     Netherlands      107,800          364,364
      Newmont Mining Corp. ...................................    United States      12,455          231,788
/a/   NS Group Inc. ..........................................    United States      48,400          646,140
/a/   Stillwater Mining Co. ..................................    United States      25,850          756,113
      Weyerhaeuser Co. .......................................    United States      18,100          994,957
                                                                                                 -----------
                                                                                                   3,895,761
                                                                                                 -----------
      Process Industries 13.3%
      Abitibi-Consolidated Inc. ..............................        Canada         51,400          393,210
      Air Products & Chemicals Inc. ..........................    United States      11,200          512,400
      China Petroleum & Chemical Corp., H, ADR ...............        China          30,100          597,485
      Domtar Inc. ............................................        Canada         61,100          564,056
      Dow Chemical Co. .......................................    United States      21,426          712,415
      Eastman Chemical Co. ...................................    United States      14,400          685,872
      Georgia-Pacific Corp. ..................................    United States      15,000          507,750
      Nova Chemicals Corp. ...................................        Canada         24,600          508,974
      Potash Corp. of Saskatchewan Inc. ......................        Canada          8,400          482,160
/a/   Smurfit-Stone Container Corp. ..........................    United States      34,600          560,520
      Valspar Corp. ..........................................    United States      17,900          635,450
                                                                                                 -----------
                                                                                                   6,160,292
                                                                                                 -----------
/a/   Producer Manufacturing 2.2%
      Active Power Inc. ......................................    United States      20,600          343,608
      Beacon Power Corp. .....................................    United States      37,400          258,060
      Capstone Turbine Corp. .................................    United States      18,800          422,811
                                                                                                 -----------
                                                                                                   1,024,479
                                                                                                 -----------
      Utilities 7.6%
/a/   Calpine Corp. ..........................................    United States      17,800          672,840
      Dynegy Inc. ............................................    United States      18,800          874,200
/a/   Mirant Corp. ...........................................    United States      27,300          939,120
/a/   NewPower Holdings Inc. .................................    United States      39,800          358,200
/a/   Reliant Resources Inc. .................................    United States      26,000          642,200
                                                                                                 -----------
                                                                                                   3,486,560
                                                                                                 -----------
      Total Common Stocks (Cost $41,826,228)..................                                    45,000,943
                                                                                                 -----------
      Convertible Preferred Stocks 1.2%
      Industrial Services 1.2%
      Enron Corp., 7.00%, cvt. pfd. (Cost $290,727)...........    United States      17,500          560,700
                                                                                                 -----------
      Total Long Term Investments (Cost $42,116,955)..........                                    45,561,643
                                                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                               PRINCIPAL
                                                                  COUNTRY        AMOUNT           VALUE
                                                               ------------  ------------  ---------------
/b/   Repurchase Agreement 1.4%
      Joint Repurchase Agreement, 3.998%, 7/02/01,
      (Maturity Value $641,360) (Cost $641,146)..............  United States     $641,146      $   641,146
       ABN AMRO Inc.
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       BMO Nesbitt Burns Corp.
       BNP Paribas Securities Corp.
       Credit Suisse First Boston Corp.
       Dresdner Kleinwort Wasserstein Securities LLC
       Greenwich Capital Markets Inc.
       Lehman Brothers Inc.
       Morgan Stanley & Co. Inc.
       SG Cowen Securities Corp.
       UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds,
        and U.S. Government Agency Securities
                                                                                               -----------
      Total Investments (Cost $42,758,101) 100.1%.............                                  46,202,789
      Other Assets, less Liabilities (.1)% ...................                                     (35,375)
                                                                                               -----------
      Net Assets 100.0% ......................................                                 $46,167,414
                                                                                               ===========


/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
   Cost ...............................................    $  42,758,101
                                                           =============
   Value ..............................................       46,202,789
 Receivables:
   Investment securities sold .........................           15,306
   Capital shares sold ................................           15,962
   Dividends and interest .............................           99,776
                                                           -------------
    Total assets ......................................       46,333,833
                                                           -------------
Liabilities:
 Payables:
   Capital shares redeemed ............................          120,654
   Affiliates .........................................           28,856
   Professional fees ..................................            5,989
   Reports to shareholders ............................            2,466
 Funds advanced by custodian ..........................            7,670
 Other liabilities ....................................              784
                                                           -------------
    Total liabilities .................................          166,419
                                                           -------------
     Net assets, at value .............................    $  46,167,414
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $     291,759
 Net unrealized appreciation ..........................        3,444,688
 Accumulated net realized loss ........................      (15,250,093)
 Capital shares .......................................       57,681,060
                                                           -------------
     Net assets, at value .............................    $  46,167,414
                                                           =============
Class 1:
 Net assets, at value .................................    $  39,597,458
                                                           =============
 Shares outstanding ...................................        2,941,557
                                                           =============
 Net asset value and offering price per share .........    $       13.46
                                                           =============
Class 2:
 Net assets, at value .................................    $   6,569,956
                                                           =============
 Shares outstanding ...................................          489,801
                                                           =============
 Net asset value and offering price per share .........    $       13.41
                                                           =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
(net of foreign taxes and fees of $15,830)
 Dividends ...............................................................    $    421,709
 Interest ................................................................          42,653
                                                                              ------------
  Total investment income ................................................         464,362
                                                                              ------------
Expenses:
 Management fees (Note 3) ................................................         156,281
 Distribution fees - Class 2 (Note 3) ....................................           6,460
 Transfer agent fees .....................................................             282
 Custodian fees ..........................................................             907
 Reports to shareholders .................................................           2,727
 Professional fees .......................................................           5,026
 Trustees' fees and expenses .............................................             296
 Other ...................................................................             286
                                                                              ------------
  Total expenses .........................................................         172,265
                                                                              ------------
   Net investment income .................................................         292,097
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ...........................................................       1,570,991
   Foreign currency transactions .........................................          (4,640)
                                                                              ------------
   Net realized gain .....................................................       1,566,351
 Net unrealized depreciation on:
  Investments ............................................................      (6,276,741)
  Translation of assets and liabilities denominated in foreign currencies              (38)
                                                                              ------------
   Net unrealized depreciation ...........................................      (6,276,779)
                                                                              ------------
Net realized and unrealized loss .........................................      (4,710,428)
                                                                              ------------
Net decrease in net assets resulting from operations .....................    $ (4,418,331)
                                                                              ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND


Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $    292,097       $    402,182
  Net realized gain from investments and foreign currency transactions ...................       1,566,351          4,894,509
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................      (6,276,779)         8,744,323
                                                                                              ------------       ------------
   Net increase (decrease) in net assets resulting from operations .......................      (4,418,331)        14,041,014
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................        (350,620)          (303,693)
   Class 2 ...............................................................................         (52,747)              (413)
                                                                                              ------------       ------------
 Total distributions to shareholders .....................................................        (403,367)          (304,106)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (4,894,864)        (7,597,599)
   Class 2 ...............................................................................       4,715,370          2,099,880
                                                                                              ------------       ------------
 Total capital share transactions ........................................................        (179,494)        (5,497,719)
   Net increase (decrease) in net assets .................................................      (5,001,192)         8,239,189
Net assets:
 Beginning of period .....................................................................      51,168,606         42,929,417
                                                                                              ------------       ------------
 End of period ...........................................................................    $ 46,167,414       $ 51,168,606
                                                                                              ============       ============
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $    291,759       $    403,029
                                                                                              ============       ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Natural Resources Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 85% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                    Year Ended
                                                          June 30, 2001                  December 31, 2000
                                                 ------------------------------- ---------------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                  ------------- ----------------- --------------- -----------------
 Shares sold ...................................     312,627     $   4,710,623       2,132,876     $  25,855,477
 Shares issued in reinvestment of distributions       24,097           350,620          24,751           303,693
 Shares redeemed ...............................    (685,019)       (9,956,107)     (2,787,846)      (33,756,769)
                                                    --------     -------------      ----------     -------------
 Net decrease ..................................    (348,295)    $  (4,894,864)       (630,219)    $  (7,597,599)
                                                    ========     =============      ==========     =============
 Class 2 Shares:
 Shares sold ...................................     354,151     $   5,128,080         218,229     $   2,911,406
 Shares issued in reinvestment of distributions        3,638            52,747              34               413
 Shares redeemed ...............................     (32,419)         (465,457)        (60,103)         (811,939)
                                                    --------     -------------      ----------     -------------
 Net increase ..................................     325,370     $   4,715,370         158,160     $   2,099,880
                                                    ========     =============      ==========     =============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                         Affiliation
       ----------------------------------------------------------     -----------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .500%         Over $100 million, up to and including $250 million
        .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN NATURAL RESOURCES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


  Capital loss carryover expiring in:
  2006 ........................................    $ 13,378,344
  2007 ........................................       3,374,600
                                                   ------------
                                                   $ 16,752,944
                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $42,822,542 was as follows:


  Unrealized appreciation .............  $  7,255,170
  Unrealized depreciation .............    (3,874,923)
                                         ------------
  Net unrealized appreciation .........  $  3,380,247
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $16,894,865 and $17,458,391, respectively.

THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                           FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in securities of companies, including small capitalization companies, in the real estate sector, primarily equity real estate investment trusts (REITs).
--------------------------------------------------------------------------------
We are pleased to bring you this report for Franklin Real Estate Fund covering the six-month period ended June 30, 2001. Real estate stocks continued their strong performance begun in 2000. The most prominent beneficiaries of the real estate sector's robust showing were real estate investment trusts (REITs). Growing volatility in the broader markets and successive short-term interest rate cuts by the Federal Reserve Board (the Fed) generated increased interest in these high yielding stocks. In our opinion, real estate stocks in general offered attractive valuations. Their appealing stock prices, in addition to promising operating fundamentals at the property level, provided a catalyst for higher security prices in absolute and relative terms. For the six months ended June 30, 2001, the Wilshire Real Estate Securities Index rose 9.63%, while the Standard & Poor's 500 Composite Index (S&P 500) returned -6.70%./1/

One reason we see for the sector's stellar performance was real estate's pricing power advantage, as owners can consistently and contractually raise prices, in the form of rent, during periods of low inflation. Given the length of the typical lease, usually seven years for office companies, this pricing power generally becomes especially pronounced if the "rolling" lease was originally signed during a weak economy. Most tenants who enjoyed a "renter's market" in 1994 must now renegotiate new lease terms at current market rates that are substantially higher than they were seven years ago.





1. Source: Standard & Poor's Micropal. The unmanaged Wilshire Real Estate Securities Index is a market capitalization-weighted index composed of publicly traded REITs and real estate operating companies. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


         Property-Type Allocation
         Franklin Real Estate Fund
                  6/30/01
                                 % of Total
                                 Net Assets
                               ------------
   Office                          22.6%
   Diversified                     19.9%
   Apartment                       16.3%
   Industrial                       9.4%
   Retail                           9.4%
   Hotels & Travel                  8.1%
   Other                            5.3%
   Self Storage                     3.1%
   Short-Term Investments &
   Other Net Assets                 5.9%



                                                                          FRE-1

             Top 10 Holdings
        Franklin Real Estate Fund
                 6/30/01
 Security                       % of Total
 Security Type                  Net Assets
----------------------------- ------------
   Security Capital Group
   Inc., B                           5.7%
   Diversified Property Type
   Equity Office
   Properties Trust                  5.6%
   Equity REIT - Office
   Equity Residential
   Properties Trust                  4.4%
   Equity REIT - Apartments
   ProLogis Trust                    4.2%
   Equity REIT - Industrial
   Apartment Investment &
   Management Co., A                 4.2%
   Equity REIT - Apartments
   Glenborough Realty
   Trust Inc.                        3.8%
   Equity REIT - Diversified
   Property Type
   iStar Financial Inc.              3.7%
   Equity REIT - Other
   Vornado Realty Trust              3.5%
   Equity REIT - Diversified
   Property Type
   Brandywine Realty Trust           3.3%
   Equity REIT - Office
   Spieker Properties Inc.           3.3%
   Equity REIT - Office

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Equilibrium between supply and demand also benefited real estate. Three years of disciplined borrowing and constrained lender participation curtailed development. Few REITs were able to access the equity markets in any meaningful way, and limited capital availability curbed supply. Any development projects that reached completion were usually pre-leased to committed tenants before the first shovel broke ground. Project-specific developments offered more exposure, leaving aggressive new initiatives open to analyst and investor criticism. As a result, the supply side of the equation became, in our opinion, less cyclical than before.

On June 30, 2001, office real estate stocks represented the Fund's largest property-type weighting at 22.6% of total net assets. Although office real estate companies were one of the best performing property types in 2000, there were concerns of a protracted slowdown for office space demand in 2001. This property-type's relative performance improved significantly near the end of the period as Standard & Poor's considered adding REITs to the S&P 500. We believe a likely candidate for inclusion would be Equity Office Properties Trust, our largest office REIT holding as of June 30, 2001. We believe office real estate stocks represent an attractive combination of compelling valuations and favorable supply characteristics, as well as the safety of long-term leases. Diversified property, comprising companies whose focus is not limited to a specific property type, represented our second-largest weighting at 19.9% of total net assets. The apartment property type was the third-largest weighting, constituting 16.3% of total net assets at the end of the period. In our opinion, each of these property types has excellent long-term fundamentals, and their securities trade at reasonable valuations.

During the six months under review, we continued to reduce our exposure to hotel real estate. We became increasingly concerned about a slower-growth economy, particularly because the hotel industry, relative to other real estate property industries, is usually the most sensitive to economic changes. As of June 30, 2001, hotel and travel real estate represented just 8.1% of your Fund's total net assets.

During the reporting period, we initiated several positions including Rouse Co., an upscale retail mall REIT; First Industrial Realty Trust Inc., a national industrial REIT; and Boston Properties Inc., an office REIT with properties located in supply constrained cities. We believe these REITs traded at reasonable valuations and offered above-average growth prospects at the time of purchase. Other purchases included

FRE-2

Canadian apartment company Boardwalk Equities Inc. and real estate service company Frontline Capital Group. Amid declining fundamentals, we sold our shares of The Macerich Co., a shopping mall REIT.

While rents have declined relative to the unprecedented highs achieved in 2000 and early 2001, operating income across many real estate portfolios continues to rise due to the growth already embedded in below-market leases. Going forward, we believe that the Federal Reserve Board's aggressive monetary actions should help stabilize demand. Overall, we are optimistic about the prospects for investing in real estate securities because we believe they seem to possess a combination of strong fundamentals and favorable valuations.






















 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                          FRE-3

Franklin Real Estate
Fund - Class 2


   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Real Estate Fund - Class 2 delivered a +6.69% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                        Franklin Real Estate Fund - Class 2*
                               Periods ended 6/30/01
                                                                            Since
                                                                         Inception
                                   1-Year       5-Year       10-Year     (1/24/89)
                               ------------ ------------ ------------- -------------
 Cumulative Total Return          +19.87%      +63.57%     +213.85%      +248.25%
 Average Annual Total Return      +19.87%      +10.34%      +12.12%       +10.56%
 Value of $10,000 Investment     $11,987      $16,357      $31,385       $34,825

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +29.64% and +11.04%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







































Past performance does not guarantee future results.

FRE-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Financial Highlights


                                                                  Class 1
                                                      -------------------------------
                                                                          Year Ended
                                                       Six Months Ended  December 31,
                                                         June 30, 2001   ------------
                                                          (unaudited)        2000
                                                      ------------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $17.47          $14.92
                                                            ------          ------
Income from investment operations:
 Net investment income/a/ ...........................          .25             .84
 Net realized and unrealized gains (losses) .........          .91            3.55
                                                            ------          ------
Total from investment operations ....................         1.16            4.39
                                                            ------          ------
Less distributions from:
 Net investment income ..............................         (.72)          (1.15)
 Net realized gains .................................           --            (.69)
                                                            ------          ------
Total distributions .................................         (.72)          (1.84)
                                                            ------          ------
Net asset value, end of period ......................       $17.91          $17.47
                                                            ======          ======
Total return/b/ .....................................         6.82%          31.95%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $148,027        $153,203
Ratios to average net assets:
 Expenses ...........................................          .59%/c/         .60%
 Net investment income ..............................         2.86%/c/        5.29%
Portfolio turnover rate .............................        14.95%          16.41%



                                                                            Class 1
                                                      ----------------------------------------------------
                                                                    Year Ended December 31,
                                                      ----------------------------------------------------
                                                          1999          1998         1997         1996
                                                      ------------ ------------- ------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $  19.93      $  25.60      $  22.15     $  17.40
                                                        --------      --------      --------     --------
Income from investment operations:
 Net investment income/a/ ...........................        .88          1.45           .72          .79
 Net realized and unrealized gains (losses) .........      (1.77)        (5.60)         3.72         4.74
                                                        --------      --------      --------     --------
Total from investment operations ....................       (.89)        (4.15)         4.44         5.53
                                                        --------      --------      --------     --------
Less distributions from:
 Net investment income ..............................      (1.73)         (.94)         (.67)        (.78)
 Net realized gains .................................      (2.39)         (.58)         (.32)          --
                                                        --------      --------      --------     --------
Total distributions .................................      (4.12)        (1.52)         (.99)        (.78)
                                                        --------      --------      --------     --------
Net asset value, end of period ......................   $  14.92      $  19.93      $  25.60     $  22.15
                                                        ========      ========      ========     ========
Total return/b/ .....................................      (6.14)%      (16.82)%       20.70%       32.82%
Ratios/supplemental data
Net assets, end of period (000's) ...................   $158,553      $282,290      $440,554     $322,721
Ratios to average net assets:
 Expenses ...........................................        .58%          .54%          .54%         .57%
 Net investment income ..............................       4.83%         5.44%         3.59%        4.80%
Portfolio turnover rate .............................      10.27%        13.21%        11.62%       10.32%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                                                                          FRE-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Financial Highlights (continued)


                                                                             Class 2
                                                        -------------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001     ----------------------------
                                                            (unaudited)          2000          1999/d/
                                                        ------------------   -----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $17.38           $ 14.88         $20.21
                                                              ------           -------         ------
Income from investment operations:
 Net investment income/a/ ...........................            .22               .93           1.29
 Net realized and unrealized gains (losses) .........            .90              3.41          (2.50)
                                                              ------           -------         ------
Total from investment operations ....................           1.12              4.34          (1.21)
                                                              ------           -------         ------
Less distributions from:
 Net investment income ..............................           (.71)            (1.15)         (1.73)
 Net realized gains .................................             --              (.69)         (2.39)
                                                              ------           -------         ------
Total distributions .................................           (.71)            (1.84)         (4.12)
                                                              ------           -------         ------
Net asset value, end of period ......................         $17.79           $ 17.38         $14.88
                                                              ======           =======         ======
Total return/b/ .....................................           6.69%            31.59%         (7.66)%
Ratios/supplemental data
Net assets, end of period (000's) ...................        $53,541           $23,743         $2,449
Ratios to average net assets:
 Expenses ...........................................            .84%/c/           .85%           .83%/c/
 Net investment income ..............................           2.54%/c/          5.75%          8.84%/c/
Portfolio turnover rate .............................          14.95%            16.41%         10.27%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                      See notes to financial statements.

FRE-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                              SHARES        VALUE
                                                            ---------   -------------
      Common Stocks 94.1%
      Equity REIT - Apartments 14.6%
      Apartment Investment & Management Co., A ..........    175,000     $ 8,435,000
      Archstone Communities Trust .......................    137,035       3,532,762
      Avalonbay Communities Inc. ........................     55,000       2,571,250
      Charles E. Smith Residential Realty Inc. ..........    119,000       5,967,850
      Equity Residential Properties Trust ...............    157,500       8,906,625
                                                                         -----------
                                                                          29,413,487
                                                                         -----------
      Equity REIT - Diversified Property Type 14.3%
      Duke Realty Corp. .................................    195,000       4,845,750
      Glenborough Realty Trust Inc. .....................    398,700       7,694,910
      Liberty Property Trust ............................    195,000       5,772,000
      Reckson Associates Realty Corp., B ................    149,000       3,666,890
      Vornado Realty Trust ..............................    178,300       6,960,832
                                                                         -----------
                                                                          28,940,382
                                                                         -----------
      Equity REIT - Hotels 2.7%
      MeriStar Hospitality Corp. ........................    224,500       5,331,875
                                                                         -----------
      Equity REIT - Industrial 9.4%
      Cabot Industrial Trust ............................     82,900       1,740,900
      First Industrial Realty Trust Inc. ................    117,100       3,763,594
      ProLogis Trust ....................................    373,800       8,492,736
      PS Business Parks Inc. ............................    175,000       4,900,000
                                                                         -----------
                                                                          18,897,230
                                                                         -----------
      Equity REIT - Office 22.6%
      Alexandria Real Estate Equities Inc. ..............    128,400       5,110,320
      Arden Realty Inc. .................................    104,600       2,792,820
      Boston Properties Inc. ............................     68,200       2,789,380
      Brandywine Realty Trust ...........................    297,700       6,683,365
      CarrAmerica Realty Corp. ..........................    164,200       5,008,100
      Equity Office Properties Trust ....................    356,108      11,263,696
      Highwoods Properties Inc. .........................    132,000       3,517,800
      SL Green Realty Corp. .............................     58,400       1,770,104
      Spieker Properties Inc. ...........................    110,000       6,594,500
                                                                         -----------
                                                                          45,530,085
                                                                         -----------
      Equity REIT - Other 4.8%
      iStar Financial Inc. ..............................    265,000       7,473,000
/a/   Pinnacle Holdings Inc. ............................    360,000       2,163,600
                                                                         -----------
                                                                           9,636,600
                                                                         -----------
      Equity REIT - Retail - Community Centers .4%
      Kimco Realty Corp. ................................     15,400         729,190
                                                                         -----------
      Equity REIT - Retail - Regional Malls 9.0%
      Chelsea Property Group Inc. .......................     35,000       1,641,500
      General Growth Properties Inc. ....................    155,000       6,100,800
      Glimcher Realty Trust .............................    247,800       4,435,620
      Rouse Co. .........................................    120,000       3,438,000
      Simon Property Group Inc. .........................     84,000       2,517,480
                                                                         -----------
                                                                          18,133,400
                                                                         -----------
      Equity REIT - Storage 3.1%
      Public Storage Inc. ...............................    211,600       6,273,940
                                                                         -----------


                                                                          FRE-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                    SHARES         VALUE
                                                                  ---------    --------------
      Common Stocks (cont.)
      Apartments 1.7%
      Boardwalk Equities Inc. (Canada) ........................    463,300     $   3,516,447
                                                                               -------------
/a/   Diversified Property Type 5.6%
      Security Capital Group Inc., B ..........................    532,345        11,392,183
                                                                               -------------
      Hotels & Travel 5.4%
/a/   Candlewood Hotel Co. Inc. ...............................    350,000           805,000
/a/   Cendant Corp. ...........................................    322,500         6,288,750
/a/   MeriStar Hotels & Resorts Inc. ..........................    170,000           306,000
      Starwood Hotels & Resorts Worldwide Inc. ................     96,300         3,590,064
                                                                               -------------
                                                                                  10,989,814
                                                                               -------------
/a/   Real Estate Service .5%
      Frontline Capital Group .................................    638,000           957,000
                                                                               -------------
      Total Long Term Investments (Cost $149,032,024)..........                  189,741,633
                                                                               -------------


                                                                 PRINCIPAL
                                                                  AMOUNT
                                                                -----------    -------------
/b/   Repurchase Agreement 5.5%
      Joint Repurchase Agreement, 3.998%, 7/02/01,
      (Maturity Value $11,000,772) (Cost $10,997,108).........  $10,997,108       10,997,108
       ABN AMRO Inc.
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       BMO Nesbitt Burns Corp.
       BNP Paribas Securities Corp.
       Credit Suisse First Boston Corp.
       Dresdner Kleinwort Wasserstein Securities LLC
       Greenwich Capital Markets Inc.
       Lehman Brothers Inc.
       Morgan Stanley & Co. Inc.
       SG Cowen Securities Corp.
       UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds
        and U.S. Government Agency Securities
                                                                                ------------
      Total Investments (Cost $160,029,132) 99.6%.............                   200,738,741
      Other Assets, less Liabilities .4% .....................                       829,281
                                                                                ------------
      Net Assets 100%.........................................                  $201,568,022
                                                                                ============


/a/Non-income producing
/b/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRE-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $160,029,132
                                                           ============
  Value ...............................................     200,738,741
 Receivables:
  Capital shares sold .................................         256,036
  Dividends ...........................................         798,302
                                                           ------------
   Total assets .......................................     201,793,079
                                                           ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................         101,016
  Affiliates ..........................................         107,427
 Other liabilities ....................................          16,614
                                                           ------------
   Total liabilities ..................................         225,057
                                                           ------------
    Net assets, at value ..............................    $201,568,022
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $  3,789,918
 Net unrealized appreciation ..........................      40,709,609
 Accumulated net realized loss ........................      (9,026,625)
 Capital shares .......................................     166,095,120
                                                           ------------
    Net assets, at value ..............................    $201,568,022
                                                           ============
Class 1:
 Net assets, at value .................................    $148,027,465
                                                           ============
 Shares outstanding ...................................       8,263,798
                                                           ============
 Net asset value and offering price per share .........    $      17.91
                                                           ============
Class 2:
 Net assets, at value .................................    $ 53,540,557
                                                           ============
 Shares outstanding ...................................       3,008,820
                                                           ============
 Net asset value and offering price per share .........    $      17.79
                                                           ============

                       See notes to financial statements.

                                                                          FRE-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Dividends ...............................................................     $ 2,811,066
 Interest ................................................................         320,658
                                                                               -----------
  Total investment income ................................................       3,131,724
                                                                               -----------
Expenses:
 Management fees (Note 3) ................................................         513,248
 Distribution fees - Class 2 (Note 3) ....................................          44,034
 Transfer agent fees .....................................................           5,133
 Custodian fees ..........................................................           1,440
 Reports to shareholders .................................................           4,945
 Professional fees .......................................................           7,542
 Trustees' fees and expenses .............................................             853
 Other ...................................................................             878
                                                                               -----------
  Total expenses .........................................................         578,073
                                                                               -----------
   Net investment income .................................................       2,553,651
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments ............................................................       6,503,456
  Foreign currency transactions ..........................................           2,026
                                                                               -----------
   Net realized gain .....................................................       6,505,482
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................       3,362,250
  Translation of assets and liabilities denominated in foreign currencies           (1,082)
                                                                               -----------
   Net unrealized appreciation ...........................................       3,361,168
Net realized and unrealized gain .........................................       9,866,650
                                                                               -----------
Net increase in net assets resulting from operations .....................     $12,420,301
                                                                               ===========

                       See notes to financial statements.

FRE-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase in net assets:
 Operations:
  Net investment income ..................................................................    $  2,553,651      $   8,574,011
  Net realized gain (loss) from investments and foreign currency transactions ............       6,505,482        (10,907,827)
  Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................       3,361,168         46,700,827
                                                                                              ------------      -------------
   Net increase in net assets resulting from operations ..................................      12,420,301         44,367,011
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (5,720,085)       (10,465,200)
   Class 2 ...............................................................................      (1,934,491)          (442,237)
  Net realized gains:
   Class 1 ...............................................................................              --         (6,229,113)
   Class 2 ...............................................................................              --           (263,710)
                                                                                              ------------      -------------
 Total distributions to shareholders .....................................................      (7,654,576)       (17,400,260)
 Capital share transactions: (Note 2)
   Class 1 ...............................................................................      (8,877,823)       (30,155,474)
   Class 2 ...............................................................................      28,734,191         19,132,909
                                                                                              ------------      -------------
 Total capital share transactions ........................................................      19,856,368        (11,022,565)
   Net increase in net assets ............................................................      24,622,093         15,944,186
Net assets:
 Beginning of period .....................................................................     176,945,929        161,001,743
                                                                                              ------------      -------------
 End of period ...........................................................................    $201,568,022      $ 176,945,929
                                                                                              ============      =============
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $  3,789,918      $   8,890,843
                                                                                              ============      =============

                       See notes to financial statements.

                                                                         FRE-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Real Estate Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 73% of the Fund's shares were sold through one insurance company. The Fund's investment objective is to seek growth and income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRE-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)


d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                  December 31, 2000
                                                -------------------------------- --------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 --------------- ---------------- --------------- ----------------
Shares sold ...................................       196,242    $   3,448,070         863,874    $  13,825,797
Shares issued in reinvestment of distributions        327,423        5,720,085       1,159,327       16,694,313
Shares redeemed ...............................    (1,027,140)     (18,045,978)     (3,882,880)     (60,675,584)
                                                   ----------    -------------      ----------    -------------
Net decrease ..................................      (503,475)   $  (8,877,823)     (1,859,679)   $ (30,155,474)
                                                   ==========    =============      ==========    =============
Class 2 Shares:
Shares sold ...................................     1,766,409    $  30,913,837       1,785,978    $  28,661,264
Shares issued in reinvestment of distributions        111,498        1,934,491          49,229          705,947
Shares redeemed ...............................      (235,467)      (4,114,137)       (633,470)     (10,234,302)
                                                   ----------    -------------      ----------    -------------
Net increase ..................................     1,642,440    $  28,734,191       1,201,737    $  19,132,909
                                                   ==========    =============      ==========    =============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                        Affiliation
       ----------------------------------------------------------    -----------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Advisers, Inc. (Advisers)                            Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)  Transfer agent


                                                                         FRE-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .50%          Over $100 million, up to and including $250 million
        .45%          Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses of $15,305,137 which may be carried over to offset future capital gains. Such losses expire in 2008.


At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $195,523. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $160,029,132 was as follows:


  Unrealized appreciation .............  $ 50,088,627
  Unrealized depreciation .............    (9,379,018)
                                         ------------
  Net unrealized appreciation .........  $ 40,709,609
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $42,477,123 and $25,618,852, respectively.

FRE-14

                                 FRANKLIN RISING DIVIDENDS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.
--------------------------------------------------------------------------------
Economic growth was sluggish during the six-month period ended June 30, 2001. Gross domestic product (GDP), the country's broadest gauge of economic activity, grew only 1.3% annualized during the quarter ended March 31, 2001. Forecasts for second quarter GDP reflected an even slower rate. Downward pressure on the economy stemmed from mostly the same factors that slowed growth during the latter part of 2000 -- higher energy costs, the aftermath of excessive spending on technology and the delayed effect of higher short-term interest rates. In an attempt to improve liquidity and revive economic growth, the Federal Reserve Board (the Fed) cut the federal funds target rate by 275 basis points (2.75%) during the first half of 2001. Many market participants believed that the Fed was nearly finished lowering interest rates by June and expect a stronger economy to be more evident by year-end. Reduced income tax rates and lower short-term interest rates, combined with some energy price easing and stock price strengthening, may begin to stimulate the economy.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the reporting period, small- and mid-cap stocks generally performed better than large-cap stocks. For the most part, value stocks outperformed growth stocks during the same time. The Fund benefited from these general trends as two small-cap stock holdings, Cohu and CIRCOR International, performed exceptionally well. Cohu, a manufacturer of semiconductor test handling equipment, suffered a sharp decline in sales and profitability beginning in 2000 and continuing into 2001. Anticipating an eventual cyclical recovery, Cohu's


                                                                          FRD-1

              Top 10 Holdings
         Franklin Rising Dividends
              Securities Fund
                  6/30/01
 Company                         % of Total
 Industry                        Net Assets
------------------------------ ------------
   Family Dollar Stores Inc.         5.8%
   Retail Trade
   West Pharmaceutical
   Services Inc.                     4.4%
   Health Technology
   Alberto-Culver Co., A             3.9%
   Consumer Non-Durables
   National Commerce
   Financial Corp.                   3.7%
   Finance
   Reynolds & Reynolds
   Co., A                            3.6%
   Technology Services
   Cohu Inc.                         3.6%
   Electronic Technology
   Teleflex Inc.                     3.5%
   Producer Manufacturing
   Pall Corp.                        3.4%
   Health Technology
   Diebold Inc.                      3.3%
   Electronic Technology
   Leggett & Platt Inc.              3.3%
   Consumer Durables

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

stock price rebounded strongly during the period. Unlike many manufacturing companies, CIRCOR, an instrumentation and fluid regulation products maker experienced strong order growth in 2001, particularly for its petrochemical products.

Some other important contributors to the Fund's returns were Bemis, Graco and Family Dollar Stores. Bemis benefited from the continued strength of its flexible packaging business. Bemis's major food customers have been shifting to more complex, value-added packaging to make its products more appealing to consumers. Graco manufactures fluid handling systems and related components for building contractors and other industrial applications. Despite the weak economy, housing starts remained strong in 2001, enabling Graco to continue generating solid earnings. Operating results at Family Dollar, a leading convenience discounter, also held up well during the economic weakness. Its emphasis on basic goods at attractive prices enabled the company to outperform many other retailers.

New additions to the Fund's portfolio included AFLAC, Carlisle Companies, ABM Industries and Russ Berrie & Co. AFLAC, a leading underwriter of supplemental health insurance products in Japan and the U.S., has increased dividends for 19 years. Over the past 10 years, AFLAC's operating earnings per share have grown at a 20% average annual rate. Carlisle is a diversified industrial company with 24 years of dividend increases. Carlisle delivered consistent earnings growth since the 1990-91 recession until the cyclical slowdown took effect in late 2000. Although earnings may be weak in the short term, we anticipate solid growth to resume once the economic cycle improves. ABM, the largest domestic facilities services contractor, boasts an exceptional 36 years of dividend increases. For each of the last seven years, ABM reported double-digit earnings per share growth. Russ Berrie, a designer and distributor of giftware, has generated double-digit operating earnings per share growth in recent years. The company carries a large cash and marketable securities position on its debt-free balance sheet.

Notable year-over-year dividend increases during past six months came from Leggett & Platt (+20%), AFLAC (+18%), State Street Corp. (+18%), Washington Mutual (+18%) and U.S. Bancorp (+15%).

As of June 30, 2001, our 10 largest positions comprised 38.6% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to our screening criteria based on a

FRD-2
simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 254% in the past 10 years. On June 30, 2001, their most recent dividend increases averaged 8.8%, for a yield of 1.8% and a dividend payout ratio of 36%. Long-term debt averaged 20% of capitalization, and the average price/earnings ratio was 21.6 on calendar year 2001 estimates versus 24.5 for that of the unmanaged Standard & Poor's 500 Composite Index on the same date./1/ It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.
























1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          FRD-3

Franklin Rising
Dividends Securities
Fund - Class 2






   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Rising Dividends Securities Fund - Class 2 delivered a +8.33% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



         Franklin Rising Dividends Securities Fund - Class 2*
                        Periods ended 6/30/01
                                                              Since
                                                           Inception
                                   1-Year       5-Year     (1/27/92)
                               ------------ ------------ -------------
 Cumulative Total Return            +32.32%      +93.81%  +174.16%
 Average Annual Total Return        +32.32%      +14.15%   +11.29%
 Value of $10,000 Investment     $  13,232    $  19,381    $27,416

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.59% and +6.38%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







































Past performance does not guarantee future results.

FRD-4

                                               FRANKLIN S&P 500 INDEX FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index./1/
--------------------------------------------------------------------------------
This semiannual report of Franklin S&P 500 Index Fund covers the six months ended June 30, 2001. During the reporting period, the Federal Reserve Board (the
Fed) cut rates aggressively in an attempt to spur an economy slowed by reduced spending and corporate profitability. Lower gross domestic product (GDP) projections during 2001's first quarter contributed to fears of a possible recession. A major manufacturing slowdown also became evident and factory operating rates dipped to 78%, the lowest since the last recession. In the second quarter, worldwide central bank easings, led by the U.S., along with tax rebates and tax cuts approved by the U.S. Congress, were expected to add the necessary liquidity and stimulus to turn investor sentiment and corporate earnings around. In response, equity markets began to rise again, factoring in a possible economic recovery later in the year. However, weaker-than-expected data from the Fed's Beige Book (anecdotal information on regional and national economic conditions), weekly unemployment claims, industrial production and anemic corporate earnings indicated that an economic turnaround might be further away than originally thought. The market's reaction in June then erased much of the gains posted earlier in the second quarter.

Reflecting investor concerns over flagging economic growth and a dearth of positive corporate earnings news, stock markets continued the volatile track they assumed in early 2000. The S&P 500 Index suffered through a disastrous first quarter, losing 11.86% of its value./1/ In percentage terms, it was the worst quarterly performance since the index lost 13.74% in the third quarter of 1990 and its worst first quarter performance since 1939. This year's second quarter started with a bang as growth stocks reversed their freefall, producing encouraging results in April. The markets presented a muddled picture in May and


1. Source: Standard & Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.



                                                                          FSP-1

            Top 10 Holdings
      Franklin S&P 500 Index Fund
                6/30/01
 Company                      % of Total
 Industry                     Net Assets
--------------------------- ------------
   General Electric Co.       4.3%
   Producer Manufacturing
   Microsoft Corp.            3.5%
   Technology Services
   Exxon Mobil Corp.          2.7%
   Energy Minerals
   Citigroup Inc.             2.4%
   Finance
   Pfizer Inc.                2.2%
   Health Technology
   AOL Time Warner Inc.       2.1%
   Consumer Services
   Wal-Mart Stores Inc.       1.9%
   Retail Trade
   American International
   Group Inc.                 1.8%
   Finance
   Intel Corp.                1.7%
   Electronic Technology
   International Business
   Machines Corp.             1.7%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

June as investors struggled to balance the Fed's aggressive rate cutting posture with disappointing corporate revenues as bleak earnings reports continued to flood in. Overall, the S&P 500 Index fell 6.70% for the six months ended June 30, 2001. Other indexes also fell during the reporting period, with the Dow Jones Industrial Average and Nasdaq Composite Index down 1.96% and 12.32%./2/

Franklin S&P 500 Index Fund is currently managed with a full replication technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. This replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help to offset fees and expenses. Of course, one cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 16 additions and 13 deletions to the Fund's portfolio between January 1 and June 30, 2001, based upon rebalancing activity. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500. This reporting period's difference in additions/deletions was due to merger activity only.


2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies.


FSP-2

Looking forward, we intend to keep the Fund's passively managed portfolio nearly fully invested in the common stocks of the S&P 500 Index by holding constituent securities. We will use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. As such, the performance should continue to be dictated by the performance of the S&P 500 Index and general U. S. equity market conditions.




























 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market and indexing strategy conditions and the composition of the S&P 500 Index. Although historical performance is no guarantee of future results, these insights may help you understand our management philosophy.



                                                                          FSP-3

Franklin S&P 500 Index Fund - Class 2








   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin S&P 500 Index Fund - Class 2 delivered a -7.22% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions increased total returns.



         Franklin S&P 500 Index Fund - Class 2
                 Periods ended 6/30/01
                                                Since
                                             Inception
                                   1-Year    (11/1/99)
                                 ---------   ----------
 Cumulative Total Return           -15.38%      -10.54%
 Average Annual Total Return       -15.38%       -6.48%
 Value of $10,000 Investment     $  8,462     $  8,946

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.












































Past performance does not guarantee future results.

FSP-4

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin S&P 500 Index Fund - Class 3 delivered a -7.27% cumulative total return for the six-month period ended 6/30/01. Total return of Class 3 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses did not exceed 0.80% of the Fund's Class 3 net assets through 2001. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.



                Franklin S&P 500 Index Fund - Class 3
                        Periods ended 6/30/01
                                                           Since
                                                         Inception
                                            1-Year       (11/1/99)
                                          ----------   -------------
 Cumulative Total Return                    -15.61%       -10.75%
 Average Annual Total Return                -15.61%       -6.60%
 Value of $10,000 Investment                $8,439        $8,925

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



                          Past performance does not guarantee future results.

Franklin S&P 500 Index Fund - Class 3


   Performance reflects all Fund expenses, but does not include any plan administration fees and expenses imposed on retirement plans for which the Fund's Class 3 shares are an investment option. If they had been included, performance would be lower.


   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.










                                                                          FSP-5

                          FRANKLIN S&P 500 INDEX FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page FSP-5) with the following:


   [GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.


       Under an agreement with Advisers, SSgA Funds Management, Inc. (SSgA), Two International Place, Boston, Massachusetts 02110, is the Fund's sub-advisor. SSgA, a registered investment advisor, is a subsidiary of State Street Bank and Trust Company. A team from SSgA provides Advisers with investment management advice and assistance.


       The Fund's lead portfolio manager is:

       T. Anthony Coffey, CFA       Mr. Coffey has been a manager of the Fund since August 2000, and
       VICE PRESIDENT, ADVISERS     has been with Franklin Templeton Investments since 1989.

       The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.15% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.14% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.


       "Standard & Poor's(R)", "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Franklin Templeton Distributors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the SAI for more information.


               Please keep this supplement for future reference.

FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights


                                                                             Class 1
                                                        --------------------------------------------------
                                                         Six Months Ended       Year Ended December 31,
                                                           June 30, 2001     -----------------------------
                                                            (unaudited)           2000           1999/e/
                                                        ------------------   ------------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $  9.66           $ 10.56         $ 10.00
                                                             -------           -------         -------
Income from investment operations:
 Net investment income/a/ ...........................            .04               .11             .03
 Net realized and unrealized gains (losses) .........           (.72)            (1.00)            .53
                                                             -------           -------         -------
Total from investment operations ....................           (.68)             (.89)            .56
                                                             -------           -------         -------
Less distributions from:
 Net investment income ..............................           (.08)             (.01)             --
 Net realized gains .................................             --/c/             --              --
                                                             -------           -------         -------
Total distributions .................................           (.08)             (.01)             --
                                                             -------           -------         -------
Net asset value, end of period ......................        $  8.90           $  9.66         $ 10.56
                                                             =======           =======         =======
Total return/b/ .....................................          (6.98)%           (8.47)%          5.60%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $41,773           $45,106         $14,888
Ratios to average net assets:
 Expenses ...........................................           .31%/d/           .32%            .55%/d/
 Expenses excluding waiver by affiliate .............           .31%/d/           .32%            .98%/d/
 Net investment income ..............................          1.04%/d/          1.06%           1.77%/d/
Portfolio turnover rate .............................          7.35%            15.85%              --

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Annualized
/e/For the period November 1, 1999 (effective date) to December 31, 1999.


                                                                          FSP-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights (continued)


                                                                             Class 2
                                                        --------------------------------------------------
                                                         Six Months Ended       Year Ended December 31,
                                                           June 30, 2001     -----------------------------
                                                            (unaudited)           2000           1999/f/
                                                        ------------------   ------------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $ 9.63            $ 10.55         $ 10.00
                                                             ------            -------         -------
Income from investment operations:
 Net investment income/a/ ...........................           .03                .08             .04
 Net realized and unrealized gains (losses) .........          (.72)             (1.00)            .51
                                                             ------            -------         -------
Total from investment operations ....................          (.69)              (.92)            .55
                                                             ------            -------         -------
Less distributions from:
 Net investment income ..............................          (.05)                --/e/           --
 Net realized gains .................................            --/c/              --              --
                                                             ------            -------         -------
Total distributions .................................          (.05)                --              --
                                                             ------            -------         -------
Net asset value, end of period ......................        $ 8.89            $  9.63         $ 10.55
                                                             ======            =======         =======
Total return/b/ .....................................       (7.22)%            (8.70)%           5.50%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $75               $    80         $    88
Ratios to average net assets:
 Expenses ...........................................          .56%/d/            .59%            .80%/d/
 Expenses excluding waiver by affiliate .............          .56%/d/            .59%           1.23%/d/
 Net investment income ..............................          .78%/d/            .81%           2.17%/d/
Portfolio turnover rate .............................         7.35%             15.85%             --

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Annualized
/e/Includes distributions of net investment income in the amount of $.002. /f/For the period November 1, 1999 (effective date) to December 31, 1999.

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights (continued)


                                                                             Class 3
                                                        --------------------------------------------------
                                                         Six Months Ended       Year Ended December 31,
                                                           June 30, 2001     -----------------------------
                                                            (unaudited)           2000           1999/e/
                                                        ------------------   ------------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $  9.62           $ 10.55         $ 10.00
                                                             -------           -------         -------
Income from investment operations:
 Net investment income/a/ ...........................            .03               .06             .03
 Net realized and unrealized gains (losses) .........           (.73)             (.98)            .52
                                                             -------           -------         -------
Total from investment operations ....................           (.70)             (.92)            .55
                                                             -------           -------         -------
Less distributions from:
 Net investment income ..............................           (.07)             (.01)             --
 Net realized gains .................................             --/c/             --              --
                                                             -------           -------         -------
Total distributions .................................           (.07)             (.01)             --
                                                             -------           -------         -------
Net asset value, end of period ......................        $  8.85           $  9.62         $ 10.55
                                                             =======           =======         =======
Total return/b/ .....................................        (7.27)%           (8.77)%          5.50%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $14,255           $10,174         $ 2,349
Ratios to average net assets:
 Expenses ...........................................           .80%/d/           .80%            .80%/d/
 Expenses excluding waiver by affiliate .............          1.41%/d/          1.47%           4.16%/d/
 Net investment income ..............................           .52%/d/           .58%           1.78%/d/
Portfolio turnover rate .............................          7.35%            15.85%             --

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of capital gains in the amount of $.002.
/d/Annualized
/e/For the period November 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

                                                                          FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                            SHARES        VALUE
                                                           --------   ------------
      Common Stocks 97.7%
      Commercial Services .7%
/a/   Convergys Corp. ..................................       802     $   24,261
      Deluxe Corp. .....................................       400         11,560
      Equifax Inc. .....................................       700         25,676
      Interpublic Group of Cos. Inc. ...................     1,600         46,960
      The McGraw-Hill Cos. Inc. ........................     1,000         66,150
      Moody's Corp. ....................................       800         26,800
      Omnicom Group Inc. ...............................       930         79,980
      R.R. Donnelley & Sons Co. ........................       600         17,820
/a/   Robert Half International Inc. ...................       900         22,401
/a/   Sabre Holdings Corp., A ..........................       661         33,050
/a/   TMP Worldwide Inc. ...............................       500         29,555
                                                                       ----------
                                                                          384,213
                                                                       ----------
      Communications 5.5%
      Alltel Corp. .....................................     1,600         98,016
      AT&T Corp. .......................................    17,115        376,530
      BellSouth Corp. ..................................     9,351        376,565
      CenturyTel Inc. ..................................       700         21,210
/a/   Citizens Communications Co., B ...................     1,300         15,639
/a/   Global Crossing Ltd. (Bermuda) ...................     4,321         37,333
/a/   Nextel Communications Inc., A ....................     3,800         66,500
      Qwest Communications International Inc. ..........     8,274        263,692
      SBC Communications Inc. ..........................    16,783        672,327
      Sprint Corp. (FON Group) .........................     4,416         94,326
/a/   Sprint Corp. (PCS Group) .........................     4,600        111,090
      Verizon Communications ...........................    13,477        721,020
/a/   Worldcom Inc.-MCI Group ..........................       100          1,610
/a/   Worldcom Inc.-Worldcom Group .....................    14,317        203,301
                                                                       ----------
                                                                        3,059,159
                                                                       ----------
      Consumer Durables 1.5%
      The Black & Decker Corp. .........................       400         15,784
      Brunswick Corp. ..................................       400          9,612
      Centex Corp. .....................................       300         12,225
      Cooper Tire & Rubber Co. .........................       400          5,680
      Eastman Kodak Co. ................................     1,500         70,020
      Ford Motor Co. ...................................     9,173        225,197
      Fortune Brands Inc. ..............................       800         30,688
      General Motors Corp. .............................     2,748        176,834
      Goodyear Tire & Rubber Co. .......................       800         22,400
      Harley-Davidson Inc. .............................     1,500         70,620
      Hasbro Inc. ......................................       800         11,560
      KB Home ..........................................       200          6,034
      Leggett & Platt Inc. .............................     1,000         22,030
      Mattel Inc. ......................................     2,100         39,732
      Maytag Corp. .....................................       400         11,704
      Newell Rubbermaid Inc. ...........................     1,300         32,630
      Pulte Homes Inc. .................................       200          8,526
      Snap-on Inc. .....................................       300          7,248
      Stanley Works ....................................       400         16,752
      Tupperware Corp. .................................       300          7,029
      Whirlpool Corp. ..................................       300         18,750
                                                                       ----------
                                                                          821,055
                                                                       ----------



FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                              SHARES        VALUE
                                                             --------   ------------
      Common Stocks (cont.)
      Consumer Non-Durables 6.4%
      Adolph Coors Co., B ................................       200     $   10,036
      Alberto-Culver Co., B ..............................       300         12,612
      American Greetings Corp., A ........................       300          3,300
      Anheuser-Busch Cos. Inc. ...........................     4,500        185,400
      Avon Products Inc. .................................     1,200         55,536
      Brown-Forman Corp., B ..............................       300         19,182
      Campbell Soup Co. ..................................     2,049         52,762
      Cintas Corp. .......................................       800         37,000
      Clorox Co. .........................................     1,200         40,620
      Coca-Cola Co. ......................................    12,392        557,640
      Coca-Cola Enterprises Inc. .........................     2,100         34,335
      Colgate-Palmolive Co. ..............................     2,800        165,172
      ConAgra Foods Inc. .................................     2,600         51,506
      General Mills Inc. .................................     1,400         61,292
      Gillette Co. .......................................     5,216        151,212
      H.J. Heinz Co. .....................................     1,700         69,513
      Hershey Foods Corp. ................................       639         39,433
      International Flavors & Fragrances Inc. ............       500         12,565
      Kellogg Co. ........................................     2,000         58,000
      Kimberly-Clark Corp. ...............................     2,616        146,234
      Liz Claiborne Inc. .................................       300         15,135
      Nike Inc., B .......................................     1,300         54,587
      Pepsi Bottling Group Inc. ..........................       700         28,070
      PepsiCo Inc. .......................................     7,301        322,704
      Philip Morris Cos. Inc. ............................    10,943        555,357
      Procter & Gamble Co. ...............................     6,400        408,320
      Quaker Oats Co. ....................................       700         63,875
      Ralston-Ralston Purina Group .......................     1,500         45,030
/a/   Reebok International Ltd. ..........................       300          9,585
      Sara Lee Corp. .....................................     3,898         73,828
      Unilever NV, N.Y. shs., ADR (Netherlands) ..........     2,800        166,796
      UST Inc. ...........................................       800         23,088
      V.F. Corp. .........................................       600         21,828
      Wm. Wrigley Jr. Co. ................................     1,100         51,535
                                                                         ----------
                                                                          3,603,088
                                                                         ----------
      Consumer Services 5.8%
/a/   AOL Time Warner Inc. ...............................    22,018      1,166,954
      Carnival Corp. .....................................     2,924         89,767
/a/   Cendant Corp. ......................................     4,200         81,900
/a/   Clear Channel Communications Inc. ..................     2,947        184,777
/a/   Comcast Corp., A ...................................     4,658        202,157
      Darden Restaurants Inc. ............................       600         16,740
      Dow Jones & Co. Inc. ...............................       400         23,884
      Gannett Co. Inc. ...................................     1,338         88,174
      H&R Block Inc. .....................................       500         32,275
      Harcourt General Inc. ..............................       300         17,457
/a/   Harrah's Entertainment Inc. ........................       600         21,180
      Hilton Hotels Corp. ................................     1,800         20,880
      Knight-Ridder Inc. .................................       344         20,399
      Marriott International Inc., A .....................     1,200         56,808
      McDonald's Corp. ...................................     6,505        176,025
      Meredith Corp. .....................................       200          7,162
      The New York Times Co., A ..........................       800         33,600
/a/   Starbucks Corp. ....................................     1,900         43,700
      Starwood Hotels & Resorts Worldwide Inc. ...........     1,000         37,280

                                                                         FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                          SHARES        VALUE
                                                         --------   ------------
      Common Stocks (cont.)
      Consumer Services (cont.)
      Tribune Co. ....................................     1,480     $   59,215
/a/   Tricon Global Restaurants Inc. .................       700         30,730
/a/   Univision Communications Inc., A ...............     1,000         42,780
/a/   Viacom Inc., B .................................     8,895        460,316
      The Walt Disney Co. ............................    10,359        299,272
      Wendy's International Inc. .....................       600         15,324
                                                                     ----------
                                                                      3,228,756
                                                                     ----------
      Distribution Services .6%
      Cardinal Health Inc. ...........................     2,250        155,250
      Genuine Parts Co. ..............................       900         28,350
      McKesson HBOC Inc. .............................     1,400         51,968
      SUPERVALU Inc. .................................       600         10,530
      SYSCO Corp. ....................................     3,300         89,595
      W.W. Grainger Inc. .............................       500         20,580
                                                                     ----------
                                                                        356,273
                                                                     ----------
      Electronic Technology 12.9%
/a/   ADC Telecommunications Inc. ....................     3,800         25,080
/a/   Advanced Micro Devices Inc. ....................     1,700         49,096
/a/   Agilent Technologies Inc. ......................     2,312         75,140
/a/   Altera Corp. ...................................     2,000         58,000
/a/   Analog Devices Inc. ............................     1,800         77,850
/a/   Andrew Corp. ...................................       400          7,380
/a/   Apple Computer Inc. ............................     1,700         39,525
/a/   Applied Materials Inc. .........................     4,000        196,400
/a/   Applied Micro Circuits Corp. ...................     1,500         25,800
/a/   Avaya Inc. .....................................     1,394         19,098
      Boeing Co. .....................................     4,320        240,192
/a/   Broadcom Corp., A ..............................     1,258         53,792
/a/   Cabletron Systems Inc. .........................       900         20,565
/a/   Cisco Systems Inc. .............................    36,418        662,808
      Compaq Computer Corp. ..........................     8,287        128,366
/a/   Comverse Technology Inc. .......................       900         51,858
/a/   Conexant Systems Inc. ..........................     1,200         10,740
      Corning Inc. ...................................     4,598         76,833
/a/   Dell Computer Corp. ............................    12,962        345,178
/a/   EMC Corp. ......................................    11,020        320,131
/a/   Gateway Inc. ...................................     1,600         26,320
      General Dynamics Corp. .........................     1,036         80,611
      Goodrich Corp. .................................       500         18,990
      Hewlett-Packard Co. ............................     9,626        275,304
      Intel Corp. ....................................    33,410        977,243
      International Business Machines Corp. ..........     8,618        973,834
/a/   Jabil Circuit Inc. .............................       900         27,774
/a/   JDS Uniphase Corp. .............................     6,400         81,600
/a/   KLA-Tencor Corp. ...............................       900         52,623
/a/   Lexmark International Inc. .....................       600         40,350
      Linear Technology Corp. ........................     1,600         70,752
      Lockheed Martin Corp. ..........................     2,200         81,510
/a/   LSI Logic Corp. ................................     1,800         33,840
      Lucent Technologies Inc. .......................    16,738        103,776
/a/   Maxim Integrated Products Inc. .................     1,600         70,736
/a/   Micron Technology Inc. .........................     3,000        123,300



FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                       SHARES        VALUE
                                                                      --------   ------------
      Common Stocks (cont.)
      Electronic Technology (cont.)
      Motorola Inc. ...............................................    10,838     $  179,477
/a/   National Semiconductor Corp. ................................       900         26,208
/a/   NCR Corp. ...................................................       500         23,500
/a/   Network Appliance Inc. ......................................     1,600         21,920
      Nortel Networks Corp. (Canada) ..............................    15,668        142,422
      Northrop Grumman Corp. ......................................       404         32,360
/a/   Novellus Systems Inc. .......................................       700         39,753
/a/   Palm Inc. ...................................................     2,776         16,850
      PerkinElmer Inc. ............................................       468         12,884
/a/   QLogic Corp. ................................................       500         32,225
/a/   QUALCOMM Inc. ...............................................     3,800        222,224
      Raytheon Co. ................................................     1,800         47,790
      Rockwell International Corp. ................................       900         34,308
/a/   Sanmina Corp. ...............................................     1,572         36,801
      Scientific-Atlanta Inc. .....................................       800         32,480
/a/   Solectron Corp. .............................................     3,200         58,560
/a/   Sun Microsystems Inc. .......................................    16,134        253,626
      Symbol Technologies Inc. ....................................     1,150         25,530
/a/   Tektronix Inc. ..............................................       500         13,575
/a/   Tellabs Inc. ................................................     2,000         38,560
/a/   Teradyne Inc. ...............................................       900         29,790
      Texas Instruments Inc. ......................................     8,648        272,412
/a/   Thermo Electron Corp. .......................................       900         19,818
/a/   Vitesse Semiconductor Corp. .................................       900         18,936
      Xerox Corp. .................................................     3,416         32,691
/a/   Xilinx Inc. .................................................     1,700         70,108
                                                                                  ----------
                                                                                   7,257,203
                                                                                  ----------
      Energy Minerals 5.7%
      Amerada Hess Corp. ..........................................       400         32,320
      Anadarko Petroleum Corp. ....................................     1,200         64,836
      Apache Corp. ................................................       600         30,450
      Ashland Inc. ................................................       300         12,030
      Burlington Resources Inc. ...................................     1,100         43,945
      Chevron Corp. ...............................................     3,143        284,442
      Conoco Inc., B ..............................................     3,138         90,688
      Devon Energy Corp. ..........................................       600         31,500
      EOG Resources Inc. ..........................................       600         21,330
      Exxon Mobil Corp. ...........................................    17,128      1,496,131
      Kerr-McGee Corp. ............................................       442         29,291
      Occidental Petroleum Corp. ..................................     1,800         47,862
      Phillips Petroleum Co. ......................................     1,310         74,670
      Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........    10,674        621,974
      Sunoco Inc. .................................................       400         14,652
      Texaco Inc. .................................................     2,700        179,820
      Tosco Corp. .................................................       800         35,240
      Unocal Corp. ................................................     1,200         40,980
      USX-Marathon Group Inc. .....................................     1,500         44,265
                                                                                  ----------
                                                                                   3,196,426
                                                                                  ----------
      Finance 17.5%
      AFLAC Inc. ..................................................     2,592         81,622
      Allstate Corp. ..............................................     3,575        157,264
      Ambac Financial Group Inc. ..................................       494         28,751
      American Express Co. ........................................     6,623        256,972



                                                                         FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                     SHARES        VALUE
                                                    --------   ------------
Common Stocks (cont.)
Finance (cont.)
American General Corp. ..........................     2,500     $  116,125
American International Group Inc. ...............    11,545        992,870
AmSouth Bancorporation ..........................     1,800         33,282
AON Corp. .......................................     1,300         45,500
Bank of America Corp. ...........................     8,016        481,200
Bank of New York Co. Inc. .......................     3,682        176,736
Bank One Corp. ..................................     5,782        206,996
BB&T Corp. ......................................     2,000         73,400
The Bear Stearns Cos. Inc. ......................       500         29,485
Capital One Financial Corp. .....................     1,000         60,000
Charles Schwab Corp. ............................     6,828        104,468
Charter One Financial Inc. ......................     1,045         33,336
Chubb Corp. .....................................       900         69,687
Cincinnati Financial Corp. ......................       800         31,600
Citigroup Inc. ..................................    24,996      1,320,789
Comerica Inc. ...................................       900         51,840
Conseco Inc. ....................................     1,600         21,840
Countrywide Credit Industries Inc. ..............       600         27,528
Fannie Mae ......................................     5,009        426,516
Fifth Third Bancorp .............................     2,912        174,866
First Union Corp. ...............................     4,887        170,752
Fleet Boston Financial Corp. ....................     5,435        214,411
Franklin Resources Inc. .........................     1,300         59,501
Freddie Mac .....................................     3,465        242,550
Golden West Financial Corp. .....................       743         47,730
Hartford Financial Services Group Inc. ..........     1,200         82,080
Household International Inc. ....................     2,333        155,611
Huntington Bancshares Inc. ......................     1,180         19,293
Jefferson-Pilot Corp. ...........................       750         36,240
John Hancock Financial Services Inc. ............     1,500         60,390
JP Morgan Chase & Co. ...........................     9,838        438,775
KeyCorp .........................................     2,100         54,705
Lehman Brothers Holdings Inc. ...................     1,200         93,300
Lincoln National Corp. ..........................       900         46,575
Loews Corp. .....................................     1,000         64,430
Marsh & McLennan Cos. Inc. ......................     1,404        141,804
MBIA Inc. .......................................       750         41,760
MBNA Corp. ......................................     4,268        140,631
Mellon Financial Corp. ..........................     2,357        108,422
Merrill Lynch & Co. Inc. ........................     4,131        244,762
MetLife Inc. ....................................     3,800        117,724
MGIC Investment Corp. ...........................       500         36,320
Morgan Stanley Dean Witter & Co. ................     5,492        352,751
National City Corp. .............................     3,049         93,848
Northern Trust Corp. ............................     1,140         71,250
PNC Financial Services Group ....................     1,473         96,909
The Progressive Corp. ...........................       344         46,505
Providian Financial Corp. .......................     1,443         85,426
Regions Financial Corp. .........................     1,228         39,296
Ryder Systems Inc. ..............................       300          5,880
SAFECO Corp. ....................................       600         17,700
Southtrust Corp. ................................     1,700         44,200
St. Paul Cos. Inc. ..............................     1,100         55,759
State Street Corp. ..............................     1,600         79,184
Stilwell Financial Inc. .........................     1,100         36,916
SunTrust Banks Inc. .............................     1,500         97,170

FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                          SHARES        VALUE
                                                         --------   ------------
      Common Stocks (cont.)
      Finance (cont.)
      Synovus Financial Corp. ........................     1,400     $   43,932
      T. Rowe Price Group Inc. .......................       600         22,434
      Torchmark Corp. ................................       600         24,126
      U.S. Bancorp ...................................     9,475        215,935
      Union Planters Corp. ...........................       700         30,520
      Unumprovident Corp. ............................     1,200         38,544
      USA Education Inc. .............................       800         58,400
      Wachovia Corp. .................................     1,000         71,150
      Washington Mutual Inc. .........................     4,324        162,366
      Wells Fargo & Co. ..............................     8,497        394,516
      Zions Bancorp ..................................       400         23,600
                                                                     ----------
                                                                      9,828,756
                                                                     ----------
      Health Services .9%
/a/   Aetna Inc. .....................................       700         18,109
      CIGNA Corp. ....................................       721         69,086
      HCA Inc. .......................................     2,735        123,595
/a/   HealthSouth Corp. ..............................     1,900         30,343
/a/   Humana Inc. ....................................       800          7,880
      IMS Health Inc. ................................     1,500         42,750
/a/   Manor Care Inc. ................................       500         15,875
/a/   Quintiles Transnational Corp. ..................       600         15,150
/a/   Tenet Healthcare Corp. .........................     1,600         82,544
      UnitedHealth Group Inc. ........................     1,600         98,800
/a/   Wellpoint Health Networks Inc. .................       300         28,272
                                                                     ----------
                                                                        532,404
                                                                     ----------
      Health Technology 11.3%
      Abbott Laboratories ............................     7,726        370,925
      Allergan Inc. ..................................       700         59,850
      American Home Products Corp. ...................     6,520        381,029
/a/   Amgen Inc. .....................................     5,144        312,138
      Applera Corp-Applied Biosystems Group ..........     1,000         26,750
      Bausch & Lomb Inc. .............................       300         10,872
      Baxter International Inc. ......................     2,900        142,100
      Becton, Dickinson & Co. ........................     1,300         46,527
/a/   Biogen Inc. ....................................       700         38,052
      Biomet Inc. ....................................       850         40,851
/a/   Boston Scientific Corp. ........................     2,000         34,000
      Bristol-Myers Squibb Co. .......................     9,628        503,544
      C.R. Bard Inc. .................................       300         17,085
/a/   Chiron Corp. ...................................       900         45,900
      Eli Lilly & Co. ................................     5,587        413,438
/a/   Forest Laboratories Inc. .......................       900         63,900
/a/   Guidant Corp. ..................................     1,545         55,620
      Johnson & Johnson ..............................    15,058        752,900
/a/   King Pharmaceuticals Inc. ......................       900         48,375
/a/   MedImmune Inc. .................................     1,100         51,920
      Medtronic Inc. .................................     5,973        274,818
      Merck & Co. Inc. ...............................    11,366        726,401
      Pall Corp. .....................................       600         14,118
      Pfizer Inc. ....................................    31,414      1,258,131
      Pharmacia Corp. ................................     6,493        298,353
      Schering-Plough Corp. ..........................     7,251        262,776



                                                                         FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                           SHARES        VALUE
                                                          --------   ------------
      Common Stocks (cont.)
      Health Technology (cont.)
/a/   St. Jude Medical Inc. ...........................      400      $   24,000
      Stryker Corp. ...................................    1,000          54,850
/a/   Watson Pharmaceuticals Inc. .....................      500          30,820
                                                                      ----------
                                                                       6,360,043
                                                                      ----------
      Industrial Services 1.7%
/a/   Allied Waste Industries Inc. ....................    1,000          18,680
      Baker Hughes Inc. ...............................    1,700          56,950
      El Paso Corp. ...................................    2,530         132,926
      Enron Corp. .....................................    3,707         181,643
      Fluor Corp. .....................................      400          18,060
      Halliburton Co. .................................    2,201          78,356
/a/   Nabors Industries Inc. ..........................      700          26,040
/a/   Noble Drilling Corp. ............................      700          22,925
/a/   Rowan Cos. Inc. .................................      500          11,050
      Schlumberger Ltd. ...............................    2,900         152,685
      Transocean Sedco Forex Inc. .....................    1,612          66,495
      Waste Management Inc. ...........................    3,100          95,542
      Williams Cos. Inc. ..............................    2,371          78,124
                                                                      ----------
                                                                         939,476
                                                                      ----------
      Non-Energy Minerals .9%
      Alcan Inc. (Canada) .............................    1,600          67,232
      Alcoa Inc. ......................................    4,324         170,366
      Allegheny Technologies Inc. .....................      400           7,236
      Barrick Gold Corp. (Canada) .....................    1,900          28,785
/a/   Freeport-McMoRan Copper & Gold Inc., B ..........      700           7,735
      Homestake Mining Co. ............................    1,300          10,075
/a/   Inco Ltd. (Canada) ..............................      900          15,534
      Louisiana-Pacific Corp. .........................      500           5,865
      Newmont Mining Corp. ............................    1,000          18,610
      Nucor Corp. .....................................      400          19,556
      Phelps Dodge Corp. ..............................      400          16,600
      Placer Dome Inc. (Canada) .......................    1,600          15,680
      USX-U.S. Steel Group ............................      400           8,060
      Vulcan Materials Co. ............................      500          26,875
      Weyerhaeuser Co. ................................    1,100          60,467
      Worthington Industries Inc. .....................      400           5,440
                                                                      ----------
                                                                         484,116
                                                                      ----------
      Process Industries 1.8%
      Air Products & Chemicals Inc. ...................    1,100          50,325
      Archer Daniels Midland Co. ......................    3,220          41,860
      Ball Corp. ......................................      100           4,756
      Bemis Co. Inc. ..................................      300          12,051
      Boise Cascade Corp. .............................      300          10,551
      Dow Chemical Co. ................................    4,466         148,495
      E.I. du Pont de Nemours and Co. .................    5,190         250,366
      Eastman Chemical Co. ............................      400          19,052
      Ecolab Inc. .....................................      600          24,582
      Engelhard Corp. .................................      600          15,474
/a/   FMC Corp. .......................................      142           9,736
      Georgia-Pacific Corp. ...........................    1,137          38,487
      Great Lakes Chemical Corp. ......................      300           9,255
      Hercules Inc. ...................................      500           5,650



FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                         SHARES        VALUE
                                                        --------   ------------
      Common Stocks (cont.)
      Process Industries (cont.)
      International Paper Co. .......................     2,436     $   86,965
      The Mead Corp. ................................       500         13,570
      Millipore Corp. ...............................       200         12,396
/a/   Pactiv Corp. ..................................       800         10,720
      Potlatch Corp. ................................       100          3,441
      PPG Industries Inc. ...........................       883         46,419
      Praxair Inc. ..................................       800         37,600
      Rohm & Haas Co. ...............................     1,100         36,190
/a/   Sealed Air Corp. ..............................       400         14,900
      Sherwin-Williams Co. ..........................       800         17,760
      Sigma-Aldrich Corp. ...........................       400         15,448
      Temple-Inland Inc. ............................       200         10,658
      Westvaco Corp. ................................       500         12,145
      Willamette Industries Inc. ....................       500         24,750
                                                                    ----------
                                                                       983,602
                                                                    ----------
      Producer Manufacturing 7.9%
/a/   American Power Conversion Corp. ...............       900         14,175
      Avery Dennison Corp. ..........................       500         25,525
      Caterpillar Inc. ..............................     1,715         85,836
      Cooper Industries Inc. ........................       500         19,795
      Crane Co. .....................................       300          9,300
      Cummins Inc. ..................................       200          7,740
      Dana Corp. ....................................       700         16,338
      Danaher Corp. .................................       700         39,200
      Deere & Co. ...................................     1,200         45,420
      Delphi Automotive Systems Corp. ...............     2,800         44,604
      Dover Corp. ...................................     1,000         37,650
      Eaton Corp. ...................................       300         21,030
      Emerson Electric Co. ..........................     2,140        129,470
      General Electric Co. ..........................    49,383      2,407,421
      Honeywell International Inc. ..................     4,025        140,835
      Illinois Tool Works Inc. ......................     1,500         94,950
      Ingersoll-Rand Co. ............................       800         32,960
      ITT Industries Inc. ...........................       400         17,700
      Johnson Controls Inc. .........................       400         28,988
      Masco Corp. ...................................     2,300         57,408
      McDermott International Inc. ..................       300          3,495
      Minnesota Mining & Manufacturing Co. ..........     1,949        222,381
      Molex Inc. ....................................       925         33,790
      National Service Industries Inc. ..............       200          4,514
/a/   Navistar International Corp. ..................       300          8,439
      PACCAR Inc. ...................................       400         20,568
      Parker Hannifin Corp. .........................       600         25,464
      Pitney Bowes Inc. .............................     1,200         50,544
/a/   Power-One Inc. ................................       400          6,656
      Textron Inc. ..................................       700         38,528
      Thomas & Betts Corp. ..........................       300          6,621
      Timken Co. ....................................       300          5,082
      TRW Inc. ......................................       600         24,600
      Tyco International Ltd. .......................     9,633        524,999
      United Technologies Corp. .....................     2,341        171,502
      Visteon Corp. .................................       634         11,653
                                                                    ----------
                                                                     4,435,181
                                                                    ----------



                                                                         FSP-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                           SHARES        VALUE
                                                          --------   ------------
      Common Stocks (cont.)
      Retail Trade 5.9%
      Albertson's Inc. ................................     2,015     $   60,430
/a/   AutoZone Inc. ...................................       600         22,500
/a/   Bed Bath & Beyond Inc. ..........................     1,400         42,000
/a/   Best Buy Co. Inc. ...............................     1,000         63,520
      Big Lots Inc. ...................................       500          6,840
      Circuit City Stores-Circuit City Group ..........     1,000         18,000
/a/   Costco Wholesale Corp. ..........................     2,200         90,376
      CVS Corp. .......................................     1,940         74,884
      Dillards Inc., A ................................       400          6,108
      Dollar General Corp. ............................     1,675         32,663
/a/   Federated Department Stores Inc. ................       948         40,290
      GAP Inc. ........................................     4,239        122,931
      Home Depot Inc. .................................    11,594        539,701
      J.C. Penney Co. Inc. ............................     1,300         34,268
/a/   Kmart Corp. .....................................     2,300         26,381
/a/   Kohl's Corp. ....................................     1,673        104,947
/a/   The Kroger Co. ..................................     4,048        101,200
      The Limited Inc. ................................     2,100         34,692
      Lowe's Cos. Inc. ................................     1,905        138,208
      May Department Stores Co. .......................     1,500         51,390
      Nordstrom Inc. ..................................       700         12,985
/a/   Office Depot Inc. ...............................     1,500         15,570
      Radioshack Corp. ................................       900         27,450
/a/   Safeway Inc. ....................................     2,469        118,512
      Sears, Roebuck & Co. ............................     1,700         71,927
/a/   Staples Inc. ....................................     2,300         36,777
      Target Corp. ....................................     4,492        155,423
      Tiffany & Co. ...................................       700         25,354
      The TJX Cos. Inc. ...............................     1,400         44,618
/a/   Toys R Us Inc. ..................................     1,000         24,750
      Walgreen Co. ....................................     5,100        174,165
      Wal-Mart Stores Inc. ............................    22,279      1,087,215
      Winn-Dixie Stores Inc. ..........................       700         18,291
                                                                      ----------
                                                                       3,424,366
                                                                      ----------
      Technology Services 6.9%
      Adobe Systems Inc. ..............................     1,200         56,400
      Autodesk Inc. ...................................       300         11,190
      Automatic Data Processing Inc. ..................     3,078        152,977
/a/   BMC Software Inc. ...............................     1,200         27,048
/a/   BroadVision Inc. ................................     1,300          6,500
/a/   Citrix Systems Inc. .............................       900         31,410
      Computer Associates International Inc. ..........     2,900        104,400
/a/   Computer Sciences Corp. .........................       800         27,680
/a/   Compuware Corp. .................................     1,800         25,182
/a/   Concord EFS Inc. ................................     1,108         57,627
      Electronic Data Systems Corp. ...................     2,300        143,750
      First Data Corp. ................................     1,947        125,095
/a/   Fiserv Inc. .....................................       588         37,620
/a/   Intuit Inc. .....................................     1,000         39,990
/a/   Mercury Interactive Corp. .......................       436         26,116
/a/   Microsoft Corp. .................................    26,798      1,945,535
/a/   Novell Inc. .....................................     1,600          9,104
/a/   Oracle Corp. ....................................    27,920        530,480
/a/   Parametric Technology Corp. .....................     1,300         18,187



FSP-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                         SHARES        VALUE
                                                        --------   ------------
      Common Stocks (cont.)
      Technology Services (cont.)
      Paychex Inc. ..................................    1,900      $   76,000
/a/   Peoplesoft Inc. ...............................    1,500          73,845
/a/   Sapient Corp. .................................      500           4,875
/a/   Siebel Systems Inc. ...........................    2,301         107,917
/a/   Unisys Corp. ..................................    1,500          22,065
/a/   VERITAS Software Corp. ........................    1,935         128,736
/a/   Yahoo! Inc. ...................................    2,738          54,733
                                                                    ----------
                                                                     3,844,462
                                                                    ----------
      Transportation .7%
/a/   AMR Corp. .....................................      800          28,904
      Burlington Northern Santa Fe Corp. ............    1,975          59,586
      CSX Corp. .....................................    1,100          39,864
      Delta Air Lines Inc. ..........................      600          26,448
/a/   Fedex Corp. ...................................    1,500          60,300
      Norfolk Southern Corp. ........................    1,900          39,330
      Southwest Airlines Co. ........................    3,750          69,338
      Union Pacific Corp. ...........................    1,228          67,429
/a/   US Airways Group Inc. .........................      300           7,290
                                                                    ----------
                                                                       398,489
                                                                    ----------
      Utilities 2.9%
/a/   AES Corp. .....................................    2,600         111,930
      Allegheny Energy Inc. .........................      600          28,950
      Ameren Corp. ..................................      700          29,890
      American Electric Power Co. Inc. ..............    1,640          75,719
/a/   Calpine Corp. .................................    1,515          57,267
      Cinergy Corp. .................................      800          27,960
      CMS Energy Corp. ..............................      700          19,495
      Consolidated Edison Inc. ......................    1,100          43,780
      Constellation Energy Group Inc. ...............      800          34,080
      Dominion Resources Inc. .......................    1,200          72,156
      DTE Energy Co. ................................      800          37,152
      Duke Energy Corp. .............................    3,858         150,501
      Dynegy Inc. ...................................    1,600          74,400
      Edison International ..........................    1,600          17,840
      Entergy Corp. .................................    1,100          42,229
      Exelon Corp. ..................................    1,600         102,592
      FirstEnergy Corp. .............................    1,100          35,376
      FPL Group Inc. ................................      900          54,189
      GPU Inc. ......................................      600          21,090
      KeySpan Corp. .................................      700          25,536
      Kinder Morgan Inc. ............................      600          30,150
/a/   Mirant Corp. ..................................    1,656          56,966
/a/   Niagara Mohawk Holdings Inc. ..................      800          14,152
      Nicor Inc. ....................................      200           7,796
      Nisource Inc. .................................    1,053          28,778
      ONEOK Inc. ....................................      300           5,910
      Peoples Energy Corp. ..........................      200           8,040
      PG & E Corp. ..................................    1,900          21,280
      Pinnacle West Capital Corp. ...................      400          18,960
      PPL Corp. .....................................      700          38,500
      Progress Energy Inc. ..........................    1,009          45,324
      Public Service Enterprise Group Inc. ..........    1,100          53,790
      Reliant Energy Inc. ...........................    1,500          48,315



                                                                         FSP-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                                     SHARES           VALUE
                                                                                 -------------   --------------
      Common Stocks (cont.)
      Utilities (cont.)
      Sempra Energy ..........................................................         1,000      $    27,340
      Southern Co. ...........................................................         3,360           78,120
      TXU Corp. ..............................................................         1,300           62,647
      Xcel Energy Inc. .......................................................         1,675           47,649
                                                                                                  -----------
                                                                                                    1,655,849
                                                                                                  -----------
      Total Long Term Investments (Cost $61,037,411)..........................                     54,792,917
                                                                                                  -----------
      Short Term Investments 1.9%
/b/   Franklin Institutional Fiduciary Trust Money Market Portfolio ..........       879,515          879,515

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
/c/   U.S. Treasury Bill, 9/13/01 ............................................     $ 200,000          198,569
                                                                                                  -----------
      Total Short Term Investments (Cost $1,078,104) .........................                      1,078,084
                                                                                                  -----------
      Total Investments (Cost $62,115,515) 99.6%..............................                     55,871,001
      Other Assets, less Liabilities .4% .....................................                        231,764
                                                                                                  -----------
      Net Assets 100.0% ......................................................                    $56,102,765
                                                                                                  ===========

/a/Non-income producing
/b/The Franklin Institutionary Fiduciary Trust Money Market Portfolio is
   managed by Franklin Advisers Inc.
/c/On deposit with broker for initial margin on futures contracts (Note 1(b)).


                       See notes to financial statements.

FSP-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $ 62,115,515
                                                           ============
  Value ...............................................      55,871,001
 Cash .................................................           6,000
 Receivables:
  Investment securities sold ..........................           4,317
  Capital shares sold .................................         206,923
  Dividends ...........................................          40,241
  Affiliates ..........................................          42,286
  Variation margin (Note 1) ...........................           3,525
 Other assets .........................................          36,616
                                                           ------------
    Total assets ......................................      56,210,909
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................          59,895
  Capital shares redeemed .............................          20,240
  Registration Fees - Class 3 .........................          21,114
 Other liabilities ....................................           6,895
                                                           ------------
    Total liabilities .................................         108,144
                                                           ------------
     Net assets, at value .............................    $ 56,102,765
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    252,383
 Net unrealized depreciation ..........................      (6,276,216)
 Accumulated net realized loss ........................      (2,720,137)
 Capital shares .......................................      64,846,735
                                                           ------------
     Net assets, at value .............................    $ 56,102,765
                                                           ============
Class 1:
 Net assets, at value .................................    $ 41,772,762
                                                           ============
 Shares outstanding ...................................       4,693,508
                                                           ============
 Net asset value and offering price per share .........    $       8.90
                                                           ============
Class 2:
 Net assets, at value .................................    $     75,493
                                                           ============
 Shares outstanding ...................................           8,490
                                                           ============
 Net asset value and offering price per share .........    $       8.89
                                                           ============
Class 3:
 Net assets, at value .................................    $ 14,254,510
                                                           ============
 Shares outstanding ...................................       1,610,534
                                                           ============
 Net asset value and offering price per share .........    $       8.85
                                                           ============

                       See notes to financial statements.

                                                                         FSP-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


 Investment income:
 (net of foreign taxes of $1,763)
  Dividends .................................................................    $    364,061
  Interest ..................................................................           2,554
                                                                                 ------------
    Total investment income .................................................         366,615
                                                                                 ------------
 Expenses:
  Management fees (Note 3) ..................................................          39,793
  Administrative fees (Note 3) ..............................................          27,256
  Distribution fees (Note 3)
    Class 2 .................................................................              70
    Class 3 .................................................................          14,987
  Transfer agent fees .......................................................             802
  Transfer agent fees - Class 3 (Note 3) ....................................          22,682
  Custodian fees ............................................................             213
  Reports to shareholders ...................................................           8,539
  Registration and filing fees - Class 3 ....................................          28,924
  Professional fees .........................................................           4,740
  Trustees' fees and expenses ...............................................           1,608
  Other .....................................................................           1,133
                                                                                 ------------
    Total expenses ..........................................................         150,747
    Expenses waived/paid by affiliate - Class 3 (Note 3) ....................         (36,616)
                                                                                 ------------
      Net expenses ..........................................................         114,131
                                                                                 ------------
       Net investment income ................................................         252,484
                                                                                 ------------
 Realized and unrealized losses:
  Net realized loss from:
    Investments .............................................................      (1,328,348)
    Financial futures contracts .............................................        (324,466)
                                                                                 ------------
     Net realized loss ......................................................      (1,652,814)
  Net unrealized depreciation on investments and financial futures contracts       (2,709,220)
                                                                                 ------------
 Net realized and unrealized loss ...........................................      (4,362,034)
                                                                                 ------------
 Net decrease in net assets resulting from operations .......................    $ (4,109,550)
                                                                                 ============

                      See notes to financial statements.

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                  Six Months Ended        Year Ended
                                                                                    June 30, 2001      December 31, 2000
                                                                                 ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .....................................................      $    252,484         $    470,310
   Net realized loss from investments and financial futures contracts ........        (1,652,814)          (1,055,518)
   Net unrealized depreciation on investments and financial futures contracts         (2,709,220)          (4,036,928)
                                                                                    ------------         ------------
    Net decrease in net assets resulting from operations .....................        (4,109,550)          (4,622,136)
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..................................................................          (384,081)             (18,826)
    Class 2 ..................................................................              (334)                 (15)
    Class 3 ..................................................................          (106,478)              (3,250)
   Net realized gains:
    Class 1 ..................................................................            (8,313)                  --
    Class 2 ..................................................................               (12)                  --
    Class 3 ..................................................................            (2,980)                  --
                                                                                    ------------         ------------
 Total distributions to shareholders .........................................          (502,698)             (22,091)
 Capital share transactions: (Note 2)
    Class 1 ..................................................................           246,479           33,998,863
    Class 2 ..................................................................             7,210                   15
    Class 3 ..................................................................         5,100,959            8,680,947
                                                                                    ------------         ------------
 Total capital share transactions ............................................         5,354,648           42,679,825
    Net increase in net assets ...............................................           742,400           38,035,598
Net assets:
 Beginning of period .........................................................        55,360,365           17,324,767
                                                                                    ------------         ------------
 End of period ...............................................................      $ 56,102,765         $ 55,360,365
                                                                                    ============         ============
Undistributed net investment income included in net assets:
 End of period ...............................................................      $    252,383         $    490,792
                                                                                    ============         ============

                      See notes to financial statements.

                                                                         FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin S&P 500 Index Fund (the Fund) included in this report is diversified. Shares of the Fund are sold to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts, except for Class 3 shares which are offered as an investment option to defined contribution plans. As of June 30, 2001, over 74% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Futures Contracts


The Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.


The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FSP-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                  December 31, 2000
                                                -------------------------------- --------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 --------------- ---------------- --------------- ----------------
Shares sold ...................................     1,098,303    $  10,030,094       5,023,913    $  52,265,985
Shares issued in reinvestment of distributions         44,495          392,894           1,894           18,826
Shares redeemed ...............................    (1,112,812)     (10,176,509)     (1,767,289)     (18,285,948)
                                                   ----------    -------------      ----------    -------------
Net increase ..................................        24,986    $     246,479       3,258,518    $  33,998,863
                                                   ==========    =============      ==========    =============
Class 2 Shares:
Shares sold ...................................         8,450    $      76,748              --    $          --
Shares issued in reinvestment of distributions             39              347               2               15
Shares redeemed ...............................        (8,334)         (69,885)             --               --
                                                   ----------    -------------      ----------    -------------
Net increase ..................................           155    $       7,210               2    $          15
                                                   ==========    =============      ==========    =============
Class 3 Shares:
Shares sold ...................................       872,006    $   7,980,868       1,365,211    $  14,138,518
Shares issued in reinvestment of distributions         12,467          109,458             327            3,250
Shares redeemed ...............................      (331,787)      (2,989,367)       (530,279)      (5,460,821)
                                                   ----------    -------------      ----------    -------------
Net increase ..................................       552,686    $   5,100,959         835,259    $   8,680,947
                                                   ==========    =============      ==========    =============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


Entity                                                                 Affiliation
--------------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                  Administrative manager
       Franklin Advisers, Inc. (Advisers)                              Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

                                                                         FSP-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Money Market Portfolio.


The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.


Under a sub-advisory agreement, State Street Global Advisors (SSgA) provides sub-advisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.


Advisers and FT Services agreed in advance to waive Class 3 expenses for the Fund, as noted in the Statement of Operations.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000 the fund had deferred capital losses occurring subsequent to October 31, 2000 of $178,521. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net realized capital gains and losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales.


At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $64,328,823 was as follows:


  Unrealized appreciation .............  $   5,559,448
  Unrealized depreciation .............    (14,017,270)
                                         -------------
  Net unrealized depreciation .........  $  (8,457,822)
                                         =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $9,754,429 and $3,909,535, respectively.


6. FINANCIAL FUTURES


As of June 30, 2001, the Fund had the following futures contracts outstanding:


Contracts to Buy                  Number of Contracts   Delivery Dates   Contract Face Value   Unrealized Loss
-------------------------------- --------------------- ---------------- --------------------- ----------------
S&P 500 Index, Sept 01 .........        3                  9/15/01          $955,477              $31,702


FSP-26

                                                   FRANKLIN SMALL CAP FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase./1/
--------------------------------------------------------------------------------
The first half of 2001 was a volatile and challenging period for investors in the small-cap growth market. Small-cap stocks outperformed large-cap stocks during the six-month period, with large-cap asset classes posting negative returns overall. As evidence of small-capitalization stocks' relative outperformance over large-capitalization equities, the Russell 2000 Growth Index returned 0.14% compared to the -6.70% return for the Standard & Poor's 500 (S&P
500) Index for the six months ended June 30, 2001./1/ The Fund's exposure to growth investments in a market that favored defensive investments (relatively low-growth or "value" stocks) contributed to its underperformance during the same time.

Persistent economic deceleration has prompted spending cutbacks in virtually all industrial and services sectors since mid-2000. During the first half of 2001, the cumulative evidence of economic uncertainty compelled the Federal Reserve Board (the Fed) to aggressively, and sometimes unexpectedly, cut interest rates a total of six times. Economic malaise and the specter of recession also drove some small-cap investors to the perceived safety of value stocks. This shift in investor sentiment allowed defensive stocks to outperform small-cap growth stocks, many of which appear in the Fund's portfolio, for the period under review.

During the reporting period, we increased investments in what we believe are defensive sectors, including stocks of consumer cyclical, discount retail, financial services and media companies. However, in the second quarter of 2001, we began selling some of these and gradually built positions in what we considered to be more aggressive sectors. For instance, we sold a number of energy and financial services stocks that we believed had reached fair valuations. Yet in light of the economy's downturn, we were hard-pressed to find more aggressive sectors with attractive entry points.

1. Source: Standard & Poor's Micropal. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies.


        Top 10 Industry Breakdown
         Franklin Small Cap Fund
                 6/30/01
                                % of Total
                                Net Assets
                              ------------
   Electronic Technology          18.8%
   Technology Services            13.8%
   Finance                        10.6%
   Health Technology               5.0%
   Communications                  4.3%
   Consumer Services               4.3%
   Industrial Services             3.6%
   Producer Manufacturing          3.5%
   Transportation                  3.5%
   Commercial Services             2.2%

               Top 10 Holdings
           Franklin Small Cap Fund
                   6/30/01
 Company                           % of Total
 Industry, Country                 Net Assets
-------------------------------- ------------
   Affiliated Computer
   Services Inc., A                     2.1%
   Technology Services, U.S.
   Expeditors International of
   Washington Inc.                      1.3%
   Transportation, U.S.
   Tektronix Inc.                       1.1%
   Electronic Technology,
   U.S.
   Atlantic Coast Airlines
   Holdings Inc.                        1.1%
   Transportation, U.S.
   Novellus Systems Inc.                1.1%
   Electronic Technology,
   U.S.
   Mettler-Toledo
   International Inc.                   1.1%
   Producer Manufacturing,
   Switzerland
   Retek Inc.                           1.1%
   Technology Services, U.S.
   Hispanic Broadcasting
   Corp., A                             1.0%
   Consumer Services, U.S.
   Federated Investors Inc., B          1.0%
   Finance, U.S.
   RSA Security Inc.                    0.9%
   Technology Services, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

This situation existed because the more aggressive growth sectors, especially technology, experienced a sharp rebound early in the second quarter, driving up their prices and valuations to levels we found very expensive. Sales of defensive stocks raised the Fund's cash position to a level that exceeded our long-term desire. We anticipate reinvesting this cash in the summer and fall months, when we believe appropriate opportunities may arise in the more aggressive growth sectors.

Looking ahead, the economic and market outlook appears uncertain, especially for a fund such as this, which typically invests heavily in rapidly-growing technology companies./2/ Nonetheless, we are more optimistic now than at any time in the past year. The Fed has greatly reduced interest rates, which normally leads to an economic rebound and, sometimes, inflation. Inflation has been subdued so far, partly due to moderating energy prices and the strong dollar's dampening effect on import prices. We are confident that if inflation is restrained, the Fed's interest rate reductions will eventually stimulate the economy, thereby creating a fertile environment for growth investing in the small-cap market. If opportunities and attractive prices present themselves in the coming months, we will be selectively buying stocks of aggressive, high-quality small-cap companies that we believe will benefit most from economic recovery. Although there are clearly areas of the economy that will continue to suffer from the aftereffects of overinvestment, we feel the broader domestic economy will be moving in an upward direction that favors the Fund's growth investment style.





2. There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Small Cap Fund - Class 2 delivered a -11.26% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                       Franklin Small Cap Fund - Class 2*
                             Periods ended 6/30/01
                                                                     Since
                                                                   Inception
                                          1-Year      5-Year       (11/1/95)
                                        ----------  ----------  ---------------
 Cumulative Total Return                 -28.97%      +87.62%       +128.03%
 Average Annual Total Return             -28.97%      +13.41%        +15.66%
 Value of $10,000 Investment             $7,103      $18,762        $22,803

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +43.00% and +15.52%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.





Past performance does not guarantee future results.

Franklin Small Cap Fund Class 2

Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.






   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Financial Highlights


                                                                  Class 1
                                                      --------------------------------
                                                                          Year Ended
                                                       Six Months Ended  December 31,
                                                         June 30, 2001   -------------
                                                          (unaudited)         2000
                                                      ------------------ -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $    21.25        $   26.87
                                                         ----------        ---------
Income from investment operations:
 Net investment income (loss)/a/ ....................          .07              .11
 Net realized and unrealized gains (losses) .........        (2.44)           (3.81)
                                                         ----------        ---------
Total from investment operations ....................        (2.37)           (3.70)
                                                         ----------        ---------
Less distributions from:
 Net investment income ..............................         (.09)              --
 Net realized gains .................................           --            (1.92)
                                                         ----------        ---------
Total distributions .................................         (.09)           (1.92)
                                                         ----------        ---------
Net asset value, end of period ......................    $    18.79        $   21.25
                                                         ==========        =========
Total return/b/ .....................................      (11.14)%         (14.60)%

Ratios/supplemental data
Net assets, end of period (000's) ...................      $306,447         $387,474
Ratios to average net assets:
 Expenses ...........................................          .72%/c/          .75%
 Net investment income (loss) .......................          .74%/c/          .42%
Portfolio turnover rate .............................        22.30%           19.49%



                                                                              Class 1
                                                         --------------------------------------------------
                                                                      Year Ended December 31,
                                                         --------------------------------------------------
                                                           1999          1998          1997         1996
                                                         --------      --------      --------      --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $  13.72      $  15.05      $  13.20      $  10.24
                                                         --------      --------      --------      --------
Income from investment operations:
 Net investment income (loss)/a/ ....................       (.01)          .07            .01           .02
 Net realized and unrealized gains (losses) .........      13.25          (.20)          2.24          2.95
                                                         --------      --------      --------      --------
Total from investment operations ....................      13.24          (.13)          2.25          2.97
                                                         --------      --------      --------      --------
Less distributions from:
 Net investment income ..............................       (.08)         (.01)          (.03)         (.01)
 Net realized gains .................................       (.01)        (1.19)          (.37)           --
                                                         --------      --------      --------      --------
Total distributions .................................       (.09)        (1.20)          (.40)         (.01)
                                                         --------      --------      --------      --------
Net asset value, end of period ......................    $  26.87      $  13.72      $  15.05      $  13.20
                                                         ========      ========      ========      ========
Total return/b/ .....................................      96.94%        (.98)%        17.42%        28.95%

Ratios/supplemental data
Net assets, end of period (000's) ...................    $488,062      $315,460      $313,462      $170,969
Ratios to average net assets:
 Expenses ...........................................        .77%          .77%          .77%          .77%
 Net investment income (loss) .......................      (.05)%          .51%          .06%          .63%
Portfolio turnover rate .............................      39.49%        53.01%        64.07%        63.72%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Financial Highlights (continued)


                                                                               Class 2
                                                         ---------------------------------------------
                                                         Six Months Ended     Year Ended December 31,
                                                           June 30, 2001     -------------------------
                                                            (unaudited)          2000         1999/d/
                                                         ----------------    -----------    ----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $    21.14           $  26.80       $14.25
                                                           ----------           --------       ------
Income from investment operations:
 Net investment income (loss)/a/ ....................            .05                .12         (.04)
 Net realized and unrealized gains (losses) .........          (2.43)             (3.86)       12.68
                                                           ----------           --------       ------
Total from investment operations ....................          (2.38)             (3.74)       12.64
                                                           ----------           --------       ------
Less distributions from:
 Net investment income ..............................           (.07)                --         (.08)
 Net realized gains .................................             --              (1.92)        (.01)
                                                           ----------           --------       ------
Total distributions .................................           (.07)             (1.92)        (.09)
                                                           ----------           --------       ------
Net asset value, end of period ......................      $    18.69           $  21.14       $26.80
                                                           ==========           ========       ======
Total return/b/ .....................................        (11.26)%           (14.76)%       89.05%

Ratios/supplemental data
Net assets, end of period (000's) ...................        $347,418           $301,420       $6,156
Ratios to average net assets:
 Expenses ...........................................            .97%/c/           1.00%        1.02%/c/
 Net investment income ..............................            .50%/c/            .49%       (.18)%/c/
Portfolio turnover rate .............................          22.30%             19.49%       39.49%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001



                                                                     SHARES        VALUE
                                                                   ---------    -----------
      Common Stocks 78.3%
/a/   Commercial Services 2.2%
      Answerthink Inc. .........................................    138,900     $ 1,387,611
      Corporate Executive Board Co. ............................     29,400       1,234,800
      DoubleClick Inc. .........................................    188,700       2,634,252
      Ecometry Corp. ...........................................      7,400          10,434
      Hotjobs.com Ltd. .........................................     36,300         326,700
      Interep National Radio Sales Inc. ........................     26,200         149,340
      Lamar Advertising Co., A .................................     32,000       1,408,000
      Learning Tree International Inc. .........................     52,000       1,193,920
      Maximus Inc. .............................................     20,200         809,818
      ProBusiness Services Inc. ................................    103,000       2,734,650
      Resources Connection Inc. ................................     71,500       1,847,560
      Robert Half International Inc. ...........................     25,000         622,250
                                                                                -----------
                                                                                 14,359,335
                                                                                -----------
      Communications 4.3%
/a/   Airgate PCS Inc. .........................................     58,500       3,042,000
/a/   Alamosa Holdings Inc. ....................................    166,700       2,717,210
/a/   Alaska Communications Systems Holdings Inc. ..............     86,900         795,135
/a/   Allegiance Telecom Inc. ..................................     26,000         389,740
/a/   AT&T Canada Inc., B (Canada) .............................     15,000         451,950
      CenturyTel Inc. ..........................................     40,900       1,239,270
/a/   Intermedia Communications Inc. ...........................     49,500         737,565
/a/   ITC Deltacom Inc. ........................................     57,400         229,600
/a/   Leap Wireless International Inc. .........................     14,500         439,350
/a/   Level 3 Communications Inc. ..............................     54,000         296,460
/a/   McLeodUSA Inc. ...........................................    100,000         459,000
/a/   Millicom International Cellular SA (Luxembourg) ..........     39,900       1,001,490
/a/   Pinnacle Holdings Inc. ...................................    104,800         629,848
/a/   Rural Cellular Corp., A ..................................     88,900       4,027,170
/a/   TeleCorp PCS Inc. ........................................    262,900       5,092,373
/a/   Time Warner Telecom Inc., A ..............................     11,600         388,832
/a/   UbiquiTel Inc. ...........................................    214,500       1,630,200
/a/   US Unwired Inc., A .......................................     50,600         536,866
/a/   Western Wireless Corp., A ................................     86,100       3,702,300
                                                                                -----------
                                                                                 27,806,359
                                                                                -----------
      Consumer Durables
      Callaway Golf Co. ........................................      2,600          41,080
                                                                                -----------
      Consumer Non-Durables 1.4%
      Adolph Coors Co., B ......................................     69,700       3,497,546
/a/   Jones Apparel Group Inc. .................................     34,200       1,477,440
/a/   Suiza Foods Corp. ........................................     15,900         844,290
/a/   Tommy Hilfiger Corp. .....................................    120,000       1,680,000
      Wolverine World Wide Inc. ................................     84,800       1,515,376
                                                                                -----------
                                                                                  9,014,652
                                                                                -----------
/a/   Consumer Services 4.3%
      Brinker International Inc. ...............................     74,000       1,912,900
      Cox Radio Inc., A ........................................     20,974         584,126
      Cumulus Media Inc., A ....................................     71,900         976,402
      DeVry Inc. ...............................................     67,800       2,448,936
      Entercom Communications Corp. ............................     26,200       1,404,582
      Entravision Communications Corp. .........................    285,900       3,516,570
      Hispanic Broadcasting Corp., A ...........................    237,100       6,802,399
      Insight Communications Co. Inc., A .......................     90,400       2,260,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                SHARES         VALUE
                                                              ----------   -------------
      Common Stocks (cont.)
/a/   Consumer Services (cont.)
      Jack in the Box Inc. ................................     72,200      $ 1,884,420
      Mediacom Communications Corp., A ....................     92,200        1,628,252
      MeriStar Hotels & Resorts Inc. ......................    120,000          216,000
      Radio One Inc. ......................................     39,500          908,500
      Radio One Inc., D ...................................     42,900          945,945
      Ticketmaster Inc., B ................................     65,900          975,320
      XM Satellite Radio Holdings Inc. ....................     86,500        1,401,300
                                                                            -----------
                                                                             27,865,652
                                                                            -----------
/a/   Distribution Services .1%
      Performance Food Group Co. ..........................     26,200          792,026
      SciQuest.com Inc. ...................................      7,400            7,696
                                                                            -----------
                                                                                799,722
                                                                            -----------
      Electronic Technology 18.8%
/a/   Adaptec Inc. ........................................     13,500          134,190
/a/   Advanced Energy Industries Inc. .....................     72,500        2,992,075
/a/   Advanced Fibre Communications Inc. ..................    164,100        3,446,100
/a/   Aeroflex Inc. .......................................     31,500          332,325
/a/   Alpha Industries Inc. ...............................     74,200        2,192,610
/a/   Anaren Microwave Inc. ...............................     40,200          804,000
/a/   Applied Micro Circuits Corp. ........................     78,988        1,358,594
/a/   Auspex Systems Inc. .................................    116,889          834,587
/a/   Avocent Corp. .......................................     72,349        1,645,940
/a/   AXT Inc. ............................................      9,100          242,970
/a/   Caliper Technologies Corp. ..........................     50,000        1,052,500
/a/   Catapult Communications Corp. .......................     38,600          868,500
/a/   Celestica Inc. (Canada) .............................      6,900          355,350
/a/   Centillium Communications Inc. ......................     46,800        1,157,832
/a/   Cirrus Logic Inc. ...................................    108,900        2,507,967
/a/   Credence Systems Corp. ..............................     53,600        1,299,264
      CTS Corp. ...........................................     19,300          395,650
/a/   DDI Corp. ...........................................     17,200          344,000
/a/   DMC Stratex Networks Inc. ...........................     61,100          611,000
/a/   EMCORE Corp. ........................................     89,200        2,742,900
/a/   Flextronics International Ltd. (Singapore) ..........    170,472        4,451,024
/a/   FLIR Systems Inc. ...................................    101,500        2,540,545
/a/   Gemstar-TV Guide International Inc. .................     80,000        3,520,000
/a/   Handspring Inc. .....................................     11,200           86,240
/a/   Harmonic Inc. .......................................     28,000          280,000
/a/   Integrated Circuit Systems Inc. .....................    180,500        3,465,600
/a/   Intersil Corp. ......................................    106,500        3,876,600
/a/   Ixia ................................................      1,600           30,400
/a/   Jabil Circuit Inc. ..................................    156,600        4,832,676
/a/   L-3 Communications Holdings Inc. ....................     57,200        4,364,360
/a/   Lam Research Corp. ..................................    172,500        5,114,625
/a/   Lattice Semiconductor Corp. .........................     54,000        1,317,600
/a/   Micrel Inc. .........................................    157,800        5,207,400
/a/   Monolithic System Technology Inc. ...................     11,200          122,528
/a/   Nanometrics Inc. ....................................     11,000          302,357
      Newport Corp. .......................................      3,300           87,450
/a/   Novellus Systems Inc. ...............................    128,500        7,297,515
      PerkinElmer Inc. ....................................     82,000        2,257,460
/a/   Photronics Inc. .....................................     28,400          728,744
/a/   Pinnacle Systems Inc. ...............................     43,000          260,150
/a/   PMC-Sierra Inc. (Canada) ............................    184,502        5,732,477

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                    SHARES         VALUE
                                                                  ---------   --------------
      Common Stocks (cont.)
      Electronic Technology (cont.)
/a/   Polycom Inc. ............................................   154,600      $  3,569,714
/a/   Powerwave Technologies Inc. .............................   138,800         2,012,600
/a/   Proxim Inc. .............................................    35,200           496,320
/a/   QLogic Corp. ............................................    12,000           773,400
/a/   QuickLogic Corp. ........................................    49,800           299,796
/a/   Radiant Systems Inc. ....................................     1,350            21,762
/a/   Redback Networks Inc. ...................................   193,300         1,724,236
/a/   Rudolph Technologies Inc. ...............................    26,300         1,236,100
/a/   Sanmina Corp. ...........................................    59,500         1,392,895
/a/   Semtech Corp. ...........................................   113,800         3,414,000
/a/   Sierra Wireless Inc. (Canada) ...........................    24,800           451,856
/a/   Silicon Laboratories Inc. ...............................    39,200           866,320
/a/   SMTC Corp. (Canada) .....................................    20,000            57,800
/a/   Stanford Microdevices Inc. ..............................    12,200           206,180
/a/   Synopsys Inc. ...........................................   102,400         4,955,136
/a/   Tekelec .................................................   101,000         2,737,100
/a/   Tektronix Inc. ..........................................   274,500         7,452,675
/a/   Triquint Semiconductor Inc. .............................    90,700         2,040,750
/a/   Varian Semiconductor Equipment Associates Inc. ..........    27,800         1,167,600
/a/   Veeco Instruments Inc. ..................................    28,560         1,135,260
/a/   Vitesse Semiconductor Corp. .............................    41,100           864,744
/a/   Waters Corp. ............................................   146,600         4,047,626
/a/   Western Digital Corp. ...................................   104,500           418,000
/a/   Western Multiplex Corp. .................................    27,200           186,864
                                                                               ------------
                                                                                122,722,839
                                                                               ------------
      Energy Minerals 2.1%
/a/   Barrett Resources Corp. .................................    28,048         1,654,841
      Cabot Oil & Gas Corp., A ................................    16,500           402,600
/a/   Chesapeake Energy Corp. .................................   101,300           688,840
      Devon Energy Corp. ......................................    14,566           764,715
/a/   Forest Oil Corp. ........................................    23,200           649,600
/a/   Louis Dreyfus Natural Gas Corp. .........................    15,500           540,175
/a/   Newfield Exploration Co. ................................    81,200         2,603,272
/a/   Pure Resources Inc. .....................................    52,057           937,026
/a/   Spinnaker Exploration Co. ...............................    21,800           868,948
/a/   Stone Energy Corp. ......................................    16,611           735,867
/a/   Swift Energy Co. ........................................    70,100         2,112,113
/a/   Tom Brown Inc. ..........................................    67,800         1,627,200
/a/   Triton Energy Ltd. ......................................     9,500           311,125
                                                                               ------------
                                                                                 13,896,322
                                                                               ------------
      Finance 10.3%
/a/   Affiliated Managers Group Inc. ..........................    27,000         1,660,500
      Alexandria Real Estate Equities Inc. ....................    18,600           740,280
      Allied Capital Corp. ....................................    94,400         2,185,360
/a/   Arch Capital Group Ltd. .................................    49,500           779,625
      Arden Realty Inc. .......................................    19,700           525,990
      Bank United Corp. .......................................    53,200            17,556
      Brandywine Realty Trust .................................     5,700           127,965
/a/   Catellus Development Corp. ..............................    71,400         1,245,930
      City National Corp. .....................................    36,500         1,616,585
      Colonial Properties Trust ...............................    15,400           474,320
      Commerce Bancorp Inc. ...................................    21,420         1,501,542
      Conseco Inc. ............................................   268,100         3,659,565
      Duke Realty Corp. .......................................    68,900         1,712,165

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                             SHARES        VALUE
                                                           ---------    ------------
      Common Stocks (cont.)
      Finance (cont.)
      Federated Investors Inc., B ......................   192,900      $ 6,211,380
      General Growth Properties Inc. ...................    67,600        2,660,736
      Glenborough Realty Trust Inc. ....................    54,500        1,051,850
      Golden State Bancorp Inc. ........................   109,000        3,357,200
      HCC Insurance Holdings Inc. ......................    35,300          864,850
      Innkeepers USA Trust .............................    46,900          561,862
/a/   Instinet Group Inc. ..............................    24,700          460,408
/a/   Investment Technology Group Inc. .................    29,868        1,502,062
/a/   Knight Trading Group Inc. ........................   126,000        1,346,940
/a/   Labranche & Co. Inc. .............................    21,500          623,500
      Liberty Property Trust ...........................     2,700           79,920
      MeriStar Hospitality Corp. .......................    86,000        2,042,500
      Metris Cos. Inc. .................................    31,700        1,068,607
      Mutual Risk Management Ltd. (Bermuda) ............    52,200          464,580
      National Commerce Financial Corp. ................   159,000        3,874,830
      Protective Life Corp. ............................    13,100          450,247
      Radian Group Inc. ................................    77,676        3,141,994
      Reckson Associates Realty Corp. ..................    46,200        1,062,600
      Reinsurance Group of America Inc. ................    78,000        2,956,200
/a/   Security Capital Group Inc., B ...................   173,300        3,708,620
/a/   Silicon Valley Bancshares ........................   145,100        3,192,200
      SL Green Realty Corp. ............................    42,700        1,294,237
      TCF Financial Corp. ..............................   110,000        5,094,100
      Tucker Anthony Sutro Corp. .......................    26,300          578,600
      Waddell & Reed Financial Inc., A .................    81,900        2,600,325
      Westamerica Bancorp. .............................       200            7,850
      Wilmington Trust Corp. ...........................     9,800          613,970
                                                                        -----------
                                                                         67,119,551
                                                                        -----------
/a/   Health Services 1.8%
      American Dental Partners Inc. ....................    20,300           85,260
      Beverly Enterprises Inc. .........................   146,900        1,571,830
      Caremark RX Inc. .................................    51,500          847,175
      Laboratory Corp. of America Holdings .............    25,600        1,968,640
      PAREXEL International Corp. ......................    68,000        1,326,000
      Pharmaceutical Product Development Inc. ..........    61,600        1,879,416
      Renal Care Group Inc. ............................    97,350        3,201,842
      Triad Hospitals Inc. .............................    30,700          904,729
                                                                        -----------
                                                                         11,784,892
                                                                        -----------
      Health Technology 5.0%
/a/   Abgenix Inc. .....................................    74,200        3,339,000
/a/   Alexion Pharmaceuticals Inc. .....................    24,200          580,800
/a/   Alkermes Inc. ....................................    31,800        1,116,180
      Alpharma Inc., A .................................    40,400        1,100,900
/a/   American Medical Systems Holdings Ltd. ...........    22,100          339,235
/a/   Aviron ...........................................    52,400        2,986,800
/a/   Barr Laboratories Inc. ...........................    16,900        1,189,929
/a/   Celgene Corp. ....................................    27,000          778,950
/a/   Cephalon Inc. ....................................     2,400          169,200
/a/   Coherent Inc. ....................................    90,400        3,269,768
/a/   COR Therapeutics Inc. ............................    50,600        1,543,300
/a/   Corixa Corp. .....................................    57,873          987,892
/a/   Cubist Pharmaceuticals Inc. ......................     3,600          136,800
/a/   Epoch Biosciences Inc. ...........................    53,300          239,850
/a/   Exelixis Inc. ....................................    28,900          548,233

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                           SHARES         VALUE
                                                                         ---------    ------------
      Common Stocks (cont.)
      Health Technology (cont.)
      ICN Pharmaceuticals Inc. .......................................    26,900      $   853,268
/a/   Illumina Inc. ..................................................     8,800          103,664
/a/   Inhale Therapeutic Systems Inc. ................................    95,200        2,189,600
/a/   Inspire Pharmaceuticals Inc. ...................................    12,800          179,200
/a/   Intermune Inc. .................................................    10,800          384,696
/a/   Ista Pharmaceuticals Inc. ......................................   111,000          360,750
/a/   Luminex Corp. ..................................................    31,300          625,687
/a/   Medicines Co. ..................................................    90,000        1,844,100
/a/   Neurocrine Biosciences Inc. ....................................     6,700          267,933
/a/   NPS Pharmaceuticals Inc. .......................................    10,600          426,120
/a/   OSI Pharmaceuticals Inc. .......................................    16,300          857,217
/a/   Packard BioScience Co. .........................................    27,200          225,760
/a/   Sepracor Inc. ..................................................     2,500           99,500
/a/   Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..........    18,200        1,010,100
/a/   SuperGen Inc. ..................................................    11,400          167,922
/a/   Texas Biotechnology Corp. ......................................    22,100          185,198
/a/   Thoratec Corp. .................................................     4,700           73,085
/a/   Titan Pharmaceuticals Inc. .....................................    39,300        1,179,393
/a/   United Therapeutics Corp. ......................................    13,200          176,220
/a/   Varian Medical Systems Inc. ....................................     4,000          286,000
/a/   Ventana Medical Systems Inc. ...................................    42,700        1,345,050
/a/   Versicor Inc. ..................................................    15,900          199,386
/a/   Visible Genetics Inc. (Canada) .................................    60,800        1,510,880
                                                                                      -----------
                                                                                       32,877,566
                                                                                      -----------
/a/   Industrial Services 3.6%
      Atwood Oceanics Inc. ...........................................    30,500        1,070,550
      Casella Waste Systems Inc., A ..................................     4,500           56,250
      Core Laboratories NV (Netherlands) .............................   100,000        1,875,000
      Grey Wolf Inc. .................................................   568,800        2,275,200
      Hydril Co. .....................................................    19,600          446,292
      Marine Drilling Cos. Inc. ......................................   104,200        1,991,262
      Oil States International Inc. ..................................   169,500        1,562,790
      Pride International Inc. .......................................    58,900        1,119,100
      Rowan Cos. Inc. ................................................   106,500        2,353,650
      Superior Energy Services Inc. ..................................   250,000        1,975,000
      Trico Marine Services Inc. .....................................   127,200        1,353,408
      US Liquids Inc. ................................................    52,200          240,120
      Varco International Inc. .......................................   325,645        6,060,253
      Waste Connections Inc. .........................................    39,600        1,425,600
                                                                                      -----------
                                                                                       23,804,475
                                                                                      -----------
      Non-Energy Minerals .1%
      Reliance Steel & Aluminum Co. ..................................    13,500          340,875
                                                                                      -----------
      Process Industries .7%
      Cambrex Corp. ..................................................    14,000          708,120
      ChemFirst Inc. .................................................    85,100        2,229,620
/a/   CUNO Inc. ......................................................    12,800          384,000
      Valspar Corp. ..................................................    40,800        1,448,400
                                                                                      -----------
                                                                                        4,770,140
                                                                                      -----------
      Producer Manufacturing 3.5%
/a/   Active Power Inc. ..............................................    72,000        1,200,960
/a/   Capstone Turbine Corp. .........................................    98,700        2,219,763
/a/   Catalytica Energy Systems Inc. .................................    20,474          444,286
/a/   Gentex Corp. ...................................................   139,400        3,885,078

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                     SHARES        VALUE
                                                                   ---------    -----------
      Common Stocks (cont.)
      Producer Manufacturing (cont.)
      Gibraltar Steel Corp. ....................................    52,800      $ 1,034,880
/a/   Mettler-Toledo International Inc. (Switzerland) ..........   168,300        7,278,975
/a/   Power-One Inc. ...........................................    94,600        1,574,144
      Roper Industries Inc. ....................................    62,000        2,588,500
/a/   Varian Inc. ..............................................    80,100        2,587,230
/a/   Wilson Greatbatch Technologies Inc. ......................     5,600          162,400
                                                                                -----------
                                                                                 22,976,216
                                                                                -----------
      Retail Trade 1.6%
/a/   Dollar Tree Stores Inc. ..................................   132,900        3,699,936
      Family Dollar Stores Inc. ................................   112,800        2,891,064
/a/   Kmart Corp. ..............................................   294,000        3,372,180
/a/   The Men's Wearhouse Inc. .................................    29,400          811,440
                                                                                -----------
                                                                                 10,774,620
                                                                                -----------
/a/   Technology Services 13.8%
      Actuate Corp. ............................................   122,700        1,171,785
      Affiliated Computer Services Inc., A .....................   182,700       13,511,889
      Art Technology Group Inc. ................................   104,200          604,360
      Aspect Communications Corp. ..............................    68,200          476,718
      Aspen Technology Inc. ....................................    27,000          653,400
      BEA Systems Inc. .........................................    11,600          356,236
      Bindview Development Corp. ...............................    50,000          105,500
      The Bisys Group Inc. .....................................     9,800          578,200
      Brio Technology Inc. .....................................    93,400          681,820
      Check Point Software Technologies Ltd. (Israel) ..........    70,200        3,550,014
      CNET Networks Inc. .......................................   119,390        1,552,070
      Covansys Corp. ...........................................   119,600        1,351,480
      Cysive Inc. ..............................................    29,000           91,930
      Docent Inc. ..............................................    23,700          237,000
      Documentum Inc. ..........................................    58,600          757,112
      Embarcadero Technologies Inc. ............................     2,000           44,620
      Entrust Inc. .............................................    62,200          440,998
      GoTo.com Inc. ............................................    44,800          871,360
      H.T.E. Inc. ..............................................    38,500           97,020
      HNC Software Inc. ........................................    74,500        1,452,750
      i2 Technologies Inc. .....................................   151,600        3,001,680
      iAsiaWorks Inc. ..........................................    84,300           16,017
      Informatica Corp. ........................................    65,800        1,142,288
      Inforte Corp. ............................................    81,000          990,630
      Internet Security Systems Inc. ...........................     8,400          407,904
      Intertrust Technologies Corp. ............................    17,500           21,000
      Interwoven Inc. ..........................................   160,100        2,705,690
      Intuit Inc. ..............................................    67,800        2,711,322
      Liberate Technologies Inc. ...............................    72,900          798,255
      Manugistics Group Inc. ...................................   125,000        3,137,500
      MatrixOne Inc. ...........................................    31,900          739,761
      Mercury Interactive Corp. ................................    63,100        3,779,690
      Micromuse Inc. ...........................................   118,260        3,310,097
      National Instruments Corp. ...............................    40,900        1,327,205
      Netiq Corp. ..............................................    50,300        1,573,887
      Nuance Communications Inc. ...............................    58,500        1,054,170
      Openwave Systems Inc. ....................................    50,026        1,735,902
      Precise Software Solutions Ltd. (Israel) .................    26,300          807,410
      Predictive Systems Inc. ..................................    84,400          337,600
      Quest Software Inc. ......................................   103,300        3,899,575

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                                                     SHARES          VALUE
                                                                                                   ----------    ------------
        Common Stocks (cont.)
  /a/   Technology Services (cont.)
        Retek Inc. .............................................................................     143,032     $  6,856,954
        Roxio Inc. .............................................................................       2,222           28,886
        RSA Security Inc. ......................................................................     200,550        6,207,023
        Sapient Corp. ..........................................................................     205,100        1,999,725
        Selectica Inc. .........................................................................      51,000          218,280
        Serena Software Inc. ...................................................................      39,400        1,431,796
        SonicWALL Inc. .........................................................................      74,100        1,868,061
        SpeechWorks International Inc. .........................................................      15,100          237,070
        Tumbleweed Communications Corp. ........................................................      41,300          156,527
        ValiCert Inc. ..........................................................................      22,900           71,448
        VERITAS Software Corp. .................................................................      32,650        2,172,205
        Verity Inc. ............................................................................      91,400        1,823,430
        Vignette Corp. .........................................................................      91,800          814,266
        webMethods Inc. ........................................................................      38,678          819,200
        Wind River Systems Inc. ................................................................     215,092        3,755,506
                                                                                                                 ------------
                                                                                                                   90,544,222
                                                                                                                 ------------
        Transportation 3.5%
  /a/   Alaska Air Group Inc. ..................................................................      36,000        1,040,400
  /a/   Atlantic Coast Airlines Holdings Inc. ..................................................     248,000        7,437,520
        C.H. Robinson Worldwide Inc. ...........................................................     196,800        5,488,752
        Expeditors International of Washington Inc. ............................................     136,300        8,177,864
        SkyWest Inc. ...........................................................................      17,300          484,400
                                                                                                                 ------------
                                                                                                                   22,628,936
                                                                                                                 ------------
        Utilities 1.2%
  /a/   Aquila Inc. ............................................................................     141,100        3,478,115
        Atmos Energy Corp. .....................................................................      52,600        1,286,596
  /a/   NewPower Holdings Inc. .................................................................      13,000          117,000
        NRG Energy Inc. ........................................................................      71,900        1,587,552
  /a/   Orion Power Holdings Inc. ..............................................................      52,700        1,254,787
                                                                                                                 ------------
                                                                                                                    7,724,050
                                                                                                                 ------------
        Total Common Stocks (Cost $455,492,702).................................................                  511,851,504
                                                                                                                 ------------
/a,b/   Preferred Stocks
        Electronic Technology
        3Ware Inc., pfd., D (Cost $229,176).....................................................      41,093          164,372
                                                                                                                 ------------
        Convertible Preferred Stocks .3%
        Finance
        Washington Mutual Inc., 8.00%, cvt. pfd. (Cost $1,000,000)..............................      20,000        1,695,000
                                                                                                                 ------------
                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                 -----------
        Convertible Bonds
        Electronic Technology ..................................................................
        Cyras Systems Inc., cvt., 144A, 4.50%, 8/15/05 (Cost $190,000).......................... $190,000             217,075
                                                                                                                 ------------
        Total Long Term Investments (Cost $456,911,878).........................................                  513,927,951
                                                                                                                 ------------
                                                                                                    SHARES
                                                                                                 -----------
  /c/   Short Term Investments 24.5%
        Franklin Institutional Fiduciary Trust Money Fund Market Portfolio (Cost $160,484,604).. 160,484,604      160,484,604
                                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Statement of Investments, June 30, 2001 (cont.)



                                                              VALUE
                                                         ---------------
Total Investments (Cost $617,396,482) 103.1%..........    $ 674,412,555
Other Assets, less Liabilities (3.1)% ................      (20,547,445)
                                                          -------------
Net Assets 100.0% ....................................    $ 653,865,110
                                                          =============

 /a/Non-income producing
 /b/See Note 6 regarding restricted securities.
 /c/See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ........................................................    $ 617,396,482
                                                                   =============
  Value .......................................................      674,412,555
 Receivables:
  Investment securities sold ..................................        3,288,894
  Capital shares sold .........................................          387,005
  Dividends and interest ......................................          119,914
                                                                   -------------
   Total assets ...............................................      678,208,368
                                                                   -------------
Liabilities:
 Payables:
  Investment securities purchased .............................       16,568,752
  Capital shares redeemed .....................................        7,271,008
  Affiliates ..................................................          501,894
 Other liabilities ............................................            1,604
                                                                   -------------
   Total liabilities ..........................................       24,343,258
                                                                   -------------
    Net assets, at value ......................................    $ 653,865,110
                                                                   =============
Net assets consist of:
 Undistributed net investment income ..........................    $   2,124,222
 Net unrealized appreciation ..................................       57,016,073
 Accumulated net realized loss ................................      (26,816,792)
 Capital shares ...............................................      621,541,607
                                                                   -------------
    Net assets, at value ......................................    $ 653,865,110
                                                                   =============
Class 1:
 Net assets, at value .........................................    $ 306,446,677
                                                                   =============
 Shares outstanding ...........................................       16,308,196
                                                                   =============
 Net asset value and maximum offering price per share .........    $       18.79
                                                                   =============
Class 2:
 Net assets, at value .........................................    $ 347,418,433
                                                                   =============
 Shares outstanding ...........................................       18,587,333
                                                                   =============
 Net asset value and maximum offering price per share .........    $       18.69
                                                                   =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Dividends ...................................................     $   4,716,840
 Interest ....................................................             7,560
                                                                   -------------
  Total investment income ....................................         4,724,400
                                                                   -------------
Expenses:
 Management fees (Note 3) ....................................         1,437,915
 Administrative fees (Note 3) ................................           803,727
 Distribution fees - Class 2 (Note 3) ........................           390,986
 Transfer agent fees .........................................             4,879
 Custodian fees ..............................................             3,526
 Reports to shareholders .....................................            30,183
 Professional fees ...........................................            25,722
 Trustees' fees and expenses .................................             5,482
 Other .......................................................             1,855
                                                                   -------------
  Total expenses .............................................         2,704,275
                                                                   -------------
   Net investment income .....................................         2,020,125
                                                                   -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................        (8,437,499)
  Foreign currency transactions ..............................                80
                                                                   -------------
   Net realized loss .........................................        (8,437,419)
 Net unrealized depreciation on investments ..................       (72,904,520)
                                                                   -------------
Net realized and unrealized loss .............................       (81,341,939)
                                                                   -------------
Net decrease in net assets resulting from operations .........     $ (79,321,814)
                                                                   =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2001      December 31, 2000
                                                                          ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   2,020,125        $    2,866,175
  Net realized loss from investments and foreign currency transactions         (8,437,419)          (18,283,852)
  Net unrealized depreciation on investments ..........................       (72,904,520)         (103,604,482)
                                                                            -------------        --------------
   Net decrease in net assets resulting from operations ...............       (79,321,814)         (119,022,159)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................        (1,494,401)                   --
   Class 2 ............................................................        (1,228,650)                   --
  Net realized gains:
   Class 1 ............................................................                --           (34,605,737)
   Class 2 ............................................................                --            (1,438,764)
                                                                            -------------        --------------
 Total distributions to shareholders ..................................        (2,723,051)          (36,044,501)
 Capital share transactions: (Note 2)
   Class 1 ............................................................       (36,450,930)            1,285,055
   Class 2 ............................................................        83,467,060           348,456,588
                                                                            -------------        --------------
 Total capital share transactions .....................................        47,016,130           349,741,643
   Net increase (decrease) in net assets ..............................       (35,028,735)          194,674,983
Net assets:
 Beginning of period ..................................................       688,893,845           494,218,862
                                                                            -------------        --------------
 End of period ........................................................     $ 653,865,110        $  688,893,845
                                                                            =============        ==============
Undistributed net investment income included in net assets:
 End of period ........................................................     $   2,124,222        $    2,827,148
                                                                            =============        ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 43% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.


a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                          Period Ended                      Year Ended
                                                         June 30, 2001                  December 31, 2000
                                                -------------------------------- --------------------------------
                                                     Shares          Amount           Shares          Amount
Class 1 Shares:                                 --------------- ---------------- --------------- ----------------
Shares sold ...................................     2,468,131    $   47,252,825      6,428,608    $  169,558,240
Shares issued in merger/a/ ....................            --                --        162,686         4,046,010
Shares issued in reinvestment of distributions         81,975         1,494,401      1,438,908        34,605,736
Shares redeemed ...............................    (4,475,520)      (85,198,156)    (7,961,607)     (206,924,931)
                                                   ----------    --------------     ----------    --------------
Net increase (decrease) .......................    (1,925,414)   $  (36,450,930)        68,595    $    1,285,055
                                                   ==========    ==============     ==========    ==============
Class 2 Shares:
Shares sold ...................................    11,439,830    $  217,602,762     13,915,400    $  348,439,686
Shares issued in merger/a/ ....................            --                --      5,283,033       130,913,570
Shares issued in reinvestment of distributions         67,731         1,228,650         60,049         1,438,764
Shares redeemed ...............................    (7,180,144)     (135,364,352)    (5,228,278)     (132,335,432)
                                                   ----------    --------------     ----------    --------------
Net increase ..................................     4,327,417    $   83,467,060     14,030,204    $  348,456,588
                                                   ==========    ==============     ==========    ==============

/a/On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP - Franklin Small Cap Investments Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


Entity                                                                Affiliation
-------------------------------------------------------------------   -----------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisors. The Fund earned dividend income of $3,654,372 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
         .55%         First $500 million
         .45%         Over $500 million, up to and including $1 billion
         .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.


The Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.


Management fees were reduced on assets invested in the Sweep Money Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses of $11,797,055 which may be carried over to offset future capital gains. Such losses expire in 2008.


At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $6,116,262. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.


Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $617,550,669 was as follows:


  Unrealized appreciation .............  $ 144,547,049
  Unrealized depreciation .............    (87,685,163)
                                         -------------
  Net unrealized appreciation .........  $  56,861,886
                                         =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $160,059,141 and $113,670,813, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)

6. RESTRICTED SECURITIES


The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2001, the Fund held one restricted security as follows:


                                                      Acquisition
  Shares                     Issuer                      Date         Cost       Value
---------- ----------------------------------------- ------------ ----------- -----------
  41,093   3Ware Inc., pfd. D (.03% of Net Assets)     7/28/00    $229,176    $164,372

                                 FRANKLIN STRATEGIC INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks to earn a high level of current income, with long-term capital appreciation as a secondary goal. The Fund invests primarily in U.S. and foreign debt securities, including lower-rated "junk bonds," government securities, mortgage and other asset-backed securities, convertible securities and preferred stock.
--------------------------------------------------------------------------------
During the six months under review, financial markets appeared to be focused on the U.S. economy's health and the likelihood that the current slowdown could deepen into a recession. The pace of domestic economic growth remained weak over the past two quarters, as gross domestic product declined from a modest 1.3% annualized gain in the first quarter of 2001 to an estimated 0.7% rate for the second calendar quarter. Domestic wholesale and retail inflation remained relatively subdued during the period. Moreover, with the recent economic slowdown and a fall-off in energy prices from their 2000 highs, the outlook for inflation appeared rather benign at period-end.

In an effort to stave off a recessionary decline, the Federal Reserve Board (the Fed) aggressively slashed its federal funds target rate six times. However, apparently anticipating that the Fed moves may allow the economy to rebound by 2002, intermediate-term interest rates actually moved higher in the first half of 2001, with the 10-year Treasury note's yield rising from 5.11% on December 31, 2000, to 5.41% at period-end.

The outlook for weak economic growth in 2001 combined with numerous corporate earnings warnings sent the domestic equity markets lower during the period. In this environment, fixed income markets posted mixed results, as higher interest rates constrained returns in the more interest-rate sensitive sectors, while relatively cheap valuation levels early in the period for certain of the more growth-oriented sectors allowed those sectors to post positive results during the period.

Consistent with its long-term strategy, Franklin Strategic Income Securities Fund continued to seek to take advantage of relative value opportunities within the fixed income universe, given its flexibility to invest across six primary asset classes. Although the impact from rising interest rates and the broad equity market weakness did constrain certain of the Fund's fixed income sector returns, the Fund was still

[PIE CHART]

Portfolio Breakdown
Franklin Strategic Insurance
Securities Fund
Based On Total Net Assets
6/30/01

High Yield Corporate
Bonds/Preferred Stock              39.5%
Emerging Market
Debt Securities                    16.7%
Mortgage and other
Asset-Backed Securities            10.9%
Convertible Securities              7.0%
Developed Country
International Bonds                 6.3%
U.S. Government Securities          5.7%
Investment Grade Corporate Bonds    2.2%
Short-Term Investments
& Other Net Assets                 11.7%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          FSI-1
able to generate a positive cumulative total return during the period under review.


High Yield Corporate Bonds

The high yield corporate bond market experienced somewhat of a resurgence in the first half of 2001, following its rather severe sell-off in 2000. Although the new issue supply level picked up from its anemic 2000 pace, robust demand from retail (mutual fund) and institutional investors absorbed the supply. Fundamentally, the high yield market's default rate continued to rise in 2001; however, much of this increase can be attributed to the jump in lower-quality new issuance of the late 1990s. As the high yield capital markets have become much more selective of late, new issuance quality has improved, which should lead to lower default levels over the intermediate term. Although high yield corporate bonds' yield spreads over Treasuries have declined from the near-decade highs at the beginning of the year, the extra yield offered by high yield bonds is still significantly above its long-term average. Therefore, with a sanguine long-term fundamental outlook for this sector and relatively attractive valuation levels in our opinion, we increased our exposure to high yield corporate bonds during the period, and high yield corporate bonds remained our largest sector holding at period-end.

Within the high yield sector, we overweighted wireless communications companies, given our view of the outlook for continued subscriber growth combined with the prospect for further credit-enhancing industry consolidation. During the period, the Fund initiated a position in Triton PCS, a provider of wireless personal communication services in the southeastern U.S. Continued success in increasing its subscriber base while expanding its service area supports our positive, long-term, fundamental outlook for Triton. Furthermore, Triton operates as an affiliate of AT&T Wireless, which owns an equity stake in Triton. This relationship imparts Triton with significant operating benefits and also provides a path toward a potential combination with investment-grade rated AT&T Wireless in the future. During the period, we also added to positions in other wireless communications providers such as Crown Castle International and Nextel Communications, which we think have similarly favorable fundamental outlooks.

The continued strength in energy prices helped to drive performance from our holdings in that industry. In particular, Chesapeake Energy, an exploration and production company primarily focused on the natural

FSI-2
gas market, saw a significant improvement in its operating performance mainly as a result of the spike in natural gas prices. Consequently, Chesapeake Energy recently purchased its outstanding 9.625% notes, which the Fund owned, at a substantial premium.

We also added to our cable television industry exposure, given that industry's generally more recession-resistant revenues as well as its growth potential from the launch of new services such as high-speed Internet access and digital programming. The Fund initiated a position in Quebecor Media, Quebec's largest provider of cable television services, and added to existing holdings in domestic cable providers Charter Communications and Century Communications.

The Fund continued to proactively manage its existing high yield portfolio holdings, selling those positions whose outlooks funda- mentally deteriorated or which appeared overvalued, in our opinion. We sold our position in HCA, one of the nation's largest for-profit operators of hospital and health care facilities, as its bonds appeared more fully valued after appreciating to a significant premium less than a year after our purchase.


Emerging Market Debt Securities

Although fairly volatile throughout the reporting period, the emerging market debt sector generated one of the strongest returns across the fixed income market. Buoyed by Argentina's successful exchange of $30 billion of short-term debt for longer-dated securities, the emerging debt markets experienced a substantial bounce toward the latter half of the period. However, even with the sector's recent strength, we consider valuation levels for certain of the fundamentally sound emerging countries still attractive. Consequently, the emerging market debt sector represented the Fund's second-largest sector weighting at period-end.

Throughout the period, Latin America remained our top region within this sector's holdings. The Fund's largest country weightings in the emerging debt markets remained Mexico and Brazil, given our sanguine intermediate-term outlook for those two countries' sovereign bonds. We held an underweighted exposure to Argentina given our concerns over that country's long-term fiscal solvency and its economy's persistent recessionary conditions. During the period, we also opportunistically increased our exposure to Bulgaria, Venezuela and Peru.



                                                                          FSI-3

Developed Country International Bonds

During the six-month period, the dollar remained strong, at the expense of other foreign currencies, including the euro, which rebounded moderately toward the end of 2000. Combined with a modest rise in intermediate-term interest rates, the international developed country bond sector posted weak performances during the period. We underweighted this sector, given its relatively low nominal yield and limited total return potential in our opinion, absent favorable currency moves. Our positions in this sector were generally unhedged at period-end, given the potential for the U.S. dollar to experience some pressure over the intermediate term if the slowing domestic economy and the equity markets' fall-off negatively impact capital flows into the U.S.

We kept our largest international developed country holdings in European benchmark countries Italy, France and Germany. We also increased our exposure to Belgium while reducing our U.K. weighting, based upon the British pound's potential to depreciate if the newly re-elected government seeks to accelerate entry into the European Monetary Union. Within the dollar-bloc countries (Australia, New Zealand, Canada), Australia remained the Fund's largest weighting.


Convertible Securities

A slowing economy and a spate of earning disappointments pushed equity markets lower over the past six months. Although convertible securities' returns were certainly impaired by this weakness, the yield support and seniority of convertible issues relative to these issuers' underlying common shares allowed this sector to outperform most equity indexes. During the period, we reduced our exposure to this sector given our view of the economy's softening fundamental outlook.

Within the convertible securities sector, we were active in the utility and energy sectors. We initiated a convertible position in Duke Energy, a global provider of electricity and natural gas, because we thought the company should continue to benefit from the growing demand for electrical power as the company expands its generating capacity. We also initiated a position in Electronic Data Systems, a global information and technology services company, as we believed that company should continue to profit from the trend toward corporate outsourcing and consulting for major technology-related projects. On the other hand, we began to reduce our convertible position in


FSI-4

Weatherford, a provider of equipment and services for the oil and natural gas industry, after the security appeared to us more fully valued following a more than 30% rise in less than six months since purchase.


U.S. Government Securities

Rising intermediate-term interest rates during the first half of 2001 constrained the total return performance from U.S. government securities. We held an underweighted position in this sector during the period given the sector's relatively low nominal yields, believing there was limited total return potential absent a significant decline in rates. Within this sector, we favored U.S. government agency issues, given the higher yield versus Treasuries. The yield spread between agencies and Treasuries did narrow during the period, helping support this sector's contribution to Fund performance.


U.S. Mortgage and Other Asset-Backed Securities

Relative to other interest-rate sensitive sectors, we held a greater exposure to the mortgage and other asset-backed securities market given the yield gain available relative to Treasuries. Our positions in this sector were largely focused on agency mortgage-backed securities as well as in the home equity and manufactured housing asset-backed areas. During the reporting period, the yield spread versus Treasuries did in fact narrow across this broad sector, which helped drive stronger performance for this sector relative to Treasuries.


Looking Forward

Looking toward the second half of 2001, we expect global and domestic economic growth to remain tepid. However, many economists expect the pace of domestic economic growth to have troughed by the third calendar quarter, and the outlook for 2002 points toward moderate economic gains. In addition, recent energy price declines should allow domestic inflationary pressures to remain relatively manageable over the near to intermediate term.

We believe that with a still manageable level of inflationary pressures and capital spending from corporations in a meaningful decline, the Fed will likely remain in an easing mode over the near term. Interna- tionally, Europe may need more interest-rate cuts to reinvigorate economic growth and bolster the flagging euro, although a more targeted focus on reducing inflation may temper the pace of such easings. In the emerging markets, political and fiscal turmoil in select countries are expected to continue, although overall economic



                                                                          FSI-5
growth should be positive for these countries over the intermediate term.

Given our outlook for positive, though somewhat lackluster, global economic growth, and considering current, relative valuation levels, we ended the period with our largest sector exposure in the more growth-oriented fixed income sectors, specifically high yield corporate and emerging market bonds. Conversely, we had relatively lower weightings in the more interest rate-sensitive sectors, considering the relatively low nominal yields and more limited total return these sectors offered.

As always, we will look for opportunities to enhance the Fund's long-term returns while reducing overall volatility by actively managing the Fund's sector and security allocations.






















 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FSI-6

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Strategic Income Securities Fund - Class 2 delivered a +1.14% cumulative total return for the six-month period ended 6/30/01.* Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense reductions by the manager increased total returns.



             Franklin Strategic Income Securities Fund - Class 2*
                             Periods ended 6/30/01
                                                                          Since
                                                                     Inception
                                                            1-Year    (7/1/99)
                                                       ------------ -----------
 Cumulative Total Return                                   +4.63%       +8.91%
 Average Annual Total Retur  n                             +4.63%       +4.36%

* Because Class 2 shares were not offered until 5/15/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/15/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/15/01 (commencement of sales), the cumulative total return of Class 2 shares was -1.35%.








 Franklin Strategic Income Securities Fund - Class 2

Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.
                                                                          FSI-7

                   FRANKLIN STRATEGIC INCOME SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                       SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page FSI-7) with the following:


 [GRAPHIC OMITTED]


       MANAGEMENT
       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.


       MANAGEMENT TEAM The team responsible for the Fund's management is:



       Eric G. Takaha, CFA          Mr. Takaha has been a manager of the Fund since its inception in
       VICE PRESIDENT, ADVISERS     1999, and has been with Franklin Templeton Investments since 1989.

       Chris Molumphy, CFA          Mr. Molumphy has been a manager of the Fund since its inception in
       EXECUTIVE VICE PRESIDENT     1999, and has been with Franklin Templeton Investments since 1988.
       ADVISERS

       The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, management fees, before any advance waiver, were 0.43% of the Fund's average daily net assets. Under an agreement by Advisers and the administrator to limit their fees and by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.34% of its average daily net assets to Advisers for its services. After December 31, 2001, Advisers may end its contractual fee limitation at any time upon notice to the Board. Advisers, however, is required by the Board and an SEC order to reduce its fee if the Fund invests in a Franklin Templeton money fund.


               Please keep this supplement for future reference.

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Financial Highlights


                                                                                       Class 1
                                                                  -------------------------------------------------
                                                                   Six Months Ended      Year Ended December 31,
                                                                     June 30, 2001     ----------------------------
                                                                      (unaudited)          2000          1999/f/
                                                                  ------------------   -----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................       $   9.89           $  9.96        $ 10.00
                                                                      --------           -------        -------
Income from investment operations:
 Net investment income/a/ .....................................            .39               .82            .38
 Net realized and unrealized losses ...........................           (.24)             (.33)          (.12)
                                                                      --------           -------        -------
Total from investment operations ..............................            .15               .49            .26
                                                                      --------           -------        -------
Less distributions from net investment income .................             --/c/           (.56)          (.30)
                                                                      --------           -------        -------
Net asset value, end of period ................................       $  10.04           $  9.89        $  9.96
                                                                      ========           =======        =======
Total return/b/ ...............................................          1.54%             4.95%          2.61%

Ratios/supplemental data
Net assets, end of period (000's) .............................       $ 23,880           $11,437        $ 4,741
Ratios to average net assets:
 Expenses .....................................................           .73%/d/           .75%           .75%/d/
 Expenses, excluding waiver and payments by affiliate .........           .73%/d/           .99%          1.46%/d/
 Net investment income ........................................          7.71%/d/          8.13%          7.52%/d/
Portfolio turnover rate .......................................         11.61%/e/         29.19%          9.96%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Includes distributions of net investment income in the amount of $.003. /d/Annualized
/e/Excludes mortgage dollar roll transactions.
/f/For the period July 1, 1999 (effective date) to December 31, 1999.

                                                                          FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Financial Highlights (continued)


                                                               Class 2
                                                          -----------------
                                                           Six Months Ended
                                                           June 30, 2001/c/
                                                             (unaudited)
                                                          -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $10.14
                                                           ------
Income from investment operations:
 Net investment income/a/ .............................      .10
 Net realized and unrealized losses ...................     (.24)
                                                           ------
Total from investment operations ......................     (.14)
                                                           ------
Less distributions from net investment income .........       --/d/
                                                           ------
Net asset value, end of period ........................    $10.00
                                                           ======
Total return/b/ .......................................    (1.35)%

Ratios/supplemental data
Net assets, end of period (000's) .....................    $    3
Ratios to average net assets:
 Expenses .............................................      .98%/e/
 Net investment income ................................     7.70%/e/
Portfolio turnover rate ...............................    11.61%/f/

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period May 15, 2001 (effective date) to June 30, 2001.
/d/Includes distributions of net investment income in the amount of $.003. /e/Annualized
/f/Excludes mortgage dollar roll transactions.

                      See notes to financial statements.

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)


                                                                                                  COUNTRY    SHARES      VALUE
                                                                                                 ---------- ---------  ----------
   Preferred Stocks 1.2%
/a/Health Services 1.2%
   Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 (Cost $284,347).......................... Germany     300    $   293,250
                                                                                                                      -----------
   Convertible Preferred Stocks 3.6%
   Consumer Services .9%
   Cox Communications Inc., 7.00%, cvt. pfd. ................................................. United States   2,000      116,000
   MediaOne Group Inc., 7.00%, cvt. pfd. ..................................................... United States   3,600       96,840
                                                                                                                      -----------
                                                                                                                          212,840
                                                                                                                      -----------

   Energy Minerals .3%
   Kerr-McGee Corp., 5.50%, cvt. pfd. ........................................................ United States   1,500       73,050
                                                                                                                      -----------
   Industrial Services .4%
   Weatherford International Inc., 5.00%, cvt. pfd. .......................................... United States   2,000      101,016
                                                                                                                      -----------
   Real Estate .5%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ................................ United States   4,000      115,200
                                                                                                                      -----------
   Technology Services .6%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. .......................................... United States   2,300      121,210
                                                                                                                      -----------
   Transportation .5%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. ............................................. United States   2,500      119,375
                                                                                                                      -----------
   Utilities .4%
   Duke Energy Corp., 8.25%, cvt. pfd. ....................................................... United States   4,000      102,600
                                                                                                                      -----------
   Total Convertible Preferred Stocks (Cost $794,680).........................................                            845,291
                                                                                                                      -----------
                                                                                                            PRINCIPAL
                                                                                                              AMOUNT*
                                                                                                           ----------
Bonds 40.5%
Commercial Services .9%
Iron Mountain Inc., senior sub. note, 8.625%, 4/01/13 ........................................ United States $ 200,000    203,500
                                                                                                                        ---------
Communications 8.9%
Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%, thereafter,
2/15/08....................................................................................... United States   250,000    143,750
Crown Castle International Corp., senior note, 144A, 9.375%, 8/01/11 ......................... United States   300,000    267,000
Dobson Communications Corp., senior note, 10.875%, 7/01/10 ................................... United States   200,000    201,000
Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ..................................   Bermuda       300,000    236,250
Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50% thereafter,
12/01/08 ..................................................................................... United States   350,000     91,000
McLeodUSA Inc., senior note, 8.125%, 2/15/09 ................................................. United States   200,000    106,500
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter,
10/31/07 ..................................................................................... United States   400,000    267,500
Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25% thereafter,
4/15/09....................................................................................... United States   250,000    116,250
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ...................................... United States   200,000    181,000
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ........................................... United States   300,000    292,500
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter,
11/15/09 ..................................................................................... United States   150,000    125,250
Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ........................... United States   100,000     41,000
XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter,
6/01/09 ...................................................................................... United States   300,000     43,500
                                                                                                                        ---------
                                                                                                                        2,112,500
                                                                                                                        ---------
Consumer Non-Durables 3.1%
Del Monte Corp., senior sub. note, 144A, 9.25%, 5/15/11 ...................................... United States   200,000    205,000
Kellogg Co., note, 144A, 6.60%, 4/01/11 ...................................................... United States   200,000    195,786
Playtex Products Inc., senior sub. note, 144A, 9.375%, 6/01/11 ............................... United States   200,000    204,500
Revlon Consumer Products Corp., 9.00%, 11/01/06 .............................................. United States   200,000    144,000
                                                                                                                        ---------
                                                                                                                          749,286
                                                                                                                        ---------


                                                                         FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                            PRINCIPAL
                                                                                                COUNTRY       AMOUNT*      VALUE
                                                                                           ---------------- ---------- -------------
    Bonds (cont.)
    Consumer Services 12.3%
    CanWest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 ....................            Canada       $100,000   $   102,000
    Century Communications Corp., senior disc. note, B, 1/15/08 .....................         United States    400,000       189,000
    Chancellor Media Corp., senior note, 8.00%, 11/01/08 ............................         United States    100,000       104,500
    Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
      9.92% thereafter, 4/01/11 .....................................................         United States    350,000       240,625
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ............................         United States    100,000       107,250
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ..............................        United Kingdom    200,000       125,000
    EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ........................         United States    300,000       301,500
    Host Marriott LP, senior note, 9.25%, 10/01/07 ..................................         United States    300,000       303,000
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...............         United States    200,000       210,750
    Penton Media Inc., senior sub. note, 144A, 10.375%, 6/15/11 .....................         United States    200,000       198,000
/b/ Quebecor Media Inc., senior note, 144A, zero cpn. to 7/15/06,
      13.75% thereafter, 7/15/11 ....................................................            Canada        400,000       210,000
    Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ................         United States    200,000       191,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .....................         United States    300,000       300,000
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .........................         United States    200,000       208,250
    Telewest Communications PLC, senior disc. note, zero cpn. to 2/01/05, 11.375%
      thereafter, 2/01/10 ...........................................................        United Kingdom    250,000       120,000
    United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
      12.50% thereafter, 8/01/09 ....................................................          Netherlands     100,000        16,500
                                                                                                                         -----------
                                                                                                                           2,927,875
                                                                                                                         -----------
    Electronic Technology .9%
    Alliant Techsystems Inc., senior sub. note, 144A, 8.50%, 5/15/11 ................         United States    200,000       203,000
                                                                                                                         -----------
    Energy Minerals .9%
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...................         United States    100,000       105,500
    Pioneer Natural Resources Co., senior note, 9.625%, 4/01/10 .....................         United States    100,000       109,745
                                                                                                                         -----------
                                                                                                                             215,245
                                                                                                                         -----------
    Finance .9%
    Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ...........................         United States    200,000       218,500
                                                                                                                         -----------
    Health Services 1.3%
    Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09 ......................         United States    100,000       106,500
    Magellan Health Services Inc., senior note, 144A, 9.375%, 11/15/07 ..............         United States    100,000       102,125
    Triad Hospitals Inc., senior note, 144A, 8.75%, 5/01/09 .........................         United States    100,000       102,250
                                                                                                                         -----------
                                                                                                                             310,875
                                                                                                                         -----------
    Industrial Services 1.2%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ................         United States    300,000       295,500
                                                                                                                         -----------
    Non-Energy Minerals .4%
    Century Aluminum Co., first mortgage, 144A, 11.75%, 4/15/08 .....................         United States    100,000       104,500
                                                                                                                         -----------
    Process Industries 4.0%
    Anchor Glass, first mortgage, 11.25%, 4/01/05 ...................................         United States    200,000       157,000
    Hercules Inc., senior note, 144A, 11.125%, 11/15/07 .............................         United States    100,000        99,500
    Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 ..................         United States    200,000       199,000
    Macdermid Inc., senior sub. note, 144A, 9.125%, 7/15/11 .........................         United States    100,000       101,000
    Millennium America Inc., senior note, 144A, 9.25%, 6/15/08 ......................         United States    100,000       100,000
    Packaging Corp. of America, senior sub. note, 9.625%, 4/01/09 ...................         United States    100,000       106,625
    Riverwood International, senior sub. note, 10.875%, 4/01/08 .....................         United States    200,000       193,000
                                                                                                                         -----------
                                                                                                                             956,125
                                                                                                                         -----------


FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                            PRINCIPAL
                                                                                               COUNTRY       AMOUNT*      VALUE
                                                                                            --------------- ---------- -------------
Bonds (cont.)
Producer Manufacturing 2.5%
American Axle & Manufacturing Inc., senior sub. note, 9.75%, 3/01/09 ................         United States   $300,000   $   300,750
Nortek Inc., senior note, B, 8.875%, 8/01/08 ........................................         United States    300,000       290,250
                                                                                                                         -----------
                                                                                                                             591,000
                                                                                                                         -----------
Retail Trade .8%
Kroger Co., senior note, 6.80%, 4/01/11 .............................................         United States    200,000       197,877
                                                                                                                         -----------
/c/Technology Services
PSINet Inc., senior note, 10.50%, 12/01/06 ..........................................         United States    100,000         6,500
                                                                                                                         -----------
Utilities 2.4%
Calpine Corp., senior note, 8.625%, 8/15/10 .........................................         United States    300,000       290,770
CMS Energy Corp., senior note, 7.50%, 1/15/09 .......................................         United States    300,000       277,937
                                                                                                                         -----------
                                                                                                                             568,707
                                                                                                                         -----------
Total Bonds (Cost $10,346,536).......................................................                                      9,660,990
                                                                                                                         -----------

Convertible Bonds 3.4%
Communications .1%
Level 3 Communications Inc., cvt., sub. note, 6.00%, 3/15/10 ........................         United States    100,000        23,375
                                                                                                                         -----------
Consumer Services 1.1%
Adelphia Communications Corp., cvt. sub. note, 6.00%, 2/15/06 .......................         United States    200,000       194,750
Liberty Media Corp., cvt. senior note, 144A, 3.50%, 1/15/31 .........................         United States    100,000        80,750
                                                                                                                         -----------
                                                                                                                             275,500
                                                                                                                         -----------
Electronic Technology .3%
SCI Systems Inc., cvt. sub. note, 3.00%, 3/15/07 ....................................         United States    100,000        80,250
                                                                                                                         -----------
Health Technology .8%
Alpharma Inc., cvt. senior sub. note, 3.00%, 6/01/06 ................................         United States    175,000       185,938
                                                                                                                         -----------
Real Estate .5%
Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08 .....         United States    100,000       106,375
                                                                                                                         -----------
Technology Services .6%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .......................         United States     50,000        86,656
BEA Systems Inc., cvt. sub. note, 4.00%, 12/15/06 ...................................         United States     50,000        59,563
                                                                                                                         -----------
                                                                                                                             146,219
                                                                                                                         -----------
Total Convertible Bonds (Cost $868,729)..............................................                                        817,657
                                                                                                                         -----------
Other Mortgages/Other Asset Backed Securities 2.6%
Centex Home Equity Loan Trust, 6.39%, 10/25/27 ......................................         United States    500,000       502,765
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19 ..............................         United States     75,089        76,190
Green Tree Financial Corp., 1999-3, B1, 8.37%, 2/01/31 ..............................         United States     50,000        48,283
                                                                                                                         -----------
Total Other Mortgages/Other Asset Backed Securities (Cost $617,801)..................                                        627,238
                                                                                                                         -----------
U.S. Government and Agency Securities/Mortgages 14.0%
Other U.S. Government and Agency Securities 5.1%
FHLMC, 6.60%, 4/20/09 ...............................................................         United States    140,000       139,995
FHLMC, 7.00%, 3/15/10 ...............................................................         United States    300,000       317,756
FNMA, 5.25%, 1/15/09 ................................................................         United States    250,000       239,043
FNMA, 6.00%, 5/15/08 ................................................................         United States    150,000       151,161
FNMA, 6.625%, 11/15/10 ..............................................................         United States    350,000       362,768
                                                                                                                         -----------
                                                                                                                           1,210,723
                                                                                                                         -----------
U.S. Government Agencies/Mortgages 8.2%
FHLMC, 7.50%, 3/01/30 ...............................................................         United States    171,803       175,447
FHLMC, 7.50%, 8/01/30 ...............................................................         United States     75,230        76,826
FNMA, 7.00%, 5/01/12 ................................................................         United States     68,714        70,442


                                                                          FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                           PRINCIPAL
                                                                          COUNTRY           AMOUNT*          VALUE
                                                                      ---------------   --------------   ------------
U.S. Government and Agency Securities/Mortgages (cont.)
U.S. Government Agencies/Mortgages (cont.)
FNMA, 6.00%, 5/01/29 ..............................................    United States     $     94,708     $   91,379
FNMA, 6.50%, 2/01/31 ..............................................    United States          200,019        197,009
FNMA, 8.00%, 3/01/31 ..............................................    United States           82,578         85,407
FNMA, 7.00%, 4/01/31 ..............................................    United States          322,894        324,782
FNMA, 6.50%, 5/01/31 ..............................................    United States          297,027        292,556
GNMA, 7.50%, 2/15/28 ..............................................    United States           43,074         44,312
GNMA, 7.50%, 9/15/30 ..............................................    United States          194,607        199,772
GNMA, 6.50%, 4/15/31 ..............................................    United States          155,057        152,881
GNMA, 6.00%, 4/20/31 ..............................................    United States          199,377        192,060
GNMA, SF, 8.00%, 6/15/26 ..........................................    United States           64,334         66,984
                                                                                                          ----------
                                                                                                           1,969,857
                                                                                                          ----------
Government Securities .7%
U.S. Treasury Bond, 6.125%, 11/15/27 ..............................    United States          150,000        154,596
                                                                                                          ----------
Total U.S. Government and Agency Securities/Mortgages (Cost $3,321,973)                                    3,335,176
                                                                                                          ----------
Foreign Government and Agency Securities 23.0%
Republic of Argentina, 11.75%, 6/15/15 ............................      Argentina            225,000        177,638
Republic of Argentina, L, 6.00%, 3/31/23 ..........................      Argentina             30,000         19,081
New South Wales Treasury Corp., 6.50%, 5/01/06 ....................      Australia            170,000 AUD     87,595
Kingdom of Belgium, 7.50%, 7/29/08 ................................       Belgium             146,000 EUR    140,331
Republic of Brazil, 9.375%, 4/07/08 ...............................        Brazil             150,000        132,563
Republic of Brazil, 14.50%, 10/15/09 ..............................        Brazil             590,000        623,778
Republic of Brazil, 12.25%, 3/06/30 ...............................        Brazil              35,000         29,400
Republic of Brazil, 11.00%, 8/17/40 ...............................        Brazil             420,000        312,659
Republic of Bulgaria, IAB, 6.313%, 7/28/11 ........................       Bulgaria            200,000        160,000
Republic of Bulgaria, Series A, DISC, 6.313%, 7/28/24 .............       Bulgaria            265,000        211,338
Government of Canada, 7.00%, 12/01/06 .............................        Canada              30,000 CAD     20,931
Republic of Colombia, 9.75%, 4/23/09 ..............................       Colombia             20,000         20,525
Kingdom of Denmark, 5.00%, 8/15/05 ................................       Denmark             164,000 DKK     18,688
Republic of Ecuador, 12.00%, 11/15/12 .............................       Ecuador              35,000         24,413
Government of France, 6.75%, 10/25/03 .............................        France             270,000 EUR    240,316
Government of France, 5.50%, 10/25/07 .............................        France              10,000 EUR      8,601
Government of France, 4.00%, 10/25/09 .............................        France              48,000 EUR     37,501
Bundesobligation, 3.75%, 8/26/03 ..................................       Germany              65,000 EUR     54,415
Federal Republic of Germany, 3.25%, 2/17/04 .......................       Germany              41,000 EUR     33,823
Federal Republic of Germany, 6.00%, 7/04/07 .......................       Germany             118,000 EUR    106,251
Federal Republic of Germany, Series 136, 5.00%, 8/19/05 ...........       Germany              38,000 EUR     32,693
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06 ......................        Italy              300,000 EUR    287,106
Buoni Poliennali Del Tesoro, 5.50%, 11/01/10 ......................        Italy               43,000 EUR     37,100
United Mexican States, 8.625%, 3/12/08 ............................        Mexico             180,000        187,605
United Mexican States, 10.375%, 2/17/09 ...........................        Mexico             100,000        112,075
United Mexican States, 9.875%, 2/01/10 ............................        Mexico             620,000        685,565
United Mexican States, 11.50%, 5/15/26 ............................        Mexico              50,000         63,575
Government of Netherlands, 5.75%, 2/15/07 .........................     Netherlands           100,000 EUR     88,354
Government of New Zealand, 7.00%, 7/15/09 .........................     New Zealand           125,000 NZD     51,764
Republic of Panama, 9.375%, 4/01/29 ...............................        Panama             120,000        123,900
Republic of Peru, PDI, 4.50%, 3/07/17 .............................         Peru              150,000        103,688
Republic of Philippines, 9.875%, 3/16/10 ..........................     Philippines            30,000         29,432
Federation of Russia, 11.00%, 7/24/18 .............................        Russia             380,000        329,853
Federation of Russia, Reg. S, 10.00%, 6/26/07 .....................        Russia             110,000         98,244
Bonos Y Oblig Del Estado, 6.00%, 1/31/08 ..........................        Spain               80,000 EUR     70,727
Government of Spain, 10.15%, 1/31/06 ..............................        Spain               58,000 EUR     59,671
Kingdom of Sweden, 10.25%, 5/05/03 ................................        Sweden             300,000 SEK     30,173
Republic of Turkey, 12.375%, 6/15/09 ..............................        Turkey             115,000        105,340

FSI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                  PRINCIPAL
                                                                                  COUNTRY          AMOUNT*           VALUE
                                                                             ----------------   -------------   --------------
Foreign Government and Agency Securities (cont.)
Republic of Turkey, 11.875%, 1/15/30 .....................................        Turkey         $   325,000     $   276,250
United Kingdom, 7.50%, 12/07/06 ..........................................    United Kingdom          65,000 GBP      99,942
Republic of Venezuela, 9.25%, 9/15/27 ....................................       Venezuela           245,000         169,962
                                                                                                                 -----------
Total Foreign Government and Agency Securities (Cost $5,598,267)..........                                         5,502,866
                                                                                                                 -----------
Total Long Term Investments (Cost $21,832,333)............................                                       $21,082,468
                                                                                                                 -----------


                                                                                                    SHARES
                                                                                                -------------
/d/   Short Term Investments 13.5%
      Franklin Institutional Fiduciary Trust Money Market Portfolio
        (Cost $3,229,882) ................................................     United States       3,229,882       3,229,882
                                                                                                                 -----------
      Total Investments (Cost $25,062,215) 101.8%.........................                                        24,312,350
      Other Assets, less Liabilities (1.8)% ..............................                                          (429,319)
                                                                                                                 -----------
      Net Assets 100.0% ..................................................                                       $23,883,031
                                                                                                                 ===========

Currency Abbreviations:
AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Union Euro
GBP- British Pound
NZD- New Zealand Dollar
SEK- Swedish Krona
















*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/1 share = $1,000 par value
/b/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/c/See Note 6 regarding defaulted securities.
/d/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                       See notes to financial statements.

                                                                          FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ........................................................    $25,062,215
                                                                   ===========
  Value .......................................................     24,312,350
 Receivables:
  Capital shares sold .........................................         81,787
  Dividends and interest ......................................        439,321
                                                                   -----------
   Total assets ...............................................     24,833,458
                                                                   -----------
Liabilities:
 Payables:
  Investment securities purchased .............................        927,942
  Affiliates ..................................................         10,533
 Other liabilities ............................................         11,952
                                                                   -----------
   Total liabilities ..........................................        950,427
                                                                   -----------
    Net assets, at value ......................................    $23,883,031
                                                                   ===========
Net assets consist of:
 Undistributed net investment income ..........................    $   647,231
 Net unrealized depreciation ..................................       (751,535)
 Accumulated net realized loss ................................         (8,481)
 Capital shares ...............................................     23,995,816
                                                                   -----------
    Net assets, at value ......................................    $23,883,031
                                                                   ===========
Class 1:
 Net assets, at value .........................................    $23,880,344
                                                                   ===========
 Shares outstanding ...........................................      2,377,342
                                                                   ===========
 Net asset value and maximum offering price per share .........    $     10.04
                                                                   ===========
Class 2:
 Net assets, at value .........................................    $     2,687
                                                                   ===========
 Shares outstanding ...........................................            269
                                                                   ===========
 Net asset value and maximum offering price per share .........    $     10.00
                                                                   ===========

                       See notes to financial statements.

FSI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
(net of foreign taxes of $931)
 Dividends ...............................................................    $   30,007
 Interest ................................................................       684,748
                                                                              ----------
  Total investment income ................................................       714,755
                                                                              ----------
Expenses:
 Management fees (Note 3) ................................................        31,663
 Administrative fees (Note 3) ............................................        16,878
 Custodian fees ..........................................................           695
 Reports to shareholders .................................................         1,602
 Professional fees .......................................................         5,719
 Trustees' fees and expenses .............................................         1,391
 Other ...................................................................         3,824
                                                                              ----------
  Total expenses .........................................................        61,772
                                                                              ----------
    Net investment income ................................................       652,983
                                                                              ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................        23,199
  Foreign currency transactions ..........................................        (2,017)
                                                                              ----------
   Net realized gain .....................................................        21,182
 Net unrealized depreciation on:
  Investments ............................................................      (641,975)
  Translation of assets and liabilities denominated in foreign currencies         (2,681)
                                                                              ----------
   Net unrealized depreciation ...........................................      (644,656)
                                                                              ----------
Net realized and unrealized loss .........................................      (623,474)
                                                                              ----------
Net increase in net assets resulting from operations .....................    $   29,509
                                                                              ==========

                       See notes to financial statements.

                                                                         FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 2001    December 31, 2000
                                                                                           ------------------ ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   652,983        $   608,905
  Net realized gain (loss) from investments and foreign currency transactions ............         21,182            (23,566)
  Net unrealized depreciation on investments and translation of assets and liabilities
   denominated in foreign currencies .....................................................       (644,656)          (115,039)
                                                                                              -----------        -----------
   Net increase in net assets resulting from operations ..................................         29,509            470,300
 Distributions to shareholders from net investment income - Class 1 ......................         (6,048)          (591,534)
 Capital share transactions (Note 2)
   Class 1 ...............................................................................     12,419,962          6,817,088
   Class 2 ...............................................................................          2,688                 --
                                                                                              -----------        -----------
 Total capital share transactions ........................................................     12,422,650          6,817,088
   Net increase in net assets ............................................................     12,446,111          6,695,854
Net assets:
 Beginning of period .....................................................................     11,436,920          4,741,066
                                                                                              -----------        -----------
 End of period ...........................................................................    $23,883,031        $11,436,920
                                                                                              ===========        ===========
Undistributed net investment income included in net assets:
 End of period ...........................................................................    $   647,231        $     5,729
                                                                                              ===========        ===========

                       See notes to financial statements.

FSI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                         FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $5,433 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $15,774, increase unrealized gains by $14,790, and increase realized gains by $984. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

Effective May 15, 2001, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated as Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FSI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                      Six Months Ended               Year Ended
                                                      June 30, 2001/a/           December 31, 2000
                                                ---------------------------- --------------------------
                                                    Shares        Amount        Shares        Amount
Class 1 Shares:                                 ------------- -------------- ------------ -------------
Shares sold ...................................   1,554,604    $ 15,790,802     653,460    $6,564,577
Shares issued in reinvestment of distributions          599           6,048      60,237       591,534
Shares redeemed ...............................    (333,701)     (3,376,888)    (33,911)     (339,023)
                                                  ---------    ------------     -------    ----------
Net increase ..................................   1,221,502    $ 12,419,962     679,786    $6,817,088
                                                  =========    ============     =======    ==========
Class 2 Shares:
Shares sold ...................................         271    $      2,706
Shares redeemed ...............................          (2)            (18)
                                                  ----------   ------------
Net increase ..................................         269    $      2,688
                                                  =========    ============

/a/For the period May 15, 2001 (effective date) to June 30, 2001, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                           Affiliation
-------------------------------------------------------------    -----------------------
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
Templeton Investment Counsel, LLC (TIC)                          Sub-adviser
Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
        .425%         First $500 million
        .325%         Over $500 million, up to and including $1 billion
        .280%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives fees from Advisers based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

                                                                          FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $14,176 which may be carried over to offset future capital gains. Such losses expire in December 31, 2007.

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $14,741 and $211, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollor rolls, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $25,084,900 was as follows:

  Unrealized appreciation .............  $    502,086
  Unrealized depreciation .............    (1,274,636)
                                         ------------
  Net unrealized depreciation .........  $   (772,550)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $13,052,002 and $1,749,016, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 57.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2001, the Fund held defaulted securities with a value aggregating $6,500 representing
 .03% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FSI-22

                                             FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have substantial holdings in smaller companies and in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, domestic economic growth decelerated dramatically from that of the previous year. U.S. gross domestic product growth fell sharply to 1.3% in the first quarter of 2001, compared with 4.8% during the same period in 2000. Higher energy costs, lower consumer confidence and weaker capital spending all seemed to place downward pressure on the economy. From the beginning of 2001, the Federal Reserve Board tried to ward off a recession by aggressively reducing the federal funds target rate. These interest rate reductions are expected to stimulate the economy, which in our view could enable technology companies to produce stronger earnings growth in the future. Generally, corporations' borrowing costs decrease when interest rates are lower, which can significantly improve their ability to grow and finance new projects.

Because of extreme market volatility and weakness for equities overall, and the technology sector in particular, the technology-heavy Nasdaq Composite Index posted a -12.32% return during the reporting period./1/ However, Franklin Technology Securities Fund compared favorably with retail funds having similar investment strategies, as represented by the Lipper Science & Technology Funds Group Average, composed of 365 technology funds on June 30, 2001. The average returned -25.87% during the six-month period./2/

By remaining focused on what we believed were the highest quality technology companies, the Fund managed to maintain strong performance relative to the Lipper Science & Technology Funds Group Average in spite of technology sector weakness during the period. Our staff of equity analysts and portfolio managers are continually evaluating Fund positions as well as keeping an eye out for

1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

2. Source: Lipper Inc. Lipper calculations do not include sales charges or fund expenses. The Fund's performance relative to the Lipper average may have been different if such charges and expenses had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index; nor is an index representative of the Fund's portfolio.

[PIE CHART]

Industry Breakdown
Franklin Technology Securities Fund
Based on Total Net Assets
6/30/01
Electronic Technology        52.7%
Technology Services          26.3%
Health Technology             7.8%
Producer Manufacturing        5.2%
Communications                2.0%
Commercial Services           1.0%
Utilities                     0.7%
Short-Term Investments
& Other Net Assets            4.3%

            Top 10 Holdings
  Franklin Technology Securities Fund
                6/30/01
 Company                     % of Total
 Industry                    Net Assets
-------------------------- ------------
   Agere Systems Inc., A         2.5%
   Electronic Technology
   Avocent Corp.                 2.4%
   Electronic Technology
   Paychex Inc.                  2.2%
   Technology Services
   Tektronix Inc.                2.1%
   Electronic Technology
   Intel Corp.                   2.1%
   Electronic Technology
   Concord EFS Inc.              2.1%
   Technology Services
   Microsoft Corp.               2.0%
   Technology Services
   Interwoven Inc.               1.9%
   Technology Services
   Rofin-Sinar
   Technologies Inc.             1.9%
   Producer Manufacturing
   Cisco Systems Inc.            1.8%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

opportunities that arise as a result of market confusion. We believe that one of investors' biggest mistakes is to do nothing during a market correction when some of the most attractive opportunities may appear.

Another positive aspect to this kind of economic downturn is that companies with the best products, management teams and strategic positioning can emerge from these difficult periods as stronger competitors. We look for companies that aggressively cut costs and improve efficiency so that they will be in a much better position when the economy begins to grow again.

Amid widespread technology sector turbulence, we looked for signs of a bottom to the market correction and were encouraged that many stocks appeared to us to price in a very pessimistic economic outlook. We recognize that equity markets typically rebound well ahead of an earnings trough, so we aimed to position the Fund with the expectation that technology stocks will begin performing better in the second half of this fiscal year.

During the reporting period, we maintained a fully invested portfolio with cash ranging only from 5% to 10% of the Fund's total net assets. We attempted to use a few of the strong rallies to sell some of our more highly valued stocks and invested the proceeds in companies we found with higher earnings visibility and more attractive valuations. We also sought to take advantage of market volatility to purchase stocks of Biogen, Nokia, Paychex, Agere Systems, Apple Computer and Taiwan Semiconductor.

The Fund focused on several areas, including semiconductors (Intel and Linear Technology), computer hardware (EMC, Apple and Avocent), telecommunications equipment (Polycom and Centillium) and technology services (Concord EFS, Microsoft and Interwoven). We believe that these companies represent top-quality investments in their respective technology market segments.

Looking forward, we remain positive about the technology sector's long-term prospects in general and Franklin Technology Securities Fund in particular. The Fund will remain focused on individual technology leaders and maintain broad diversification across all technology segments and market capitalizations. We believe our broad diversification mitigated some of the day-to-day volatility in this difficult market. We will continue to avoid "concept stocks" because we believe there is still a great deal of downside risk in companies without current revenues and near-term profitability. In the future, we expect that technology will continue to increase in importance in our daily lives. Technology has grown steadily as a percentage of the U.S. economy over the past 40 years, and we believe that this trend will continue. In our opinion, corporations and individuals will utilize technology to improve efficiency, create new products and services, and improve our standard of living. We consider the Fund uniquely positioned to take advantage of this trend, and we are grateful for your continuing support during this difficult market environment.


















 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

Franklin Technology Securities Fund - Class 2







   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin Technology Securities Fund - Class 2 delivered a -17.70% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



   Franklin Technology Securities Fund - Class 2*
                Periods ended 6/30/01
                                               Since
                                            Inception
                                   1-Year   (5/1/00)
                                  -------- ----------
 Cumulative Total Return           -44.62%   -37.70%
 Average Annual Total Return       -44.62%   -33.40%
 Value of $10,000 Investment        $5,538    $6,230

* Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 9/1/00 (commencement of sales), the cumulative total return of Class 2 shares was -52.55%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







































Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Financial Highlights


                                                                   Class 1
                                                   ---------------------------------------
                                                     Period Ended          Year Ended
                                                    June 30, 2001     December 31, 2000/d/
                                                   ---------------   ---------------------
 Per share operating performance
 (for a share outstanding throughout the period)
 Net asset value, beginning of period ..........      $  7.58           $   10.00
                                                      -------           ---------
 Income from investment operations:
  Net investment income (loss)/a/ ..............         .01                (.02)
  Net realized and unrealized losses ...........       (1.34)              (2.40)
                                                      -------           ---------
 Total from investment operations ..............       (1.33)              (2.42)
                                                      -------           ---------
 Net asset value, end of period ................      $  6.25           $    7.58
                                                      =======           =========
 Total return/b/ ...............................      (17.55)%            (24.20)%

 Ratios/supplemental data
 Net assets, end of period (000's) .............      $7,170            $  9,066
 Ratios to average net assets:
  Expenses .....................................         .88%/c/             .99%/c/
  Net investment income (loss) .................         .28%/c/            (.30)%/c/
 Portfolio turnover rate .......................      100.84%             106.77%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 2000 (effective date) to December 31, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Financial Highlights (continued)


                                                                   Class 2
                                                   ---------------------------------------
                                                     Period Ended          Year Ended
                                                    June 30, 2001     December 31, 2000/d/
                                                   ---------------   ---------------------
 Per share operating performance
 (for a share outstanding throughout the period)
 Net asset value, beginning of period ..........      $  7.57           $   13.13
                                                      -------           ---------
 Income from investment operations:
  Net investment income (loss)/a/ ..............         .02                (.01)
  Net realized and unrealized losses ...........       (1.36)              (5.55)
                                                      -------           ---------
 Total from investment operations ..............       (1.34)              (5.56)
                                                      -------           ---------
 Net asset value, end of period ................      $  6.23           $    7.57
                                                      =======           =========
 Total return/b/ ...............................      (17.70)%            (42.35)%

 Ratios/supplemental data
 Net assets, end of period (000's) .............      $6,640            $  1,855
 Ratios to average net assets:
  Expenses .....................................        1.13%/c/            1.24%/c/
  Net investment income (loss) .................         .58%/c/            (.29)%/c/
 Portfolio turnover rate .......................      100.84%             106.77%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period September 1, 2000 (effective date) to December 31, 2000.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, June 30, 2001



                                                                              SHARES        VALUE
                                                                             --------   ------------
      Common Stocks 95.6%
/a/   Commercial Services 1.0%
      Sabre Holdings Corp., A ............................................     2,800     $  140,000
                                                                                         ----------
      Communications 2.0%
/a/   Allegiance Telecom Inc. ............................................     8,900        133,411
      Qwest Communications International Inc. ............................     4,400        140,228
                                                                                         ----------
                                                                                            273,639
                                                                                         ----------
      Electronic Technology 52.7%
/a/   Agere Systems Inc., A ..............................................    46,000        345,000
/a/   Agilent Technologies Inc. ..........................................     5,200        169,000
/a/   Apple Computer Inc. ................................................     6,300        146,475
/a/   Avocent Corp. ......................................................    14,700        334,425
/a/   Brocade Communications Systems Inc. ................................     3,200        140,768
/a/   Celestica Inc. (Canada) ............................................     3,600        185,400
/a/   Centillium Communications Inc. .....................................     7,700        190,498
/a/   CIENA Corp. ........................................................     4,000        152,000
/a/   Cirrus Logic Inc. ..................................................     7,900        181,937
/a/   Cisco Systems Inc. .................................................    13,700        249,340
      Compaq Computer Corp. ..............................................    12,500        193,625
/a/   DDI Corp. ..........................................................     7,300        146,000
/a/   Dell Computer Corp. ................................................     5,900        157,117
/a/   EMC Corp. ..........................................................     7,300        212,065
/a/   Extreme Networks Inc. ..............................................     7,400        218,300
/a/   Flextronics International Ltd. (Singapore) .........................     6,000        156,660
/a/   Integrated Circuit Systems Inc. ....................................     8,900        170,880
      Intel Corp. ........................................................    10,000        292,500
      International Business Machines Corp. ..............................     1,350        152,550
/a/   Jabil Circuit Inc. .................................................     4,600        141,956
      Linear Technology Corp. ............................................     4,500        198,990
/a/   Micron Technology Inc. .............................................     5,300        217,830
/a/   Monolithic System Technology Inc. ..................................       200          2,188
/a/   Multilink Technologies Corp. .......................................    11,000        157,300
/a/   Network Appliance Inc. .............................................    10,600        145,220
      Nokia Corp., ADR (Finland) .........................................     7,900        174,116
/a/   Novellus Systems Inc. ..............................................     3,700        210,123
/a/   ONI Systems Corp. ..................................................     5,600        156,240
/a/   Palm Inc. ..........................................................    19,800        120,186
/a/   PMC-Sierra Inc. (Canada) ...........................................     4,700        146,029
/a/   Polycom Inc. .......................................................    10,600        244,754
/a/   Rudolph Technologies Inc. ..........................................     3,400        159,800
      Scientific-Atlanta Inc. ............................................       349         14,169
/a/   Semtech Corp. ......................................................     5,000        150,000
/a/   Sonus Networks Inc. ................................................     6,300        147,168
/a/   Sun Microsystems Inc. ..............................................    13,600        213,792
      Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) ..........    13,600        206,584
/a/   Tektronix Inc. .....................................................    10,800        293,220
/a/   Vitesse Semiconductor Corp. ........................................     5,600        117,824
/a/   Waters Corp. .......................................................     3,200         88,352
/a/   Western Digital Corp. ..............................................    44,500        178,000
                                                                                         ----------
                                                                                          7,278,381
                                                                                         ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Statement of Investments, June 30, 2001 (cont.)



                                                                                     SHARES         VALUE
                                                                                   ----------   -------------
        Common Stocks (cont.)
/a/     Health Technology 7.8%
        Abgenix Inc. ...........................................................      4,200      $   189,000
        Aviron .................................................................      3,900          222,300
        Biogen Inc. ............................................................      3,000          163,080
        Celgene Corp. ..........................................................      8,000          230,800
        COR Therapeutics Inc. ..................................................      4,600          140,300
        Inhale Therapeutic Systems Inc. ........................................      5,600          128,800
                                                                                                 -----------
                                                                                                   1,074,280
                                                                                                 -----------
/a/     Producer Manufacturing 5.2%
        Active Power Inc. ......................................................      6,800          113,424
        Capstone Turbine Corp. .................................................      5,600          125,944
        Rofin-Sinar Technologies Inc. ..........................................     19,000          256,500
        Varian Inc. ............................................................      6,700          216,410
                                                                                                 -----------
                                                                                                     712,278
                                                                                                 -----------
        Technology Services 26.2%
/a/     Actuate Corp. ..........................................................     15,000          143,250
/a/     Affiliated Computer Services Inc., A ...................................      3,200          230,112
/a/     Brio Technology Inc. ...................................................     22,400          163,520
/a/     Cadence Design Systems Inc. ............................................     11,000          204,930
/a/     Check Point Software Technologies Ltd. (Israel) ........................      2,750          139,068
/a/     Concord EFS Inc. .......................................................      5,500          286,055
        Electronic Data Systems Corp. ..........................................      3,100          193,750
/a/     HNC Software Inc. ......................................................      6,500          126,750
/a/     Inforte Corp. ..........................................................      8,154           99,723
/a/     Interwoven Inc. ........................................................     15,500          261,950
        Jack Henry & Associates Inc. ...........................................      5,700          176,700
/a/     Microsoft Corp. ........................................................      3,800          275,880
        Paychex Inc. ...........................................................      7,600          304,000
/a/     Peoplesoft Inc. ........................................................      4,000          196,920
/a/     Predictive Systems Inc. ................................................     15,500           62,000
/a/     Quest Software Inc. ....................................................      6,400          241,600
/a/     Sapient Corp. ..........................................................     19,500          190,125
/a/     Siebel Systems Inc. ....................................................      3,700          173,530
/a/     VERITAS Software Corp. .................................................      2,400          159,673
                                                                                                 -----------
                                                                                                   3,629,536
                                                                                                 -----------
/a/     Utilities .7%
        Reliant Resources Inc. .................................................      4,000           98,800
                                                                                                 -----------
        Total Common Stocks (Cost $14,237,239)..................................                  13,206,914
                                                                                                 -----------
/a,b/   Preferred Stocks .1%
        Technology Services
        Micro Photonix Integration Corp., pfd., C (Cost $8,740).................      1,384            6,920
                                                                                                 -----------
        Total Long Term Investments (Cost $14,245,979)..........................                  13,213,834
                                                                                                 -----------
/c/     Short Term Investments 3.4%
        Franklin Institutional Fiduciary Trust Money Market Portfolio
          (Cost $475,464) ......................................................    475,464          475,464
                                                                                                 -----------
        Total Investments (Cost $14,721,443) 99.1%..............................                  13,689,298
        Other Assets, less Liabilities .9% .....................................                     120,415
                                                                                                 -----------
        Net Assets 100.0% ......................................................                 $13,809,713
                                                                                                 ===========

/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
  Investments in securities:
   Cost ................................................    $ 14,721,443
                                                            ============
   Value ...............................................      13,689,298
  Receivables:
   Investment securities sold ..........................         225,478
   Capital shares sold .................................          41,837
   Dividends ...........................................             313
                                                            ------------
    Total assets .......................................      13,956,926
                                                            ------------
Liabilities:
  Payables:
   Investment securities purchased .....................         130,844
   Capital shares redeemed .............................             870
   Affiliates ..........................................          11,232
  Other liabilities ....................................           4,267
                                                            ------------
    Total liabilities ..................................         147,213
                                                            ------------
     Net assets, at value ..............................    $ 13,809,713
                                                            ============
Net assets consist of:
  Undistributed net investment income ..................    $     23,536
  Net unrealized depreciation ..........................      (1,032,145)
  Accumulated net realized loss ........................      (6,255,966)
  Capital shares .......................................      21,074,288
                                                            ------------
     Net assets, at value ..............................    $ 13,809,713
                                                            ============
Class 1:
  Net assets, at value .................................    $  7,169,897
                                                            ============
  Shares outstanding ...................................       1,147,626
                                                            ============
  Net asset value and offering price per share .........    $       6.25
                                                            ============
Class 2:
  Net assets, at value .................................    $  6,639,816
                                                            ============
  Shares outstanding ...................................       1,065,571
                                                            ============
  Net asset value and offering price per share .........    $       6.23
                                                            ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Dividends ...................................................    $     82,620
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................          32,058
 Administrative fees (Note 3) ................................          15,294
 Distribution fees - Class 2 (Note 3) ........................           5,119
 Transfer agent fees .........................................              97
 Custodian fees ..............................................              44
 Reports to shareholders .....................................             566
 Professional fees ...........................................           5,660
 Trustees' fees and expenses .................................              29
 Other .......................................................             217
                                                                  ------------
  Total expenses .............................................          59,084
                                                                  ------------
   Net investment income .....................................          23,536
                                                                  ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ................................................      (4,620,190)
  Foreign currency transactions ..............................             (15)
                                                                  ------------
   Net realized loss .........................................      (4,620,205)
 Net unrealized appreciation on investments ..................       2,166,581
                                                                  ------------
Net realized and unrealized loss .............................      (2,453,624)
                                                                  ------------
Net decrease in net assets resulting from operations .........    $ (2,430,088)
                                                                  ============

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2001      December 31, 2000
                                                                          ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ........................................      $     23,536         $    (14,604)
  Net realized loss from investments and foreign currency transactions         (4,620,205)          (1,635,460)
  Net unrealized appreciation (depreciation) on investments ...........         2,166,581           (3,198,726)
                                                                             ------------         ------------
   Net decrease in net assets resulting from operations ...............        (2,430,088)          (4,848,790)
 Capital share transactions: (Note 2)
  Class 1 .............................................................           (42,577)          13,331,364
  Class 2 .............................................................         5,361,457            2,438,347
                                                                             ------------         ------------
 Total capital share transactions .....................................         5,318,880           15,769,711
  Net increase in net assets ..........................................         2,888,792           10,920,921
Net assets:
 Beginning of period ..................................................        10,920,921                   --
                                                                             ------------         ------------
 End of period ........................................................      $ 13,809,713         $ 10,920,921
                                                                             ============         ============
Undistributed net investment income included in net assets:
 End of period ........................................................      $     23,536         $         --
                                                                             ============         ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Technology Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 47% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                           Period Ended                   Year Ended
                                           June 30, 2001             December 31, 2000/a/
                                   ----------------------------- ----------------------------
                                       Shares         Amount         Shares        Amount
Class 1 Shares:                    ------------- --------------- ------------- --------------
 Share Sold ......................     694,136    $  4,765,425     1,598,714    $ 17,577,102
 Shares redeemed .................    (742,069)     (4,808,002)     (403,155)     (4,245,738)
                                      --------    ------------     ---------    ------------
 Net increase (decrease) .........     (47,933)   $    (42,577)    1,195,559    $ 13,331,364
                                      ========    ============     =========    ============
 Class 2 Shares:
 Share Sold ......................     987,473    $  6,392,071       301,903    $  2,955,862
 Shares redeemed .................    (166,887)     (1,030,614)      (56,918)       (517,515)
                                      --------    ------------     ---------    ------------
 Net increase ....................     820,586    $  5,361,457       244,985    $  2,438,347
                                      ========    ============     =========    ============

/a/For the period May 1, 2000 (effective date) to December 31, 2000 for Class 1 and for the period September 1, 2000 (effective date) to December 31, 2000 for Class 2.


3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


Entity                                                           Affiliation
-------------------------------------------------------------    -----------------------
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Advisers, Inc. (Advisers)                               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- --------------------------------------------------
         .55%         First $500 million
         .45%         Over $500 million, up to and including $1 billion
         .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.


Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)


The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses of $140,539 which may be carried over to offset future capital gains. Such losses expire in 2008.


At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $1,057,289. For tax purposes, such losses will be reflected in the year ending December 31, 2001.


Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.


Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $16,067,502 was as follows:


  Unrealized appreciation .............  $  1,317,801
  Unrealized depreciation .............    (3,696,005)
                                         ------------
  Net unrealized depreciation .........  $ (2,378,204)
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $17,378,956 and $11,766,687, respectively.


6. RESTRICTED SECURITIES


The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2001, the Fund held one restricted security as follows:


                                                                         Acquisition
Shares                               Issuer                                 Date        Cost       Value
-------- -------------------------------------------------------------- ------------ ---------- ----------
1,384    Micro Photonix Integration Corp., pfd. C (.1% of Net Assets)       6/23/00   $ 8,740    $ 6,920

                                                   FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.
--------------------------------------------------------------------------------

The U.S. economy showed clear signs of deceleration during the six months under review, as gross domestic product growth in the first quarter of 2001 fell sharply to 1.3%, annualized, compared with an annualized 4.8% during the same period in 2000. Slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during 2000, moved up to 4.5% by period-end. In an attempt to revive the lagging economy, the Federal Reserve Board (the Fed) aggressively cut the federal funds target rate by a total of 275 basis points (2.75%) during the reporting period.

In the wake of these short-term interest rate reductions, the yield spread between short- and long-term rates widened, resulting in a steeper yield curve, which led to stronger performance of shorter-dated issues versus intermediate- and long-term dated instruments. In addition, as short-term interest rates declined and stock markets plummeted, prices of bonds and income securities rallied amid falling yields and increased demand for their perceived safety. Government National Mortgage Association (GNMA) pass-throughs participated in that positive performance while continuing to offer excellent credit quality, moderate interest rate risk and generally higher income than comparable maturity Treasuries.

Mortgage rates generally reflected the roller coaster ride of intermediate-term interest rates during the six-month period. As intermediate-term interest rates declined through March, mortgage rates fell and supported the domestic housing sector. This type of situation usually means increasing prepayments and greater prepayment risk for mortgage-backed securities, creating some downward pricing pressure on mortgage pass-throughs, the Fund's primary investments. Through March, mortgage pass-throughs slightly underperformed intermediate government fixed income securities. However, an equity market rebound beginning in April led a turnaround in intermediate-term interest rates and mortgage yields. As mortgage rates followed intermediate-term rates higher in April and May, prepayment risk declined, causing mortgage pass-throughs to generate higher income versus other, higher-quality fixed income investments.

[PIE CHART]
Investment Holdings
Franklin U.S. Government Fund
Based on Total Net Assets
6/30/01

Mortgage-Backed Securities   72.6%
Agency Notes & Bonds         22.5%
Short-Term Investments
  & Other Net Assets          4.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          FUS-1

During the reporting period, we remained focused on agency mortgage pass-through markets. Mortgage-backed securities represented 72.6% of the portfolio's total net assets as of June 30, 2001, with the remainder in other high-quality government agency investments. The portfolio management team invested cash inflows in various mortgage pass-through investments that, in our opinion, offered relative value opportunities. In particular, we invested in lower-coupon GNMAs, which we believed should provide shareholders a level of prepayment protection. On the other hand, we lightened our exposure to agency bonds.

Looking forward, we believe the Fed may continue to cut interest rates. In our opinion, the Fed should ultimately be successful in boosting the economy out of the recession-like conditions experienced during the past six months. In the meantime, the Fund intends to maintain its overweighted exposure in lower-coupon GNMA securities, which perform better in a declining interest rate environment. In anticipation of interest rates increasing if the economy picks up sometime in the future, we will seek to add to our higher-coupon portfolio positions as opportunities arise. Our outlook for mortgage pass-through securities remains positive, and we will continue to manage Franklin U.S. Government Fund primarily emphasizing agency mortgage pass-throughs for their attractive income advantages versus Treasury securities. In addition, we will continue to use non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.









 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FUS-2

PERFORMANCE SUMMARY AS OF 6/30/01
Franklin U.S. Government Fund - Class 2 delivered a +3.27% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                               Franklin U.S. Government Fund - Class 2*
                                        Periods ended 6/30/01
                                                                                            Since
                                                                                          Inception
                                                 1-Year        5-Year        10-Year      (3/14/89)
                                           ------------- ------------- --------------- ---------------
 Cumulative Total Return                       +10.88%      +40.49%       +106.65%        +148.20%
 Average Annual Total Return                   +10.88%       +7.04%         +7.53%          +7.67%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +13.76% and +5.34%.



Franklin U.S. Government Fund - Class 2







   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.










   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.








 Past performance does not guarantee future results.





                                                                          FUS-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Financial Highlights


                                                                    Class 1
                                                        -------------------------------
                                                                            Year Ended
                                                         Six Months Ended  December 31,
                                                           June 30, 2001   ------------
                                                            (unaudited)        2000
                                                        ------------------ ------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................    $  13.16           $  11.78
                                                           --------           --------
Income from investment operations:
 Net investment income/a/ .............................         .42                .79
 Net realized and unrealized gains (losses) ...........         .03                .60
                                                           --------           --------
Total from investment operations ......................         .45               1.39
                                                           --------           --------
Less distributions from net investment income .........        (.97)              (.01)
                                                           --------           --------
Net asset value, end of period ........................    $  12.64           $  13.16
                                                           ========           ========
Total return/b/ .......................................       3.36%             11.82%

Ratios/supplemental data
Net assets, end of period (000's) .....................    $402,180           $424,513
Ratios to average net assets:
 Expenses .............................................        .53%/c/            .52%
 Net investment income ................................       6.26%/c/           6.48%
Portfolio turnover rate ...............................       7.00%              6.28%



                                                                              Class 1
                                                          ----------------------------------------------
                                                                      Year Ended December 31,
                                                          ----------------------------------------------
                                                            1999         1998         1997        1996
                                                          --------     --------     --------    --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................   $  13.89     $  13.92     $  13.47    $  14.00
                                                          --------     --------     --------    --------
Income from investment operations:
 Net investment income/a/ .............................        .83          .99         1.00         .75
 Net realized and unrealized gains (losses) ...........       (.96)         .01          .21        (.31)
                                                          --------     --------     --------    --------
Total from investment operations ......................       (.13)        1.00         1.21         .44
                                                          --------     --------     --------    --------
Less distributions from net investment income .........      (1.98)       (1.03)        (.76)       (.97)
                                                          --------     --------     --------    --------
Net asset value, end of period ........................   $  11.78     $  13.89     $  13.92    $  13.47
                                                          ========     ========     ========    ========
Total return/b/ .......................................     (.94)%        7.44%        9.31%       3.62%

Ratios/supplemental data
Net assets, end of period (000's) .....................   $515,033     $710,832     $765,084    $843,858
Ratios to average net assets:
 Expenses .............................................       .51%         .50%         .50%        .51%
 Net investment income ................................      6.25%        6.22%        6.49%       6.66%
Portfolio turnover rate ...............................      7.90%       31.34%       16.84%      12.93%/d/

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The portfolio turnover rate excludes transactions related to the merger of the Franklin Investment Grade Intermediate Bond Fund and the Franklin Adjustable U.S. Government Fund and mortgage dollar roll transactions.

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Financial Highlights (continued)


                                                                              Class 2
                                                          ---------------------------------------------
                                                           Six Months Ended     Year Ended December 31,
                                                             June 30, 2001      -----------------------
                                                              (unaudited)         2000        1999/d/
                                                          ------------------    --------    -----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................        $ 13.11            $11.78      $ 13.89
                                                               -------            ------      -------
Income from investment operations:
 Net investment income/a/ .............................            .39               .77          .77
 Net realized and unrealized gains (losses) ...........            .04               .57         (.92)
                                                               -------            ------      -------
Total from investment operations ......................            .43              1.34         (.15)
                                                               -------            ------      -------
Less distributions from net investment income .........           (.96)             (.01)       (1.96)
                                                               -------            ------      -------
Net asset value, end of period ........................        $ 12.58            $13.11      $ 11.78
                                                               =======            ======      =======
Total return/b/ .......................................          3.27%            11.39%      (1.10)%

Ratios/supplemental data
Net assets, end of period (000's) .....................        $18,201            $3,961      $ 1,877
Ratios to average net assets:
 Expenses .............................................           .78%/c/           .77%         .77%/c/
 Net investment income ................................          5.94%/c/          6.22%        5.95%/c/
Portfolio turnover rate ...............................          7.00%             6.28%        7.90%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

                                                                          FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Statement of Investments, June 30, 2001 (unaudited)




                                                                                   PRINCIPAL
                                                                                     AMOUNT           VALUE
                                                                                 -------------   --------------
Mortgage-Backed Securities 72.6%
Government National Mortgage Association (GNMA) - Fixed Rate 47.5%
GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ........................................    $ 6,256,903     $  5,866,149
GNMA II, 5.50%, 9/20/28 - 1/20/29 ............................................      2,692,321        2,500,945
GNMA I, SF, 6.00%, 11/15/23 - 4/15/24 ........................................     11,527,937       11,244,311
GNMA II, 6.00%, 1/20/24 - 8/20/28 ............................................     27,795,106       26,797,379
GNMA I, SF, 6.50%, 5/15/23 - 1/15/30 .........................................     32,016,404       31,887,097
GNMA II, 6.50%, 12/20/27 - 4/20/30 ...........................................     18,274,407       18,035,213
GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 .........................................     45,981,181       46,640,053
GNMA I, SF, 7.25%, 11/15/25 ..................................................        845,504          859,554
GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ...........................................      2,082,645        2,150,174
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 .........................................     18,600,806       19,229,824
GNMA II, 7.50%, 11/20/16 - 11/20/26 ..........................................     12,054,544       12,405,298
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 .........................................     10,542,700       11,072,607
GNMA II, 8.00%, 7/20/16 - 8/20/26 ............................................        874,164          913,008
GNMA I, SF, 8.25%, 4/15/25 ...................................................        370,918          389,110
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ........................................      2,603,202        2,766,041
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 .........................................      1,414,867        1,534,225
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ........................................      2,310,151        2,544,870
GNMA II, 9.50%, 4/20/25 ......................................................        248,496          271,630
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ........................................      2,489,325        2,775,028
                                                                                                  ------------
                                                                                                   199,882,516
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Fixed Rate 11.7%
FNMA, 6.00%, 10/01/23 - 9/01/29 ..............................................     18,554,463       17,956,923
FNMA, 6.50%, 1/01/24 - 1/01/30 ...............................................     15,364,924       15,216,983
FNMA, 7.00%, 5/01/24 .........................................................      5,809,651        5,849,676
FNMA, PL, 7.00%, 3/17/35 .....................................................      2,872,706        2,854,981
FNMA, 7.50%, 4/01/23 - 8/01/25 ...............................................      3,363,359        3,456,636
FNMA, 8.00%, 7/01/16 - 2/01/25 ...............................................      3,309,956        3,470,601
FNMA, 8.50%, 10/01/19 - 2/01/22 ..............................................        178,670          190,311
                                                                                                  ------------
                                                                                                    48,996,111
                                                                                                  ------------
Federal National Mortgage Association (FNMA) - Adjustable Rate 3.4%
FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 8.015%, 2/01/19 .......      1,989,119        2,048,794
FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.891%, 9/01/18 .....      2,236,281        2,314,541
FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 8.121%, 7/01/19 .....      2,052,962        2,117,521
FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.944%, 1/01/18 .....      6,329,747        6,520,722
FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 6.676%, 6/01/02 ......        119,732          119,211
FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.886%, 3/01/20       1,119,259        1,160,074
                                                                                                  ------------
                                                                                                    14,280,863
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 9.0%
FHLMC, 6.00%, 1/01/24 - 8/01/28 ..............................................      8,180,060        7,915,483
FHLMC, 6.50%, 6/01/08 - 6/01/29 ..............................................     16,687,626       16,615,008
FHLMC, 7.00%, 4/01/24 ........................................................      8,884,921        8,997,116
FHLMC, 7.50%, 11/01/22 - 5/01/24 .............................................      2,533,315        2,610,921
FHLMC, 8.00%, 1/01/17 - 5/01/22 ..............................................      1,191,415        1,248,224
FHLMC, 8.50%, 4/01/18 - 3/01/22 ..............................................        469,025          496,795
FHLMC, 9.00%, 3/01/03 ........................................................         92,741           94,361
                                                                                                  ------------
                                                                                                    37,977,908
                                                                                                  ------------
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate 1.0%
FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ....      1,793,972        1,845,865


FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                                               PRINCIPAL
                                                                                                 AMOUNT         VALUE
                                                                                              -----------   -------------
      Mortgage-Backed Securities (cont.)
      Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate (cont.)
      FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 .......       $ 2,194,175   $   2,254,422
                                                                                                            -------------
                                                                                                                4,100,287
                                                                                                            -------------
      Total Mortgage-Backed Securities (Cost $298,802,368).............................                       305,237,685
                                                                                                            -------------
      Other Agency Securities 22.5%
      Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ..............................         5,000,000       5,085,410
      FICO Strip, zero cpn., 12/06/14 .................................................        13,569,000       5,634,921
      FICO Strip, zero cpn., 5/11/13 ..................................................        10,000,000       4,662,450
      FICO Strip, 12, zero cpn., 6/06/14 ..............................................         9,454,000       4,074,570
      FICO Strip, 16, zero cpn., 10/05/10 .............................................         4,745,000       2,691,786
      Housing Urban Development, 96-A, 7.63%, 8/01/14 .................................         5,000,000       5,211,465
      Housing Urban Development, 96-A, 7.66%, 8/01/15 .................................         5,000,000       5,201,005
      Small Business Administration, 6.45%, 12/01/15 ..................................         3,411,959       3,407,674
      Small Business Administration, 6.70%, 12/01/16 ..................................         3,801,910       3,874,458
      Small Business Administration, 6.85%, 7/01/17 ...................................         4,002,162       4,096,378
      Small Business Administration, 6.00%, 9/01/18 ...................................         8,744,847       8,446,053
      Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets
        Quarterly, 7.60%, 6/25/19 .....................................................         1,982,192       2,046,107
      Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets
        Quarterly, 7.875%, 3/25/18.....................................................         2,425,428       2,506,376
      Student Loan Marketing Association, zero cpn., 5/15/14 ..........................        15,000,000       5,106,585
      Tennessee Valley Authority, 5.88%, 4/01/36 ......................................        10,000,000      10,149,600
      Tennessee Valley Authority, 6.235%, 7/15/45 .....................................         9,249,000       9,253,264
      Tennessee Valley Authority, 7.25%, 7/15/43 ......................................        10,000,000      10,183,426
      Tennessee Valley Authority, zero cpn., 4/15/42 ..................................         6,000,000       2,798,280
                                                                                                            -------------
      Total Other Agency Securities (Cost $92,746,442).................................                        94,429,808
                                                                                                            -------------
      Total Long Term Investments (Cost $391,548,810)..................................                       399,667,493
                                                                                                            -------------
/a/   Repurchase Agreement 4.2%
      Joint Repurchase Agreement, 3.998%, 7/02/01, (Maturity Value $17,514,389)
        (Cost $17,508,556).............................................................        17,508,556      17,508,556
        ABN AMRO Inc
        Banc of America Securities LLC
        Barclays Capital Inc.
        Bear, Stearns & Co. Inc.
        BMO Nesbitt Burns Corp.
        BNP Paribas Securities Corp.
        Credit Suisse First Boston Corp.
        Dresdner Kleinwort Wasserstein Securities LLC
        Greenwich Capital Markets Inc.
        Lehman Brothers Inc.
        Morgan Stanley & Co. Inc.
        SG Cowen Securities Corp.
        UBS Warburg LLC
        Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government
          Agency Securities
                                                                                                            -------------
      Total Investments (Cost $409,057,366) 99.3%.......................................                      417,176,049
      Other Assets, less Liabilities .7% ...............................................                        3,204,819
                                                                                                             ------------
      Net Assets 100.0% ................................................................                     $420,380,868
                                                                                                             ============

/a/Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.

                       See notes to financial statements.

                                                                          FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $ 409,057,366
                                                           -------------
  Value ...............................................      417,176,049
 Receivables:
  Investment securities sold ..........................           97,529
  Capital shares sold .................................          292,850
  Interest ............................................        3,406,709
                                                           -------------
    Total assets ......................................      420,973,137
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................          386,726
  Affiliates ..........................................          178,035
 Other liabilities ....................................           27,508
                                                           -------------
    Total liabilities .................................          592,269
                                                           -------------
     Net assets, at value .............................    $ 420,380,868
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $  13,124,466
 Net unrealized appreciation ..........................        8,118,683
 Accumulated net realized loss ........................      (14,985,690)
 Capital shares .......................................      414,123,409
                                                           -------------
     Net assets, at value .............................    $ 420,380,868
                                                           =============
Class 1:
 Net assets, at value .................................    $ 402,179,578
                                                           =============
 Shares outstanding ...................................       31,815,887
                                                           =============
 Net asset value and offering price per share .........    $       12.64
                                                           =============
Class 2:
 Net assets, at value .................................    $  18,201,290
                                                           =============
 Shares outstanding ...................................        1,447,181
                                                           =============
 Net asset value and offering price per share .........    $       12.58
                                                           =============

                       See notes to financial statements.

FUS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 Interest ....................................................    $14,299,008
                                                                  -----------
Expenses:
 Management fees (Note 3) ....................................      1,066,417
 Distribution fees - Class 2 (Note 3) ........................          9,525
 Transfer agent fees .........................................          2,248
 Custodian fees ..............................................          2,077
 Reports to shareholders .....................................         16,332
 Professional fees ...........................................          9,762
 Trustees' fees and expenses .................................          2,174
 Other .......................................................          3,129
                                                                  -----------
  Total expenses .............................................      1,111,664
                                                                  -----------
   Net investment income .....................................     13,187,344
                                                                  -----------
Realized and unrealized gains:
 Net realized gain from investments ..........................        171,250
 Net unrealized appreciation on investments ..................        617,929
                                                                  -----------
Net realized and unrealized gain .............................        789,179
                                                                  -----------
Net increase in net assets resulting from operations .........    $13,976,523
                                                                  ===========

                       See notes to financial statements.

                                                                          FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                     Six Months Ended        Year Ended
                                                                       June 30, 2001      December 31, 2000
                                                                    ------------------   ------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................     $  13,187,344        $   29,626,829
  Net realized gain (loss) from investments .....................           171,250            (4,282,526)
  Net unrealized appreciation on investments ....................           617,929            24,216,491
                                                                      -------------        --------------
   Net increase in net assets resulting from operations .........        13,976,523            49,560,794
 Distributions to shareholders from:
  Net investment income:
   Class 1 ......................................................       (28,682,700)             (430,710)
   Class 2 ......................................................          (994,935)               (1,808)
                                                                      -------------        --------------
 Total distributions to shareholders ............................       (29,677,635)             (432,518)
 Capital share transactions: (Note 2)
   Class 1 ......................................................        (7,493,693)         (139,382,207)
   Class 2 ......................................................        15,101,314             1,817,984
                                                                      -------------        --------------
 Total capital share transactions ...............................         7,607,621          (137,564,223)
   Net decrease in net assets ...................................        (8,093,491)          (88,435,947)
Net assets:
 Beginning of period ............................................       428,474,359           516,910,306
                                                                      -------------        --------------
 End of period ..................................................     $ 420,380,868        $  428,474,359
                                                                      =============        ==============
Undistributed net investment income included in net assets:
 End of period ..................................................     $  13,124,466        $   29,623,377
                                                                      =============        ==============

                       See notes to financial statements.

FUS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin U.S. Government Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annunity contracts. As of June 30, 2001, over 99% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


c. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


d. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


e. Audit Guide


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $8,620 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

                                                                         FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)


e. Audit Guide (cont.)


The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $232,493, increase unrealized gains by $1,902, and increase realized gains by $230,591. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST


The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.


At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                     Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                -------------------------------- ----------------------------------
                                                     Shares          Amount           Shares            Amount
Class 1 Shares:                                 --------------- ---------------- ---------------- -----------------
Shares sold ...................................     1,538,425    $  20,624,787        2,079,130    $   25,340,997
Shares issued in reinvestment of distributions      2,260,260       28,682,700           35,952           430,710
Shares redeemed ...............................    (4,245,283)     (56,801,180)     (13,560,145)     (165,153,914)
                                                   ----------    -------------      -----------    --------------
Net decrease ..................................      (446,598)   $  (7,493,693)     (11,445,063)   $ (139,382,207)
                                                   ==========    =============      ===========    ==============
Class 2 Shares:
Shares sold ...................................     2,867,118    $  38,045,372          412,682    $    5,244,278
Shares issued in reinvestment of distributions         78,838          994,935              151             1,808
Shares redeemed ...............................    (1,800,912)     (23,938,993)        (270,089)       (3,428,102)
                                                   ----------    -------------      -----------    --------------
Net increase ..................................     1,145,044    $  15,101,314          142,744    $    1,817,984
                                                   ==========    =============      ===========    ==============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


Entity                                                            Affiliation
----------------------------------------------------------------- -----------------------
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


Annualized Fee Rate   Daily Net Assets
--------------------- ----------------------------------------------------
        .625%         First $100 million
        .500%         Over $100 million, up to and including $250 million
        .450%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.


Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


  Capital loss carryover expiring in:
  2002 ..............................  $ 8,408,494
  2003 ..............................      826,481
  2005 ..............................      169,754
  2008 ..............................    5,752,213
                                       -----------
                                       $15,156,942
                                       ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.


Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of paydown losses, bond discounts and premiums.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $409,067,888 was as follows:


  Unrealized appreciation .............  $ 11,108,155
  Unrealized depreciation .............    (2,999,994)
                                         ------------
  Net unrealized appreciation .........  $  8,108,161
                                         ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $28,689,298 and $46,744,148, respectively.

                                                                         FUS-13

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of companies, including small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.
--------------------------------------------------------------------------------
During the six-month period ended June 30, 2001, the domestic economy continued to struggle after slowing dramatically toward the end of 2000. Economic activity remained sluggish, fettered by rising consumer prices and a growing number of layoff announcements. These dreary economic factors led to renewed fears of a recession, despite the Federal Reserve Board's 275 basis points (2.75%) rate cuts which lowered the federal funds target rate to 3.75% at period-end.

After more than two years of what many considered a value bear market, the pendulum began to swing back to value stocks during the first half of 2000. Many mundane, overlooked value stocks became favorites during the period as many nervous investors shed their once-inflated technology issues. The major U.S. stock market news during the reporting period was the unrelenting technology meltdown, most recently encompassing the telecommunications industry in the downdraft. With a large weighting of tech stocks, the Nasdaq Composite Index (Nasdaq) fell 699 points to end the period at 2160.54, 24% from its period high of 2859.15 on January 24, 2001./1/

The other major U.S. indexes also fell during the period with the Dow Jones Industrial Average losing 1.96% and the Standard & Poor's 500 Composite Index 6.70% to end the period at 10502.40 and 1224.38 respectively./2/ This volatile market behavior prompted many investors to retreat to the security of bonds, money market instruments and old economy value stocks. Not surprising to us, the Russell 2000 Value Index gained 12.8% outperforming its growth counterpart by 12.6%


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market.


2. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies.


The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfoilio.


Industry Breakdown
Franklin Value Securities Fund
6/30/01
                                 % of Total
                                 Net Assets
-------------------------------------------
   Finance                         16.6%
   Producer Manufacturing          15.8%
   Transportation                  11.1%
   Consumer Non-Durables            8.4%
   Electronic Technology            8.0%
   Consumer Durables                7.3%
   Industrial Services              5.8%
   Retail Trade                     5.4%
   Non-Energy Minerals              3.6%
   Energy Minerals                  2.6%
   Closed-End Mutual Funds          2.3%
   Consumer Services                1.7%
   Utilities                        1.2%
   Technology Services              1.1%
   Process Industries               0.8%
   Health Technology                0.7%
   Short-Term Investments
   & Other Net Assets               7.6%

Top 10 Holdings
Franklin Value Securities Fund
6/30/01

Company                        % of Total
Industry                       Net Assets
-----------------------------------------
   Presidential Life Corp.        3.1%
   Finance

   Reliance Steel &
   Aluminum Co.                   3.1%
   Non-Energy Minerals

   Teekay Shipping Corp.          2.7%
   Transportation

   Avocent Corp.                  2.4%
   Electronic Technology

   Diebold Inc.                   2.3%
   Electronic Technology

   Standard Commercial
   Corp.                          2.0%
   Consumer Non-Durables

   The PMI Group Inc.             2.0%
   Finance

   Midwest Express Holdings       2.0%
   Transportation

   Graco Inc.                     1.9%
   Producer Manufacturing

   Allstate Corp.                 1.9%
   Finance

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.




during this volatile period./3/ Within this difficult market environment, Franklin Value Securities Fund posted solid results, as shown in the Performance Summary following this report. The Fund outperformed its benchmark, the Russell 2000 Value index, during the six months ended June 30, 2001.

Our investment strategy includes a variety of value criteria. In addition to low price relative to book value, earnings or cash flow, we also consider understated assets such as land or intangibles, patents and distribution systems. We regularly screen for fallen angels -- former growth companies that suffered sharp price declines -- which we believe still have significant potential.

Our quest for value generally leads us to bargain securities that have a cloud hanging over them. The cloud could involve a company or an entire industry, an ineffectual management team, or a passive board of directors. Our job is to determine whether the cloud will disappear or worsen. Therefore, we almost always insist the company possess a strong balance sheet and sizeable cash flow to sustain it during a turnaround period.

During the reporting period, we added 18 new securities, focusing on companies with solid financials and quality management. Not surprisingly, we found a few fallen angels in the technology sector. One such company is Avocent Corp., a leading provider of connectivity solutions for enterprise data centers and financial institutions worldwide, whose stock price had fallen more than 70% from its 52-week high in December 2000. With no debt and nearly $3.00 per share in cash, Avocent traded at 20 times this year's estimated earnings at the end of the period. The transportation sector also provided interesting opportunities such as OMI Corp., which we began buying toward the end of the period. OMI is a leading provider of seaborne transportation services for crude oil and petroleum products. As the demand for crude oil strengthens, we believe OMI, with a price-to-earnings ratio (P/E) of 3 times 2001 estimated earnings and selling at only 1 times book value at period-end, is well positioned for a rebound. In financial services, American National Insurance Company, a position we accumulated two years ago at an average cost of around


3. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

$59.44 per share, traded at $75.00 on June 30, 2001. American National has increased dividends for 25 consecutive years, yields 3.8%, has a strong balance sheet with no long-term debt, and currently sells at less than 1 times book value and 12 times 2001 earnings estimates. As long as American National's fundamentals remain strong, we believe this company will continue to be a core holding in the portfolio.

One of the Fund's best performing sectors during the period was consumer non-durables. In this group, Standard Commercial Corp., a tobacco leaf company, provided the Fund's strongest performance, yielding a stellar return of more than 150% for the six-month period. In addition, our producer manufacturing stocks contributed significantly to the Fund's performance. Particularly noteworthy was CIRCOR International's six-month return of 80%. CIRCOR manufactures an array of valves that optimize the efficiency and safety of fluid-control systems worldwide. With a P/E of 15 times this year's estimates and selling at only 1.1 times book value, we believe CIRCOR still provides solid value.

Within this environment of extreme market volatility, we are convinced that our common sense value investment strategy will serve our shareholders well over the long term.













--------------------------------------------------------------------------------
 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

Franklin Value Securities Fund - Class 2

--------------------------------------------------------------------------------
   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 6/30/01

Franklin Value Securities Fund - Class 2 delivered a +12.43% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Franklin Value Securities Fund - Class 2*
Periods ended 6/30/01
                                                              Since
                                                            Inception
                                   1-Year       3-Year      (5/1/98)
---------------------------------------------------------------------
 Cumulative Total Return           +33.18%      +21.47%       +11.02%
 Average Annual Total Return       +33.18%       +6.70%        +3.36%
 Value of $10,000 Investment       $13,318      $12,147       $11,102

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +39.30% and +14.30%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.










Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Highlights


                                                                                    Class 1
                                                        --------------------------------------------------------------
                                                         Six Months Ended              Year Ended December 31,
                                                           June 30, 2001     -----------------------------------------
                                                            (unaudited)          2000          1999         1998/d/
                                                        ------------------   -----------   -----------   -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  9.86            $  7.90        $ 7.79        $10.00
                                                            -------            -------        ------        ------
Income from investment operations:
 Net investment income/a/ ...........................           .06                .10           .05           .02
 Net realized and unrealized gains (losses) .........          1.19               1.89           .08         (2.23)
                                                            -------            -------        ------        ------
Total from investment operations ....................          1.25               1.99           .13         (2.21)
                                                            -------            -------        ------        ------
Less distributions from:
 Net investment income ..............................          (.05)              (.03)         (.02)           --
 Net realized gains .................................          (.24)                --            --            --
                                                            -------            -------       -------        ------
Total distributions .................................          (.29)              (.03)         (.02)           --
                                                            -------            -------       -------        ------
Net asset value, end of period ......................       $ 10.82            $  9.86       $  7.90        $ 7.79
                                                            =======            =======       =======        ======
Total return/b/ .....................................         12.65%             25.23%         1.65%       (22.10)%

Ratios/supplemental data
Net assets, end of period (000's) ...................       $32,392            $19,455       $11,320        $9,013
Ratios to average net assets:
 Expenses ...........................................           .77%/c/            .84%          .81%          .83%/c/
 Net investment income ..............................          1.12%/c/           1.13%          .65%          .95%/c/
Portfolio turnover rate .............................         13.44%             42.47%        61.23%        22.79%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.
/d/For the period May 1, 1998 (effective date) to December 31, 1998.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND


Financial Highlights (continued)


                                                                             Class 2
                                                        ------------------------------------------------
                                                         Six Months Ended      Year Ended December 31,
                                                           June 30, 2001     ---------------------------
                                                            (unaudited)         2000          1999/d/
                                                        ------------------   ----------   --------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $  9.81          $  7.88        $ 7.97
                                                              -------          -------        ------
Income from investment operations:
 Net investment income/a/ ...........................             .04              .08           .05
 Net realized and unrealized gains (losses) .........            1.19             1.88          (.12)
                                                              -------          -------        ------
Total from investment operations ....................            1.23             1.96          (.07)
                                                              -------          -------        ------
Less distributions from:
 Net investment income ..............................            (.04)            (.03)         (.02)
 Net realized gains .................................            (.24)              --            --
                                                              -------           ------        -----
Total distributions .................................            (.28)            (.03)         (.02)
                                                              -------          -------        ------
Net asset value, end of period ......................         $ 10.76          $  9.81        $ 7.88
                                                              =======          =======        ======
Total return/b/ .....................................           12.43%           25.02%         (.90)%

Ratios/supplemental data
Net assets, end of period (000's) ...................         $18.941           $7,209        $1,263
Ratios to average net assets:
 Expenses ...........................................            1.02%/c/         1.09%         1.06%/c/
 Net investment income ..............................             .86%/c/          .90%          .62%/c/
Portfolio turnover rate .............................           13.44%           42.47%        61.23%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized.
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)


                                                                  SHARES      VALUE
-------------------------------------------------------------------------------------
    Closed End Mutual Funds 2.3%
    High Income Opportunity Fund ............................     57,700    $ 483,526
    High Yield Income Fund Inc. .............................     34,200      200,412
    Managed High Income Portfolio Inc. ......................     58,400      481,800
                                                                            ---------
    Total Closed End Mutual Funds (Cost $1,280,189)..........               1,165,738
                                                                            ---------
    Common Stocks 90.1%
    Consumer Durables 7.3%
    Briggs & Stratton Corp. .................................     14,500      610,450
    D.R. Horton Inc. ........................................     27,500      624,250
    Hasbro Inc. .............................................     26,000      375,700
    La-Z-Boy Inc. ...........................................     28,000      518,000
    Leggett & Platt Inc. ....................................     22,500      495,675
    M/I Schottenstein Homes Inc. ............................      5,000      197,500
/a/ Palm Harbor Homes Inc. ..................................        100        2,175
    Russ Berrie & Co. Inc. ..................................     32,200      946,680
                                                                            ---------
                                                                            3,770,430
                                                                            ---------
    Consumer Non-Durables 8.4%
    DIMON Inc. ..............................................     54,000      540,000
    Lancaster Colony Corp. ..................................     17,000      560,660
    Standard Commercial Corp. ...............................     60,000    1,023,600
/a/ Timberland Co., A .......................................     16,000      632,160
/a/ Tommy Hilfiger Corp. ....................................     64,500      903,000
/a/ Tropical Sportswear International Corp. .................     16,500      343,365
    Wolverine World Wide Inc. ...............................     18,000      321,660
                                                                            ---------
                                                                            4,324,445
                                                                            ---------
/a/ Consumer Services 1.7%
    Aztar Corp. .............................................     39,000      471,900
    Cheap Tickets Inc. ......................................     27,000      407,700
                                                                            ---------
                                                                              879,600
                                                                            ---------
    Electronic Technology 8.0%
/a/ Avocent Corp. ...........................................     54,600    1,242,150
    Cohu Inc. ...............................................     32,400      729,000
    Diebold Inc. ............................................     37,000    1,189,550
/a/ ESCO Technologies Inc. ..................................        600       18,090
/a/ General Semiconductor Inc,. .............................     30,500      319,030
/a/ Genrad Inc. .............................................     96,000      576,000
/a/ SPACEHAB Inc. ...........................................     13,500       30,375
                                                                            ---------
                                                                            4,104,195
                                                                            ---------
    Energy Minerals 2.6%
    Consol Energy ...........................................     29,000      733,700
/a/ Nuevo Energy Co. ........................................     14,000      228,200
    USX-Marathon Group Inc. .................................     12,500      368,875
                                                                            ---------
                                                                            1,330,775
                                                                            ---------
    Finance 16.6%
    Allstate Corp. ..........................................     22,500      989,775
    American National Insurance Co. .........................      9,500      710,125
    Harleysville Group Inc. .................................     16,500      490,875
    Household International Inc. ............................      5,500      366,850
    Manulife Financial Corp. (Canada) .......................      9,000      251,190
    MGIC Investment Corp. ...................................      5,000      363,200
    National Commerce Financial Corp. .......................     33,500      816,395
    Penn-America Group Inc. .................................     28,000      280,000
    The PMI Group Inc. ......................................     14,000    1,017,240

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                         SHARES        VALUE
------------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance (cont.)
    Presidential Life Corp. .........................    71,500     $1,601,600
    Reinsurance Group of America Inc. ...............    15,000        568,500
    StanCorp Financial Group Inc. ...................     4,000        189,560
    Washington Mutual Inc. ..........................    24,000        901,200
                                                                    ----------
                                                                     8,546,510
                                                                    ----------
    Health Technology .7%
    West Pharmaceutical Services Inc. ...............    13,000        351,000
                                                                    ----------
    Industrial Services 5.8%
/a/ Atwood Oceanics Inc. ............................    15,000        526,500
    ENSCO International Inc. ........................    20,000        468,000
/a/ Oil States International Inc. ...................    49,000        451,780
/a/ Rowan Cos. Inc. .................................    21,500        475,150
    Santa Fe International Corp. ....................    17,500        507,500
    Transocean Sedco Forex Inc. .....................    13,000        536,250
                                                                    ----------
                                                                     2,965,180
                                                                    ----------
    Non-Energy Minerals 3.6%
    Commonwealth Industries Inc. ....................    10,000         44,800
    Nucor Corp. .....................................     4,500        220,005
    Reliance Steel & Aluminum Co. ...................    62,500      1,578,125
                                                                    ----------
                                                                     1,842,930
                                                                    ----------
    Process Industries .8%
    Myers Industries Inc. ...........................    25,800        389,580
                                                                    ----------
    Producer Manufacturing 15.8%
    Baldor Electric Co. .............................    14,000        299,180
/a/ Cable Design Technologies Corp. .................    47,000        759,520
    Carlisle Cos. Inc. ..............................    14,000        488,180
    CIRCOR International Inc. .......................    17,900        323,095
    Dana Corp. ......................................    16,000        373,440
    Federal Signal Corp. ............................    13,500        316,845
    Graco Inc. ......................................    30,000        990,000
    JLG Industries Inc. .............................    60,000        741,000
    Kaydon Corp. ....................................    13,500        346,275
/a/ Lone Star Technologies Inc. .....................    18,000        651,600
/a/ Mueller Industries Inc. .........................    20,000        658,200
    Superior Industries International Inc. ..........    10,500        402,150
    Teleflex Inc. ...................................     8,000        352,000
    Timken Co. ......................................    30,500        516,670
/a/ Tower Automotive Inc. ...........................    62,000        635,500
    Watts Industries Inc., A ........................    16,000        271,200
                                                                    ----------
                                                                     8,124,855
                                                                    ----------
    Retail Trade 5.4%
    Family Dollar Stores Inc. .......................    30,000        768,900
    Fresh Brands Inc. ...............................    18,000        250,200
/a/ The Men's Wearhouse Inc. ........................    29,000        800,400
    The TJX Cos. Inc. ...............................    30,000        956,100
                                                                    ----------
                                                                     2,775,600
                                                                    ----------
    Technology Services 1.1%
    Reynolds & Reynolds Co., A ......................    25,000        548,750
                                                                    ----------
    Transportation 11.1%
    Airborne Inc. ...................................     5,500         63,745
/a/ Atlantic Coast Airlines Holdings Inc. ...........     4,000        119,960

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                             SHARES          VALUE
----------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Transportation (cont.)
    Delta Air Lines Inc. ............................................       19,000      $   837,520
/a/ Midwest Express Holdings ........................................       58,000        1,006,300
/a/ OMI Corp. .......................................................      106,000          594,660
    Overseas Shipholding Group Inc. .................................       29,400          897,876
    Stolt Nielsen SA, ADR (Norway) ..................................       18,500          330,225
    Teekay Shipping Corp. (Bahamas) .................................       34,500        1,380,690
    Tidewater Inc. ..................................................       12,500          471,250
                                                                                        -----------
                                                                                          5,702,226
                                                                                        -----------
    Utilities 1.2%
    Northeast Utilities .............................................       28,700          595,525
                                                                                        -----------
    Total Common Stocks (Cost $39,406,748)...........................                    46,251,601
                                                                                        -----------
    Total Long Term Investments (Cost $40,686,937)...................                    47,417,339
                                                                                        -----------
/b/ Short Term Investments 7.2%
    Franklin Institutional Fiduciary Trust Money Market
     Portfolio (Cost $3,710,598).....................................    3,710,598        3,710,598
                                                                                        -----------
    Total Investments (Cost $44,397,535) 99.6%.......................                    51,127,937
    Other Assets, less Liabilities .4% ..............................                       204,761
                                                                                        -----------
    Net Assets 100.0% ...............................................                   $51,332,698
                                                                                        ===========

/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Cost ................................................    $44,397,535
                                                           ===========
  Value ...............................................     51,127,937
 Receivables:
  Investment securities sold ..........................      1,375,695
  Capital shares sold .................................        292,505
  Dividends ...........................................         34,554
                                                           -----------
   Total assets .......................................     52,830,691
                                                           -----------
Liabilities:
 Payables:
  Investment securities purchased .....................      1,448,015
  Capital shares redeemed .............................          3,061
  Affiliates ..........................................         36,717
 Other liabilities ....................................         10,200
                                                           -----------
   Total liabilities ..................................      1,497,993
                                                           -----------
    Net assets, at value ..............................    $51,332,698
                                                           ===========
Net assets consist of:
 Undistributed net investment income ..................    $   204,621
 Net unrealized appreciation ..........................      6,730,402
 Accumulated net realized gain ........................        171,586
 Capital shares .......................................     44,226,089
                                                           -----------
    Net assets, at value ..............................    $51,332,698
                                                           ===========
Class 1:
 Net assets, at value .................................    $32,391,667
                                                           ===========
 Shares outstanding ...................................      2,993,176
                                                           ===========
 Net asset value and offering price per share .........    $     10.82
                                                           ===========
Class 2:
 Net assets, at value .................................    $18,941,031
                                                           ===========
 Shares outstanding ...................................      1,760,724
                                                           ===========
 Net asset value and offering price per share .........    $     10.76
                                                           ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 (net of foreign taxes of $340)
 Dividends ...................................................    $  372,715
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................       111,511
 Administrative fees (Note 3) ................................        29,415
 Distribution fees - Class 2 (Note 3) ........................        15,491
 Transfer agent fees .........................................           134
 Custodian fees ..............................................           118
 Reports to shareholders .....................................         4,157
 Professional fees ...........................................         6,699
 Trustees' fees and expenses .................................           129
 Other .......................................................           109
                                                                  ----------
  Total expenses .............................................       167,763
                                                                  ----------
   Net investment income .....................................       204,952
                                                                  ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................       500,724
  Foreign currency transactions ..............................           (17)
                                                                  ----------
   Net realized gain .........................................       500,707
 Net unrealized appreciation on investments ..................     3,337,982
                                                                  ----------
Net realized and unrealized gain .............................     3,838,689
                                                                  ----------
Net increase in net assets resulting from operations .........    $4,043,641
                                                                  ==========

                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                           Six Months Ended        Year Ended
                                                                             June 30, 2001      December 31, 2000
                                                                          ------------------   ------------------
Increase in net assets:
 Operations:
  Net investment income .................................................    $    204,952         $   204,583
  Net realized gain from investments and foreign currency transactions...         500,707           1,359,831
  Net unrealized appreciation on investments ............................       3,337,982           3,398,185
                                                                             ------------         -----------
   Net increase in net assets resulting from operations .................       4,043,641           4,962,599
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................................................        (138,408)            (58,683)
   Class 2 ..............................................................         (66,481)             (9,308)
  Net realized gains:
   Class 1 ..............................................................        (696,403)                 --
   Class 2 ..............................................................        (384,593)                 --
                                                                             ------------         -----------
 Total distributions to shareholders ....................................      (1,285,885)            (67,991)
 Capital share transactions: (Note 2)
   Class 1 ..............................................................      10.946,789           4,369,602
   Class 2 ..............................................................      10,964,279           4,816,302
                                                                             ------------         -----------
 Total capital share transactions .......................................      21,911,068           9,185,904
   Net increase in net assets ...........................................      24,668,824          14,080,512
Net assets:
 Beginning of period ....................................................      26,663,874          12,583,362
                                                                             ------------         -----------
 End of period ..........................................................    $ 51,332,698         $26,663,874
                                                                             ============         ===========
Undistributed net investment income included in net assets:
 End of period ..........................................................    $    204,621         $   204,558
                                                                             ============         ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Value Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 63% of the Fund's shares were sold through one insurance company. The Fund's investment objective is total return.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                       Six Months Ended                   Year Ended
                                                        June 30, 2001                 December 31, 2000
                                                ---------------------------------------------------------------
                                                    Shares         Amount           Shares          Amount
Class 1 Shares:                                 ---------------------------------------------------------------
Shares sold ...................................   1,882,229    $  20,152,544       1,760,323    $  14,437,717
Shares issued in reinvestment of distributions       77,083          834,812           7,200           58,683
Shares redeemed ...............................    (938,984)     (10,040,567)     (1,227,446)     (10,126,798)
                                                  ---------    -------------      ----------    -------------
Net increase ..................................   1,020,328    $  10,946,789         540,077    $   4,369,602
                                                  =========    =============      ==========    =============
Class 2 Shares:
Shares sold ...................................   1,349,375    $  14,410,311         911,656    $   7,836,170
Shares issued in reinvestment of distributions       41,921          451,073           1,146            9,308
Shares redeemed ...............................    (365,237)      (3,897,105)       (338,447)      (3,029,176)
                                                  ---------    -------------      ----------    -------------
Net increase ..................................   1,026,059    $  10,964,279         574,355    $   4,816,302
                                                  =========    =============      ==========    =============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


       Entity                                                        Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Advisory Services, LLC (Advisory Services)           Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:


Annualized Fee Rate     Daily Net Assets
--------------------------------------------------------------------------
         .60%           First $200 million
         .50%           Over $200 million, up to and including $1.3 billion
         .40%           Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND


Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)


The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:


       Annualized Fee Rate   Daily Net Assets
       -------------------------------------------------------------------------
               .15%          First $200 million
               .135%         Over $200 million, up to and including $700 million
               .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.


Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.


Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES


Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.


At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $44,682,786 was as follows:


          Unrealized appreciation .............  $  8,730,605
          Unrealized depreciation .............    (2,285,454)
                                                 ------------
          Net unrealized appreciation .........  $  6,445,151
                                                 ============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $23,442,263 and $4,884,968, respectively.

                                          MUTUAL DISCOVERY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for the period ended June
30, 2001. During the six months under review, the U.S. economy showed signs of weakness across most industrial sectors. The Federal Reserve Board cut short-term interest rates aggressively, and the federal government approved a tax-cut package to stimulate the economy. Domestic equity markets experienced volatility and generally fell during the period, which had a negative psychological and wealth impact on investors, especially those invested in technology and telecommunications stocks. Outside the U.S., economies and equity markets provided mixed results, with more pockets of weakness than strength. The euro's decline helped sustain European export sales during early 2001. However, demand softened toward the end of the period, especially in Germany, and the region faced prospects for stagflation, or inflation combined with stagnant consumer demand and relatively high unemployment, as commodity prices increased and the regional economy weakened.

During the period, the Fund outperformed its benchmarks, the Standard and Poor's 500 Composite Index and Russell 2000 Index, using its three-pronged investment approach./1/ First, we invest in undervalued stocks trading at a discount to intrinsic value with an emphasis on shareholder activism. Second, we are active in arbitrage. Many of our investment targets are in industries subject to consoli- dation and acquisition activity, and we seek out compelling arbitrage opportunities to capitalize on stock price differentials. Our third area of investment activity is in bankrupt, distressed or defaulted fixed income obligations. We have found many opportunities over the years in



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000, which contains the 3,000 largest companies incorporated in the U.S. and its territories. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Mutual Discovery Securities Fund
Based on Total Net Assets
6/30/01

U.S.                    33.2%
U.K.                     8.2%
France                   8.0%
Canada                   4.8%
Sweden                   4.3%
Switzerland              3.5%
Spain                    3.4%
Netherlands              2.8%
Irish Republic           2.4%
Japan                    1.4%
Germany                  1.4%
Norway                   1.2%
Other Countries          3.2%
Fixed Income Securities  8.4%
Government Agencies
& Other Net Assets      13.8%

Top 10 Holdings
Mutual Discovery Securities Fund
6/30/01


 Company                      % of Total
 Industry, Country            Net Assets
----------------------------------------
   Finova Capital Corp.
   (Fixed Income)                  2.6%
   Diversified Financials,
   U.S.

   Suez SA, ord. & strip           2.1%
   Multi-Utilities, France

   Lagardere SCA                   2.0%
   Media, France

   Telephone & Data
   Systems Inc.                    1.6%
   Diversified
   Telecommunication
   Services, U.S.

   Vinci SA                        1.4%
   Construction &
   Engineering, France

   Federated Department
   Stores Inc.                     1.4%
   Multiline Retail, U.S.

   Brown-Forman Corp.,
   A & B                           1.3%
   Beverages, U.S.

   Pargesa Holdings SA             1.2%
   Diversified Financials,
   Switzerland

   Irish Life & Permanent
   PLC                             1.2%
   Diversified Financials,
   Irish Republic

   Delphi Automotive
   Systems Corp.                   1.2%
   Auto Components, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.




bankruptcy situations with favorable risk/reward characteristics, and we attempt to take little risk with substantial upside potential.

Our distressed and recently reorganized securities, totaling 7.0% of the portfolio's total net assets at period-end, contributed significantly to the Fund's performance. Finova, a commercial finance company, and Vencor/Kindred, a nursing home and hospital company, were two of the best performers of our distressed debt holdings during the six months under review. Other strong performers during the period also represented the type of special situations we are known for. We helped insurer White Mountains finance the purchase of CGNU's U.S. property and casualty subsidiary. So far, the deal has been successful and highly profitable. The portfolio also benefited from merger activity, as several of our largest holdings, such as CIT, became takeover targets during the period. Often during slowing economic times, companies attempt to supplement weak, organic growth with acquisitions, and such a situation can play into our investing style. CIT was one of our largest positions before a purchase offer from Tyco because we believed the company to be undervalued and one of the few remaining independent finance firms in a consolidating industry. We continued to benefit from our contrarian approach to investing, which originally led us to add stocks such as auto parts maker Delphi and retailer Federated Department Stores, both of which appreciated during the six months under review. Pargesa Holdings, a Swiss diversified financial company with a meaningful investment in Bertelsmann, the private, German media firm, also contributed positively to the Fund's results.

Often, we uncover our most favorable undervalued opportunities by searching off the beaten path for complex restructuring situations. One of our best performers during the period, Cendant, is an example. The company is a leading franchiser operating primarily in two segments, travel and real estate. During the past few years, it has been under a cloud stemming from a massive accounting fraud that surfaced after its 1997 acquisition of CUC. Through our due diligence, however, we came to view the company as significantly undervalued with solid businesses, strong cash flow even in a recessionary environment and a management team determined to restore the company to its former prominence. Since establishing our position in late 2000, the firm has successfully begun to execute its new strategy, and the stock more than doubled in value through June 30, 2001. Coincidentally, another one of our investment winners thus far in 2001 is Cendant's latest travel-related acquisition target, Galileo International.

An example of our unique analytical approach and far-reaching, global contacts is the London Stock Exchange (LSE), which converted from mutual form and distributed shares to its members. An active market for the shares failed to develop, and we became aware of this special situation. After studying the company, we began to accumulate the shares, and subsequently, the LSE decided to become a listed company, which led to the share prices' upward revaluation.

As in all years, not all the Fund's stocks proved to be success stories. During the six-month review period, the share price of Railtrack Group, Britain's largest railway infrastructure operator, fell sharply after a series of train accidents called into question the company's safety record and its ability to finance the huge capital spending necessary to maintain and enhance its physical plant.

We added a new position in Greencore Group, an Irish food company, and we increased positions in the beaten up telecommunications sector in companies such as Sprint, which sold at a discount to a sum of its parts. We also increased our investment in Berkshire Hathaway. On the bankruptcy side, we added to our successful position in Finova and established or added to positions in the distressed debt of two California energy companies/utilities, Edison International and Pacific Gas & Electric. In our opinion, the utility subsidiaries ultimately will be able to satisfy their debt obligations, and the nonregulated subsidiaries of these companies also have substantial value.



Top 10 Industries
Mutual Discovery Securities Fund
Based on Equity Securities
6/30/01
                                % of Total
                                Net Assets
------------------------------------------
   Media                          11.8%
   Diversified Financials         10.1%
   Tobacco                         4.2%
   Insurance                       4.1%
   Diversified
   Telecommunication
   Services                        3.8%
   Commercial Services &
   Supplies                        3.2%
   Food Products                   3.1%
   Beverages                       2.8%
   Construction &
   Engineering                     2.7%
   Paper & Forest Products         2.6%

 On the sell side -- adhering to our strategy of buying assets at a discount and selling near full value -- we pared our holdings in stocks whose prices had appreciated significantly since their original purchase dates. These included Investor A & B, Century Telephone and food and drug retailer Albertson's. We also sold positions in companies, such as Sulzer, which we believed would experience deteriorating business conditions or whose managements, in our opinion, did not act in shareholders' best interests.

Looking forward, we will continue to search for undervalued investments as we seek to provide our shareholders with excellent, long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining undervalued stocks, bankruptcies, and mergers and acquisitions, we believe Mutual Discovery Securities Fund is well-positioned to capitalize on the current, volatile marketplace.










--------------------------------------------------------------------------------
 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Mutual Discovery Securities Fund - Class 2 delivered a +6.09% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                       Mutual Discovery Securities Fund - Class 2*
                                  Periods ended 6/30/01
                                                                                Since
                                                                              Inception
                                                  1-Year         3-Year       (11/8/96)
---------------------------------------------------------------------------------------
 Cumulative Total Return                          +9.72%        +23.87%        +67.02%
 Average Annual Total Return                      +9.72%         +7.40%        +11.69%
 Value of $10,000 Investment                     $10,972        $12,387        $16,702

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +39.93% and +14.51%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Mutual Discovery Securities
Fund - Class 2



--------------------------------------------------------------------------------
   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


               Past performance does not guarantee future results.

                       MUTUAL DISCOVERY SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 15, 2001

                      TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page MD-6) with the following:


[GRAPHIC OMITTED]


       MANAGEMENT
       ----------

       Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.


       MANAGEMENT TEAM The team responsible for the Fund's management is:


       David J. Winters, CFA           Mr. Winters has been a manager of the Fund since 1998, and
       PRESIDENT AND CHIEF             has been with Franklin Templeton Investments since 1996.
       INVESTMENT OFFICER              Before November 1996, Mr. Winters was employed as a
       FRANKLIN MUTUAL                 research analyst for Heine Securities Corporation, the
                                       predecessor of Franklin Mutual.

       Timothy Rankin                  Mr. Rankin has been an assistant portfolio manager of the Fund
       ASSISTANT PORTFOLIO MANAGER     since May 2001, and has been with Franklin Templeton
       FRANKLIN MUTUAL                 Investments since 1997. Before August 1997, Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

       The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.80% of it average daily net assets to Franklin Mutual for its services.


               Please keep this supplement for future reference.

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.
--------------------------------------------------------------------------------
We are pleased to bring you this semiannual report for the period ended June
30, 2001. During the six months under review, the U.S. economy showed signs of weakness across most industrial sectors. The Federal Reserve Board cut short-term interest rates aggressively, and the federal government approved a tax-cut package to stimulate the economy. Domestic equity markets experienced volatility and generally fell during the period, which had a negative psychological and wealth impact on many investors, especially those invested in technology and telecommunications stocks. Outside the U.S., economies and equity markets provided mixed results, with more pockets of weakness than strength, and the euro's decline helped sustain European export sales during early 2001.

During the reporting period, the Fund outperformed its benchmark, the Lipper Multi-Cap Value Funds Average./1/ We attribute this outperformance largely to our disciplined value and special situations approach. Our bankruptcy and recently reorganized investments, totaling 6.7% of the portfolio's total net assets at period-end, contributed significantly to the Fund's performance. Finova, a commercial finance company, and Vencor/Kindred, a nursing home and hospital company, were two of the best performers of our distressed debt holdings during the six months under review.

The Fund also benefited from merger activity, as several large holdings, such as CIT, became takeover targets during the reporting period. Often during slowing economic times, companies attempt to supplement weak, organic growth with acquisitions, and we believe such a situation can play into our investing style. CIT, for example,


1. Source: Lipper Inc. The Lipper Multi-Cap Value Funds Average is an equally weighted average consisting of 549 mutual funds (including Mutual Shares Securities Fund) within the Multi-Cap Value investment objective. Lipper calculations do not include sales charges; past expense reductions by the Fund's manager increased the Fund's total return. If these factors had been considered, the Fund's performance relative to the Lipper average may have differed. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Mutual Shares Securities Fund
Based on Total Net Assets
6/30/01


U.S.                    59.4%
U.K.                     3.6%
France                   3.1%
Spain                    1.4%
Canada                   1.2%
Other Countries          3.3%
Fixed Income Securities  8.3%
Government Agencies
& Other Net Assets      19.7%


Top 10 Industries
Mutual Shares Securities Fund
6/30/01
                               % of Total
                               Net Assets
-----------------------------------------
   Media                          11.9%
   Diversified
   Telecommunication
   Services                        8.3%
   Insurance                       6.1%
   Diversified Financials          5.8%
   Multiline Retail                4.2%
   Paper & Forest Products         4.0%
   Tobacco                         3.4%
   Banks                           2.6%
   Commercial Services &
   Supplies                        2.5%
   Auto Components                 2.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.




was one of our largest positions before a purchase offer from Tyco because we believed the company to be undervalued and one of the few remaining independent finance firms in a consolidating industry. Another acquisition target in the Fund's portfolio that contributed significantly to Fund performance during the period was Dutch candy company Van Melle, which we sold after it was purchased by Perfetti.

We continued to benefit from our contrarian investment approach of purchasing out-of-favor stocks when they are trading at relatively large discounts to intrinsic values. Two such examples are auto parts manufacturer Delphi and retailer Federated Department Stores, both of which we originally purchased several years ago and then added to based on what we considered compelling valuations. In early 2001, these stocks appreciated significantly as investors apparently began to look past economic weakness toward economic recovery. Often, we uncover our most favorable undervalued opportunities by searching off the beaten path for complex restructuring situations. One of our best performers during the period, Cendant, is an example. The company is a leading franchiser operating primarily in two segments, travel and real estate. During the past few years, it has been under a cloud stemming from a massive accounting fraud that surfaced after its 1997 acquisition of CUC. Through our due diligence, however, we came to view the company as significantly undervalued with solid businesses, strong cash flow even in a recessionary environment, and a management team determined to restore the company to its former prominence. Since establishing our position in late 2000, the firm has successfully begun to execute its new strategy, and the stock more than doubled in value through the first half of 2001. Coincidentally, another one of our investment winners thus far in 2001 is Cendant's latest travel-related acquisition target, Galileo International.

As in all years, not all the Fund's stocks proved to be success stories. During the six-month review period, the share price of Railtrack Group, Britain's largest railway infrastructure operator, fell sharply after a series of train accidents called into question the company's safety record and its ability to finance the huge capital spending necessary to maintain and enhance its physical plant. Another disappointment was the position we took in the potential Honeywell/General Electric merger as the European Union (EU) Competition Commission rejected the deal. The impact on future merger activity resulting from this EU rejection has yet to be realized; however, we believe arbitrage spreads may temporarily widen on future deals requiring EU review and approval, which could create further opportunities for the Fund.

During the reporting period, we added to existing and initiated new positions in the beaten up telecommunications sector, buying shares in AT&T, AT&T Wireless and Sprint. We also increased our exposure to the unpopular media sector with purchases of Lagardere and Hughes Electronics. On the bankruptcy side, we added to our successful holdings in Finova and established or added to positions in the distressed debt of two California energy/utility companies, Edison International and Pacific Gas & Electric. In our opinion, the utility subsidiaries will be able to satisfy their debt obligations, and we believe the nonregulated divisions of these companies have substantial value.

We pared or liquidated our holdings in stocks whose prices had appreciated significantly since their original purchase date. Such sales included May Department Stores and food and drug retailer Albertson's. We also sold positions in companies we believed were subject to deteriorating business conditions or whose managements did not act in shareholders' best interests, in our opinion.

Looking forward, we will continue to search for undervalued investments as we seek to provide our shareholders with excellent long-term, low-risk returns. With our disciplined due diligence and our three-pronged approach to value combining undervalued stocks, bankruptcies, and mergers and acquisitions, we believe Mutual Shares Securities Fund is well-positioned to capitalize on the current, volatile marketplace.







--------------------------------------------------------------------------------
 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


Top 10 Holdings
Mutual Shares Securities Fund
6/30/01
  Company                         % of Total
  Industry, Country               Net Assets
--------------------------------------------
   Telephone & Data
   Systems Inc.                        2.7%
   Diversified Financials,
   U.S.

   Federated Department
   Stores Inc.                         2.7%
   Multiline Retail, U.S.

   Finova Capital Corp.
   (Fixed Income)                      2.2%
   Diversified Financials,
   U.S.

   White Mountains
   Insurance Group Inc.,
   ord. & pfd.                         1.9%
   Insurance, U.S.

   Berkshire Hathaway Inc.,
   A & B                               1.9%
   Insurance, U.S.

   Washington Post Co., B              1.8%
   Media, U.S.

   Lagardere SCA                       1.8%
   Media, France

   AT&T Corp.                          1.8%
   Diversified
   Telecommunication
   Services, U.S.

   AT&T Corp. - Liberty
   Media Group, A                      1.6%
   Media, U.S.

   Scripps Co., A                      1.5%
   Media, U.S.

Mutual Shares Securities Fund - Class 2



--------------------------------------------------------------------------------
   Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 6/30/01

Mutual Shares Securities Fund - Class 2 delivered a +11.62% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.




Mutual Shares Securities Fund - Class 2*
Periods ended 6/30/01
                                                          Since
                                                         Inception
                                1-Year      3-Year      (11/8/96)
-------------------------------------------------------------------
 Cumulative Total Return        +25.18%     +33.53%       +75.11%
 Average Annual Total Return    +25.18%     +10.12%       +12.83%
 Value of $10,000 Investment    $12,518     $13,353       $17,511

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +38.93% and +14.18%.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.













              Past performance does not guarantee future results.

                          MUTUAL SHARES SECURITIES FUND

             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                        SUPPLEMENT DATED AUGUST 15, 2001

                       TO THE PROSPECTUS DATED MAY 1, 2001


       The prospectus is amended by replacing the MANAGEMENT section (page MS-6) with the following:

[GRAPHIC OMITTED]


       MANAGEMENT
       ----------

       Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.


       MANAGEMENT TEAM The team responsible for the Fund's management is:


       David J. Winters, CFA           Mr. Winters has been a manager of the Fund since August
       PRESIDENT AND CHIEF             2001, and has been with Franklin Templeton Investments since
       INVESTMENT OFFICER              1996. Before November 1996, Mr. Winters was employed as a
       FRANKLIN MUTUAL                 research analyst for Heine Securities Corporation, the
                                       predecessor of Franklin Mutual.

       Lawrence N. Sondike, CFA        Mr. Sondike has been a manager of the Fund since 1998, and
       SENIOR VICE PRESIDENT           has been with Franklin Templeton Investments since 1996.
       FRANKLIN MUTUAL                 Before November 1996, Mr. Sondike was employed as a
                                       research analyst for Heine Securities Corporation, the
                                       predecessor of Franklin Mutual.

       Timothy Rankin                  Mr. Rankin has been an assistant portfolio manager of the Fund
       ASSISTANT PORTFOLIO MANAGER     since July 2001, and has been with Franklin Templeton
       FRANKLIN MUTUAL                 Investments since 1997. Before August 1997, Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

       Debbie Turner, CFA              Ms. Turner has been an assistant portfolio manager of the Fund
       ASSISTANT PORTFOLIO MANAGER     since July 2001, and has been with Franklin Templeton
       FRANKLIN MUTUAL                 Investments since February 1993.

       Mr. Sondike is expected to eventually transition from day-to-day management of the Fund to develop alternative investment products for Franklin Mutual.


       The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of it average daily net assets to Franklin Mutual for its services.


                Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Highlights


                                                                                               Class 1
                                                                                  -------------------------------
                                                                                                      Year Ended
                                                                                   Six Months Ended  December 31,
                                                                                     June 30, 2001   ------------
                                                                                      (unaudited)        2000
                                                                                  -------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................       $  14.24        $  13.23
                                                                                        --------        --------
Income from investment operations:
 Net investment income/d/ .......................................................            .12             .30
 Net realized and unrealized gains (losses) .....................................           1.53            1.42
                                                                                         -------        --------
Total from investment operations ................................................           1.65            1.72
                                                                                         -------        --------
Less distributions from:
 Net investment income ..........................................................           (.29)           (.38)
 Net realized gains .............................................................           (.94)           (.33)
                                                                                         -------        --------
Total distributions .............................................................          (1.23)           (.71)
                                                                                         -------        --------
Net asset value, end of period ..................................................        $ 14.66        $  14.24
                                                                                         =======        ========

Total return/b/ .................................................................          11.73%          13.62%

Ratios/supplemental data
Net assets, end of period (000's) ...............................................       $434,995        $407,063
Ratios to average net assets:
 Expenses/e/ ....................................................................            .79%/a/         .80%
 Net investment income ..........................................................           1.60%/a/        2.23%
Portfolio turnover rate .........................................................          27.09%          66.67%

/e/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:

 Expenses .......................................................................            .78%/a/         .77%



                                                                                                         Class 1
                                                                                  ------------------------------------------------
                                                                                                Year Ended December 31,
                                                                                  ------------------------------------------------
                                                                                      1999        1998        1997        1996/c/
                                                                                  ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................   $  11.96    $  12.18    $  10.35    $  10.00
                                                                                    --------    --------    --------    --------
Income from investment operations:
 Net investment income/d/ .......................................................        .20         .28         .13         .02
 Net realized and unrealized gains (losses) .....................................       1.41        (.25)       1.71         .33
                                                                                    --------    --------    --------    --------
Total from investment operations ................................................       1.61         .03        1.84         .35
                                                                                    --------    --------    --------    --------
Less distributions from:
 Net investment income ..........................................................       (.34)       (.13)       (.01)         --
 Net realized gains .............................................................         --        (.12)         --          --
                                                                                    --------    --------    --------    --------
Total distributions .............................................................       (.34)       (.25)       (.01)         --
                                                                                    --------    --------    --------    --------
Net asset value, end of period ..................................................   $  13.23    $  11.96    $  12.18    $  10.35
                                                                                    ========    ========    ========    ========
Total return/b/ .................................................................      13.40%        .09%      17.73%       3.50%

Ratios/supplemental data
Net assets, end of period (000's) ...............................................   $448,278    $482,444    $387,787    $ 27,677
Ratios to average net assets:
 Expenses/e/ ....................................................................        .79%        .79%        .80%       1.00%/a/
 Net investment income ..........................................................       1.59%       2.60%       2.10%       2.56%/a/
Portfolio turnover rate .........................................................      80.02%      70.19%      49.01%       1.31%

/e/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:

 Expenses .......................................................................        .77%        .77%         --          --

/a/Annualized
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period November 8, 1996 (effective date) to December 31, 1996. /d/Based on average shares outstanding effective year ended December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Highlights (continued)


                                                                                                     Class 2
                                                                                 --------------------------------------------
                                                                                  Six Months Ended    Year Ended December 31,
                                                                                    June 30, 2001   -------------------------
                                                                                     (unaudited)        2000        1999/d/
                                                                                 --------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................     $  14.22         $ 13.25      $ 12.36
                                                                                      --------         -------      -------
Income from investment operations:
 Net investment income/c/ .......................................................          .10             .26          .16
 Net realized and unrealized gains ..............................................         1.53            1.41         1.07
                                                                                      --------         -------      -------
Total from investment operations ................................................         1.63            1.67         1.23
                                                                                      --------         -------      -------
Less distributions from:
 Net investment income ..........................................................         (.28)           (.37)        (.34)
 Net realized gains .............................................................         (.94)           (.33)          --
                                                                                      --------         -------      -------
Total distributions .............................................................        (1.22)           (.70)        (.34)
                                                                                      --------         -------      -------
Net asset value, end of period ..................................................     $  14.63         $ 14.22      $ 13.25
                                                                                      ========         =======      =======
Total return/b/ .................................................................        11.62%          13.25%        9.91%

Ratios/supplemental data
Net assets, end of period (000's) ...............................................     $115,047         $37,087      $ 5,716

Ratios to average net assets:
 Expenses/e/ ....................................................................         1.04%/a/        1.05%        1.04%/a/
 Net investment income ..........................................................         1.32%/a/        1.96%        1.26%/a/
Portfolio turnover rate .........................................................        27.09%          66.67%       80.02%

/e/Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:

 Expenses .......................................................................         1.03%/a/        1.02%          --

/a/Annualized
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Based on average shares outstanding.
/d/For the period January 6, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited)




                                                                               SHARES/
                                                               COUNTRY         WARRANTS         VALUE
--------------------------------------------------------------------------------------------------------
     Common Stocks 71.1%
     Aerospace & Defense 1.4%
     European Aeronautic Defense & Space Co. ..........      Netherlands         49,066      $   903,422
     Goodrich Corp. ...................................     United States        83,332        3,164,949
     Honeywell International Inc. .....................     United States       102,300        3,579,477
                                                                                             -----------
                                                                                               7,647,848
                                                                                             -----------
     Auto Components 2.4%
     Borg Warner Inc. .................................     United States        24,155        1,198,571
     Delphi Automotive Systems Corp. ..................     United States       512,960        8,171,453
 /a/ Lear Corp. .......................................     United States       102,291        3,569,956
                                                                                             -----------
                                                                                              12,939,980
                                                                                             -----------
     Banks 2.6%
     Allied Irish Banks PLC ...........................    Irish Republic        26,500          297,244
     Bank of Ireland ..................................    Irish Republic       235,750        2,335,008
     Greenpoint Financial Corp. .......................     United States        75,294        2,891,290
 /a/ Nippon Investment Partners, LP ...................     United States     1,148,000        1,148,000
     Sovereign Bancorp Inc. ...........................     United States       377,100        4,902,300
     U.S. Bancorp .....................................     United States       119,952        2,733,706
                                                                                             -----------
                                                                                              14,307,548
                                                                                             -----------
     Beverages 1.1%
     Brown-Forman Corp., A ............................     United States         1,800          117,990
     Brown-Forman Corp., B ............................     United States        58,600        3,746,884
     Pepsi Bottling Group Inc. ........................     United States        48,500        1,944,850
                                                                                             -----------
                                                                                               5,809,724
                                                                                             -----------
 /a/ Building Products .4%
     American Standard Cos. Inc. ......................     United States        35,350        2,124,535
                                                                                             -----------
     Chemicals 1.4%
     Akzo Nobel NV ....................................      Netherlands         46,000        1,947,057
     Imperial Chemical Industries PLC .................    United Kingdom       318,200        1,866,079
     Imperial Chemical Industries PLC, ADR ............    United Kingdom         3,900           92,625
 /a/ Syngenta AG ......................................      Switzerland         69,295        3,625,800
                                                                                             -----------
                                                                                               7,531,561
                                                                                             -----------
     Commercial Services & Supplies 2.5%
 /a/ Cendant Corp. ....................................     United States       158,400        3,088,800
     Galileo International Inc. .......................     United States        68,930        2,240,225
 /a/ Republic Services Inc. ...........................     United States       281,500        5,587,775
     Waste Management Inc. ............................     United States        94,700        2,918,654
                                                                                             -----------
                                                                                              13,835,454
                                                                                             -----------
 /a/ Computers & Peripherals .5%
     Apple Computer Inc. ..............................     United States       125,300        2,913,225
     Decisionone Corp. ................................     United States        26,349           79,047
                                                                                             -----------
                                                                                               2,992,272
                                                                                             -----------
     Construction Materials .7%
     Martin Marietta Materials Inc. ...................     United States        73,400        3,632,566
                                                                                             -----------
     Containers & Packaging
     Kinnevik AB, B ...................................        Sweden            10,100          208,767
                                                                                             -----------
     Diversified Financials 5.8%
     Bear Stearns Cos. Inc. ...........................     United States       127,951        7,545,270
 /a/ Berkshire Hathaway Inc., A .......................     United States            57        3,955,800
 /a/ Berkshire Hathaway Inc., B .......................     United States         2,782        6,398,600

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                      SHARES/
                                                                       COUNTRY        WARRANTS         VALUE
--------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Diversified Financials (cont.)
    Household International Inc. ..............................     United States      55,665      $ 3,712,856
    JP Morgan Chase & Co. .....................................     United States      91,100        4,063,060
    Lehman Brothers Holdings Inc. .............................     United States      34,300        2,666,825
/a/ MFN Financial Corp. .......................................     United States      39,778          291,374
    Stilwell Financial Inc. ...................................     United States      90,500        3,037,180
                                                                                                   -----------
                                                                                                    31,670,965
                                                                                                   -----------
    Diversified Telecommunication Services 8.3%
    Alltel Corp. ..............................................     United States      55,825        3,419,840
    AT&T Corp. ................................................     United States     439,038        9,658,836
    BellSouth Corp. ...........................................     United States     136,600        5,500,882
    British Telecommunications PLC ............................    United Kingdom     412,320        2,592,004
    Qwest Communications International Inc. ...................     United States      80,300        2,559,161
    Sprint Corp. (FON Group) ..................................     United States     293,100        6,260,616
    TDC AS ....................................................        Denmark         25,900          933,625
    Telephone & Data Systems Inc. .............................     United States     136,610       14,856,338
                                                                                                   -----------
                                                                                                    45,781,302
                                                                                                   -----------
    Electric Utilities 1.1%
    E.On AG ...................................................        Germany         26,700        1,387,811
    Endesa SA .................................................         Spain         120,400        1,920,252
    Endesa SA, ADR ............................................         Spain           5,000           79,400
    PG & E Corp. ..............................................     United States     221,800        2,484,160
                                                                                                   -----------
                                                                                                     5,871,623
                                                                                                   -----------
/a/ Food & Drug Retailing .1%
    Brunos Inc., unit .........................................     United States       5,044          504,400
                                                                                                   -----------
    Food Products 1.1%
    Cadbury Schweppes PLC .....................................    United Kingdom     171,900        1,159,200
/a/ Kraft Foods Inc. ..........................................     United States      41,900        1,298,900
    Ralston-Ralston Purina Group ..............................     United States      69,300        2,080,386
    Sensient Technologies Corp. ...............................     United States      60,300        1,237,356
                                                                                                   -----------
                                                                                                     5,775,842
                                                                                                   -----------
    Health Care Providers & Services 1.7%
    CIGNA Corp. ...............................................     United States      24,300        2,328,426
/a/ Health Net Inc., A ........................................     United States      58,465        1,017,291
/a/ Kindred Healthcare Inc. ...................................     United States      78,715        3,589,404
/a/ Kindred Healthcare Inc., Series A, wts., 4/20/06 ..........     United States      12,897          220,539
/a/ Kindred Healthcare Inc., Series B, wts., 4/20/06 ..........     United States      32,243          490,094
/a/ Wellpoint Health Networks Inc. ............................     United States      16,800        1,583,232
                                                                                                   -----------
                                                                                                     9,228,986
                                                                                                   -----------
    Hotels Restaurants & Leisure 1.6%
/a/ Fine Host Corp. ...........................................     United States     139,062        1,251,558
    P & O Princess Cruises PLC ................................    United Kingdom     371,440        1,932,788
/a/ Park Place Entertainment Corp. ............................     United States     355,100        4,296,710
    Starwood Hotels & Resorts Worldwide Inc. ..................     United States      42,315        1,577,503
                                                                                                   -----------
                                                                                                     9,058,559
                                                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                               SHARES/
                                                                COUNTRY        WARRANTS         VALUE
--------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Household Products .6%
    Kimberly-Clark Corp. ................................     United States      62,700      $ 3,504,930
                                                                                             -----------
    Industrial Conglomerates 1.3%
    Tyco International Ltd. .............................     United States     129,399        7,052,245
                                                                                             -----------
    Insurance 5.1%
/a/ Alleghany Corp. .....................................     United States      19,030        3,863,090
    Allmerica Financial Corp. ...........................     United States      68,500        3,938,750
    MBIA Inc. ...........................................     United States      61,300        3,413,184
    Old Republic International Corp. ....................     United States     169,500        4,915,500
    PMI Group Inc. ......................................     United States      93,050        6,761,013
    White Mountain Insurance Group Inc. .................     United States      14,210        5,346,513
                                                                                             -----------
                                                                                              28,238,050
                                                                                             -----------
/a/ Machinery .2%
    BBA Group PLC .......................................    United Kingdom     335,600        1,182,288
                                                                                             -----------
    Marine .3%
    Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom     450,640        1,685,796
                                                                                             -----------
    Media 11.9%
/a/ AT&T Corp. - Liberty Media Group, A .................     United States     502,261        8,784,545
/a/ Clear Channel Communications Inc. ...................     United States      33,100        2,075,370
    Dow Jones & Co. Inc. ................................     United States      12,600          752,346
/a/ Fox Entertainment Group Inc., A .....................     United States      81,300        2,268,270
/a/ General Motors Corp., H .............................     United States     315,648        6,391,872
    Lagardere SCA .......................................        France         211,372        9,948,854
    Meredith Corp. ......................................     United States      82,159        2,942,114
    NV Holdingsmig de Telegraaf .........................      Netherlands          868           15,431
    Readers Digest Association Inc., A ..................     United States     189,800        5,456,750
    Rogers Communications Inc., B .......................        Canada           2,100           31,356
    Scripps Co., A ......................................     United States     122,685        8,465,265
/a/ USA Networks Inc. ...................................     United States     171,000        4,820,490
    Vivendi Universal SA ................................        France          60,195        3,508,449
    Washington Post Co., B ..............................     United States      17,590       10,096,660
                                                                                             -----------
                                                                                              65,557,772
                                                                                             -----------
    Metals & Mining
    Philip Services Corp. ...............................        Canada          24,406           69,435
                                                                                             -----------
    Multiline Retail 4.2%
/a/ Federated Department Stores Inc. ....................     United States     347,454       14,766,795
    May Department Stores Co. ...........................     United States     138,000        4,727,880
    Sears, Roebuck & Co. ................................     United States      87,200        3,689,432
                                                                                             -----------
                                                                                              23,184,107
                                                                                             -----------
    Multi-Utilities .6%
    Suez SA .............................................        France         108,470        3,489,346
                                                                                             -----------
    Oil & Gas 1.1%
    Burlington Resources Inc. ...........................     United States      48,700        1,945,565
    Conoco Inc., A ......................................     United States      85,500        2,411,100
    Tosco Corp. .........................................     United States      36,600        1,612,230
                                                                                             -----------
                                                                                               5,968,895
                                                                                             -----------
    Paper & Forest Products 4.0%
    Abitibi-Consolidated Inc. ...........................        Canada         692,173        5,290,727
    Boise Cascade Corp. .................................     United States     121,400        4,269,638
    International Paper Co. .............................     United States     180,300        6,436,710

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                      SHARES/
                                                                       COUNTRY        WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
      Paper & Forest Products (cont.)
      Mead Corp. ..............................................     United States     156,200      $  4,239,268
      Rayonier Inc. ...........................................     United States      37,950         1,762,778
                                                                                                   ------------
                                                                                                     21,999,121
                                                                                                   ------------
      Pharmaceuticals 1.2%
      Merck & Co. Inc. ........................................     United States      25,000         1,597,750
      Schering-Plough Corp. ...................................     United States      47,200         1,710,528
      Taisho Pharmaceutical Co. Ltd. ..........................         Japan          59,600         1,120,606
      Takeda Chemical Industries Ltd. .........................         Japan          43,700         2,032,232
                                                                                                   ------------
                                                                                                      6,461,116
                                                                                                   ------------
      Real Estate .7%
  /a/ Alexander's Inc. ........................................     United States       8,000           480,800
      Cheung Kong Holdings Ltd. ...............................       Hong Kong        67,860           739,509
/a,c/ Security Capital European Realty ........................      Luxembourg        27,030           422,073
      St. Joe Co. .............................................     United States      50,700         1,363,323
      Ventas Inc. .............................................     United States      97,800         1,070,910
                                                                                                   ------------
                                                                                                      4,076,615
                                                                                                   ------------
      Road & Rail 1.8%
      Burlington Northern Santa Fe Corp. ......................     United States      84,100         2,537,297
      Canadian National Railway Co. ...........................        Canada          26,800         1,084,644
      Florida East Coast Industries Inc., A ...................     United States     111,400         3,943,560
      Florida East Coast Industries Inc., B ...................     United States      24,413           861,779
      Railtrack Group PLC .....................................    United Kingdom     357,395         1,678,760
                                                                                                   ------------
                                                                                                     10,106,040
                                                                                                   ------------
  /a/ Semiconductor Equipment & Products .6%
      Agere Systems Inc., A ...................................     United States     414,600         3,109,500
                                                                                                   ------------
  /a/ Specialty Retail .4%
      Payless Shoesource Inc. .................................     United States      38,015         2,459,571
                                                                                                   ------------
      Textiles & Apparel .3%
      Compagnie Financiere Richemont AG, Br., A ...............      Switzerland          547         1,387,699
                                                                                                   ------------
      Tobacco 3.4%
  /a/ Altadis SA ..............................................         Spain         391,855         5,586,223
      British American Tobacco PLC ............................    United Kingdom     623,440         4,734,588
      British American Tobacco PLC, ADR .......................    United Kingdom       6,300            99,540
      Gallaher Group PLC ......................................    United Kingdom     365,650         2,298,618
      Gallaher Group PLC, ADR .................................    United Kingdom      18,200           453,180
      Philip Morris Cos. Inc. .................................     United States      56,700         2,877,525
      UST Inc. ................................................     United States      99,400         2,868,684
                                                                                                   ------------
                                                                                                     18,918,358
                                                                                                   ------------
  /a/ Wireless Telecommunication Services .7%
      AT&T Wireless Group .....................................     United States     221,500         3,621,525
                                                                                                   ------------
      Total Common Stocks (Cost $313,663,329)..................                                     390,994,341
                                                                                                   ------------
      Preferred Stocks 1.2%
      Finova Finance Trust, 5.50%, cvt. pfd. ..................     United States      13,460           452,593
      Henkel KGAA, pfd. .......................................        Germany         21,800         1,264,148
  /c/ White Mountain Insurance Group Inc., cvt. pfd. ..........     United States      15,000         5,079,375
                                                                                                   ------------
      Total Preferred Stocks (Cost $4,493,032).................                                       6,796,116
                                                                                                   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                     PRINCIPAL
                                                                                     COUNTRY          AMOUNT*              VALUE
------------------------------------------------------------------------------------------------------------------------------------
      Corporate Bonds and Notes 1.9%
      Arch Wireless Inc., Tranche B-1, Term Loan 6/30/06 .......................   United States   $  2,097,100        $ 1,153,405
      Eurotunnel Finance Ltd.:
       Equity Note, 12/31/03 ...................................................  United Kingdom        286,406 GBP        193,338
       Participating Loan Note, 4/30/40 ........................................  United Kingdom         58,000 GBP         35,074
      Eurotunnel Finance PLC:
       12/31/25, Tier 3 ........................................................  United Kingdom        357,240 GBP        346,659
       12/31/50, Resettable Advance R5 .........................................  United Kingdom        583,367 GBP        313,810
      Eurotunnel Stabilization Facility:
       Stabilization Advance S8, Tier 1 ........................................  United Kingdom        220,793 GBP         85,391
       Stabilization Advance S8, Tier 2 ........................................  United Kingdom        201,512 GBP         68,015
      Eurotunnel SA:
       12/31/25, Tier 3 (Libor) ................................................      France            344,444 EUR        195,364
       12/31/25, Tier 3 (Pibor) ................................................      France             84,793 EUR         48,093
       12/31/50, Resettable Advance R4 .........................................      France            495,703 EUR        160,511
       Stabilization Advance S6, Tier 1 (Pibor) ................................      France            109,282 EUR         25,441
       Stabilization Advance S7, Tier 1 (Pibor) ................................      France             74,647 EUR         17,378
       Stabilization Advance S6, Tier 2 (Pibor) ................................      France            169,381 EUR         34,413
      Fremont General Corp., Series B, 7.875%, 3/17/09 .........................   United States        157,000            115,395
      HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 .............................  United Kingdom      1,235,000            185,250
      Kindred Healthcare Operating Inc., senior secured note, FRN, 4/18/08 .....   United States      1,679,627          1,587,247
      Meditrust Corp., 7.114%, 8/15/04 .........................................   United States        130,000            121,550
      Philip Services Corp.:
       PIK, 10.00%, 5/01/05 ....................................................      Canada            111,689             67,013
       Senior Term Debt, 9.00%, 5/01/05 ........................................      Canada            201,914            131,244
       6.00%, 4/15/10 ..........................................................      Canada                779                 23
      Service Corp. International:
       6.30%, 3/15/03 ..........................................................   United States        615,000            581,175
       7.375%, 4/15/04 .........................................................   United States        335,000            307,363
       6.00%, 12/15/05 .........................................................   United States        930,000            776,550
       7.20%, 6/01/06 ..........................................................   United States         65,000             56,225
       6.875%, 10/01/07 ........................................................   United States        325,000            269,750
       6.50%, 3/15/08 ..........................................................   United States        265,000            212,000
       7.70%, 4/15/09 ..........................................................   United States        849,000            708,915
      Southwest Royalties Inc., B, 10.50%, 10/15/04 ............................   United States        870,000            756,900
      Xerox Credit Corp.:
       0.80%, 12/16/02 .........................................................   United States    100,000,000 JPY        653,464
       1.50%, 6/06/05 ..........................................................   United States    200,000,000 JPY      1,106,479
                                                                                                                       -----------
      Total Corporate Bonds and Notes (Cost $10,107,077)........................                                        10,313,435
                                                                                                                       -----------
/a,b/ Bonds & Notes In Reorganization 6.4%
      Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ......................   United States         45,000             29,250
      Altos Hornos de Mexico SA:
       cvt., 5.50%, 12/15/01 ...................................................      Mexico             20,000              5,800
       Series A, 11.375%, 4/30/02 ..............................................      Mexico            326,000             94,540
       Series B, 11.875%, 4/30/04 ..............................................      Mexico            350,000            101,500
       Tranche A, Term Loan ....................................................      Mexico            117,181             33,982
      Decisionone Corp., Term Loan .............................................   United States        995,503            746,628
      Dow Corning Corp.:
       9.375, 2/01/08 ..........................................................   United States        550,000            918,500
       Bank Claim ..............................................................   United States        100,000            146,000
      Edison International:
       Zero Cpn., 1/22/01 ......................................................   United States        115,000             85,100
       FRN, 6.5638%, 11/01/01 ..................................................   United States         25,000             23,500
       6.875%, 9/15/04 .........................................................   United States      1,576,000          1,245,040

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                       PRINCIPAL
                                                       COUNTRY          AMOUNT*         VALUE
-----------------------------------------------------------------------------------------------
/a,b/ Bonds and Notes In Reorganization (cont.)
      Finova Capital Corp.:
       FRN, 6.525%, 5/01/01 ...................    United States     $  110,000     $  103,400
       FRN, 5.5675%, 8/14/01 ..................    United States        109,000        102,460
       5.875%, 10/05/01 .......................    United States        213,000        200,220
       9.125%, 2/27/02 ........................    United States         50,000         47,000
       6.12%, 5/28/02 .........................    United States         65,000         61,100
       6.50%, 7/28/02 .........................    United States         20,000         18,800
       6.39%, 10/08/02 ........................    United States        110,000        103,400
       6.25%, 11/01/02 ........................    United States        475,000        446,500
       6.54%, 11/15/02 ........................    United States         35,000         32,900
       5.99%, 1/10/03 .........................    United States         55,000         51,700
       6.11%, 2/18/03 .........................    United States      1,852,000      1,740,880
       6.15%, 3/31/03 .........................    United States         50,000         47,000
       FRN, 6.91%, 6/18/03 ....................    United States        155,000        145,700
       7.30%, 9/22/03 .........................    United States      1,160,000      1,090,400
       6.33%, 11/24/03 ........................    United States         90,000         84,600
       6.00%, 1/07/04 .........................    United States        155,000        145,700
       6.125%, 3/15/04 ........................    United States        888,000        834,720
       7.125%, 5/17/04 ........................    United States        315,000        296,100
       6.90%, 6/19/04 .........................    United States        380,000        357,200
       7.0638%, 9/23/04 .......................    United States         65,000         61,100
       7.429%, 10/14/04 .......................    United States         85,000         79,900
       7.25%, 11/08/04 ........................    United States      2,722,000      2,558,680
       6.375%, 5/15/05 ........................    United States        325,000        305,500
       6.71%, 11/07/05 ........................    United States        144,000        135,360
       7.40%, 5/06/06 .........................    United States        115,000        108,100
       7.25%, 7/12/06 .........................    United States        324,000        304,560
       7.40%, 6/01/07 .........................    United States         25,000         23,500
       6.75%, 3/09/09 .........................    United States        540,000        507,600
       7.625%, 9/21/09 ........................    United States        720,000        676,800
       Revolver 1 .............................    United States        276,000        259,440
       Revolver 2 .............................    United States        497,300        467,462
       Revolver 3 .............................    United States        553,000        519,820
      Genesis Health Ventures Inc.:
       Revolver ...............................    United States        112,000         77,280
       Term Loan A ............................    United States         55,698         38,432
       Term Loan B ............................    United States        286,043        197,369
       Term Loan C ............................    United States        285,175        196,771
      Greyhound Financial Corp.:
       Series B, 7.82%, 1/27/03 ...............    United States         70,000         65,800
       7.25%, 4/01/01 .........................    United States         45,000         42,300
      Harnischfeger Industries Inc.:
       Bank Claim .............................    United States        603,475        392,259
       8.90%, 3/01/22 .........................    United States        410,000        266,500
       8.70%, 6/15/22 .........................    United States        360,000        234,000
       7.25%, 12/15/25 ........................    United States        519,000        337,350
       6.875%, 2/15/27 ........................    United States        463,000        300,950
      Integrated Health Services Inc.:
       Revolver ...............................    United States      1,946,542      1,148,460
       Term Loan, Tranche B ...................    United States      2,062,295      1,216,754
       Term Loan, Tranche C ...................    United States        726,219        428,469

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                             PRINCIPAL
                                                                            COUNTRY           AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------
/a,b/ Bonds and Notes In Reorganization (cont.)
      Laidlaw Inc.:
       Revolver .....................................................        Canada        $  1,628,433      $  830,501
       7.70%, 8/15/02 ...............................................        Canada             689,000         334,165
       7.05%, 5/15/03 ...............................................        Canada             420,000         203,700
       6.65%, 10/01/04 ..............................................        Canada              24,000          11,400
       7.875%, 4/15/05 ..............................................        Canada             385,000         186,725
       6.50%, 5/01/05 ...............................................        Canada             330,000         156,750
       7.65%, 5/15/06 ...............................................        Canada             240,000         116,400
       6.70%, 5/01/08 ...............................................        Canada             295,000         140,125
       8.75%, 4/15/25 ...............................................        Canada             361,000         175,085
       6.72%, 10/01/27 ..............................................        Canada             835,000         396,625
      Loewen Group Inc.:
       144A, 6.70%, 10/01/99 ........................................        Canada           1,120,000         593,600
       Revolver .....................................................        Canada             643,980         418,587
       Series 5, 6.10%, 10/01/02 ....................................        Canada             751,000 CAD     301,865
       Term Loan ....................................................        Canada             108,500          70,525
      Loewen Group International Inc.:
       7.50%, 4/15/01 ...............................................        Canada             350,000         213,500
       7.75%, 10/15/01 ..............................................        Canada             245,000         139,650
       8.25%, 4/15/03 ...............................................        Canada             270,000         164,700
       7.20%, 6/01/03 ...............................................        Canada           1,765,000         935,450
       8.25%, 10/15/03 ..............................................        Canada             430,000         245,100
       7.60%, 6/01/08 ...............................................        Canada           1,335,000         707,550
      Multicare Companies Inc.:
       Revolver .....................................................    United States           55,688          42,323
       Term Loan A ..................................................    United States           66,689          50,684
       Term Loan B ..................................................    United States          274,790         208,840
       Term Loan C ..................................................    United States           91,181          69,298
      Optel Inc.:
       13.00%, 2/15/05 ..............................................    United States          720,000         255,600
       11.50%, 7/01/08 ..............................................    United States           25,000           8,875
      PG & E Corp.:
       Commercial Paper, 1/18/01 ....................................    United States           92,000          63,480
       Commercial Paper, 1/30/01 ....................................    United States           45,000          31,050
       Commercial Paper, 2/16/01 ....................................    United States          136,000          93,840
       144A, FRN, 10/31/01 ..........................................    United States        1,875,000       1,368,750
       MTN, 5.94%, 10/07/03 .........................................    United States          115,000          83,950
       7.375%, 11/01/05 .............................................    United States        2,269,000       1,656,370
       6.75%, 10/01/23 ..............................................    United States           25,000          21,000
      PIV Investment Finance (Cayman) Ltd., 2/20/49 .................      Hong Kong         12,200,000       1,738,500
      Port Seattle Wash Indl Dv Cpt Proj., 6.00%, 12/01/17 ..........    United States           20,000          13,000
      Pratama Datakom Asia BV:
       144A, 12.75%, 7/15/05 ........................................      Indonesia            140,000          15,400
       Reg S, 12.75%, 7/15/05 .......................................      Indonesia            790,000          86,900
      Safety Kleen Corp.:
       Revolver .....................................................    United States          195,580          73,350
       Term Loan ....................................................        Canada              55,747 CAD      13,775
       Term Loan A ..................................................    United States          307,253         115,220
       Term Loan B ..................................................    United States          407,305         152,739
       Term Loan C ..................................................    United States          407,305         152,739
      SFC New Holdings Inc., PIK, 13.25%, 8/15/03 ...................    United States        1,407,000          63,315
      Southern California Edison Co.:
       FRN, 6.5138%, 5/01/02 ........................................    United States          560,000         417,200
       7.20%, 11/03/03 ..............................................    United States        2,466,000       1,837,170
       6.375%, 1/15/06 ..............................................    United States           65,000          44,525
       7.125%, 7/15/25 ..............................................    United States           55,000          45,375

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                      PRINCIPAL
                                                                                        COUNTRY        AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------------------
/a,b/ Bonds and Notes In Reorganization (cont.)
      United Companies Financial Corp., Revolver ..................................  United States  $ 2,450,427       $     61,260
                                                                                                                      ------------
      Total Bonds & Notes in Reorganization (Cost $29,055,229).....................                                     35,416,667
                                                                                                                      ------------
      Companies in Liquidation
      Nippon Credit Bank Ltd., Bank Claim .........................................      Japan       48,820,209 JPY          3,914
      Nippon Total Finance, Bank Claim ............................................      Japan       46,379,531 JPY          1,487
      Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 .....................    Hong Kong      5,000,000 JPY          2,856
                                                                                                                      ------------
      Total Companies in Liquidation ..............................................                                          8,257
                                                                                                                      ============
      Short Term Investments 18.8%
      Federal National Mortage Association, 3.51% to 4.98%, with maturities
       to 9/04/01 .................................................................  United States   18,930,000         18,856,505
  /d/ Federal Home Loan Bank, 3.51% to 5.12%, with maturities to 8/29/01 ..........  United States   60,748,000         60,685,303
      Federal Home Loan Mortgage Corp., 3.80% to 5.00%, with maturities
       to 8/17/01 .................................................................  United States   23,700,000         23,670,656
                                                                                                                      ------------
      Total Short Term Investments (Cost $103,161,108).............................                                    103,212,464
                                                                                                                      ------------
      Total Investments (Cost $460,479,775) 99.4%..................................                                    546,741,280
      Securities Sold Short (.3%) .................................................                                     (1,681,500)
      Net Equity in Forward Contracts .3% .........................................                                      1,503,978
      Other Assets, less Liabilities .6% ..........................................                                      3,478,408
                                                                                                                      ------------
      Total Net Assets 100.0% .....................................................                                   $550,042,166
                                                                                                                      ============
  /e/ Securities Sold Short (Proceeds $1,697,788)


      ISSUER                                                                            COUNTRY          SHARES           VALUE
      ----------------------------------------------------------------------------------------------------------------------------
      Phillips Petroleum Co. ......................................................  United States       29,500       $  1,681,500
                                                                                                                      ============

Currency Abbreviations:


CAD- Canadian Dollar
EUR- European Unit
GBP- British Pound
JPY- Japanese Yen


*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing.
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(f) regarding securities segregated with broker for securities sold short.
/e/See Note 1(f) regarding securities sold short.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
 Investments in securities:
  Costs .........................................................    $460,479,775
                                                                     ============
  Value .........................................................     546,741,280
 Cash ...........................................................         601,363
 Receivables:
  Investment securities sold ....................................       4,380,257
  Capital shares sold ...........................................       1,234,995
  Dividends and interest ........................................         539,772
 Unrealized gain on forward exchange contracts (Note 6) .........       1,587,283
 Deposits with broker for securities sold short .................         163,971
                                                                     ------------
    Total assets ................................................     555,248,921
                                                                     ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................       2,239,015
  Capital shares redeemed .......................................         792,475
  Affiliates ....................................................         367,519
 Securities sold short, at value (proceeds $1,697,788)...........       1,681,500
 Unrealized loss on forward exchange contracts (Note 6) .........          83,305
 Other liabilities ..............................................          42,941
                                                                     ------------
    Total liabilities ...........................................       5,206,755
                                                                     ------------
     Net assets, at value .......................................    $550,042,166
                                                                     ============
Net assets consist of:
 Undistributed net investment income ............................    $  2,361,159
 Net unrealized appreciation ....................................      87,781,771
 Accumulated net realized gain ..................................      18,125,834
 Capital shares .................................................     441,773,402
                                                                     ------------
     Net assets, at value .......................................    $550,042,166
                                                                     ============
Class 1:
 Net asset, at value ............................................    $434,994,738
                                                                     ============
 Shares outstanding .............................................      29,662,950
                                                                     ============
 Net asset value and offering price per share ...................    $      14.66
                                                                     ============
Class 2:
 Net asset, at value ............................................    $115,047,428
                                                                     ============
 Shares outstanding .............................................       7,864,910
                                                                     ============
 Net asset value and offering price per share ...................    $      14.63
                                                                     ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
 (net of foreign taxes of $124,019)
 Dividends ................................................................    $ 2,683,516
 Interest .................................................................      3,113,558
                                                                               -----------
   Total investment income ................................................      5,797,074
                                                                               -----------
Expenses:
 Management fees (Note 3) .................................................      1,456,693
 Administrative fees (Note 3) .............................................        342,631
 Distribution fees - Class 2 (Note 3) .....................................         84,715
 Custodian fees ...........................................................          8,800
 Reports to shareholders ..................................................         44,000
 Professional fees ........................................................         25,650
 Trustees' fees and expenses ..............................................          2,250
 Dividends for securities sold short ......................................         27,203
 Other ....................................................................          5,600
                                                                               -----------
   Total expenses .........................................................      1,997,542
                                                                               -----------
    Net investment income .................................................      3,799,532
                                                                               -----------
Realized and unrealized gains:
 Net realized gain from:
   Investments ............................................................     15,855,427
   Foreign currency transactions ..........................................      1,557,459
                                                                               -----------
    Net realized gain .....................................................     17,412,886
 Net unrealized appreciation on:
   Investments ............................................................     29,662,188
   Translation of assets and liabilities denominated in foreign currencies       2,988,629
                                                                               -----------
    Net unrealized appreciation ...........................................     32,650,817
                                                                               -----------
Net realized and unrealized gain ..........................................     50,063,703
                                                                               -----------
Net increase in net assets resulting from operations ......................    $53,863,235
                                                                               ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets



                                                                                            Six Months Ended
                                                                                             June 30, 2001       Year Ended
                                                                                              (unaudited)     December 31, 2000
                                                                                           ----------------- ------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .................................................................   $   3,799,532     $   9,419,566
   Net realized gain from investments and foreign currency transactions ..................      17,412,886        37,151,317
   Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................      32,650,817         6,740,081
                                                                                             -------------     -------------
    Net increase in net assets resulting from operations .................................      53,863,235        53,310,964
 Distributions to shareholders from:
   Net investment income:
    Class 1 ..............................................................................      (7,851,268)      (11,439,569)
    Class 2 ..............................................................................      (1,837,489)         (324,220)
   Net realized gains:
    Class 1 ..............................................................................     (25,705,025)       (9,903,995)
    Class 2 ..............................................................................      (6,177,652)         (284,007)
                                                                                             -------------     -------------
 Total distributions to shareholders .....................................................     (41,571,434)      (21,951,791)
 Capital share transactions: (Note 2)
    Class 1 ..............................................................................      14,728,522       (69,864,071)
    Class 2 ..............................................................................      78,871,840        28,660,307
                                                                                             -------------     -------------
 Total capital share transactions ........................................................      93,600,362       (41,203,764)
    Net increase (decrease) in net assets ................................................     105,892,163        (9,844,591)
Net assets:
 Beginning of period .....................................................................     444,150,003       453,994,594
                                                                                             -------------     -------------
 End of period ...........................................................................   $ 550,042,166     $ 444,150,003
                                                                                             =============     =============
Undistributed net investment income included in net assets:
 End of period ...........................................................................   $   2,361,159     $   8,250,384
                                                                                             =============     =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 78% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.


The following summarizes the Fund's significant accounting policies.


a. Security Valuation


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Foreign Currency Contracts


The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.


The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps


The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the party agreed to make payment to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.


e. Options


In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may write put and covered call options.


Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjust daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put options is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.


f. Securities Sold Short


The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.


The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.


g. Income Taxes


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


h. Security Transactions, Investment Income, Expenses and Distributions


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                           Six Months Ended                  Year Ended
                                                            June 30, 2001                 December 31, 2000
                                                     -----------------------------------------------------------
                                                       Shares          Amount         Shares          Amount
Class 1 Shares:                                      -----------------------------------------------------------
Shares sold .....................................     1,541,864    $  23,196,243     2,033,736    $   26,833,517
Shares issued on merger/a/ ......................            --               --       295,300         3,756,224
Shares issued on reinvestment of distributions...     2,336,789       33,556,292     1,683,246        21,343,564
Shares redeemed .................................    (2,806,865)     (42,024,013)   (9,316,064)     (121,797,376)
                                                     -----------------------------------------------------------
Net (increase) decrease .........................     1,071,788    $  14,728,522    (5,303,782)   $  (69,864,071)
                                                     ===========================================================
Class 2 Shares:
Shares sold .....................................     5,372,006    $  80,871,501     2,444,338    $   32,563,297
Shares issued on merger/a/ ......................            --               --       251,168         3,197,391
Shares issued on reinvestment of distributions...       559,326        8,015,142        47,967           608,227
Shares redeemed .................................      (675,230)     (10,014,803)     (566,057)       (7,708,608)
                                                     -----------------------------------------------------------
Net increase ....................................     5,256,102    $  78,871,840     2,177,416    $   28,660,307
                                                     ===========================================================

/a/ On May 1, 2000, the Mutual Shares Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) -- Mutual Shares Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP -- Mutual Shares Investments Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                            Affiliation
----------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets as follows:

Annualized Fee Rate   Daily Net Assets
-------------------------------------------------------------------------
        .15%          First $200 million
        .135%         Over $200 million, up to and including $700 million
        .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, merger related expenses and passive foreign investment company shares. Net realized capital gains (losses) differs for financial statement and tax purposes primarily due to the differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At June 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $461,203,137 was as follows:

Unrealized appreciation ....................  $  96,656,799
Unrealized depreciation ....................    (11,118,656)
                                              -------------
Net unrealized appreciation (depreciation)..  $  85,538,143
                                              =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $148,687,420 and $108,735,115, respectively.

Transactions in call options written during the period ended June 30, 2001 were as follows:

                                            Number of    Premiums
                                            Contracts    Received
                                            ---------------------
Options outstanding at December 30, 2000        32       $  6,530
Options expired                                (32)        (6,530)
                                            ---------------------
Options outstanding at June 30, 2001            --       $     --
                                            =====================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

6. FORWARD CURRENCY CONTRACTS

At June 30, 2001, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                    In                                      Unrealized
                Contracts to Buy:                              Exchange for     Settlement Date             Gain (Loss)
------------------------------------------------------------------------------------------------------------------------
  1,135,000     Hong Kong Dollars ....................   U.S.  $   145,513          7/19/01           U.S.  $       10
                                                               ===========                                  ----------

                Contracts to Sell:
------------------------------------------------------
  6,612,275     Danish Krone .........................   U.S.  $   778,432          7/16/01           U.S.  $   26,932
 12,791,326     British Pounds .......................          18,058,820          7/18/01                     82,054
 10,635,153     Hong Kong Dollars ....................           1,364,826          7/19/01                      1,252
  1,775,000     European Unit ........................           1,519,605          7/25/01                     17,723
  1,277,000     Canadian Dollars .....................             841,706          7/31/01                        735
  5,000,000     Swedish Krona ........................             494,805          7/31/01                     35,645
    875,000     European Unit ........................             808,141           8/1/01                     67,871
  3,885,978     European Unit ........................           3,507,414           8/2/01                    219,840
    250,000     British Pounds .......................             352,176           8/2/01                        983
 10,970,824     European Unit ........................          10,020,206          8/16/01                    740,984
    941,000     Swedish Krona ........................              88,734          8/21/01                      2,341
  1,000,000     Canadian Dollars .....................             659,935          8/31/01                      1,741
  1,496,917     European Unit ........................           1,271,228          9/24/01                      5,861
    273,617     British Pounds .......................             384,706          9/25/01                      1,185
627,978,071     Japanese Yen .........................           5,109,043          9/27/01                     25,538
 14,792,373     European Unit ........................          12,849,139         11/21/01                    352,643
    798,214     Swiss Francs .........................             449,492         12/13/01                      3,945
                                                               -----------                                  ----------
                                                         U.S.  $58,558,409                                   1,587,273
                                                               ===========                                  ----------
Unrealized gain on forward exchange contracts                                                         U.S.  $1,587,283
                                                                                                            ----------
                Contracts to Buy:
------------------------------------------------------
  4,070,183     Hong Kong Dollars ....................   U.S.  $   522,059          7/19/01           U.S.  $     (205)
  3,793,044     Swedish Krona ........................             361,975          7/31/01                    (13,653)
    130,000     Swedish Krona ........................              11,943          8/21/01                         (8)
                                                               -----------                                  ----------
                                                         U.S.  $   895,977                            U.S.  $  (13,866)
                                                               -----------                                  ----------
                Contracts to Sell:
------------------------------------------------------
    100,000     British Pounds .......................   U.S.  $   139,866          7/18/01           U.S.  $     (673)
    692,098     Canadian Dollars .....................             452,947          7/31/01                     (2,835)
    500,000     Canadian Dollars .....................             321,444          8/16/01                     (7,740)
  5,968,281     Canadian Dollars .....................           3,873,141          8/31/01                    (55,151)
  1,668,854     Swiss Francs .........................             928,482         12/13/01                     (3,040)
                                                               -----------                                  ----------
                                                         U.S.  $ 5,715,880                                     (69,439)
                                                               ===========                                  ----------

Unrealized loss on forward exchange contracts                                                                  (83,305)
                                                                                                            ----------
Net unrealized gain on forward exchange contracts                                                     U.S.  $1,503,978
                                                                                                            ==========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2001, the Fund held defaulted securities with a value aggregating $35,416,667, representing 6.4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:

                                                           Acquisition
Shares   Issuer                                               Date           Cost        Value
-------------------------------------------------------------------------------------------------
27,030   Security Capital European Realty                     4/08/98     $  540,600   $  422,073
15,000   White Mountain Insurance Group Inc., cvt. Pfd.       6/01/01      3,000,000    5,079,375
                                                                                       ----------
  Total Restricted Securities (1.00% of Net Assets)                                    $5,501,448

                                             TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."
--------------------------------------------------------------------------------

Equity

The six months ended June 30, 2001, were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different sectors. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Not even six Federal Reserve Board (the Fed) short-term interest rate cuts were enough to buoy the equity markets for long.

In this environment, the Morgan Stanley Capital International All Country (MSCI
AC) World Free Index returned -9.93% during the period./1/ At the same time, the J.P. Morgan Global Government Bond Index (JPM GGBI) lost 4.96% in U.S. dollar terms./2/ Although the Fund posted a negative absolute return, our outperformance relative to the MSCI AC World Free Index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors. On June 30, 2001, the Fund held 83.7% of its total net assets in equities, 15.2% in fixed income and 1.1% in short-term investments and other net assets. During the period, we slightly increased the Fund's equity exposure, as we were successful in adding 14 new equity positions to the portfolio.

TMT stocks enjoyed sharp rallies in January and April. However, the group fell late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sector's deteriorating fundamentals. European equity markets turned in

1. Source: Standard & Poor's Micropal. The unmanaged MSCI AC World Free Index measures the performance of securities located in 48 countries including emerging markets in Latin America, Asia, and eastern Europe. Securities are based on those that are legally and practically available to foreign investors. It is a market cap weighted index.

2. Source: J.P. Morgan. The unmanaged J.P. Morgan GGBI comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[GRAPHIC OMITTED]

Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01


Europe                         48.6%
North America                  25.1%
Asia                           15.6%
Latin America/
Caribbean                       5.9%
Australia/New
Zealand                         2.1%
Mid-East/Africa                 1.6%
Short-Term
Investments &
Other Net Assets                1.1%

        Top Five Industries
   Templeton Asset Strategy Fund
     Based on Equity Securities
              6/30/01
                             % of Total
                             Net Assets
---------------------------------------
Telecommunication
Services                       11.1%
Insurance                       5.6%
Diversified Finance             5.5%
Electric Utilities              4.3%
Oil & Gas                       4.2%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

poor performances during the period, largely weighed down by the decline in TMT stocks and the euro's persistent weakness. The flagging currency seemed tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment. Asian markets turned in relatively strong performances apparently due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy. Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

Despite outperforming the MSCI AC World Free Index, the Fund suffered as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were Philips in household durables and AXA, Nordea and Zurich Financial Services in financials. Conversely, we had a number of strong performers from a wide variety of sectors including industrial company Alstom; energy producer Repsol YPF; and Latin American telecommu- nications giant Telmex.

Fund purchases during the period included an array of companies in different sectors as we attempted to maintain the Fund's broad diversification. These included transportation company Deutsche Post; industrial company Valeo SA; Japan's Nippon Express; and consumer goods provider Kraft. We even uncovered select opportunities, in our opinion, in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics; NEC Corporation in Japan; and British firm Cable & Wireless, while adding to our holding in U.S. telecommunications provider SBC Communications.

We focused our selling on reducing a handful of large holdings in financials Nomura and Nordea and pharmaceuticals companies Aventis and Teva Pharmaceuticals. In Japan, we eliminated our position in Sony, while reducing our Best Denki position. In Latin America, we sold our holdings in Telecom Argentina and America Movil SA, Telefonos de Mexico's wireless spinoff.

Fixed Income

Primarily as a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms. However, the index fell 4.96% in U.S. dollar terms because all major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./3/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52% in U.S. dollar terms./4/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Asset Strategy Fund attempted to maximize its return by allocating approximately 80% of its bond allocation to intermediate- and long-term global investment-grade bonds and approximately 20% of its bond weighting to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.

Looking Ahead

We believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by

3. Source: J.P. Morgan. The unmanaged J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer.

4. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.

The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

   Top Five Country Holdings
 Templeton Asset Strategy Fund
  Based on Equity Securities
            6/30/01
                     % of Total
Country              Net Assets
-------------------------------
U.S.                   16.5%
U.K.                   12.5%
Japan                   7.3%
France                  5.6%
Netherlands             5.6%

[GRAPHIC OMITTED]


Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
6/30/01

Stocks                83.7%
Fixed-Income
Securities            15.2%
Short-Term
Investments &
Other Net Assets       1.1%

major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's fixed income segment going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive return opportunities for the portfolio.

The euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

As for TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels and our belief that many TMT stocks continue to have high valuations. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as dramatically lower share prices may allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We will focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Asset Strategy Fund - Class 2 delivered a -6.15% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Asset Strategy Fund - Class 2*
Periods ended 6/30/01
                                                                         Since
                                                                       Inception
                                1-Year       5-Year       10-Year      (8/24/88)
--------------------------------------------------------------------------------
Cumulative Total Return         -8.26%       +54.70%     +215.95%      +271.19%
Average Annual Total Return     -8.26%        +9.12%      +12.19%       +10.75%
Value of $10,000 Investment     $9,174       $15,470      $31,595       $37,119

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +33.56% and +7.20%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Asset Strategy
Fund - Class 2

--------------------------------------------------------------------------------
Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

              Past performance does not guarantee future results.

                         TEMPLETON ASSET STRATEGY FUND
                FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                       SUPPLEMENT DATED AUGUST 15, 2001
                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page TA-6) with the following:

[GRAPHIC OMITTED]

MANAGEMENT

Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund's investment manager.

Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's sub-advisor. A team from Advisers provides TIC with investment management advice and assistance with respect to the Fund's investments in debt securities.

MANAGEMENT TEAM The team responsible for managing the equity portion of the Fund is:

Gary Clemons           Mr. Clemons has managed the equity portion of the Fund
EXECUTIVE VICE         since 1995, and has been with Franklin Templeton
PRESIDENT, TIC         Investments since 1990.

Tucker Scott, CFA      Mr. Scott has managed the equity portion of the Fund
VICE PRESIDENT, TIC    since 1998, and has been with Franklin Templeton
                       Investments since 1996.

Peter A. Nori, CFA     Mr. Nori has managed the equity portion of the Fund since
SENIOR VICE            1996, and has been with Franklin Templeton Investments
PRESIDENT, TIC         since 1987.

The Fund pays TIC a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of its average daily net assets to TIC for its services.

                Please keep this supplement for future reference.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON ASSET STRATEGY FUND
Financial Highlights/a/

                                                                  Class 1
                                                      -------------------------------
                                                      Six Months Ended    Year Ended
                                                       June 30, 2001     December 31,
                                                        (unaudited)          2000
                                                      -------------------------------
Per share operating performance
for a share outstanding throughout the period)
Net asset value, beginning of period ................     $  19.22        $  23.37
                                                      -------------------------------
Income from investment operations:
    Net investment income/b/ ........................          .40             .44
    Net realized and unrealized gains (losses) ......        (1.55)           (.45)
                                                      -------------------------------
Total from investment operations ....................        (1.15)           (.01)
                                                      -------------------------------
Less distributions from:
    Net investment income ...........................         (.26)           (.52)
    Net realized gains ..............................        (1.67)          (3.62)
                                                      -------------------------------
Total distributions .................................        (1.93)          (4.14)
                                                      -------------------------------
Net asset value, end of period ......................     $  16.14        $  19.22
                                                      ===============================
Total return/c/ .....................................        (6.05)%           .29%

Ratios/supplemental data
Net assets, end of period (000's) ...................     $556,116        $628,244
Ratios to average net assets:
    Expenses ........................................          .83% /d/        .81%
    Net investment income ...........................         3.04% /d/       2.20%
Portfolio turnover rate .............................        19.32%          30.32%

                                                                           Class 1
                                                      ------------------------------------------------
                                                                   Year Ended December 31,
                                                      ------------------------------------------------
                                                         1999         1998         1997         1996
                                                      ------------------------------------------------
Per share operating performance
for a share outstanding throughout the period)
Net asset value, beginning of period ................ $  22.46     $  22.35     $  21.08     $  18.72
                                                      ------------------------------------------------
Income from investment operations:
    Net investment income/b/ ........................      .44          .69          .67          .63
    Net realized and unrealized gains (losses) ......     3.78          .75         2.44         2.76
                                                      ------------------------------------------------
Total from investment operations ....................     4.22         1.44         3.11         3.39
                                                      ------------------------------------------------
Less distributions from:
    Net investment income ...........................     (.50)        (.66)        (.63)        (.58)
    Net realized gains ..............................    (2.81)        (.67)       (1.21)        (.45)
                                                      ------------------------------------------------
Total distributions .................................    (3.31)       (1.33)       (1.84)       (1.03)
                                                      ------------------------------------------------
Net asset value, end of period ...................... $  23.37     $  22.46     $  22.35     $  21.08
                                                      ================================================
Total return/c/ .....................................    22.86%        6.41%       15.52%       18.93%
Ratios/supplemental data
Net assets, end of period (000's) ................... $671,549     $692,163     $735,568     $556,027
Ratios to average net assets:
    Expenses ........................................      .74%         .78%         .74%         .64%
    Net investment income ...........................     2.06%        2.88%        3.32%        3.56%
Portfolio turnover rate .............................    45.34%       43.18%       45.27%       57.50%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON ASSET STRATEGY FUND
Financial Highlights/a/ (continued)

                                                                                  Class 2
                                                      ---------------------------------------------------------------
                                                      Six Months Ended              Year Ended December 31,
                                                        June 30, 2000    --------------------------------------------
                                                         (unaudited)      2000        1999        1998       1997/e/
                                                      ---------------------------------------------------------------
Per share operating performance
for a share outstanding throughout the period)
Net asset value, beginning of period ................     $ 19.13        $ 23.27     $ 22.38     $ 22.32      $20.40
                                                          -------        -------     -------     -------      ------
Income from investment operations:
    Net investment income/b/ ........................         .38            .37         .36         .63         .16
    Net realized and unrealized gains (losses) ......       (1.55)          (.43)       3.80         .74        1.76
                                                          -------        -------     -------     -------      ------
Total from investment operations ....................       (1.17)          (.06)       4.16        1.37        1.92
                                                          -------        -------     -------     -------      ------
Less distributions from:
    Net investment income ...........................        (.23)          (.46)       (.46)       (.64)         --
    Net realized gains ..............................       (1.67)         (3.62)      (2.81)       (.67)         --
                                                          -------        -------     -------     -------      ------
Total distributions .................................       (1.90)         (4.08)      (3.27)      (1.31)         --
                                                          -------        -------     -------     -------      ------
Net asset value, end of period ......................     $ 16.06        $ 19.13     $ 23.27     $ 22.38      $22.32
                                                          =======        =======     =======     =======      ======
Total return/c/ .....................................       (6.15)%          .04%      22.54%       6.10%       9.41%
Ratios/supplemental data
Net assets, end of period (000's) ...................     $37,376        $32,346     $20,962     $15,763      $9,665
Ratios to average net assets:
    Expenses ........................................        1.08%/d/       1.07%        .99%       1.03%      1.03%/d/
    Net investment income ...........................        2.86%/d/       1.91%       1.71%       2.61%      1.97%/d/
Portfolio turnover rate .............................       19.32%         30.32%      45.34%      43.18%     45.27%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2001 (unaudited)

                                                        COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------
   Common Stocks 81.5%
   Aerospace & Defense 1.7%
   BAE Systems PLC .............................    United Kingdom       153,055      $   732,923
   Rolls-Royce PLC .............................    United Kingdom     2,733,657        9,015,309
                                                                                      -----------
                                                                                        9,748,232
                                                                                      -----------
   Air Freight & Couriers 1.0%
   Deutsche Post AG ............................        Germany          382,790        6,059,726
                                                                                      -----------
   Airlines 1.6%
   British Airways PLC .........................    United Kingdom     1,925,900        9,317,211
                                                                                      -----------
   Auto Components 2.0%
   Autoliv Inc. ................................        Sweden           246,900        4,266,432
   Autoliv Inc., SDR ...........................        Sweden           129,000        2,216,098
   Valeo SA ....................................        France           137,950        5,569,280
                                                                                      -----------
                                                                                       12,051,810
                                                                                      -----------
   Automobiles 3.0%
   Fiat SpA ....................................         Italy           236,170        4,618,357
   Ford Motor Co. ..............................     United States       384,598        9,441,881
   General Motors Corp. ........................     United States        42,700        2,747,745
   Volkswagen AG ...............................        Germany           14,430          674,305
                                                                                      -----------
                                                                                       17,482,288
                                                                                      -----------
   Banks 3.6%
   Banca Nazionale del Lavoro SpA ..............         Italy           225,160          705,251
   Canadian Imperial Bank of Commerce ..........        Canada           140,000        4,764,760
   DNB Holding ASA .............................        Norway         2,178,900        9,452,321
   Nordea AB, FDR ..............................        Sweden         1,158,460        6,639,273
                                                                                      -----------
                                                                                       21,561,605
                                                                                      -----------
   Chemicals 2.8%
   Akzo Nobel NV ...............................      Netherlands        178,695        7,563,681
   BASF AG .....................................        Germany          232,000        9,093,264
                                                                                      -----------
                                                                                       16,656,945
                                                                                      -----------
   Commercial Services & Supplies 1.9%
/a/Ceridian Corp. ..............................     United States       305,700        5,860,269
   Chubb PLC ...................................    United Kingdom     1,581,900        3,698,575
   Kidde PLC ...................................    United Kingdom     1,581,900        1,813,136
                                                                                      -----------
                                                                                       11,371,980
                                                                                      -----------
   Communications Equipment .8%
   Alcatel SA ..................................        France           101,525        2,122,857
   Motorola Inc. ...............................     United States       153,930        2,549,081
                                                                                      -----------
                                                                                        4,671,938
                                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                             COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Computers & Peripherals 2.9%
   Compaq Computer Corp. ............................     United States       420,790      $ 6,518,037
   Fujitsu Ltd. .....................................         Japan           251,000        2,636,386
   Hewlett-Packard Co. ..............................     United States       127,500        3,646,500
   NEC Corp. ........................................         Japan           319,000        4,309,774
                                                                                           -----------
                                                                                            17,110,697
                                                                                           -----------
   Construction & Engineering 1.0%
   Kurita Water Industries Ltd. .....................         Japan           432,000        5,943,810
                                                                                           -----------
   Construction Materials .1%
   Hanson PLC .......................................    United Kingdom        96,900          713,402
                                                                                           -----------
   Diversified Financials 5.5%
   ING Groep NV .....................................      Netherlands        181,286       11,847,655
   Nomura Securities Co. Ltd. .......................         Japan           461,600        8,845,606
   Swire Pacific Ltd., A ............................       Hong Kong       2,200,000       11,395,018
   Swire Pacific Ltd., B ............................       Hong Kong         945,000          678,470
                                                                                           -----------
                                                                                            32,766,749
                                                                                           -----------
   Diversified Telecommunication Services 11.1%
   AT&T Corp. .......................................     United States       193,620        4,259,640
   Cable & Wireless PLC .............................    United Kingdom       975,500        5,737,953
   Korea Telecom Corp., ADR .........................      South Korea        319,300        7,018,214
   Nippon Telegraph & Telephone Corp. ...............         Japan             1,152        6,003,849
   Nippon Telegraph & Telephone Corp., ADR ..........         Japan             5,680          151,088
   PT Indosat (Persero) TBK, ADR ....................       Indonesia         370,800        3,318,660
   SBC Communications Inc. ..........................     United States       290,500       11,637,430
   Telecom Corp. of New Zealand Ltd. ................      New Zealand      2,562,970        5,859,109
/a/Telefonica SA, ADR ...............................         Spain           216,513        8,062,944
   Telefonos de Mexico SA de CV, L, ADR .............        Mexico           212,758        7,465,678
/a/Worldcom Inc.-MCI Group ..........................     United States        17,840          287,224
/a/Worldcom Inc.-Worldcom Group .....................     United States       446,000        6,333,200
                                                                                           -----------
                                                                                            66,134,989
                                                                                           -----------
   Electric Utilities 4.3%
   E.ON AG ..........................................        Germany          173,800        9,033,769
   Endesa SA ........................................         Spain           122,000        1,945,770
   Endesa SA, ADR ...................................         Spain            88,000        1,397,440
   Hong Kong Electric Holdings Ltd. .................       Hong Kong       2,131,500        8,198,182
   Iberdrola SA, Br. ................................         Spain            85,000        1,090,140
   Korea Electric Power Corp. .......................      South Korea        215,280        4,005,979
                                                                                           -----------
                                                                                            25,671,280
                                                                                           -----------
   Electrical Equipment 1.4%
   Alstom SA ........................................        France           287,440        7,995,868
                                                                                           -----------
   Food & Drug Retailing 1.8%
   J.Sainsbury PLC ..................................    United Kingdom     1,670,700       10,414,561
                                                                                           -----------
   Food Products 2.5%
/a/Kraft Foods Inc. .................................     United States       230,200        7,136,200
   Unilever PLC .....................................    United Kingdom       930,650        7,839,836
                                                                                           -----------
                                                                                            14,976,036
                                                                                           -----------
   Health Care Providers & Services 2.6%
   Mayne Nickless Ltd., A ...........................       Australia       1,730,400        5,670,935
/a/Wellpoint Health Networks Inc. ...................     United States       102,200        9,631,328
                                                                                           -----------
                                                                                            15,302,263
                                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                            COUNTRY           SHARES          VALUE
------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Household Durables .5%
Koninklijke Philips Electronics NV ..................      Netherlands        115,767      $ 3,068,447
                                                                                           -----------
Industrial Conglomerates .1%
Alfa SA de CV, A ....................................        Mexico           240,251          330,469
                                                                                           -----------
Insurance 5.6%
Ace Ltd. ............................................        Bermuda           25,200          985,068
Allstate Corp. ......................................     United States        80,000        3,519,200
AXA SA ..............................................        France           316,124        9,005,200
Old Mutual PLC ......................................     South Africa        132,000          302,591
Torchmark Corp. .....................................     United States        90,000        3,618,900
XL Capital Ltd., A ..................................        Bermuda          100,290        8,233,809
Zurich Financial Services AG ........................      Switzerland         21,200        7,230,020
                                                                                           -----------
                                                                                            32,894,788
                                                                                           -----------
Leisure Equipment & Products 1.2%
Mattel Inc. .........................................     United States       377,100        7,134,732
                                                                                           -----------
Machinery 1.6%
Invensys PLC ........................................    United Kingdom     3,015,770        5,725,662
Volvo AB, B .........................................        Sweden           260,000        3,893,306
                                                                                           -----------
                                                                                             9,618,968
                                                                                           -----------
Marine .4%
Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       580,000        2,169,718
                                                                                           -----------
Media 1.8%
Wolters Kluwer NV ...................................      Netherlands        407,711       10,958,396
                                                                                           -----------
Metals & Mining 3.4%
AngloGold Ltd., ADR .................................     South Africa        229,700        4,113,927
Barrick Gold Corp. ..................................        Canada           419,390        6,383,704
Consol Energy .......................................     United States       250,000        6,325,000
Corus Group PLC .....................................    United Kingdom     3,943,000        3,368,735
                                                                                           -----------
                                                                                            20,191,366
                                                                                           -----------
Multiline Retail .8%
Marks & Spencer PLC .................................    United Kingdom     1,339,010        4,933,770
                                                                                           -----------
Oil & Gas 4.2%
Canadian Natural Resources Ltd. .....................        Canada            64,699        1,918,325
Eni SpA .............................................         Italy           632,755        7,713,454
Husky Energy Inc. ...................................        Canada           549,350        5,871,413
Repsol YPF SA .......................................         Spain            24,000          396,184
Shell Transport & Trading Co. PLC ...................    United Kingdom     1,070,600        8,898,329
                                                                                           -----------
                                                                                            24,797,705
                                                                                           -----------
Paper & Forest Products 2.0%
Stora Enso OYJ, R ...................................        Finland        1,095,500       11,870,614
                                                                                           -----------
Pharmaceuticals 3.6%
Aventis SA ..........................................        France           104,430        8,336,578
Ono Pharmaceutical Co. Ltd. .........................         Japan           247,000        7,842,527
Teva Pharmaceutical Industries Ltd., ADR ............        Israel            83,680        5,213,264
                                                                                           -----------
                                                                                            21,392,369
                                                                                           -----------
Real Estate 1.2%
Cheung Kong Holdings Ltd. ...........................       Hong Kong         652,500        7,110,668
                                                                                           -----------
Road & Rail .8%
Nippon Express Co. Ltd. .............................         Japan         1,054,000        4,757,861
                                                                                           -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                            COUNTRY        SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Semiconductor Equipment & Products .9%
   Samsung Electronics Co. Ltd. .....................................     South Korea       37,700      $  5,565,859
                                                                                                        ------------
/a/Software 1.2%
   Synopsys Inc. ....................................................    United States     148,800         7,200,432
                                                                                                        ------------
   Specialty Retail .5%
   Best Denki Co. Ltd. ..............................................        Japan         720,000         3,100,032
                                                                                                        ------------
   Transportation Infrastructure .1%
   Hong Kong Aircraft Engineering Co. Ltd. ..........................      Hong Kong       363,200           642,593
                                                                                                        ------------
   Total Common Stocks (Cost $486,213,939)...........................                                    483,690,177
                                                                                                        ------------
   Preferred Stocks 2.2%
   Cia Vale Do Rio Doce, A, ADR, pfd. ...............................        Brazil        196,500         4,558,800
   Petroleo Brasileiro SA, pfd. .....................................        Brazil        360,000         8,415,848
                                                                                                        ------------
   Total Preferred Stocks (Cost $12,703,268).........................                                     12,974,648
                                                                                                        ------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT*
                                                                                         ----------
   Bonds 15.1%
   Bundesobligation, 3.75%, 8/26/03 .................................       Germany     $ 1,614,000 EUR    1,351,160
   Buoni Poliennali Del Tesoro:
     7.75%, 11/01/06 ................................................        Italy        3,974,190 EUR    3,803,383
     5.50%, 11/01/10 ................................................        Italy        2,300,000 EUR    1,984,440
   Federal Republic of Germany
     3.25%, 2/17/04 .................................................       Germany       4,937,000 EUR    4,072,825
     5.00%, 8/19/05 .................................................       Germany       3,268,000 EUR    2,811,608
     6.00%, 7/04/07 .................................................       Germany       5,242,000 EUR    4,720,050
   FNMA, 6.00%, 5/15/11 .............................................    United States    5,095,000        5,045,629
   Government of Canada
     7.00%, 12/01/06 ................................................        Canada         843,000 CAD      588,172
     6.00%, 6/01/08 .................................................        Canada       2,212,000 CAD    1,472,140
   Government of France
     6.75%, 10/25/03 ................................................        France       7,717,000 EUR    6,868,585
     4.00%, 10/25/09 ................................................        France      10,047,000 EUR    7,849,498
   Government of Netherlands, 5.75%, 2/15/07 ........................     Netherlands     3,958,000 EUR    3,497,054
   Government of New Zealand, 7.00%, 7/15/09 ........................     New Zealand     2,665,000 NZD    1,103,603
   Government of Spain, 10.15%, 1/31/06 .............................        Spain        2,450,000 EUR    2,520,580
   KFW International Finance Inc., 6.125%, 7/08/02 ..................    United States    5,753,000        5,859,989
   Kingdom of Belgium, 7.50%, 7/29/08 ...............................       Belgium       2,353,000 EUR    2,261,630
   Kingdom of Denmark, 5.00%, 8/15/05 ...............................       Denmark      11,696,000 DKK    1,332,791
   Kingdom of Sweden, 6.00%, 2/09/05 ................................        Sweden       7,200,000 SEK      680,429
   New South Wales Treasury Corp., 6.50%, 5/01/06 ...................      Australia      1,007,000 AUD      518,870
/b/Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..........        Mexico          62,039           15,510
   Republic of Argentina, 11.75%, 6/15/15 ...........................      Argentina      1,295,000        1,022,403
   Republic of Argentina, L, 6.00%, 3/31/23 .........................      Argentina        145,000           92,227
   Republic of Brazil
     14.50%, 10/15/09 ...............................................        Brazil       2,185,000        2,310,091
     11.00%, 8/17/40 ................................................        Brazil       3,265,000        2,430,551
   Republic of Bulgaria, A, FRN, 6.313%, 7/28/24 ....................       Bulgaria      2,845,000        2,268,888
   Republic of Panama, 8.875%, 9/30/27 ..............................        Panama         960,000          874,800
   Republic of Peru, FRN, 4.50%, 3/07/17 ............................         Peru        1,100,000          760,375
   Republic of Turkey, 11.875%, 1/15/30 .............................        Turkey       1,195,000        1,015,750
   Republic of Venezuela, 144A, 9.125%, 6/18/07 .....................      Venezuela      1,640,000        1,459,418
   Republic of Venezuela, Reg S, 9.125%, 6/18/07 ....................      Venezuela        600,000          533,933

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                          PRINCIPAL
                                                                            COUNTRY        AMOUNT*            VALUE
----------------------------------------------------------------------------------------------------------------------
Bonds (cont.)
U.S. Treasury Note
  5.875%, 11/15/04 ..................................................     United States   $3,300,000      $  3,414,338
  6.75%, 5/15/05 ....................................................     United States    5,000,000         5,325,395
  5.00%, 2/15/11 ....................................................     United States    1,539,000         1,493,793
United Kingdom, 7.50%, 12/07/06 ...................................    United Kingdom    2,717,000 GBP     4,177,560
United Mexican States
  9.875%, 2/01/10 ...................................................        Mexico          724,000           800,563
  11.50%, 5/15/26 ...................................................        Mexico        2,895,000         3,681,051
                                                                                                          ------------
Total Bonds (Cost $94,355,380).......................................                                       90,019,082
                                                                                                          ------------
Total Long Term Investments (Cost $593,272,587)......................                                      586,683,907
                                                                                                          ------------


                                                                                             SHARES
                                                                                           ----------
/c/Short Term Investment 2.4%
   Franklin Institutional Fiduciary Money Market Portfolio
   (Cost $14,069,646)                                                   United States      14,069,646        14,069,646
                                                                                                          ------------
   Total Investments (Cost $607,342,233) 101.2%..............                                              600,753,553
   Other Assets, less Liabilities (1.2)% ....................                                               (7,261,638)
                                                                                                          ------------
   Total Net Assets 100.0% ..................................                                             $593,491,915
                                                                                                          ============

Currency Abbreviations:

AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
NZD- New Zealand Dollar
SEK- Swedish Krona






*The principal amount is stated in U.S. dollars unless otherwise indicated. /a/Non-income producing
/b/The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
  Investments in securities:
    Cost ........................................................  $607,342,233
                                                                   ============
    Value .......................................................   600,753,553
  Receivables:
    Investment securities sold ..................................    13,715,712
    Capital shares sold .........................................       156,064
    Dividends and interest ......................................     4,562,702
                                                                   ------------
      Total assets ..............................................   619,188,031
                                                                   ------------
Liabilities:
  Payables:
    Investment securities purchased .............................    24,518,656
    Capital shares redeemed .....................................       483,253
    Affiliates ..................................................       387,247
    Professional fees ...........................................        37,661
    Reports to shareholders .....................................       112,993
  Other liabilities .............................................       156,306
                                                                   ------------
      Total liabilities .........................................    25,696,116
                                                                   ------------
        Net assets, at value ....................................  $593,491,915
                                                                   ============
Net assets consist of:
  Undistributed net investment income ...........................  $  8,319,842
  Net unrealized depreciation ...................................    (6,627,616)
  Accumulated net realized loss .................................    (4,011,761)
  Capital shares ................................................   595,811,450
                                                                   ------------
       Net assets, at value .....................................  $593,491,915
                                                                   ============
Class 1:
 Net assets, at value ...........................................  $556,116,142
                                                                   ============
 Shares outstanding .............................................    34,461,337
                                                                   ============
 Net asset value and offering price per share ...................  $      16.14
                                                                   ============
Class 2:
  Net asset, at value ...........................................  $ 37,375,773
                                                                   ============
  Shares outstanding ............................................     2,327,789
                                                                   ============
  Net asset value and offering price per share ..................  $      16.06
                                                                   ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $986,498)
  Dividends ...............................................................    $  8,361,307
  Interest ................................................................       3,404,551
                                                                               ------------
    Total investment income ...............................................      11,765,858
                                                                               ------------
Expenses:
  Management fees (Note 3) ................................................       1,881,202
  Administrative fees (Note 3) ............................................         435,318
  Distribution fees - Class 2 (Note 3) ....................................          43,240
  Transfer agent fees .....................................................          17,687
  Custodian fees ..........................................................         106,234
  Reports to shareholders .................................................          89,882
  Professional fees .......................................................          23,721
  Trustees' fees and expenses .............................................           8,426
  Other ...................................................................          25,550
                                                                               ------------
    Total expenses ........................................................       2,631,260
                                                                               ------------
      Net investment income ...............................................       9,134,598
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ...........................................................      (1,832,537)
    Foreign currency transactions .........................................        (146,619)
                                                                               ------------
      Net realized loss ...................................................       (1,979,156)
 Net unrealized depreciation:
   Investments ............................................................     (46,489,161)
   Translation of assets and liabilities denominated in foreign currencies          (92,083)
                                                                               ------------
      Net unrealized depreciation .........................................     (46,581,244)
                                                                               ------------
Net realized and unrealized loss ..........................................     (48,560,400)
                                                                               ------------
Net decrease in net assets resulting from operations ......................    $(39,425,802)
                                                                               ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                                                   2001              2000
                                                                                             --------------------------------
 Increase (decrease) in net assets:
   Operations:
     Net investment income ...............................................................    $  9,134,598      $  14,959,060
     Net realized gain (loss) from investments and foreign currency transactions .........      (1,979,156)        68,763,866
     Net unrealized depreciation on investments and translation of assets and liabilities
       denominated in foreign currencies .................................................     (46,581,244)       (81,357,656)
                                                                                             --------------------------------
     Net increase (decrease) in net assets resulting from operations .....................     (39,425,802)         2,365,270
   Distributions to shareholders from:
     Net investment income:
       Class 1 ...........................................................................      (7,936,811)       (15,153,507)
       Class 2 ...........................................................................        (475,131)          (472,676)
     Net realized gains:
       Class 1 ...........................................................................     (51,727,082)      (104,057,396)
       Class 2 ...........................................................................      (3,403,336)        (3,633,708)
                                                                                             --------------------------------
   Total distributions to shareholders ...................................................     (63,542,360)      (123,317,287)
   Capital share transactions: (Note 2)
       Class 1 ...........................................................................      24,704,861         73,640,758
       Class 2 ...........................................................................      11,165,275         15,390,362
                                                                                              -------------------------------
   Total capital share transactions ......................................................      35,870,136         89,031,120
     Net decrease in net assets ..........................................................     (67,098,026)       (31,920,897)
 Net assets:
   Beginning of period ...................................................................     660,589,941        692,510,838
                                                                                              -------------------------------
   End of period .........................................................................    $593,491,915      $ 660,589,941
                                                                                              ===============================
 Undistributed net investment income included in net assets:
   End of period .........................................................................    $  8,319,842      $   8,243,716
                                                                                              ===============================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Asset Strategy Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 44% of the Fund's shares were sold through one insurance company. The Fund's investment objective is total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $646,530 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $284,818, decrease unrealized gains by $134,519, and increase realized gains by $419,337. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                        Six Months Ended                    Year Ended
                                                         June 30, 2001                   December 31, 2000
                                                   ------------------------------------------------------------
                                                     Shares          Amount           Shares           Amount
Class 1 Shares:                                    ------------------------------------------------------------
Shares sold ...................................       282,572    $  5,283,717         516,917    $  10,149,459
Shares issued on merger/a/ ....................            --              --       2,830,073       53,573,397
Shares issued in reinvestment of distributions      3,678,415      59,663,893       6,151,475      119,210,903
Shares redeemed ...............................    (2,184,241)    (40,242,749)     (5,549,199)    (109,293,001)
                                                   ------------------------------------------------------------
Net increase ..................................     1,776,746    $ 24,704,861       3,949,266    $  73,640,758
                                                   ============================================================
Class 2 Shares:
Shares sold ...................................       521,309    $  9,544,426         785,706    $  15,358,226
Shares issued on merger/a/ ....................            --              --           2,893           54,613
Shares issued in reinvestment of distributions        240,302       3,878,467         212,594        4,106,384
Shares redeemed ...............................      (124,327)     (2,257,618)       (211,313)      (4,128,861)
                                                   ============================================================
Net increase ..................................       637,284    $ 11,165,275         789,880    $  15,390,362
                                                   ============================================================

/a/ On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
    Products Series Fund (TVP) - Templeton Asset Allocation Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Asset Allocation Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Templeton Investment Counsel LLC (TIC)                         Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:


          Annualized Fee Rate        Daily Net Assets
          ------------------------------------------------------------------------------
                   .65%              First $200 million
                  .585%              Over $200 million, up to and including $1.3 billion
                   .52%              Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

          Annualized Fee Rate   Daily Net Assets
          ------------------------------------------------------------------------------
                   .15%              First $200 million
                  .135%              Over $200 million, up to and including $700 million
                   .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $1,937,761 and $78,378, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $607,868,366 was as follows:


  Unrealized appreciation .............................  $  95,650,427
  Unrealized depreciation .............................   (102,765,366)
                                                         -------------
  Net unrealized depreciation .........................  $  (7,114,939)
                                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $128,505,824 and $116,191,016 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON ASSET STRATEGY FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton Asset Strategy Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                                        Class 1                      Class 2
                                                              ---------------------------------------------------------
                                                              Foreign Tax      Foreign      Foreign Tax      Foreign
                                                                 Paid       Source Income       Paid      Source Income
Country                                                        Per Share      Per Share      Per Share      Per Share
-----------------------------------------------------------------------------------------------------------------------
Argentina .................................................      0.0000        0.0002          0.0000        0.0002
Australia .................................................      0.0000        0.0015          0.0000        0.0014
Bermuda ...................................................      0.0000        0.0062          0.0000        0.0058
Brazil ....................................................      0.0003        0.0017          0.0003        0.0016
Canada ....................................................      0.0008        0.0042          0.0008        0.0040
Chile .....................................................     -0.0003        0.0004         -0.0003        0.0004
Denmark ...................................................      0.0000        0.0001          0.0000        0.0001
Ecuador ...................................................      0.0000        0.0006          0.0000        0.0006
France ....................................................      0.0027        0.0159          0.0027        0.0150
Germany ...................................................      0.0007        0.0064          0.0007        0.0060
Hong Kong .................................................      0.0000        0.0154          0.0000        0.0144
India .....................................................      0.0000        0.0009          0.0000        0.0009
Indonesia .................................................      0.0013        0.0067          0.0013        0.0063
Israel ....................................................      0.0004        0.0011          0.0004        0.0010
Italy .....................................................      0.0011        0.0071          0.0011        0.0067
Japan .....................................................      0.0005        0.0026          0.0005        0.0025
Mexico ....................................................      0.0003        0.0043          0.0003        0.0041
Netherlands ...............................................      0.0021        0.0135          0.0021        0.0127
New Zealand ...............................................      0.0017        0.0087          0.0017        0.0081
Panama ....................................................      0.0000        0.0001          0.0000        0.0001
Peru ......................................................      0.0000        0.0023          0.0000        0.0022
Portugal ..................................................      0.0004        0.0017          0.0004        0.0016
Singapore .................................................     -0.0003        0.0000         -0.0003        0.0000
South Africa ..............................................      0.0000        0.0030          0.0000        0.0028
South Korea ...............................................      0.0001        0.0004          0.0001        0.0004
Spain .....................................................      0.0006        0.0038          0.0006        0.0035
Sweden ....................................................      0.0003        0.0033          0.0003        0.0031
Switzerland ...............................................      0.0010        0.0049          0.0010        0.0046
United Kingdom ............................................      0.0070        0.0787          0.0070        0.0740
Venezuela .................................................      0.0000        0.0001          0.0000        0.0001
                                                               --------       -------        --------       -------
TOTAL .....................................................    $ 0.0207       $0.1958        $ 0.0207       $0.1842
                                                               ========       =======        ========       =======

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                              TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.
--------------------------------------------------------------------------------
This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2001. During the six months under review, many emerging markets experienced slowing economic growth. While foreign direct investment inflows into Hong Kong in 2000 nearly tripled over 1999's, Hong Kong's economic growth is expected to be only 3.0% in 2001, lower than the 4.0% forecast in the budget. South Korea's first quarter gross domestic product
(GDP) growth also slowed, mostly due to falling exports. In Thailand, slowing exports and waning public sector investment contributed to reduced economic growth in the first quarter of 2001. One exception is China. China's economy grew solidly as strong government expenditure made up for a shrinking trade surplus. Foreign direct investment into China rose substantially, and first quarter exports grew considerably higher than forecast, but rapidly rising imports resulted in a lower trade surplus for the period.

During the period, concerns over Argentina's precarious debt position unsettled markets throughout the Latin American region. Argentina's Economy Minister Domingo Cavallo worked to reform the economy. The Argentine peso's peg to the strong U.S. dollar has created significant problems for the country and recently, the country's Lower House approved a plan to peg the peso against the average value of the U.S. dollar and the euro. The Senate has yet to vote on the issue, and some argue that the change would not be implemented until the euro reaches parity with the U.S. dollar. Concerns about the possible repercussions of Argentina's problems on capital flows into Brazil seemed to put pressure on the real and depress Brazilian equity valuations. In Mexico, first quarter GDP grew 1.9% compared with the same quarter in 2000, although it contracted when compared to the previous quarter. This was mainly due to reduced exports resulting from an economic slowdown in the U.S., Mexico's largest trading partner.

While most emerging markets in Latin America and Asia recorded slower growth, the situation in southern and eastern Europe was mixed. According to preliminary figures, Russia's first quarter GDP slowed moderately from its pace in the last quarter of 2000. Hungary's GDP grew slightly in the first quarter of 2001, mainly due to increased

Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/01

[GRAPHIC OMITTED]

Asia             39.0%
Latin America    18.6%
Mid-East/Africa  17.0%
Europe           13.3%
Short-Term
Investments &
Other Net Assets 12.1%

Top 10 Countries
Templeton Developing Markets
Securities Fund
6/30/01
                    % of Total
                    Net Assets
   ---------------------------
   South Africa          15.5%
   Mexico                11.6%
   Hong Kong              7.3%
   South Korea            7.2%
   Turkey                 5.4%
   Brazil                 4.9%
   China                  4.6%
   Thailand               4.5%
   Poland                 4.3%
   Indonesia              3.1%

consumer spending as a result of higher wages and pensions. In Hungary, the Budapest Stock Exchange tightened regulations for de-listing companies, in an attempt to protect minority shareholders. Turkey experienced strong growth in its tourism industry as a result of the Turkish lira's devaluation. Also positive news for Turkey was the International Monetary Fund's (IMF's) decision to grant US$8 billion in new loans. The Turkish government passed the Banking Reform Law and the Telecoms Law, which paves the way for the privatization of Turk Telecom. Both were conditions set by the IMF.

China's Shanghai and Shenzhen B share markets skyrocketed this year when the government opened these previously foreigners-only markets to domestic investors. Local investors rushed in, pushing up the B shares prices and narrowing the huge discounts at which the B shares used to trade during the restricted market. Taking these companies' current and expected future earnings into consideration, we do not believe that these high prices are sustainable. During the six months under review, we initiated positions in China H (Hong Kong-listed Chinese companies) and red chips (Hong Kong companies with significant exposure to China) because we believe they offer better value. Reduced exposure to Brazil and Israel also enabled us to increase the Fund's holdings in Mexico and South Africa.

As of June 30, 2001, the Fund's portfolio was dominated by oil and gas, followed by banking and then telecommunication services. We strove to keep the Fund's assets fully invested and thus, benefited from any price appreciation. We reduced cash levels from 14.6% of the Fund's total net assets on December 31, 2000, to 12.1% on June 30, 2001. During the period, we purchased shares in Telefonos de Mexico and South Korea's Hyundai Motor Company. We reduced our position in Turkish bank Akbank to adjust our portfolio target.

Although growth in many emerging market countries is slowing, it is still expanding at twice the rate of developed countries. We look for stocks that are trading at what we believe to be appealing valuations. With the decline of so many markets, we look with a broader perspective for future prospects. For example, generally when emerging markets' interest rates fall, debt financing is not as burdensome. Furthermore, most countries have embarked on reform efforts, albeit limited. Such important steps as these could provide a further impetus for investors to return.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Top 10 Holdings
Templeton Developing Markets
Securities Fund
6/30/01

   Company                        % of Total
   Industry, Country              Net Assets
--------------------------------------------
   Cemex SA                             5.0%
   Construction Materials,
   Mexico
   Cheung Kong
   Holdings, Ltd.                       3.4%
   Real Estate, Hong Kong
   South African
   Breweries PLC                        3.0%
   Beverages, South Africa
   Telefonos de Mexico SA
   de CV (Telmex), L. ADR               2.4%
   Diversified
   Telecommunication
   Services, Mexico
   Sasol Ltd.                           2.4%
   Oil & Gas, South Africa
   Samsung Electronics
   Co. Ltd.                             2.0%
   Semiconductor
   Equipment & Products,
   South Korea
   Banco Bradesco SA, pfd.              2.0%
   Banks, Brazil
   Citic Pacific Ltd.                   1.5%
   Industrial
   Conglomerates,
   Hong Kong
   Polski Koncern Naftowy
   Orlen SA                             1.5%
   Oil & Gas,
   Poland
   Hyundai Motor Co. Ltd.               1.5%
   Automobiles,
   South Korea

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities
Fund - Class 2




Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.





Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Developing Markets Securities Fund - Class 2 delivered a -1.32% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



     Templeton Developing Markets Securities Fund - Class 2*
                      Periods ended 6/30/01
                                                          Since
                                                        Inception
                                   1-Year      5-Year   (3/4/96)
 ----------------------------------------------------------------
 Cumulative Total Return           -19.14%     -44.80%   -45.91%
 Average Annual Total Return       -19.14%     -11.21%   -10.90%
 Value of $10,000 Investment       $8,086      $5,520    $5,409

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -45.45% and -13.54%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.




               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/

                                                                                             Class 1
                                                          ----------------------------------------------------------------------
                                                          Six Months Ended                Year Ended December 31,
                                                            June 30, 2001   ----------------------------------------------------
                                                             (unaudited)      2000        1999       1998       1997     1996/e/
                                                          ----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $   5.25      $   7.77    $   5.13   $   6.63   $   9.43   $ 10.00
                                                             --------      --------    --------   --------   --------   -------
Income from investment operations:
  Net investment income/b/ ............................           .07           .07         .05        .07        .09       .05
  Net realized and unrealized gains (losses) ..........          (.14)        (2.52)       2.67      (1.42)     (2.82)     (.62)
                                                             --------      --------    --------   --------   --------   -------
Total from investment operations ......................          (.07)        (2.45)       2.72      (1.35)     (2.73)     (.57)
                                                             --------      --------    --------   --------   --------   -------
Less distributions from:
  Net investment income ...............................          (.05)         (.07)       (.08)      (.09)      (.04)       --
  Net realized gains ..................................            --            --          --       (.06)      (.03)       --
                                                             --------      --------    --------   --------   --------   -------
Total distributions ...................................          (.05)         (.07)       (.08)      (.15)      (.07)       --
                                                             --------      --------    --------   --------   --------   -------
Net asset value, end of period ........................      $   5.13      $   5.25    $   7.77   $   5.13   $   6.63   $  9.43
                                                             ========      ========    ========   ========   ========   =======
Total return/c/ .......................................         (1.35)%      (31.76)%     53.84%    (20.94)%   (29.22)%   (5.70)%

Ratios/supplemental data
Net assets, end of period (000's) .....................      $284,177      $301,645    $297,605   $180,684   $163,459   $72,245
Ratios to average net assets:
  Expenses ............................................          1.62%/d/      1.56%       1.50%      1.66%      1.58%     1.70%/d/
  Expenses, excluding waiver and payment by affiliate .          1.62%/d/      1.56%       1.50%      1.66%      1.58%     1.78%/d/
  Net investment income ...............................          2.48%/d/      1.13%        .82%      1.67%      1.63%     1.52%/d/
Portfolio turnover rate ...............................         28.64%        89.48%      60.27%     23.22%     23.82%     9.95%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the Period March 4, 1996 (effective date) to December 31, 1996.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                                            Class 2
                                                           ------------------------------------------------------------------------
                                                            Six Months Ended                  Year Ended December 31,
                                                              June 30, 2001   ---------------------------------------------------
                                                               (unaudited)       2000         1999         1998         1997/e/
                                                           ----------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period ...................     $  5.22           $  7.74      $  5.12      $  6.62         $ 9.85
                                                             -------           -------      -------      -------         ------
Income from investment operations:
  Net investment income/b/ .............................         .06               .06          .03          .07            .04
  Net realized and unrealized gains ....................        (.13)            (2.53)        2.66        (1.42)         (3.27)
                                                             -------           -------      -------      -------         ------
Total from investment operations .......................        (.07)            (2.47)        2.69        (1.35)         (3.23)
                                                             -------           -------      -------      -------         ------
Less distributions from:
  Net investment income ................................        (.04)             (.05)        (.07)        (.09)            --
  Net realized gains ...................................          --                --           --         (.06)            --
                                                             -------           -------      -------      -------         ------
Total distributions ....................................        (.04)             (.05)        (.07)        (.15)            --
                                                             -------           -------      -------      -------         ------
Net asset value, end of period .........................     $  5.11           $  5.22      $  7.74      $  5.12         $ 6.62
                                                             =======           =======      =======      =======         ======
Total return/c/ ........................................       (1.32)%          (32.04)%      53.27%      (21.03)%       (32.79)%

Ratios/supplemental data
Net assets, end of period (000's) ......................     $79,999           $56,617      $49,654      $17,287         $9,569
Ratios to average net assets:
  Expenses .............................................        1.87%/d/          1.81%        1.75%        1.91%          1.77%/d/
  Net investment income ................................        2.31%/d/           .88%         .52%        1.44%          1.48%/d/
Portfolio turnover rate ................................       28.64%            89.48%       60.27%       23.22%         23.82%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)

                                                                              INDUSTRY                     SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 87.9%
   Argentina 1.9%
   Capex SA, A ..............................................            Electric Utilities                    44,028    $   145,307
/a/Molinos Rio de la Plata SA, B ............................               Food Products                     908,159      1,271,550
   Perez Companc SA, B ......................................                 Oil & Gas                       990,151      1,346,740
   Quilmes Industrial SA, ADR, pfd. .........................                 Beverages                       100,875      2,118,375
   Telecom Argentina Stet-France Telecom SA, B, ADR .........  Diversified Telecommunication Services         124,250      1,919,663
                                                                                                                         -----------
                                                                                                                           6,801,635
                                                                                                                         -----------
   Austria 2.3%
   Bbag Oesterreichische Brau-Beteiligungs AG ...............                 Beverages                        23,780        869,654
   Erste Bank der Oester Sparkassen AG ......................                   Banks                          58,090      2,893,509
   Mayr-Melnhof Karton AG ...................................          Containers & Packaging                  25,444      1,126,087
   OMV AG ...................................................                 Oil & Gas                        36,585      3,066,120
/a/Telekom Austria AG .......................................  Diversified Telecommunication Services          65,920        404,582
                                                                                                                         -----------
                                                                                                                           8,359,952
                                                                                                                         -----------
   Brazil 4.9%
   Aracruz Celulose SA, ADR .................................          Paper & Forest Products                  9,520        178,024
   Banco Bradesco SA, pfd. ..................................                   Banks                   1,374,700,126      7,261,893
   Centrais Eletricas Brasileiras SA ........................            Electric Utilities               203,845,000      2,603,779
   Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. .            Electric Utilities               319,288,000      3,760,396
   Companhia Paranaense De Energia-Copel, B, pfd. ...........            Electric Utilities               246,865,000      1,849,216
   Copene-Petroquimica do Nordeste SA, A, pfd. ..............                 Chemicals                       564,700        138,271
   Duratex SA, pfd. .........................................             Building Products                74,447,583      1,418,034
   Eletropaulo Metropolitana SA, pfd. .......................            Electric Utilities                15,078,000        472,677
   Embraer-Empresa Brasileira de Aeronautica SA .............            Aerospace & Defense                   35,100        271,438
                                                                                                                         -----------
                                                                                                                          17,953,728
                                                                                                                         -----------
/a/Chile .1%
   Madeco Manufacturera de Cobre SA, ADR ....................              Metals & Mining                     51,230        248,466
                                                                                                                         -----------
   China 4.6%
   Beijing Capital International Airport Co. Ltd. ...........       Transportation Infrastructure             312,000         98,001
   Beijing Datang Power Generation Co. Ltd., H ..............            Electric Utilities                 1,984,000        680,419
   China Eastern Airline Corp. Ltd., H ......................                 Airlines                     14,432,000      2,275,845
   China Petroleum & Chemical Corp., H ......................                 Oil & Gas                    16,622,000      3,324,443
   China Resources Enterprise Ltd. ..........................               Distributors                    1,688,000      2,845,831
   China Shipping Development Co. Ltd., H ...................                  Marine                         408,000         78,463
/a/China Southern Airlines Co. Ltd., H ......................                 Airlines                      4,860,000      1,510,981
   PetroChina Co. Ltd., H ...................................                 Oil & Gas                    19,742,000      4,100,314
   Sinopec Beijing Yanhua Petrochemical Co. Ltd. ............                 Chemicals                     2,040,000        290,311
   Sinopec Shanghai Petrochemical Co. Ltd. ..................                 Chemicals                     7,494,000      1,095,291
   Sinopec Zhenhai Refining & Chemical Co. Ltd., H ..........                 Oil & Gas                     1,162,000        269,647
   Tsingtao Brewey Co. Ltd., H ..............................                 Beverages                       110,000         37,372
   Zhejiang Expressway Co. Ltd., H ..........................       Transportation Infrastructure             988,000        240,670
                                                                                                                         -----------
                                                                                                                          16,847,588
                                                                                                                         -----------
   Colombia .1%
   Cementos Argos SA ........................................          Construction Materials                 177,700        463,969
                                                                                                                         -----------
   Croatia .5%
   Pliva D D, GDR, Reg S ....................................              Pharmaceuticals                    160,200      1,791,036
                                                                                                                         -----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                            INDUSTRY                     SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Czech Republic 1.1%
   CEZ AS ...................................................           Electric Utilities             1,739,805     $ 3,890,706
   Philip Morris CR AS ......................................                 Tobacco                        225          32,982
                                                                                                                     -----------
                                                                                                                       3,923,688
                                                                                                                     -----------
   Egypt 1.3%
/a/Al Ahram Beverages Co., GDR ..............................                Beverages                    97,646       1,122,929
   Commercial International Bank Ltd. .......................                  Banks                     246,450       2,190,737
/a/Orascom Telecom ..........................................  Wireless Telecommunication Services        52,827         314,550
   Suez Cement Co. ..........................................         Construction Materials             134,340       1,241,387
                                                                                                                     -----------
                                                                                                                       4,869,603
                                                                                                                     -----------
   Estonia .3%
   Hansabank Ltd. ...........................................                  Banks                     155,850       1,266,144
                                                                                                                     -----------
   Finland .2%
   Hartwall OYJ, A ..........................................                Beverages                    38,360         616,023
                                                                                                                     -----------
   Greece .5%
   Hellenic Telecommunications Organization SA (OTE) ........  Diversified Telecommunication Services    150,080       1,969,270
                                                                                                                     -----------
   Hong Kong 7.3%
   Cheung Kong Holdings Ltd. ................................              Real Estate                 1,130,000      12,314,260
   China Merchants Holdings International Co. Ltd. ..........       Industrial Conglomerates             936,000         708,009
   China Travel International Investment Hong Kong Ltd. .....     Hotels Restaurants & Leisure           720,000         135,694
   Citic Pacific Ltd. .......................................       Industrial Conglomerates           1,744,000       5,399,762
   Cosco Pacific Ltd. .......................................     Transportation Infrastructure        5,038,000       3,326,414
   Dairy Farm International Holdings Ltd. ...................         Food & Drug Retailing            1,561,333       1,092,933
   Hang Lung Development Co. Ltd. ...........................              Real Estate                 1,906,000       1,844,934
   HSBC Holdings PLC ........................................                 Banks                       32,009         378,573
   Hutchison Whampoa Ltd. ...................................       Industrial Conglomerates             133,400       1,346,844
   Jiangsu Expressway Co. Ltd. ..............................     Transportation Infrastructure           28,000           6,569
   Swire Pacific Ltd., A ....................................        Diversified Financials               17,000          88,053
                                                                                                                     -----------
                                                                                                                      26,642,045
                                                                                                                     -----------
   Hungary 1.2%
   Egis RT ..................................................            Pharmaceuticals                  10,528         362,089
   Gedeon Richter Ltd. ......................................            Pharmaceuticals                  29,760       1,638,687
   Matav RT ................................................. Diversified Telecommunication Services     459,200       1,340,031
   MOL Magyar Olaj-Es Gazipari RT ...........................               Oil & Gas                     82,440       1,172,805
                                                                                                                     -----------
                                                                                                                       4,513,612
                                                                                                                     -----------
   India 1.4%
   Bharat Heavy Electricals Ltd. ............................         Electrical Equipment               126,160         473,100
/a/BSES Ltd. ................................................          Electric Utilities                 98,800         412,822
   Grasim Industries Ltd. ...................................       Industrial Conglomerates             224,222       1,432,609
   Hindalco Industries Inc. .................................            Metals & Mining                  15,961         283,118
   Hindustan Petroleum Corp. Ltd. ...........................               Oil & Gas                     94,693         318,260
   Mahanagar Telephone Nigam Ltd. ........................... Diversified Telecommunication Services     273,100         732,969
   NIIT Ltd. ................................................       IT Consulting & Services              34,910         283,050
   Satyam Computers Services Ltd. ...........................       IT Consulting & Services              10,900          39,496
   SSI Ltd. .................................................       IT Consulting & Services              28,400         184,986
   Tata Power Co. Ltd. ......................................          Electric Utilities                 30,600          84,599
   Videsh Sanchar Nigam Ltd. ................................ Diversified Telecommunication Services     112,560         764,877
                                                                                                                     -----------
                                                                                                                       5,009,886
                                                                                                                     -----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                         INDUSTRY                    SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Indonesia 3.1%
   PT Gudang Garam TBK .................................                 Tobacco                      568,000   $   658,262
   PT Hanjaya Mandala Sampoerna ........................                 Tobacco                      228,500       321,986
/a/PT Indocement Tunggal Prakarsa ......................         Construction Materials             2,324,500       285,716
/a/PT Indofoods Sukses Makmur TBK ......................              Food Products                22,443,525     1,674,890
   PT Indosat (Persero) TBK ............................ Diversified Telecommunication Services     2,129,000     1,897,221
   PT Semen Gresik (Persero) TBK .......................         Construction Materials             1,493,618       806,475
   PT Telekomunikasi Indonesia, TBK, B ................. Diversified Telecommunication Services    18,738,900     5,264,660
   PT Timah TBK ........................................             Metals & Mining                1,788,500       270,866
                                                                                                                -----------
                                                                                                                 11,180,076
                                                                                                                -----------
/a/Israel .1%
   Formula Systems (1985) Ltd. .........................                Software                        9,070       193,363
   Makhteshim-Agan Industries Ltd. .....................                Chemicals                      68,870       141,043
                                                                                                                -----------
                                                                                                                    334,406
                                                                                                                -----------
   Malaysia .5%
   Genting Bhd. ........................................      Hotels Restaurants & Leisure            606,400     1,396,316
   IOI Corp. Bhd. ......................................              Food Products                   432,000       301,263
                                                                                                                -----------
                                                                                                                  1,697,579
                                                                                                                -----------
   Mexico 11.6%
   Alfa SA de CV, A ....................................        Industrial Conglomerates               48,200        66,300
   Cemex SA ............................................         Construction Materials             3,403,886    18,054,174
/a/DESC SA de CV DESC, B ...............................        Industrial Conglomerates              543,400       236,196
   Grupo Bimbo SA de CV, A .............................              Food Products                 1,905,000     3,354,058
/a/Grupo Carso SA de CV ................................        Industrial Conglomerates               98,000       290,091
   Grupo Financiero Banamex Accival SA de CV ...........                  Banks                       937,059     2,418,050
/a/Grupo Financiero BBVA Bancomer SA de CV, O ..........                  Banks                     1,773,000     1,753,977
   Grupo Mexico SA de CV, B ............................             Metals & Mining                  726,800     1,889,080
   Kimberly Clark de Mexico SA de CV, A ................         Paper & Forest Products            1,794,600     5,294,440
   Telefonos de Mexico SA de CV, L, ADR ................ Diversified Telecommunication Services       251,130     8,812,152
                                                                                                                -----------
                                                                                                                 42,168,518
                                                                                                                -----------
   Pakistan .9%
/a/Hub Power Co. Ltd. ..................................           Electric Utilities               5,254,000     1,575,789
   Pakistan Telecommunications Corp., A ................ Diversified Telecommunication Services     5,525,500     1,553,371
                                                                                                                -----------
                                                                                                                  3,129,160
                                                                                                                -----------
   Philippines 1.3%
/a/Philippine National Bank ............................                  Banks                     1,303,761     1,081,805
   San Miguel Corp., B .................................                Beverages                   3,896,630     3,530,566
                                                                                                                -----------
                                                                                                                  4,612,371
                                                                                                                -----------
   Poland 4.3%
   Bank Rozwoju Eksportu SA ............................                  Banks                        47,100     1,109,824
   Bank Slaski SA W Katowicach .........................                  Banks                        36,704     2,434,426
/a/Elektrim SA .........................................          Electrical Equipment                414,198     2,664,583
/a/Orbis SA ............................................      Hotels Restaurants & Leisure             74,000       308,141
   Polski Koncern Naftowy Orlen SA .....................                Oil & Gas                   1,189,716     5,310,040
   Telekomunikacja Polska SA ........................... Diversified Telecommunication Services       879,801     3,850,021
                                                                                                                -----------
                                                                                                                 15,677,035
                                                                                                                -----------
   Russia 2.6%
   Lukoil Holdings .....................................                Oil & Gas                       5,100        60,843
   Lukoil Holdings, ADR ................................                Oil & Gas                      66,107     3,354,930
   Mosenergo, ADR ......................................           Electric Utilities                 275,980     1,048,724

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                 INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Russia (cont.)
   Mosenergo, GDR ..............................             Electric Utilities                    23,100     $    89,954
   Rostelecom, ADR .............................   Diversified Telecommunication Services         350,790       1,841,648
   Rostelecom, pfd. ............................   Diversified Telecommunication Services         249,000          86,465
/a/Surgutneftegaz ..............................                  Oil & Gas                     2,680,000         681,524
   Tatneft .....................................                  Oil & Gas                       347,620         185,455
/a/Unified Energy Systems ......................             Electric Utilities                16,087,500       1,830,758
/a/Vimpel Communications, ADR ..................     Wireless Telecommunication Services           21,800         357,738
                                                                                                              -----------
                                                                                                                9,538,039
                                                                                                              -----------
   Singapore 2.7%
   Cycle & Carriage Ltd. .......................              Specialty Retail                    186,606         327,738
   First Capital Corp. Ltd. ....................                 Real Estate                      224,000         180,724
   Fraser and Neave Ltd. .......................                  Beverages                       937,100       4,088,883
   Keppel Corp. Ltd. ...........................           Diversified Financials               1,804,600       3,585,429
   Sembcorp Marine Ltd. ........................                  Machinery                     1,541,000         816,172
   United Industrial Corp. Ltd. ................                 Real Estate                    1,595,000         744,100
                                                                                                              -----------
                                                                                                                9,743,046
                                                                                                              -----------
/a/Slovak Republic .1%
   Slovnaft AS .................................                  Oil & Gas                        37,410         421,239
                                                                                                              -----------
   South Africa 15.5%
   African Bank Investments Ltd. ...............           Diversified Financials               1,082,900       1,229,133
   Anglo American PLC ..........................               Metals & Mining                    355,548       5,274,957
   Astral Foods Ltd. ...........................            Food & Drug Retailing                 115,660         162,842
   Barloworld Ltd. .............................          Industrial Conglomerates                690,300       5,120,691
/a/Comparex Holdings Ltd. ......................          IT Consulting & Services                121,100         168,249
   Firstrand Ltd. ..............................                    Banks                       1,240,000       1,325,924
   Imperial Holdings Ltd. ......................              Specialty Retail                    154,177       1,290,960
   Iscor Ltd. ..................................               Metals & Mining                    806,784       2,902,317
   Kersaf Investments Ltd. .....................        Hotels Restaurants & Leisure              289,767       1,294,020
   Liberty Group Ltd. ..........................                  Insurance                       269,262       1,940,621
   Nedcor Ltd. .................................                    Banks                          37,914         738,395
   Old Mutual PLC ..............................                  Insurance                     1,734,610       3,976,337
   Palabora Mining Co. Ltd. ....................               Metals & Mining                     84,500         387,836
   Remgro Ltd. .................................          Industrial Conglomerates                464,470       3,330,236
   Reunert Ltd. ................................     Electronic Equipment & Instruments           261,000         582,777
   Sanlam Ltd. .................................                  Insurance                     1,667,900       2,275,895
   Sappi Ltd. ..................................           Paper & Forest Products                  9,355          82,277
   Sasol Ltd. ..................................                  Oil & Gas                       950,200       8,675,257
   South African Breweries PLC .................                  Beverages                     1,443,324      10,921,523
   Tiger Brands Ltd. ...........................                Food Products                     462,638       3,592,569
   Tongaat-Hulett Group Ltd. ...................                Food Products                     231,195       1,218,869
   Venfin Ltd. .................................     Wireless Telecommunication Services           63,377         145,050
                                                                                                              -----------
                                                                                                               56,636,735
                                                                                                              -----------
   South Korea 7.2%
   Cheil Jedang Corp. ..........................                Food Products                      47,450       1,561,599
   Good Morning Securities Co. .................           Diversified Financials                  30,000         118,800
   Hyundai Motor Co. Ltd. ......................                 Automobiles                      243,900       5,307,474
   Kookmin Bank ................................                    Banks                          17,480         234,545
   Korea Electric Power Corp. ..................             Electric Utilities                    95,039       1,768,507
   Korea Telecom Corp., ADR ....................   Diversified Telecommunication Services          12,808         281,520
   Samsung Corp. ...............................      Trading Companies & Distributors             54,120         312,111

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                                          SHARES/
                                                                                                         WARRANTS/
                                                                          INDUSTRY                        RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Long Term Investments (cont.)
     South Korea (cont.)
     Samsung Electro-Mechanics Co. .......................   Electronic Equipment & Instruments              9,610     $   345,088
     Samsung Electronics Co. Ltd. ........................   Semiconductor Equipment & Products             50,066       7,391,520
  /a/Samsung Heavy Industries Co. Ltd. ...................                Machinery                      1,085,207       4,589,495
     Samsung SDI Co. Ltd. ................................   Electronic Equipment & Instruments             19,546         942,356
     Samsung Securities Co. Ltd. .........................         Diversified Financials                   36,370       1,034,748
     SK Corp. ............................................                Oil & Gas                        186,840       2,363,336
                                                                                                                       -----------
                                                                                                                        26,251,099
                                                                                                                       -----------
     Taiwan .3%
     Accton Technology Corp. .............................        Communications Equipment                  56,600          67,894
     China Motor Co. Ltd .................................               Automobiles                       272,335         185,090
     Procomp Informatics Co. Ltd. ........................                Machinery                          4,000           7,900
  /a/Ritek Corp. .........................................         Computers & Peripherals                 187,000         404,633
     Siliconware Precision Industries Co. Ltd. ...........   Semiconductor Equipment & Products            432,000         244,670
     Taiwan Semiconductor Manufacturing Co. ..............   Semiconductor Equipment & Products             64,400         119,710
  /a/United Microelectronics Corp. .......................   Semiconductor Equipment & Products            125,000         165,916
                                                                                                                       -----------
                                                                                                                         1,195,813
                                                                                                                       -----------
     Thailand 4.5%
/a,b/American Standard Sanitaryware Public Co. Ltd., fgn .            Building Products                     24,500          68,176
  /a/Bangkok Bank Public Co. Ltd. ........................                  Banks                           28,287          23,739
  /a/Bangkok Bank Public Co. Ltd., fgn. ..................                  Banks                        1,608,200       1,633,772
     Electricity Generating Public Co. Ltd., fgn. ........           Electric Utilities                    238,400         205,336
  /a/Land and House Public Co. Ltd., fgn. ................           Household Durables                    530,826         322,388
  /a/Land and House Public Co. Ltd., wts., 5/10/08 .......           Household Durables                    265,413           8,792
     PTT Exploration & Production Public Co. Ltd., fgn. ..                Oil & Gas                        738,300       2,038,152
  /a/Shin Corporation Public Co. Ltd., fgn. ..............   Wireless Telecommunication Services           570,700       2,167,853
  /a/Siam Cement Public Co. Ltd. .........................         Construction Materials                   45,850         431,363
  /a/Siam Cement Public Co. Ltd., fgn. ...................         Construction Materials                  184,360       1,995,062
  /a/Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ........                  Banks                        5,464,100       2,413,472
     Siam Makro Public Co. Ltd., fgn. ....................            Multiline Retail                     312,900         348,972
  /a/Telecomasia Corp. Public Co. Ltd., fgn. ............. Diversified Telecommunication Services          463,400         191,889
  /a/Telecomasia Corp. Public Co. Ltd., purch. rts. ...... Diversified Telecommunication Services          344,616              --
  /a/Thai Airways International Public Co. Ltd., fgn. ....                Airlines                         470,200         290,760
  /a/Thai Farmers Bank Public Co. Ltd. ...................                  Banks                          362,716         160,210
  /a/Thai Farmers Bank Public Co. Ltd., fgn. .............                  Banks                        4,917,250       2,171,930
  /a/Total Access Communication Public Co. Ltd. .......... Diversified Telecommunication Services          638,300       1,436,175
  /a/United Communications Industries, fgn. ..............        Communications Equipment                 464,200         302,427
                                                                                                                       -----------
                                                                                                                        16,210,468
                                                                                                                       -----------
     Turkey 5.4%
     Akbank ..............................................                  Banks                    1,135,210,328       4,703,660
     Anadolu Efes Biracilik ve Malt Sanayii AS ...........                Beverages                        770,000          29,450
     Arcelik AS, Br. .....................................           Household Durables                229,356,000       1,873,226
  /a/Haci Omer Sabanci Holding AS ........................         Diversified Financials              305,963,992       1,243,360
     KOC Holding AS ......................................         Diversified Financials               90,934,664       2,354,882
     Tupras-Turkiye Petrol Rafineleri AS .................                Oil & Gas                    180,980,000       4,614,629
  /a/Turkcell Iletisim Hizmetleri AS .....................   Wireless Telecommunication Services       174,371,465       2,014,650
  /a/Yapi ve Kredi Bankasi AS ............................                  Banks                      909,345,000       2,828,404
                                                                                                                       -----------
                                                                                                                        19,662,261
                                                                                                                       -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                           INDUSTRY                 SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
United Kingdom .1%
Bhp Billiton ..............................................             Metals & Mining             42,000    $    203,191
                                                                                                              ------------
Venezuela
Compania Anonima Nacional Telefonos de Venezuela, ADR ..... Diversified Telecommunication Services   7,560         177,206
                                                                                                              ------------
Total Long Term Investments (Cost $365,536,821)............                                                    320,114,887
                                                                                                              ------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT
                                                                                             --------------
Short Term Investments 10.7%
U.S. Treasury Bills, 3.350% - 3.495%, 8/09/01-09/20/01 (Cost $38,984,111).............         $39,257,000      38,987,292
                                                                                                              ------------
Total Investments (Cost $404,520,932) 98.6%...........................................                         359,102,179
Other Assets, less Liabilities 1.4% ..................................................                           5,073,281
                                                                                                              ------------
Total Net Assets 100.0% ..............................................................                        $364,175,460
                                                                                                              ============

/a/Non-income producing
/b/See note 6 regarding resticted securities


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
  Investments in securities:
    Cost ..............................................    $404,520,932
                                                           ============
    Value .............................................     359,102,179
 Receivables:
     Investment securities sold .......................      10,539,529
     Capital shares sold ..............................         158,306
     Dividends and interest ...........................       1,660,596
                                                           ------------
       Total assets ...................................     371,460,610
                                                           ------------
Liabilities:
  Payables:
    Investment securities purchased ...................       4,176,489
    Capital shares redeemed ...........................       2,401,621
    Affiliates ........................................         431,634
    Professional fees .................................          20,693
    Reports to shareholders ...........................          70,306
Other liabilities .....................................         184,407
                                                           ------------
      Total liabilities ...............................       7,285,150
                                                           ------------
        Net assets, at value ..........................    $364,175,460
                                                           ============
Net assets consist of:
  Undistributed net investment income .................    $  4,207,420
  Net unrealized depreciation .........................     (45,418,753)
  Accumulated net realized loss .......................    (168,073,306)
  Capital shares ......................................     573,460,099
                                                           ------------
        Net assets, at value ..........................    $364,175,460
                                                           ============
Class 1:
  Net asset, at value .................................    $284,176,901
                                                           ============
  Shares outstanding ..................................      55,380,934
                                                           ============
  Net asset value and offering price per share ........    $       5.13
                                                           ============
Class 2:
  Net asset, at value .................................    $ 79,998,559
                                                           ============
  Shares outstanding ..................................      15,649,285
                                                           ============
  Net asset value and offering price per share ........    $       5.11
                                                           ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $533,733)
  Dividends ...................................................   $ 6,805,954
  Interest ....................................................       504,259
                                                                  -----------
    Total investment income ...................................     7,310,213
                                                                  -----------
Expenses:
  Management fees (Note 3) ....................................     2,235,139
  Administrative fees (Note 3) ................................       256,267
  Distribution fees - Class 2 (Note 3) ........................        78,677
  Transfer agent fees .........................................         3,863
  Custodian fees ..............................................       239,958
  Reports to shareholders .....................................        78,038
  Professional fees ...........................................        18,772
  Trustees' fees and expenses .................................           871
  Other .......................................................        20,498
                                                                  -----------
    Total expenses ............................................     2,932,083
                                                                  -----------
      Net investment income ...................................     4,378,130
                                                                  -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ...............................................   (20,525,931)
    Foreign currency transactions .............................      (145,663)
                                                                  -----------
      Net realized loss .......................................   (20,671,594)
  Net unrealized appreciation on investments ..................    14,419,596
                                                                  -----------
Net realized and unrealized loss ..............................    (6,251,998)
                                                                  -----------
Net decrease in net assets resulting from operations ..........   $(1,873,868)
                                                                  ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                             Six Months Ended         Year Ended
                                                                               June 30, 2001       December 31, 2000
                                                                             ---------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................................   $  4,378,130        $    4,265,539
    Net realized loss from investments and foreign currency transactions ...    (20,671,594)           (6,111,652)
    Net unrealized appreciation (depreciation) on investments ..............     14,419,596          (139,588,759)
                                                                               ------------        --------------
      Net decrease in net assets resulting from operations .................     (1,873,868)         (141,434,872)
  Distributions to shareholders from:
    Net investment income:
      Class 1 ..............................................................     (2,724,470)           (2,663,593)
      Class 2 ..............................................................       (485,657)             (412,198)
                                                                               ------------        --------------
  Total distributions to shareholders ......................................     (3,210,127)           (3,075,791)
  Capital Share transactions: (Note 2)
      Class 1 ..............................................................    (11,222,118)          127,281,175
      Class 2 ..............................................................     22,219,617            28,232,838
                                                                               ------------        --------------
  Total capital share transactions .........................................     10,997,499           155,514,013
        Net increase in net assets .........................................      5,913,504            11,003,350
Net Assets:
  Beginning of period ......................................................    358,261,956           347,258,606
                                                                               ------------        --------------
  End of period ............................................................   $364,175,460        $  358,261,956
                                                                               ============        ==============
Undistributed net investment income included in net assets:
  End of period ............................................................   $  4,207,420        $    3,039,417
                                                                               ============        ==============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 43% of the Fund's shares were sold through one insurance company. The Funds investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                            Six Months Ended                     Year Ended
                                                              June 30, 2001                   December 31, 2000
                                                      ----------------------------------------------------------------
                                                        Shares            Amount           Shares           Amount
Class 1 Shares:                                       ----------------------------------------------------------------
Shares sold .....................................      16,204,953      $ 84,349,290      10,455,914      $ 63,455,322
Shares issued on merger/a/ ......................              --                --      23,685,284       153,007,317
Shares issued in reinvestment of distributions ..         523,937         2,724,471         385,260         2,663,593
Shares redeemed .................................     (18,802,165)      (98,295,879)    (15,371,210)      (91,845,057)
                                                      -----------      ------------     -----------      ------------
Net increase (decrease) .........................      (2,073,275)     $(11,222,118)     19,155,248      $127,281,175
                                                      ===========      ============     ===========      ============
Class 2 Shares:
Shares sold .....................................      70,447,416      $358,052,067      37,559,277      $226,123,611
Shares issued on merger/a/ ......................              --                --          66,980           431,354
Shares issued in reinvestment of distributions ..          93,937           485,657          59,774           412,198
Shares redeemed .................................     (65,728,233)     (336,318,107)    (33,265,941)     (198,734,325)
                                                      -----------      ------------     -----------      ------------
Net increase ....................................       4,813,120      $ 22,219,617       4,420,090      $ 28,232,838
                                                      ===========      ============     ===========      ============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Developing Markets Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Developing Markets Fund's shareholders.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

          Entity                                                          Affiliation
          --------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                  Administrative manager
          Templeton Asset Management Ltd. (TAML)                          Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

          Annualized Fee Rate     Daily Net Assets
          ---------------------------------------------------------------------------
                  .15%            First $200 million
                  .135%           Over $200 million, up to and including $700 million
                  .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $128,917,954, including $67,575,504 from the merged TVP-Templeton Developing Markets Fund, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:


           Capital loss carryover expiring in:
           2005 ........................................  $ 16,027,765
           2006 ........................................    63,025,428
           2007 ........................................    49,864,761
                                                          ------------
                                                          $128,917,954
                                                          ============

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $8,755,988 and $142,073, respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and passive foreign investment company shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $412,249,904 was as follows:



               Unrealized appreciation .............  $  32,130,222
               Unrealized depreciation .............    (85,277,947)
                                                      -------------
               Net unrealized depreciation .........  $ (53,147,725)
                                                      =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $115,909,898 and $95,541,083 respectively.

6. RESTRICTED SECURITIES

The FTVPT Templeton Developing Markets Securities Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2001 are as follows:

                                                                                          Acquisition
     Shares    Issuer                                                                        Date        Cost       Value
     ---------------------------------------------------------------------------------------------------------------------
     24,500    American Standard Sanitaryware Public Co. Ltd., fgn (.02% of Net Assets)    11/11/94    $392,833    $68,176
                                                                                                                   =======

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton Developing Markets Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                                 Class 1                      Class 2
                                                       ---------------------------------------------------------
                                                       Foreign Tax      Foreign      Foreign Tax      Foreign
                                                           Paid      Source Income       Paid      Source Income
Country                                                 Per Share      Per Share      Per Share      Per Share
----------------------------------------------------------------------------------------------------------------
Argentina ...........................................     0.0000         0.0015         0.0000         0.0013
Austria .............................................     0.0004         0.0012         0.0004         0.0011
Brazil ..............................................     0.0026         0.0214         0.0026         0.0184
China ...............................................     0.0000         0.0001         0.0000         0.0001
Colombia ............................................     0.0000         0.0002         0.0000         0.0002
Egypt ...............................................     0.0000         0.0007         0.0000         0.0006
Estonia .............................................     0.0001         0.0002         0.0001         0.0002
Greece ..............................................     0.0000         0.0003         0.0000         0.0003
Hong Kong ...........................................     0.0000         0.0025         0.0000         0.0022
Hungary .............................................     0.0006         0.0014         0.0006         0.0013
India ...............................................     0.0000         0.0003         0.0000         0.0002
Indonesia ...........................................     0.0010         0.0030         0.0010         0.0026
Israel ..............................................     0.0004         0.0010         0.0004         0.0008
Malaysia ............................................     0.0003         0.0004         0.0003         0.0004
Mexico ..............................................     0.0002         0.0051         0.0002         0.0045
Pakistan ............................................     0.0005         0.0015         0.0005         0.0013
Peru ................................................     0.0000         0.0001         0.0000         0.0001
Philippines .........................................     0.0002         0.0003         0.0002         0.0003
Poland ..............................................     0.0004         0.0013         0.0004         0.0012
Russia ..............................................     0.0000         0.0002         0.0000         0.0002
Singapore ...........................................     0.0026         0.0049         0.0026         0.0044
South Africa ........................................     0.0001         0.0082         0.0001         0.0072
South Korea .........................................     0.0004         0.0011         0.0004         0.0010
Taiwan ..............................................     0.0002         0.0002         0.0002         0.0002
Thailand ............................................     0.0006         0.0027         0.0006         0.0024
Turkey ..............................................     0.0000         0.0006         0.0000         0.0006
United Kingdom ......................................     0.0001         0.0005         0.0001         0.0005
Venezuela ...........................................     0.0000         0.0006         0.0000         0.0006
                                                         -------        -------        -------        -------
TOTAL ...............................................    $0.0107        $0.0615        $0.0107        $0.0542
                                                         =======        =======        =======        =======

                                         TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, the U.S. economic slowdown also seemed to diminish European, Asian and Latin American growth. In response to this global slowdown, many central banks worldwide began lowering interest rates in an attempt to pump some life into their countries' economies. The U.S. Federal Reserve Board (the Fed) was the most aggressive in terms of easing monetary policy and reduced the federal funds target rate by 275 basis points (2.75%) since January 2001. The U.S. Treasury yield curve steepened as short-term interest rates fell while medium- and long-term rates rose slightly.

Because of persistently high inflation, the European Central Bank (ECB) was the least aggressive and reduced its key minimum bid rate only once by 25 basis points (0.25%). The Euroland (the 12 countries comprising the European Monetary Union) yield curve also steepened as short-term interest rates fell. However, long-term interest rates rose, mostly because inflation there remained well above the ECB's 2.0% target. The Bank of England reduced rates by 75 basis points (0.75%). The British gilt yield curve shifted from an inverted position upward with a flattening twist, as short-term interest rates declined, while medium- and long-term interest rates rose. The Bank of Japan reduced its discount rate by 25 basis points (0.25%) to near zero. The Japanese government bond yield curve experienced a parallel downward shift mostly because of continued sluggish growth and deflation.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the six months under review. The J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, rose 1.71% in local currency terms./1/ However, the index fell 4.96% in



1. Source: J.P. Morgan Securities Inc. The JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/01

[GRAPHIC OMITTED]

Europe                   62.3%
North America            21.1%
Latin America            10.0%
Asia                      2.3%
Australia/New Zealand     2.2%
Short-Term Investments &
Other Net Assets          2.1%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


                                                                          TGI-1

U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar during the reporting period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 1.77% return for the period./2/

Emerging market bonds delivered positive returns during the six-month period as yield spreads narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) rose 5.52%./3/ Historically, emerging market bonds typically perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 85%-90% of its assets to intermediate- and long-term global investment-grade bonds and approximately 10%-15% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed slightly during the six-month period. On June 30, 2001, the Fund had 21.1% of total net assets in North America, down slightly from 21.4% at the beginning of the period, principally due to a smaller U.S. position. Our overall European exposure increased from 51.7% to 62.3% during the period. Our Euroland allocation rose as our position in France grew from 3.2% to 17.6%. On the other hand, our non-Euroland allocation decreased, with our U.K. and Denmark positions declining, from 6.5% and 4.6%, to 4.8% and 1.5%. Elsewhere, we eliminated our exposure to Argentina because of default risk, and increased our exposure to Mexico and Venezuela given their relatively stronger debt repayment capacity.

2. Source: J.P. Morgan Securities Inc. The J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of 6/30/01, the index included 100 issues with a market value of US$1,539 billion.
3. Source: J.P. Morgan Securities Inc. The JPM EMBI+ tracks total returns for external-currency-denominated debt instruments (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) of the emerging markets covering 17 countries.

TGI-2

Looking forward, we believe slower global economic growth and slightly lower inflation worldwide will likely encourage further monetary policy easing by major central banks. This is a favorable environment for short- to medium-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, will continue to offer attractive income returns for the portfolio.


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          TGI-3

Templeton Global Income Securities Fund - Class 2

Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Global Income Securities Fund - Class 2 delivered a -4.53% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund - Class 2*
Periods ended 6/30/01
                                                                      Since
                                                                   Inception
                                1-Year      5-Year      10-Year    (1/24/89)
-------------------------------------------------------------------------------
Cumulative Total Return         -0.63%      +10.93%     +55.22%      +91.83%
Average Annual Total Return     -0.63%       +2.10%      +4.49%       +5.38%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -7.06% and -2.91%.

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

             Past performance does not guarantee future results.

TGI-4

                    TEMPLETON GLOBAL INCOME SECURITIES FUND
             (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)
                       SUPPLEMENT DATED AUGUST 15, 2001
                     TO THE PROSPECTUS DATED MAY 1, 2001


The prospectus is amended by replacing the MANAGEMENT section (page TGI-5) with the following:

[MANAGEMENT LOGO]
Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager. A team from Advisers is responsible for the Fund's management.

The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.63% of its average daily net assets to Advisers for its services.

                Please keep this supplement for future reference.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

                                                                                           Class 1
                                                           ------------------------------------------------------------------------

                                                            Six Months Ended                  Year Ended December 31,
                                                              June 30, 2001   -----------------------------------------------------
                                                               (unaudited)       2000      1999       1998        1997      1996
                                                           ------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $ 11.53           $ 11.07   $ 12.87    $  12.97   $  13.61  $  13.46
                                                              -------           -------   -------    --------   --------  --------
Income from investment operations:
  Net investment income/a/ ............................           .32               .68       .68        1.07       1.05      1.02
  Net realized and unrealized gains (losses) ..........          (.82)             (.20)    (1.42)       (.19)      (.73)      .17
                                                              -------           -------   -------    --------   --------- --------
Total from investment operations ......................          (.50)              .48      (.74)        .88        .32      1.19
                                                              -------           -------   -------    --------   --------  --------
Less distributions from net investment income .........          (.41)             (.02)    (1.06)       (.98)      (.96)    (1.04)
                                                              -------           -------   -------    --------   --------  --------
Net asset value, end of period ........................       $ 10.62           $ 11.53   $ 11.07    $  12.87   $  12.97  $  13.61
                                                              =======           =======   =======    ========   ========  ========
Total return/b/ .......................................         (4.39)%            4.32%    (5.79)%      7.08%      2.55%     9.56%

Ratios/supplemental data
Net assets, end of period (000's) .....................       $69,670           $81,171   $90,537    $150,941   $185,016  $221,722
Ratios to average net assets:
  Expenses ............................................           .79%/c/           .72%      .65%        .63%       .62%      .61%
  Net investment income ...............................          5.76%/c/          6.22%     5.65%       6.86%      7.03%     7.30%
Portfolio turnover rate ...............................         60.94%            40.43%    80.76%      84.17%    181.61%   140.96%


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                              Class 2
                                                          ------------------------------------------------
                                                           Six Months Ended      Year Ended December 31,
                                                             June 30, 2001     ---------------------------
                                                              (unaudited)         2000          1999/d/
                                                          ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $11.48           $11.04         $12.93
                                                                ------           ------         ------
Income from investment operations:
  Net investment income/a/ ............................            .31              .65            .60
  Net realized and unrealized losses ..................           (.82)            (.19)         (1.44)
                                                                ------           ------         ------
Total from investment operations ......................           (.51)             .46           (.84)
                                                                ------           ------         ------
Less distributions from net investment income .........           (.39)            (.02)         (1.05)
                                                                ------           ------         ------
Net asset value, end of period ........................         $10.58           $11.48         $11.04
                                                                ======           ======         ======
Total return/b/ .......................................          (4.53)%           4.14%         (6.53)%

Ratios/supplemental data
Net assets, end of period (000's) .....................         $1,054           $1,237         $  443
Ratios to average net assets:
  Expenses ............................................           1.04%/c/          .97%           .91%/c/
  Net investment income ...............................           5.49%/c/         5.94%          5.36%/c/
Portfolio turnover rate ...............................          60.94%           40.43%         80.76%



/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)


                                                              PRINCIPAL
                                                               AMOUNT*            VALUE
-------------------------------------------------------------------------------------------
Long Term Investments 97.9%
Australia 1.0%
New South Wales Treasury Corp., 6.50%, 5/01/06 ........   $ 1,362,000 AUD       $   701,789
                                                                                -----------
Belgium 2.4%
Kingdom of Belgium, 7.50%, 7/29/08 ....................     1,731,000 EUR         1,663,783
                                                                                -----------
Brazil 2.5%
Republic of Brazil:
  14.50%, 10/15/09 ....................................       810,000               856,373
  11.00%, 8/17/40 .....................................     1,180,000               878,423
                                                                                -----------
                                                                                  1,734,796
                                                                                -----------
Bulgaria 4.1%
Republic of Bulgaria, FRN, 6.313%, 7/28/11 ............     3,580,000             2,864,000
                                                                                -----------
Canada 2.3%
Government of Canada:
  8.75%, 12/01/05 .....................................       845,000 CAD           623,338
  7.00%, 12/01/06 .....................................     1,478,000 CAD         1,031,221
                                                                                -----------
                                                                                  1,654,559
                                                                                -----------
Denmark 1.5%
Kingdom of Denmark, 5.00%, 8/15/05 ....................     9,295,000 DKK         1,059,190
                                                                                -----------
France 17.6%
Government of France:
  6.75%, 10/25/03 .....................................     4,389,000 EUR         3,906,469
  4.00%, 10/25/09 .....................................    10,898,000 EUR         8,514,365
                                                                                -----------
                                                                                 12,420,834
                                                                                -----------
Germany 15.8%
Bundesobligation, 3.75%, 8/26/03 ......................       974,000 EUR           815,384
Federal Republic of Germany:
  3.25%, 2/17/04 ......................................     4,257,000 EUR         3,511,853
  6.00%, 7/04/07 ......................................     5,010,000 EUR         4,511,150
  Series 136, 5.00%, 8/19/05 ..........................     2,698,000 EUR         2,321,211
                                                                                -----------
                                                                                 11,159,598
                                                                                -----------
Italy 6.4%
Buoni Poliennali Del Tesoro:
  7.75%, 11/01/06 .....................................     4,183,293 EUR         4,003,499
  5.50%, 11/01/10 .....................................       634,000 EUR           547,015
                                                                                -----------
                                                                                  4,550,514
                                                                                -----------
Mexico 4.7%
United Mexican States:
  9.875%, 2/01/10 .....................................     1,300,000             1,437,475
  11.375%, 9/15/16 ....................................       645,000               780,934
  11.50%, 5/15/26 .....................................       885,000             1,125,278
                                                                                -----------
                                                                                  3,343,687
                                                                                -----------
Netherlands 4.1%
Government of Netherlands, 5.75%, 2/15/07 .............     3,308,000 EUR         2,922,752
                                                                                -----------
New Zealand 1.2%
Government of New Zealand, 7.00%, 7/15/09 .............     2,120,000 NZD           877,913
                                                                                -----------
Russia 2.2%
Federation of Russia, 11.00%, 7/24/18 .................     1,800,000             1,562,461
                                                                                -----------



TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                                                  PRINCIPAL
                                                                                                   AMOUNT*             VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Spain 2.7%
   Government of Spain, 10.15%, 1/31/06 ........................................................ $1,879,000 EUR      $ 1,933,130
                                                                                                                     -----------
   Sweden .7%
   Kingdom of Sweden, 6.00%, 2/09/05 ...........................................................  5,500,000 SEK          519,772
                                                                                                                     -----------
   Turkey 2.3%
   Republic of Turkey:
     12.375%, 6/15/09 ..........................................................................  1,000,000              916,000
     11.875%, 1/15/30 ..........................................................................    790,000              671,500
                                                                                                                     -----------
                                                                                                                       1,587,500
                                                                                                                     -----------
   United Kingdom 4.8%
   United Kingdom:
     6.50%, 12/07/03 ...........................................................................    717,000 GBP        1,031,243
     7.50%, 12/07/06 ...........................................................................  1,550,000 GBP        2,383,224
                                                                                                                     -----------
                                                                                                                       3,414,467
                                                                                                                     -----------
   United States 18.8%
   FNMA, 6.00%, 5/15/11 ........................................................................  9,646,000            9,552,530
   KFW International Finance Inc., 6.125%, 7/08/02 .............................................    825,000              840,343
   U.S. Treasury Note:
     7.25%, 8/15/04 ............................................................................  1,772,000            1,903,367
     5.00%, 2/15/11 ............................................................................  1,000,000              970,627
                                                                                                                     -----------
                                                                                                                      13,266,867
                                                                                                                     -----------
   Venezuela 2.8%
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ................................................  2,240,000            1,993,351
                                                                                                                     -----------
   Total Long Term Investments (Cost $73,101,074)...............................................                      69,230,963
                                                                                                                     -----------
/a/Repurchase Agreement 1.1%
   Dresdner Kleinwort Wasserstein Securities LLC., 3.85%, 7/02/01 (Maturity Value $755,242)
     (Cost $755,000) Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agency Securities .........................................................    755,000              755,000
                                                                                                                     -----------
   Total Investments (Cost $73,856,074) 99.0%...................................................                      69,985,963
   Other Assets, less Liabilities 1.0% .........................................................                         737,973
                                                                                                                     -----------
   Total Net Assets 100.0% .....................................................................                     $70,723,936
                                                                                                                     ===========



Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona


  *The principal amount is stated in U.S. dollars unless otherwise indicated. /a/At June 30, 2001, all repurchase agreements had been entered into on
   June 29, 2001.


                       See notes to financial statements.

                                                                          TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)



Assets:
 Investments in securities:
  Cost .......................................................    $ 73,856,074
                                                                  ============
  Value ......................................................      69,985,963
 Cash ........................................................              55
 Receivables:
  Investment securities sold .................................      17,700,348
  Capital shares sold ........................................           1,137
  Interest ...................................................       1,799,672
                                                                  ------------
   Total assets ..............................................      89,487,175
                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased ............................      18,566,466
  Capital shares redeemed ....................................          97,172
  Affiliates .................................................          37,306
  Professional fees ..........................................          13,629
  Reports to shareholders ....................................          18,628
 Other liabilities ...........................................          30,038
                                                                  ------------
   Total liabilities .........................................      18,763,239
                                                                  ------------
    Net assets, at value .....................................    $ 70,723,936
                                                                  ============
Net assets consist of:
 Undistributed net investment income .........................    $  1,441,285
 Net unrealized depreciation .................................      (3,944,842)
 Accumulated net realized loss ...............................     (17,576,618)
 Capital shares ..............................................      90,804,111
                                                                  ------------
    Net assets, at value .....................................    $ 70,723,936
                                                                  ============
Class 1:
 Net assets, at value ........................................    $ 69,670,107
                                                                  ============
 Shares outstanding ..........................................       6,558,642
                                                                  ============
 Net asset value and offering price per share ................    $      10.62
                                                                  ============
Class 2:
 Net assets, at value ........................................    $  1,053,829
                                                                  ============
 Shares outstanding ..........................................          99,586
                                                                  ============
 Net asset value and offering price per share ................    $      10.58
                                                                  ============

                       See notes to financial statements.

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)




Investment income:
  (net of foreign taxes of $20,087)
  Interest .................................................................   $ 2,325,410
                                                                               ===========
Expenses:
  Management fees (Note 3) .................................................       237,568
  Distribution fees - Class 2 (Note 3) .....................................         1,489
  Transfer agent fees ......................................................         1,701
  Custodian fees ...........................................................        24,039
  Reports to shareholders ..................................................        14,214
  Professional fees ........................................................        13,028
  Trustees' fees and expenses ..............................................           650
  Other ....................................................................         9,436
                                                                               -----------
    Total expenses .........................................................       302,125
                                                                               -----------
      Net investment income ................................................     2,023,285
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ............................................................    (6,239,719)
    Foreign currency transactions ..........................................       (24,636)
                                                                               -----------
      Net realized loss ....................................................    (6,264,355)
  Net unrealized appreciation:
    Investments ............................................................     1,005,471
    Translation of assets and liabilities denominated in foreign currencies       (119,389)
                                                                               -----------
      Net unrealized appreciation ..........................................       886,082
Net realized and unrealized loss ...........................................    (5,378,273)
                                                                               -----------
Net decrease in net assets resulting from operations .......................   $(3,354,988)
                                                                               ===========

                       See notes to financial statements.

                                                                         TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000


                                                                                              Six Months Ended      Year Ended
                                                                                                June 30, 2001    December 31, 2000
                                                                                              ------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ................................................................      $  2,023,285      $   5,305,429
    Net realized loss from investments and foreign currency transactions .................        (6,264,355)        (3,990,500)
    Net unrealized appreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ....................................................           886,082          2,117,646
                                                                                                ------------      -------------
    Net increase (decrease) in net assets resulting from operations ......................        (3,354,988)         3,432,575
 Distributions to shareholders from:
    Net investment income:
      Class 1 ............................................................................        (2,604,868)          (116,818)
      Class 2 ............................................................................           (36,450)              (812)
                                                                                                ------------      -------------
 Total distributions to shareholders .....................................................        (2,641,318)          (117,630)
 Capital share transactions: (Note 2)
      Class 1 ............................................................................        (5,576,640)       (12,620,995)
      Class 2 ............................................................................          (110,745)           733,766
                                                                                                ------------      -------------
 Total capital share transactions ........................................................        (5,687,385)       (11,887,229)
    Net decrease in net assets ...........................................................       (11,683,691)        (8,572,284)
Net assets:
  Beginning of period ....................................................................        82,407,627         90,979,911
                                                                                                ------------       ------------
  End of period ..........................................................................      $ 70,723,936       $ 82,407,627
                                                                                                ============       ============
Undistributed net investment income included in net assets:
  End of period ..........................................................................      $  1,441,285       $  2,608,626
                                                                                                ============       ============

                       See notes to financial statements.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 77% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates


The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to January 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a decrease of $549,308 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $162,335, decrease unrealized gains by $13,777, and increase realized gains by $176,112. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                                  Six Months Ended                    Year Ended
                                                                    June 30, 2001                  December 31, 2000
                                                              -----------------------------------------------------------
                                                                Shares         Amount           Shares          Amount
Class 1 Shares:                                               -----------------------------------------------------------
Shares sold ...............................................      464,805    $  5,228,963         397,698    $  4,324,664
Shares issued on merger/a/ ................................           --              --       1,620,086      17,464,656
Shares issued on reinvestment of distributions ............      241,863       2,604,868          10,837         116,818
Shares redeemed ...........................................   (1,185,094)    (13,410,471)     (3,171,211)    (34,527,133)
                                                              ----------    ------------      ----------    -------------
Net decrease ..............................................     (478,426)   $ (5,576,640)     (1,142,590)   $(12,620,995)
                                                              ==========    ============      ==========    =============
Class 2 Shares:
Shares sold ...............................................    1,293,676    $ 14,857,812         222,783    $  2,454,812
Shares issued on merger/a/ ................................           --              --          70,754         759,809
Shares issued on reinvestment of distributions ............        3,397          36,450              75             812
Shares redeemed ...........................................   (1,305,236)    (15,005,007)       (225,940)     (2,481,667)
                                                              ----------    ------------      ----------    -------------
Net increase (decrease) ...................................       (8,163)   $   (110,745)         67,672    $    733,766
                                                              ==========    ============      ==========    =============

/a/On May 1, 2000, the Fund acquired the net assets of Templeton Variable
   Products Series Fund (TVP) - Templeton Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


          Entity                                                        Affiliation
          ------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                Administrative manager
          Franklin Advisers, Inc. (Advisers)                            Investment manager
          Templeton Investment Counsel, LLC (TIC)                       Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

          Annualized Fee Rate        Daily Net Assets
          ------------------------------------------------------------------------------------
                  .625%              First $100 million
                  .50%               Over $100 million, up to and including $250 million
                  .45%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provided subadvisory services to the Fund, and received fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense to the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $11,140,865, including $2,641,697 from the merged TVP-Templeton Bond Fund, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

  Capital loss carryover expiring in:
  2001 ...............................................  $ 1,294,963
  2002 ...............................................      570,056
  2003 ...............................................    1,035,267
  2006 ...............................................      502,340
  2007 ...............................................    5,367,721
  2008 ...............................................    2,370,518
                                                        -----------
                                                        $11,140,865
                                                        ===========

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses of $139,733 and $31,665 respectively, occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.

                                                                         TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $74,391,605 was as follows:


           Unrealized appreciation .......................  $   153,348
           Unrealized depreciation .......................   (4,558,990)
                                                            -----------
           Net unrealized depreciation ...................  $(4,405,642)
                                                            ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $44,875,288 and $43,007,364 respectively.


TGI-16

                                          TEMPLETON GROWTH SECURITIES FUND



--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.
--------------------------------------------------------------------------------
During the six months ended June 30, 2001, global economic output slowed significantly through 2001's first quarter, largely due to the effects of high interest rates and foundering equity markets. In response, most major countries' central banks followed the U.S. Federal Reserve Board's (the Fed's) lead and began lowering short-term interest rates to pump some life into their countries' economies.

Financial markets worldwide generally trended lower with that of the U.S. in the first quarter, before rebounding slightly in the spring months. Emerging markets performed best, with strong positive returns from Mexico, Russia and South Korea, in particular. Europe was the weakest region, with particularly poor results concentrated in France and Germany. The declines were mainly sector specific, with a dramatic sell-off in technology and telecommunications companies. The weak euro, which declined 10% against the U.S. dollar during the reporting period, compounded the negative returns. On a sector basis, consumer discretionary (including cyclical stocks of the automobile, household durables, leisure, media and retail industries), materials and energy stocks had the best performance but still posted negative results for the period.

Within this environment, although delivering slightly negative total returns for the period, the Fund outperformed the benchmark Morgan Stanley Capital International All Country (MSCI AC) World Free Index, which returned -9.93% in U.S. dollar terms for the six-month period ended June 30, 2001./1/ In a slowing global economic environment, and with what we believed to be continued unrealistic valuations in the technology and telecommunications sectors, our focus on what we considered economically defensive and undervalued securities paid off somewhat as value-oriented stocks continued to find favor among investors seeking shelter from their growth counterparts. During the reporting period we found what we believed to be attractive ideas in industries pertaining to household products, pharmaceuticals and

1. Source: Standard & Poor's Micropal. The MSCI All Country World Free Index is an equity index that measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalizations (shares outstanding times price). The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/01


[PIE CHART]

North America                44.5%
Europe                       26.6%
Asia                         15.7%
Latin America                 3.4%
Australia/New Zealand         3.2%
Short-Term Investments &
Other Net Assets              6.6%

Top 10 Holdings
Templeton Growth Securities Fund
6/30/01

Company                       % of Total
Industry, Country             Net Assets
----------------------------------------
Cheung Kong
Holdings Ltd.                    1.9%
Real Estate, Hong Kong

Abbott Laboratories              1.8%
Pharmaceuticals, U.S.

Allstate Corp.                   1.7%
Insurance, U.S.

H.J. Heinz Co.                   1.7%
Food Products, U.S.

Lockheed Martin Corp.            1.6%
Aerospace & Defense,
U.S.

Procter & Gamble Co.             1.4%
Household Products, U.S.

HSBC Holdings PLC                1.4%
Banks, Hong Kong

The Kroger Co.                   1.4%
Food & Drug Retailing,
U.S.

Albertson's Inc.                 1.4%
Food & Drug Retailing,
U.S.

Telefonos de Mexico SA
de CV (Telmex), L, ADR           1.4%
Diversified
Telecommunication
Services, Mexico

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

foods, and a number of solid stocks selling at reasonable prices among them. As a result, our portfolio characteristics on June 30, 2001, were substantially different than the market's, with a lower average price-to-earnings valuation for the Fund compared to the MSCI AC World Free Index.

U.S. stocks once again comprised the Fund's largest country weighting at approximately 41% of total net assets on June 30, 2001, and included 7 of its top 10 holdings. Stock selection, focused on company fundamentals, was key to our performance. In the face of slowing economies and declining interest rates, our holdings in economically defensive sectors such as food retailing (Kroger), pharmaceuticals (Abbott Labs and Mylan Labs) and defense (Lockheed Martin), as well as insurance holdings such as Allstate, held up well amid ailing markets. The Fund also benefited from limited exposure to battered technology companies, as a stream of profit warnings continued to plague the sector. Despite major stock market losses, 3 of our top 20 U.S. holdings recorded gains: Abbott Labs, Lockheed Martin and Mylan Labs all benefited from relatively defensive revenue streams and undemanding valuations. We also sought to take advantage of the market volatility to pick up stocks trading at what we considered to be attractive valuations with solid short-term earnings prospects, including pharmaceutical companies Mylan Labs and Pharmacia, and household product brands Clorox and Newell Rubbermaid.

Our European positions held up well in the period, again due to their relatively defensive nature. Our two largest U.K. holdings, consumer products company Unilever and aerospace and defense company Rolls Royce, were up for the period versus the MSCI U.K. Index./2/ Another European holding, Dutch consumer products and semiconductor company Koninklijke Philips, declined on concerns over falling demand for mobile handsets and deteriorating semiconductor pricing conditions.

In Asia, the Fund's largest country weighting was Hong Kong, despite profitably trimming financial services company HSBC Holdings as its share price rose earlier in the year. On June 30, 2001, our largest Asian holding was Cheung Kong, which we feel is an attractive play on real estate. Our holdings in Japan remained underweighted compared with

2. Source: Standard & Poor's Micropal. The MSCI U.K. Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total returns (gross dividends are reinvested) of equity securities in the United Kingdom. Securities included in the index are weighted according to their market capitalizations (shares outstanding times price).

the MSCI AC World Free Index, as we are pessimistic regarding its difficult economic recovery and corporate restructuring climate. Despite the country's usual fiscal year-end financial markets rally to March 31 and a return to a zero interest rate policy by the Central Bank, Japan's structural problems persisted, apparently paralyzing consumers, corporations and banks.

We remain cautious on the U.S. economy given dramatically slower growth, as evidenced by the gross domestic product's (GDP's) 1.3% annualized rate for 2001's first quarter. The deceleration, caused largely by previous monetary tightening, a strengthening dollar, high energy prices and falling equity prices means recovery will likely be slow due to several structural excesses that need to be fixed. These include a significant capital investment oversupply, particularly in technology; a negative savings rate apparently due to reliance on the stock market as a savings vehicle; and a record current account deficit. However, we believe growth could resume, stimulated by lower interest rates and tax cuts. Aided by the European Central Bank's (ECB's) recent monetary easing policy, we believe the Euro zone should benefit from several factors: euro weakness, which should boost exports; tax cuts of around 1.0% of output that took effect in January in Germany, Italy and France; and less impact from declining equity markets due to reduced stock holdings.

Looking forward, we believe most equity markets will continue to experience volatility. As the global economy starts to recover, we expect growth to resume, but we remain very cautious regarding the near-term prospects for technology and telecommunications stocks worldwide, particularly in the U.S. We will continue to search the globe for stocks we believe are improperly valued by other investors, and will remain ardent believers in individual stock selection, as opposed to primarily sector or country allocation considerations. Over time, we have found this bottom-up discipline to be the best approach in our efforts to generate attractive returns.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Templeton Growth Securities Fund - Class 2


Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton Growth Securities Fund - Class 2 delivered a -0.24% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Templeton Growth Securities Fund - Class 2*
Periods ended 6/30/01
                                                               Since
                                                            Inception
                                    1-Year       5-Year     (3/15/94)
-----------------------------------------------------------------------
Cumulative Total Return             +3.39%       +65.59%    +113.37%
Average Annual Return               +3.39%       +10.61%     +10.95%
Value of $10,000 Investment       $10,339       $16,559     $21,337

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +17.78% and +6.82%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights


                                                                                             Class 1
                                                           -------------------------------------------------------------------------
                                                           Six Months Ended                    Year Ended December 31,
                                                             June 30, 2001   -------------------------------------------------------
                                                              (unaudited)        2000       1999        1998        1997      1996
                                                           -------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $  13.76      $    15.63   $  14.77    $  15.34   $  13.80  $  11.75
                                                               --------      ----------   --------    --------   --------  ---------
Income from investment operations:
  Net investment income/a/ ..............................           .19             .30        .28         .35        .33       .25
  Net realized and unrealized gains (losses) ............          (.19)           (.15)      2.66         .98       1.53      2.22
                                                               --------      ----------   --------    --------   --------  ---------
Total from investment operations ........................            --             .15       2.94        1.33       1.86      2.47
                                                               --------      ----------   --------    --------   --------  ---------
Less distributions from:
  Net investment income .................................          (.28)           (.27)      (.36)       (.41)      (.24)     (.21)
  Net realized gains ....................................         (2.29)          (1.75)     (1.72)      (1.49)      (.08)     (.21)
                                                               --------      ----------   --------    --------   --------  ---------
Total distributions .....................................         (2.57)          (2.02)     (2.08)      (1.90)      (.32)     (.42)
                                                               --------      ----------   --------    --------   --------  ---------
Net asset value, end of period ..........................      $  11.19      $    13.76   $  15.63    $  14.77   $  15.34  $  13.80
                                                               ========      ==========   ========    ========   ========  =========
Total return/b/ .........................................          (.09)%          1.74%     21.04%       8.98%     13.50%    21.28%

Ratios/supplemental data
Net assets, end of period (000's) .......................    $1,065,776      $1,163,637   $708,310    $747,080   $758,445  $579,877
Ratios to average net assets:
  Expenses ..............................................           .85%/c/         .88%       .88%        .88%       .88%      .93%
  Net investment income .................................          2.76%/c/        2.18%      1.87%       2.27%      2.49%     2.20%
Portfolio turnover rate .................................         18.17%          69.67%     46.54%      32.30%     24.81%    12.32%

/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)


                                                                                Class 2
                                                             ----------------------------------------------
                                                             Six Months Ended       Year Ended December 31,
                                                               June 30, 2001     --------------------------
                                                                (unaudited)          2000          1999/d/
                                                             ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $ 13.69          $ 15.60         $15.34
                                                                -------          -------         ------
Income from investment operations:
  Net investment income/a/ ..............................           .17              .25            .17
  Net realized and unrealized gains (losses) ............          (.18)            (.15)          2.17
                                                                -------          -------         ------
Total from investment operations ........................          (.01)            (.10)          2.34
                                                                -------          -------         ------
Less distributions from:
  Net investment income .................................          (.26)            (.26)          (.36)
  Net realized gains ....................................         (2.29)           (1.75)         (1.72)
                                                                -------          -------         ------
Total distributions .....................................         (2.55)           (2.01)         (2.08)
                                                                -------          -------         ------
Net asset value, end of period ..........................       $ 11.13          $ 13.69         $15.60
                                                                =======          =======         ======
Total return/b/ .........................................          (.24)%           1.47%         16.35%

Ratios/supplemental data
Net assets, end of period (000's) .......................       $96,287          $79,043         $4,483
Ratios to average net assets:
  Expenses ..............................................          1.10%/c/         1.12%          1.14%/c/
  Net investment income .................................          2.54%/c/         1.87%          1.17%/c/
Portfolio turnover rate .................................         18.17%           69.67%         46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)


                                                                      COUNTRY          SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
   Common Stocks 92.4%
   Aerospace & Defense 4.8%
   BAE Systems PLC ............................................    United Kingdom     2,305,183   $11,038,658
   Lockheed Martin Corp. ......................................     United States       503,360    18,649,488
   Raytheon Co. ...............................................     United States       439,574    11,670,690
   Rolls-Royce PLC ............................................    United Kingdom     4,328,521    14,275,000
                                                                                                  -----------
                                                                                                   55,633,836
                                                                                                  -----------
   Air Freight & Couriers .1%
   Airborne Inc. ..............................................     United States        89,400     1,036,146
                                                                                                  -----------
   Airlines .8%
   Singapore Airlines Ltd. ....................................       Singapore       1,303,100     9,011,559
                                                                                                  -----------
   Auto Components 1.2%
   Goodyear Tire & Rubber Co. .................................     United States       269,000     7,532,000
   Michelin SA, B .............................................        France           200,000     6,327,089
                                                                                                  -----------
                                                                                                   13,859,089
                                                                                                  -----------
   Automobiles 2.9%
   Bayerische Motoren Werke AG ................................        Germany          203,600     6,704,682
   Ford Motor Co. .............................................     United States       234,507     5,757,147
   General Motors Corp. .......................................     United States       205,860    13,247,091
   Volkswagen AG ..............................................        Germany          165,400     7,729,037
                                                                                                  -----------
                                                                                                   33,437,957
                                                                                                  -----------
   Banks 6.8%
   Australia & New Zealand Banking Group Ltd. .................       Australia       1,844,184    15,839,525
   Bank of America Corp. ......................................     United States       129,630     7,781,689
   Foreningssparbanken AB, A ..................................        Sweden           350,000     4,051,317
   HSBC Holdings PLC ..........................................       Hong Kong       1,415,201    16,737,688
   Lloyds TSB Group PLC .......................................    United Kingdom       658,720     6,591,276
   National Australia Bank Ltd. ...............................       Australia         869,000    15,476,803
   U.S. Bancorp ...............................................     United States       537,625    12,252,474
                                                                                                  -----------
                                                                                                   78,730,772
                                                                                                  -----------
   Building Products .6%
   Novar PLC ..................................................    United Kingdom     2,898,818     6,543,193
                                                                                                  -----------
   Chemicals 4.7%
   Agrium Inc. ................................................        Canada            89,300       893,000
   Akzo Nobel NV ..............................................      Netherlands        355,200    15,034,666
   BASF AG ....................................................        Germany          253,200     9,924,200
   DSM NV, Br. ................................................      Netherlands        300,000    10,437,919
   Eastman Chemical Co. .......................................     United States       125,000     5,953,750
   Kemira OY ..................................................        Finland           40,046       203,405
   Lyondell Chemical Co. ......................................     United States       770,500    11,850,290
                                                                                                  -----------
                                                                                                   54,297,230
                                                                                                  -----------
   Commercial Services & Supplies 1.2%
   Waste Management Inc. ......................................     United States       455,740    14,045,907
                                                                                                  -----------
   Communications Equipment .6%
   Motorola Inc. ..............................................     United States       405,310     6,711,934
                                                                                                  -----------
   Computers & Peripherals 2.8%
   Compaq Computer Corp. ......................................     United States       400,000     6,196,000
   Fujitsu Ltd. ...............................................         Japan           350,000     3,676,235
   Hewlett-Packard Co. ........................................     United States       304,390     8,705,554
/a/Lexmark International Inc. .................................     United States        60,000     4,035,000
   NEC Corp. ..................................................         Japan           770,000    10,402,903
                                                                                                  -----------
                                                                                                   33,015,692
                                                                                                  -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                      COUNTRY          SHARES        VALUE
------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Construction Materials .3%
   Cheung Kong Infrastructure Holdings Ltd. ..................       Hong Kong       1,768,000   $ 3,060,039
                                                                                                 -----------
   Diversified Financials 3.3%
   Merrill Lynch & Co. Inc. ..................................     United States       250,000    14,812,500
   Nomura Securities Co. Ltd. ................................         Japan           726,000    13,912,284
   Swire Pacific Ltd., A .....................................       Hong Kong       1,688,300     8,744,640
   Swire Pacific Ltd., B .....................................       Hong Kong       1,304,000       936,217
                                                                                                 -----------
                                                                                                  38,405,641
                                                                                                 -----------
   Diversified Telecommunication Services 6.7%
   AT&T Corp. ................................................     United States       500,000    11,000,000
   Cable & Wireless PLC ......................................    United Kingdom     1,314,000     7,729,031
   Korea Telecom Corp., ADR ..................................      South Korea        197,130     4,332,917
   Nippon Telegraph & Telephone Corp. ........................         Japan             2,698    14,061,097
   SBC Communications Inc. ...................................     United States       160,000     6,409,600
   Telecom Argentina Stet-France Telecom SA, B, ADR ..........       Argentina         240,000     3,708,000
   Telecom Corp. of New Zealand Ltd. .........................      New Zealand      2,386,100     5,454,773
   Telefonos de Mexico SA de CV, L, ADR ......................        Mexico           451,645    15,848,223
/a/Worldcom Inc.-MCI Group ...................................     United States        24,616       396,324
/a/Worldcom Inc.-Worldcom Group ..............................     United States       615,410     8,738,822
                                                                                                 -----------
                                                                                                  77,678,787
                                                                                                 -----------
   Electric Utilities 6.7%
   CLP Holdings Ltd. .........................................       Hong Kong       2,451,600    10,277,993
   E.ON AG ...................................................        Germany          278,000    14,449,872
   Endesa SA .................................................         Spain           400,000     6,379,575
   Hong Kong Electric Holdings Ltd. ..........................       Hong Kong       3,054,434    11,747,964
   Iberdrola SA, Br. .........................................         Spain         1,031,200    13,225,325
/a/International Power PLC ...................................    United Kingdom     1,802,600     7,598,928
   Korea Electric Power Corp. ................................      South Korea        458,200     8,526,290
   Powergen PLC ..............................................    United Kingdom       600,000     6,066,999
                                                                                                 -----------
                                                                                                  78,272,946
                                                                                                 -----------
   Electrical Equipment .1%
   ABB Ltd. ..................................................      Switzerland         93,980     1,381,380
                                                                                                 -----------
   Electronic Equipment & Instruments .9%
   Hitachi Ltd. ..............................................         Japan         1,103,500    10,838,578
                                                                                                 -----------
   Food & Drug Retailing 3.8%
   Albertson's Inc. ..........................................     United States       537,800    16,128,622
   J.Sainsbury PLC ...........................................    United Kingdom     1,790,010    11,158,298
/a/The Kroger Co. ............................................     United States       654,190    16,354,750
                                                                                                 -----------
                                                                                                  43,641,670
                                                                                                 -----------
   Food Products 4.5%
   General Mills Inc. ........................................     United States       305,670    13,382,233
   H.J. Heinz Co. ............................................     United States       477,130    19,509,846
   Sara Lee Corp. ............................................     United States       212,046     4,016,151
   Unilever PLC ..............................................    United Kingdom     1,800,000    15,163,277
                                                                                                 -----------
                                                                                                  52,071,507
                                                                                                 -----------
   Gas Utilities .9%
   TransCanada PipeLines Ltd. ................................        Canada           885,566    10,941,198
                                                                                                 -----------
   Household Durables 2.9%
   Koninklijke Philips Electronics NV ........................      Netherlands        562,480    14,908,741

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                     COUNTRY            SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Household Durables (cont.)
   LG Electronics Inc. .......................................     South Korea          275,000     $ 3,531,334
   Newell Rubbermaid Inc. ....................................    United States         628,260      15,769,326
                                                                                                    -----------
                                                                                                     34,209,401
                                                                                                    -----------
   Household Products 2.3%
   Clorox Co. ................................................    United States         286,740       9,706,149
   Procter & Gamble Co. ......................................    United States         264,000      16,843,200
                                                                                                    -----------
                                                                                                     26,549,349
                                                                                                    -----------
   Insurance 5.3%
   Ace Ltd. ..................................................       Bermuda            302,000      11,805,180
   Allstate Corp. ............................................    United States         457,700      20,134,223
   Torchmark Corp. ...........................................    United States         273,400      10,993,414
   XL Capital Ltd., A ........................................       Bermuda            127,100      10,434,910
   Zurich Financial Services AG ..............................     Switzerland           25,298       8,627,597
                                                                                                    -----------
                                                                                                     61,995,324
                                                                                                    -----------
/a/IT Consulting & Services .2%
   Gartner Inc., B ...........................................    United States         224,400       2,064,480
                                                                                                    -----------
   Leisure Equipment & Products .6%
   Eastman Kodak Co. .........................................    United States         159,600       7,450,128
                                                                                                    -----------
   Machinery 2.3%
   Invensys PLC ..............................................   United Kingdom       2,626,640       4,986,870
   Metso OYJ .................................................       Finland            380,650       4,221,317
   Sandvik AB ................................................       Sweden             440,000       8,852,265
   Volvo AB, B ...............................................       Sweden             595,620       8,918,965
                                                                                                    -----------
                                                                                                     26,979,417
                                                                                                    -----------
   Marine .1%
   Peninsular & Oriental Steam Navigation Co. ................   United Kingdom         294,200       1,100,571
                                                                                                    -----------
   Media 1.8%
   Gannett Co. Inc. ..........................................    United States         230,000      15,157,000
   South China Morning Post Ltd. .............................      Hong Kong         1,254,000         827,972
   United Business Media PLC .................................   United Kingdom         587,350       4,774,397
                                                                                                    -----------
                                                                                                     20,759,369
                                                                                                    -----------
   Metals & Mining 2.4%
   AK Steel Holding Corp. ....................................    United States         795,400       9,974,316
   Barrick Gold Corp. ........................................       Canada             348,800       5,284,320
   Companhia Siderurgica Nacional Sid Nacional SA ............       Brazil         129,100,000       2,403,121
   Pohang Iron & Steel Co. Ltd. ..............................     South Korea          131,192      10,491,325
                                                                                                    -----------
                                                                                                     28,153,082
                                                                                                    -----------
   Multiline Retail 3.1%
/a/Kmart Corp. ...............................................    United States       1,100,000      12,617,000
   Marks & Spencer PLC .......................................   United Kingdom       3,261,000      12,015,611
   Sears, Roebuck & Co. ......................................    United States         275,900      11,673,329
                                                                                                    -----------
                                                                                                     36,305,940
                                                                                                    -----------
   Oil & Gas 6.2%
   Burlington Resources Inc. .................................    United States         193,400       7,726,330
   Eni SpA ...................................................        Italy             779,525       9,502,620
   Occidental Petroleum Corp. ................................    United States         423,100      11,250,229
   PetroChina Co. Ltd., H ....................................        China          29,950,000       6,220,464
   Petroleo Brasileiro SA, ADR ...............................       Brazil             350,000       8,186,500
   Repsol YPF SA .............................................        Spain             833,660      13,761,773

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                     COUNTRY           SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Oil & Gas (cont.)
   Shell Transport & Trading Co. PLC .........................    United Kingdom     1,132,853    $    9,415,747
   Texaco Inc. ...............................................     United States        96,800         6,446,880
                                                                                                  --------------
                                                                                                      72,510,543
                                                                                                  --------------
   Paper & Forest Products 3.6%
   Bowater Inc. ..............................................     United States       191,800         8,581,132
   Georgia-Pacific Corp. (Timber Grp.) .......................     United States       272,200         9,731,150
   International Paper Co. ...................................     United States       300,000        10,710,000
   UPM-Kymmene Corp. .........................................        Finland          450,000        12,719,785
                                                                                                  --------------
                                                                                                      41,742,067
                                                                                                  --------------
   Pharmaceuticals 4.8%
   Abbott Laboratories .......................................     United States       445,370        21,382,214
   Merck KGAA ................................................        Germany          316,440        11,117,069
   Mylan Laboratories Inc. ...................................     United States       540,320        15,199,202
   Pharmacia Corp. ...........................................     United States       180,570         8,297,192
                                                                                                  --------------
                                                                                                      55,995,677
                                                                                                  --------------
   Real Estate 2.3%
   Amoy Properties Ltd. ......................................       Hong Kong       2,635,500         3,024,106
   Cheung Kong Holdings Ltd. .................................       Hong Kong       2,011,499        21,920,462
   New World Development Co. Ltd. ............................       Hong Kong       1,513,457         1,843,337
                                                                                                  --------------
                                                                                                      26,787,905
                                                                                                  --------------
   Road & Rail .3%
   Nippon Express Co. Ltd. ...................................         Japan           654,000         2,952,221
                                                                                                  --------------
/a/Semiconductor Equipment & Products .1%
   Hynix Semiconductor Inc. ..................................      South Korea        300,000           644,752
                                                                                                  --------------
   Trading Companies & Distributors .2%
   Samsung Corp. .............................................      South Korea        500,000         2,883,506
                                                                                                  --------------
   Wireless Telecommunication Services .2%
   SK Telecom Co. Ltd., ADR ..................................      South Korea         54,400           919,360
   Smartone Telecommunications Holdings Ltd. .................       Hong Kong       1,108,000         1,278,478
                                                                                                  --------------
                                                                                                       2,197,838
                                                                                                  --------------
   Total Common Stocks (Cost $1,049,535,975)..................                                     1,073,896,631
                                                                                                  --------------
   Preferred Stocks 1.0%
   Cia Vale do Rio Doce, A, ADR, pfd. ........................        Brazil           120,000         2,784,000
   Embratel Participacoes SA, ADR, pfd. ......................        Brazil           420,550         3,145,714
   Petroleo Brasileiro SA, pfd. ..............................        Brazil           157,470         3,681,240
   Volkswagen AG, pfd. .......................................        Germany           60,000         1,828,540
                                                                                                  --------------
   Total Preferred Stocks (Cost $15,559,909)..................                                        11,439,494
                                                                                                  --------------
   Total Long Term Investments (Cost $1,065,095,884)..........                                     1,085,336,125
                                                                                                  --------------


                                                                                                             PRINCIPAL
                                                                                                               AMOUNT
                                                                                                            -----------
/b/Repurchase Agreements 5.3%
   Barclays Capital Inc., 3.95%, 7/02/01 (Maturity Value $26,767,808) Collateralized by U.S.
     Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ................ United States  $26,759,000   26,759,000
   BNP Paribas Securities Corp., 4.07%, 7/02/01 (Maturity Value $35,011,871) Collateralized
     by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities ........ United States   35,000,000   35,000,000
                                                                                                                          ----------
   Total Repurchase Agreements (Cost $61,759,000)...........................................                              61,759,000
                                                                                                                          ----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                       VALUE
--------------------------------------------------------------------------------
Total Investments (Cost $1,126,854,884) 98.7% ................    $1,147,095,125
Other Assets, less Liabilities 1.3% ..........................        14,967,927
                                                                  --------------
Total Net Assets 100.0% ......................................    $1,162,063,052
                                                                  ==============

/a/Non-income producing
/b/At June 30, 2001, all repurchase agreements had been entered into on June 29, 2001.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
  Investments in securities:
    Cost .....................................................    $1,126,854,884
                                                                  ==============
    Value ....................................................     1,147,095,125
  Cash .......................................................               100
  Receivables:
    Investment securities sold ...............................        18,929,561
    Capital shares sold ......................................           542,596
    Dividends and interest ...................................         4,119,626
                                                                  --------------
      Total assets ...........................................     1,170,687,008
                                                                  --------------
Liabilities:
  Payables:
    Investment securities purchased ..........................           211,209
    Capital shares redeemed ..................................         7,304,248
    Affiliates ...............................................           815,001
    Professional fees ........................................            39,637
    Reports to shareholders ..................................           148,807
  Other liabilities ..........................................           105,054
                                                                  --------------
    Total liabilities ........................................         8,623,956
                                                                  --------------
       Net assets, at value ..................................    $1,162,063,052
                                                                  ==============
Net assets consist of:
  Undistributed net investment income ........................    $   15,889,766
  Net unrealized appreciation ................................        20,240,241
  Accumulated net realized gain ..............................         6,495,192
  Capital shares .............................................     1,119,437,853
                                                                  --------------
       Net assets, at value ..................................    $1,162,063,052
                                                                  ==============
Class 1:
  Net asset, at value ........................................    $1,065,776,487
                                                                  ==============
  Shares outstanding .........................................        95,257,307
                                                                  ==============
  Net asset value and offering price per share ...............    $        11.19
                                                                  ==============
Class 2:
  Net asset, at value ........................................    $   96,286,565
                                                                  ==============
  Shares outstanding .........................................         8,651,747
                                                                  ==============
  Net asset value and offering price per share ...............    $        11.13
                                                                  ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $1,627,328)
  Dividends .................................................     $ 19,636,804
  Interest ..................................................        1,821,828
                                                                  ------------
    Total investment income .................................       21,458,632
                                                                  ------------
Expenses:
  Management fees (Note 3) ..................................        4,764,363
  Distribution fees - Class 2 (Note 3) ......................          106,006
  Transfer agent fees .......................................            7,020
  Custodian fees ............................................          121,831
  Reports to shareholders ...................................          111,668
  Professional fees (Note 3) ................................           11,934
  Trustees' fees and expenses ...............................            5,509
  Other .....................................................           13,538
                                                                  ------------
    Total expenses ..........................................        5,141,869
                                                                  ------------
      Net investment income .................................       16,316,763
                                                                  ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments .............................................        7,284,360
    Foreign currency transactions ...........................          (38,485)
                                                                  ------------
      Net realized gain .....................................        7,245,875
  Net unrealized depreciation on investments ................      (24,891,676)
                                                                  ------------
Net realized and unrealized loss ............................      (17,645,801)
                                                                  ------------
Net decrease in net assets resulting from operations ........     $ (1,329,038)
                                                                  ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000

                                                                                   Six Months Ended     Year Ended
                                                                                     June 30, 2001   December 31, 2000
                                                                                  ----------------   -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...................................................     $   16,316,763       $   23,165,554
    Net realized gain from investments and foreign currency transactions ....          7,245,875          194,570,700
    Net unrealized depreciation on investments ..............................        (24,891,676)        (171,116,784)
                                                                                  --------------       ---------------
        Net increase (decrease) in net assets resulting from operations .....         (1,329,038)          46,619,470
  Distributions to shareholders from:
    Net investment income:
      Class 1 ...............................................................        (21,511,485)         (11,099,754)
      Class 2 ...............................................................         (1,649,341)            (152,094)
    Net realized gains:
      Class 1 ...............................................................       (179,283,207)         (73,119,422)
      Class 2 ...............................................................        (14,800,193)          (1,029,478)
                                                                                  --------------       ---------------
 Total distributions to shareholders ........................................       (217,244,226)         (85,400,748)
 Capital share transactions: (Note 2)
      Class 1 ...............................................................        104,213,572          497,688,296
      Class 2 ...............................................................         33,742,189           70,980,087
                                                                                  --------------       ---------------
 Total capital share transactions ...........................................        137,955,761          568,668,383
        Net increase (decrease) in net assets ...............................        (80,617,503)         529,887,105
Net assets:
  Beginning of period .......................................................      1,242,680,555          712,793,450
                                                                                  --------------       ---------------
  End of period .............................................................     $1,162,063,052       $1,242,680,555
                                                                                  ==============       ===============
Undistributed net investment income included in net assets:
  End of period .............................................................     $   15,889,766       $   22,733,829
                                                                                  ==============       ===============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 42% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                             Six Months Ended                      Year Ended
                                                               June 30, 2001                    December 31, 2000
                                                        ----------------------------      ----------------------------
                                                           Shares          Amount           Shares           Amount
Class 1 Shares:                                         -----------    -------------      -----------    -------------
Shares sold ........................................     15,854,339    $ 213,033,571       17,873,866    $  238,251,058
Shares issued on merger/a/ .........................             --               --       48,592,348       628,298,597
Shares issued in reinvestment of distributions .....     17,864,296      200,794,691        6,513,471        84,219,176
Shares redeemed ....................................    (23,045,837)    (309,614,690)     (33,716,851)     (453,080,535)
                                                        -----------    -------------      -----------    --------------
Net increase .......................................     10,672,798    $ 104,213,572       39,262,834    $  497,688,296
                                                        ===========    =============      ===========    ==============
Class 2 Shares:
Shares sold ........................................     12,499,874    $ 166,886,696       12,896,783    $  173,384,758
Shares issued on merger/a/ .........................             --               --        4,308,381        55,535,000
Shares issued in reinvestment of distributions .....      1,471,336       16,449,534           91,595         1,181,572
Shares redeemed ....................................    (11,091,212)    (149,594,041)     (11,812,327)     (159,121,243)
                                                        -----------    -------------      -----------    --------------
Net increase .......................................      2,879,998    $  33,742,189        5,484,432    $   70,980,087
                                                        ===========    =============      ===========    ==============

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable
   Products Series Fund (TVP) - Templeton Stock Fund in a tax-free exchange pursuant to a plan of reorganization approved by the TVP - Templeton Stock Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:


          Entity                                                        Affiliation
          ------------------------------------------------------------------------------------
          Franklin Templeton Services, LLC (FT Services)                Administrative manager
          Templeton Global Advisors Ltd. (TGAL)                         Investment manager
          Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
          Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

          Annualized Fee Rate       Daily Net Assets
          -----------------------------------------------------------------------------
                  1.00%             First $100 million
                   .90%             Over $100 million, up to and including $250 million
                   .80%             Over $250 million, up to and including $500 million
                   .75%             Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 2000 of $37,117. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,127,562,584 was as follows:



         Unrealized appreciation .........................  $ 152,074,094
         Unrealized depreciation .........................   (132,541,553)
                                                            -------------
         Net unrealized appreciation .....................  $  19,532,541
                                                            =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $205,007,252 and $246,257,101 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 2000, more than 50% of the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                                         Class 1                      Class 2
                                               ---------------------------------------------------------
                                               Foreign Tax      Foreign      Foreign Tax      Foreign
                                                   Paid      Source Income       Paid      Source Income
Country                                         Per Share      Per Share      Per Share      Per Share
-------                                        ------------  -------------  -----------   --------------
Argentina ...................................     0.0000         0.0014         0.0000         0.0013
Australia ...................................     0.0001         0.0150         0.0001         0.0147
Austria .....................................     0.0002         0.0015         0.0002         0.0015
Bermuda .....................................     0.0000         0.0044         0.0000         0.0043
Brazil ......................................     0.0015         0.0103         0.0015         0.0100
Canada ......................................     0.0008         0.0060         0.0008         0.0058
Chile .......................................     0.0006         0.0024         0.0006         0.0023
China .......................................     0.0000         0.0029         0.0000         0.0029
Finland .....................................     0.0016         0.0096         0.0016         0.0093
France ......................................     0.0013         0.0070         0.0013         0.0069
Germany .....................................     0.0011         0.0093         0.0011         0.0091
Hong Kong ...................................     0.0000         0.0256         0.0000         0.0249
Italy .......................................     0.0009         0.0054         0.0009         0.0053
Japan .......................................     0.0006         0.0034         0.0006         0.0033
Mexico ......................................     0.0006         0.0068         0.0006         0.0066
Netherlands .................................     0.0016         0.0109         0.0016         0.0106
New Zealand .................................     0.0006         0.0036         0.0006         0.0035
Norway ......................................     0.0002         0.0009         0.0002         0.0009
Singapore ...................................     0.0006         0.0020         0.0006         0.0020
South Korea .................................     0.0004         0.0022         0.0004         0.0021
Spain .......................................     0.0011         0.0063         0.0011         0.0061
Sweden ......................................     0.0011         0.0084         0.0011         0.0082
Switzerland .................................     0.0003         0.0018         0.0003         0.0018
United Kingdom ..............................     0.0070         0.0607         0.0070         0.0592
                                                 -------        -------        -------        -------
TOTAL .......................................    $0.0222        $0.2078        $0.0222        $0.2026
                                                 =======        =======        =======        =======

                                   TEMPLETON INTERNATIONAL SECURITIES FUND



--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
The six months under review were marked by mixed returns in the world's stock markets as well as sharply diverging performances among different industries. Although many sectors posted positive results, the once high-flying technology, media and telecommunications (TMT) stocks continued to falter. Aided by six Federal Reserve Board (the Fed) short-term interest rate cuts (including surprise cuts in January and April), TMT stocks enjoyed sharp rallies in January and April. The group faltered late in the period as a series of profit warnings and layoff announcements from leading TMT companies such as Nokia, Nortel Networks and Ericsson prompted many investors to focus on the sectors' deteriorating fundamentals.

European markets turned in poor performances during the period, weighed down by the decline in TMT stocks and the euro's persistent weakness. The currency's feebleness was tied to fundamental factors such as slowing European economic activity, perceived European Central Bank weakness and outflows into the U.S., in both equity investments and foreign direct investment.

Asian markets turned in relatively strong performances largely due to Japan's increasing optimism and signs of Korea's restructuring. Dominating Japan's news was the unexpected April election of Junichiro Koizumi and the perception that he may be the catalyst to implement the reform measures that will turn Japan's economy.

Latin America produced mixed performances, with Mexico posting positive returns while the Brazilian market fell and Argentina's delivered a flat return. Mexico continued to benefit from its ties to the U.S. economy while political and economic turmoil hurt Brazil and Argentina.

In this environment, Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East Index, which returned -14.40% during the


Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
6/30/01

[PIE CHART]

Europe                    55.6%
Asia                      21.6%
North America              4.8%
Australia/New Zealand      4.5%
Latin America              4.2%
Mid-East/Africa            0.9%
Short-Term Investments &
Other Net Assets           8.4%


Top 10 Holdings
Templeton International Securities
Fund
6/30/01

Company                          % of Total
Industry, Country                Net Assets
-------------------------------------------
Cheung Kong
Holdings Ltd.                     2.0%
Real Estate, Hong Kong

Unilever PLC                      1.9%
Food Products, U.K.

Aventis SA                        1.9%
Pharmaceuticals, France

Australia & New Zealand
Banking Group Ltd.                1.8%
Banks, Australia

Wolters Kluwer NV                 1.8%
Media, Netherlands

Nomura Securities Co. Ltd.        1.7%
Diversified Financials,
Japan

Ace Ltd.                          1.7%
Insurance, Bermuda

ING Groep NV                      1.6%
Diversified Financials,
Netherlands

Alstom SA                         1.6%
Electrical Equipment,
France

J. Sainsbury PLC                  1.6%
Food & Drug Retailing,
U.K.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

period./1/ The Fund's outperformance relative to the index was primarily due to strong stock selection leading to low exposure to the poorly performing TMT sectors.

Although we outperformed our benchmark, the Fund unfortunately turned in a negative absolute return as the equity sell-off spread beyond the TMT sector to other industries later in the period. Among our worst performers were AXA, Nordea and Zurich Financial Services in financials, Philips in household durables and Telebras and Embratel in telecommunications. Conversely, we had a number of strong performers from a wide variety of sectors including utilities Powergen and Iberdrola; pharmaceuticals company Elan PLC; industrial companies Pechiney SA, IHC Caland and Alstom; energy producer Repsol YPF; and telecommunications giant Telmex.

Fund purchases during the period included an array of companies in different industries as we attempted to maintain the Fund's broad diversification. These included bank Lloyds TSB; retailer J. Sainsbury PLC; metals producer Pechiney SA; industrial company Valeo SA and consumer goods provider Societe BIC. We even uncovered select opportunities in technology and telecommunications and purchased Korean semiconductor producer Samsung Electronics and British firm Cable & Wireless while adding to our holding in NEC Corporation in Japan.

We concentrated most of the selling in January, focusing on reducing a handful of large holdings in financials Ace Ltd., Cheung Kong Holdings, Foreningssparbanken AB and Zurich Financial; utilities provider Powergen PLC; pharmaceuticals company Teva Pharmaceuticals and French technology firm Alcatel SA. Other sales were due to what we believed were either high valuations in stocks such as Next PLC, America Movil, Safeway PLC or worsening fundamentals at companies like Corus PLC and Mothercare PLC.

Geographically, in Europe, we reduced our position from 60.3% of total net assets to 55.6% at period-end, mainly due to falling share prices and the sales mentioned above. Despite Japan's problems, our analysts identified a handful of what we believed to be bargain stocks

1. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International Europe Australasia Far East Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). One cannot invest directly in an index nor is an index representative of the Fund's portfolio.

during the period. Additionally, we absorbed Templeton Pacific Growth Securities Fund's assets, which increased our Japan weighting from 7.7% of total net assets on December 31, 2000, to 10.4% at period-end. In Latin America, the sale of America Movil caused the weighting to slightly decline from 5.2% of total net assets to 4.2% at period-end.

Looking forward, the euro is substantially undervalued versus the U.S. dollar in our opinion. Although our position on the euro has been incorrect in the past, we believe that progress toward European restructuring, reduced U.S. interest rates and a narrowing of the growth gap between the U.S. and Europe should lead to the currency's rebound.

While we welcome the appearance of change in Japan, the government has thus far provided very little detail regarding policy initiatives and timing. The Japanese banking sector remains a concern and the handling of the non-performing loans in the systems bears watching. It appears more details will emerge after the Upper House elections in late July, giving investors further insights into the Koizumi administration. We continue to focus on research efforts seeking to uncover companies with progressive management teams that are restructuring their operations to become globally competitive.

As for the TMT stocks, it appears to us that lower interest rates will not erase the impact of the capital markets-induced and Y2K and Internet-led overspending on technology in 1999 and 2000. Although we believe that demand for technology products will eventually return, we are concerned about high inventory levels in items from semiconductors to cellular phones and the continued relatively high valuations placed on many TMT stocks. In many cases, leading stocks in these sectors recently traded at significant premiums relative to past industry cycles. We suspect that despite recent major inventory writedowns from companies like Cisco Systems and Nortel Networks, the industry will grapple with excess inventories for several quarters. If the global economies continue to weaken, this process may take longer to unwind. Yet, we may gradually increase our exposure to TMT stocks over the course of the year, as potentially lower share prices would allow our analysts to identify bargain stocks trading at a discount to future growth prospects.

As always, we will attempt to avoid fashionable but highly priced stocks and concentrate on opportunities in the world's out-of-favor markets and sectors. We intend to focus our attention on long-term opportunities, rather than speculating on short-term market movements. Patient and disciplined value investing has been Templeton's hallmark for many years, and this philosophy continues to drive our stock selection process.








This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton International Securities Fund - Class 2 delivered a -8.62% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton International Securities Fund - Class 2*
Periods ended 6/30/01
                                                                       Since
                                                                     Inception
                                             1-Year      5-Year       (5/1/92)
------------------------------------------------------------------------------
 Cumulative Total Return                     -11.19%      +52.53%     +164.83%
 Average Annual Total Return                 -11.19%       +8.81%      +11.21%
 Value of $10,000 Investment                 $8,881      $15,253      $26,483

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +31.25% and +6.75%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.


Templeton International Securities Fund
Class 2

Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/


                                                                                           Class 1
                                                         ------------------------------------------------------------------------
                                                         Six Months Ended                    Year Ended December 31,
                                                          June 30, 2001     -----------------------------------------------------
                                                           (unaudited)        2000        1999        1998       1997      1996
                                                         ----------------   --------   ----------   --------   --------  --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $18.78         $  22.25   $    20.69   $  20.18   $  18.40  $  15.13
                                                             ------         --------   ----------   --------   --------  --------
Income from investment operations:
  Net investment income/b/ ............................         .19              .40          .33        .60        .49       .43
  Net realized and unrealized gains (losses) ..........       (1.75)            (.95)        3.78       1.29       2.01      3.15
                                                             ------         --------   ----------   --------   --------  --------
Total from investment operations ......................       (1.56)            (.55)        4.11       1.89       2.50      3.58
                                                             ------         --------   ----------   --------   --------  --------

Less distributions from:
  Net investment income ...............................        (.51)            (.43)        (.57)      (.49)      (.51)     (.24)
  Net realized gains ..................................       (3.84)           (2.49)       (1.98)      (.89)      (.21)     (.07)
                                                             ------         --------   ----------   --------   --------  --------
Total distributions ...................................       (4.35)           (2.92)       (2.55)     (1.38)      (.72)     (.31)
                                                             ------         --------   ----------   --------   --------  --------
Net asset value, end of period ........................      $12.87         $  18.78   $    22.25   $  20.69   $  20.18  $  18.40
                                                             ======         ========   ==========   ========   ========  ========
Total return/c/ .......................................       (8.50)%          (2.19)%      23.61%      9.33%     13.95%    24.04%

Ratios/supplemental data
Net assets, end of period (000's) .....................    $682,344         $776,495   $1,056,798   $980,470   $938,410  $682,984
Ratios to average net assets:
  Expenses ............................................         .97%/d/          .87%         .85%       .86%       .81%      .65%
  Net investment income ...............................        2.21%/d/         2.08%        1.69%      2.81%      2.70%     3.23%
Portfolio turnover rate ...............................       11.26%           32.81%       30.04%     29.56%     16.63%     9.46%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton International Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                                      Class 2
                                                      --------------------------------------------------------------------
                                                       Six Months Ended                 Year Ended December 31,
                                                         June 30, 2001   -------------------------------------------------
                                                          (unaudited)        2000         1999         1998        1997/e/
                                                      -----------------  -----------  ----------   ----------  -----------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $  18.67          $  22.13     $  20.61     $ 20.14      $ 18.40
                                                         --------          --------     --------     -------      -------
Income from investment operations:
  Net investment income/b/ ..........................         .18               .31          .25         .59          .07
  Net realized and unrealized gains (losses) ........       (1.75)             (.90)        3.78        1.25         1.67
                                                         --------          --------     --------     -------      -------
Total from investment operations ....................       (1.57)             (.59)        4.03        1.84         1.74
                                                         --------          --------     --------     -------      -------
Less distributions from:
  Net investment income .............................        (.49)             (.38)        (.53)       (.48)          --
  Net realized gains ................................       (3.84)            (2.49)       (1.98)       (.89)          --
                                                         --------          --------     --------     -------      -------
Total distributions .................................       (4.33)            (2.87)       (2.51)      (1.37)          --
                                                         --------          --------     --------     -------      -------
Net asset value, end of period ......................    $  12.77          $  18.67     $  22.13     $ 20.61      $ 20.14
                                                         ========          ========     ========     =======      =======
Total return/c/ .....................................       (8.62)%           (2.38)%      23.23%       9.08%        9.46%

Ratios/supplemental data
Net assets, end of period (000's) ...................    $231,296          $187,115     $101,365     $39,886      $17,606
Ratios to average net assets:
  Expenses ..........................................        1.22%/d/          1.12%        1.10%       1.11%        1.13%/d/
  Net investment income .............................        2.06%/d/          1.66%        1.26%       2.69%        1.14%/d/
Portfolio turnover rate .............................       11.26%            32.81%       30.04%      29.56%       16.63%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund-Templeton International Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31,1999.

/c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited)



                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
   Common Stocks 90.6%
   Aerospace & Defense 2.0%
   BAE Systems PLC .......................................    United Kingdom     2,764,936     $ 13,240,243
   Saab AB, B ............................................        Sweden           506,393        4,745,101
                                                                                               ------------
                                                                                                 17,985,344
                                                                                               ------------
   Airlines .8%
   British Airways PLC ...................................    United Kingdom     1,500,553        7,259,447
                                                                                               ------------
   Auto Components 1.7%
   Autoliv Inc., SDR .....................................        Sweden           393,611        6,761,864
   Michelin SA, B ........................................        France           266,820        8,440,969
   Valeo SA ..............................................        France             2,600          104,967
                                                                                               ------------
                                                                                                 15,307,800
                                                                                               ------------
   Automobiles .9%
   Volkswagen AG .........................................        Germany          181,815        8,496,100
                                                                                               ------------
   Banks 9.6%
   Australia & New Zealand Banking Group Ltd. ............       Australia       1,917,792       16,471,737
   Banca Nazionale del Lavoro SpA ........................         Italy         3,283,734       10,285,384
   Bayerische Hypo-Und Vereinsbank AG ....................        Germany           56,130        2,748,839
   Bayerische Hypo-Und Vereinsbank AG, 144A ..............        Germany          134,116        6,568,025
   HSBC Holdings PLC .....................................       Hong Kong         454,655        5,377,239
   HSBC Holdings PLC, ADR ................................       Hong Kong         105,243        6,304,056
   Lloyds TSB Group PLC ..................................    United Kingdom     1,246,500       12,472,713
   National Bank of Canada ...............................        Canada           523,079        9,995,579
   Nordea AB, FDR ........................................        Sweden         2,135,083       12,236,417
   Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil           209,029        5,319,788
                                                                                               ------------
                                                                                                 87,779,777
                                                                                               ------------
   Building Products .5%
   Novar PLC .............................................    United Kingdom     1,902,783        4,294,949
                                                                                               ------------
   Chemicals 4.6%
   Akzo Nobel NV .........................................      Netherlands        329,003       13,925,817
   BASF AG ...............................................        Germany          276,469       10,836,231
   Clariant AG ...........................................      Switzerland        317,600        7,642,048
/a/Elementis PLC .........................................    United Kingdom     3,163,208        3,114,007
   Imperial Chemical Industries PLC ......................    United Kingdom       499,408        2,928,770
   Kemira OY .............................................        Finland          634,389        3,222,239
                                                                                               ------------
                                                                                                 41,669,112
                                                                                               ------------
   Commercial Services & Supplies 1.1%
   Chubb PLC .............................................    United Kingdom     2,724,071        6,369,038
   Kidde PLC .............................................    United Kingdom     2,724,071        3,122,265
   Societe BIC SA ........................................        France            23,250          846,335
                                                                                               ------------
                                                                                                 10,337,638
                                                                                               ------------
   Communications Equipment .2%
   Alcatel SA, ADR .......................................        France            92,583        1,920,171
                                                                                               ------------
   Computers & Peripherals 2.0%
   Fujitsu Ltd. ..........................................         Japan           670,271        7,040,210
   NEC Corp. .............................................         Japan           865,000       11,686,377
                                                                                               ------------
                                                                                                 18,726,587
                                                                                               ------------
   Construction & Engineering .1%
   Fletcher Building Ltd. ................................      New Zealand      1,083,314        1,042,473
                                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                 COUNTRY         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Diversified Financials 4.0%
   ING Groep NV .........................................      Netherlands        225,305      $ 14,724,446
   Nomura Securities Co. Ltd. ...........................         Japan           834,730        15,995,868
   Swire Pacific Ltd., B ................................       Hong Kong       7,938,127         5,699,241
                                                                                               ------------
                                                                                                 36,419,555
                                                                                               ------------
   Diversified Telecommunication Services 7.3%
   Cable & Wireless PLC .................................    United Kingdom     1,520,000         8,940,736
/a/Cia de Telecomunicaciones de Chile SA, ADR ...........         Chile           251,452         3,540,444
   Korea Telecom Corp., ADR .............................      South Korea        302,920         6,658,182
   Nippon Telegraph & Telephone Corp. ...................         Japan             2,159        11,252,004
/a/Pacific Century Regional Developments Ltd. ...........       Singapore       6,410,127         2,146,091
   Philippine Long Distance Telephone Co., ADR ..........      Philippines        502,088         7,054,336
   Telecom Corp. of New Zealand Ltd. ....................      New Zealand      2,964,626         6,777,320
   Telefonica SA, ADR ...................................         Spain           263,664         9,818,847
   Telefonos de Mexico SA de CV, L, ADR .................        Mexico           297,529        10,440,293
                                                                                               ------------
                                                                                                 66,628,253
                                                                                               ------------
   Electric Utilities 7.2%
   CLP Holdings Ltd. ....................................       Hong Kong       3,246,189        13,609,198
   E.ON AG ..............................................        Germany          271,353        14,104,374
   Hong Kong Electric Holdings Ltd. .....................       Hong Kong       2,367,298         9,105,109
   Iberdrola SA, Br. ....................................         Spain           918,222        11,776,362
   Innogy Holdings PLC ..................................    United Kingdom     1,149,686         3,524,759
   Korea Electric Power Corp. ...........................      South Korea        250,000         4,652,057
   Powergen PLC .........................................    United Kingdom       851,059         8,605,623
                                                                                               ------------
                                                                                                 65,377,482
                                                                                               ------------
   Electrical Equipment 1.6%
   Alstom SA ............................................        France           528,574        14,703,617
                                                                                               ------------
   Electronic Equipment & Instruments 1.3%
   Hitachi Ltd. .........................................         Japan         1,174,867        11,539,545
                                                                                               ------------
   Food & Drug Retailing 1.6%
   J.Sainsbury PLC ......................................    United Kingdom     2,300,000        14,337,398
                                                                                               ------------
   Food Products 1.9%
   Unilever PLC .........................................    United Kingdom     2,112,924        17,799,363
                                                                                               ------------
   Health Care Equipment & Supplies .7%
   Nycomed Amersham PLC .................................    United Kingdom       918,222         6,737,277
                                                                                               ------------
   Health Care Providers & Services 1.1%
   Mayne Nickless Ltd., A ...............................       Australia       3,119,588        10,223,636
                                                                                               ------------
   Hotels Restaurants & Leisure .4%
   P & O Princess Cruises PLC ...........................    United Kingdom       789,853         4,109,999
                                                                                               ------------
   Household Durables 2.1%
   Koninklijke Philips Electronics NV ...................      Netherlands        392,839        10,412,344
   Sony Corp. ...........................................         Japan           138,634         9,114,808
                                                                                               ------------
                                                                                                 19,527,152
                                                                                               ------------
   Insurance 7.4%
   Ace Ltd. .............................................        Bermuda          387,103        15,131,856
   AXA SA ...............................................        France           445,292        12,684,717
   AXA SA, 144A .........................................        France            40,480         1,153,125
   Scor SA ..............................................        France           145,685         6,474,779
   Swiss Reinsurance Co. ................................      Switzerland          6,369        12,600,164

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                COUNTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Insurance (cont.)
   XL Capital Ltd., A ..................................        Bermuda           99,328      $  8,154,829
   Zurich Financial Services AG ........................      Switzerland         32,812        11,190,162
                                                                                              ------------
                                                                                                67,389,632
                                                                                              ------------
   Machinery 3.4%
   IHC Caland NV .......................................      Netherlands        109,264         5,503,575
   Invensys PLC ........................................    United Kingdom     4,349,526         8,257,897
   Komatsu Ltd. ........................................         Japan         2,196,343        10,073,029
   Volvo AB, B .........................................        Sweden           491,704         7,362,901
                                                                                              ------------
                                                                                                31,197,402
                                                                                              ------------
   Marine .3%
   Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom       789,853         2,954,756
                                                                                              ------------
   Media 1.8%
   Wolters Kluwer NV ...................................      Netherlands        600,280        16,134,237
                                                                                              ------------
   Metals & Mining 3.8%
   Barrick Gold Corp. ..................................        Canada           607,739         9,250,640
   BHP Billiton Ltd. ...................................       Australia       1,338,050         7,063,766
   Pechiney SA, A ......................................        France           174,700         8,873,501
   Pohang Iron & Steel Co. Ltd. ........................      South Korea        125,150        10,008,151
                                                                                              ------------
                                                                                                35,196,058
                                                                                              ------------
   Multiline Retail 1.4%
   Hudsons Bay Co. .....................................        Canada           210,238         2,260,862
   Marks & Spencer PLC .................................    United Kingdom     2,780,830        10,246,357
                                                                                              ------------
                                                                                                12,507,219
                                                                                              ------------
   Oil & Gas 5.6%
   Eni SpA .............................................         Italy         1,057,980        12,897,062
   Repsol YPF SA .......................................         Spain           730,405        12,057,275
   Shell Transport & Trading Co. PLC ...................    United Kingdom     1,679,653        13,960,495
   Total Fina Elf SA, B ................................        France            86,277        12,080,401
                                                                                              ------------
                                                                                                50,995,233
                                                                                              ------------
   Paper & Forest Products 1.3%
   Stora Enso OYJ, R ...................................        Finland          584,330         6,146,406
   UPM-Kymmene Corp. ...................................        Finland          204,542         5,781,623
                                                                                              ------------
                                                                                                11,928,029
                                                                                              ------------
   Pharmaceuticals 7.0%
   Aventis SA ..........................................        France           212,048        16,927,651
/a/Elan Corp. PLC, ADR .................................    Irish Republic       232,119        14,159,259
   Merck KGAA ..........................................        Germany          370,710        13,023,665
   Ono Pharmaceutical Co. Ltd. .........................         Japan           335,000        10,636,626
   Teva Pharmaceutical Industries Ltd., ADR ............        Israel           141,622         8,823,051
                                                                                              ------------
                                                                                                63,570,252
                                                                                              ------------
   Real Estate 2.0%
   Cheung Kong Holdings Ltd. ...........................       Hong Kong       1,681,137        18,320,318
                                                                                              ------------
   Road & Rail 2.2%
   Nippon Express Co. Ltd. .............................         Japan         2,115,342         9,548,890
   Stagecoach Holdings PLC .............................    United Kingdom     9,856,847        10,916,473
                                                                                              ------------
                                                                                                20,465,363
                                                                                              ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Statement of Investments, June 30, 2001 (unaudited) (cont.)

                                                                                           COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Semiconductor Equipment & Products 1.1%
/a/Hynix Semiconductor Inc., GDR, 144A .............................................     South Korea       236,830     $  2,528,160
   Samsung Electronics Co. Ltd. ....................................................     South Korea        49,050        7,241,521
                                                                                                                       ------------
                                                                                                                          9,769,681
                                                                                                                       ------------
   Wireless Telecommunication Services .6%
   Smartone Telecommunications Holdings Ltd. .......................................      Hong Kong      4,459,118        5,145,202
                                                                                                                       ------------
   Total Common Stocks (Cost $795,399,992)..........................................                                    827,796,057
                                                                                                                       ------------
   Preferred Stocks 2.7%
   Cia Vale Do Rio Doce, A, ADR, pfd. ..............................................        Brazil         204,192        4,737,254
   Embratel Participacoes SA, ADR, pfd. ............................................        Brazil         231,091        1,728,561
   Petroleo Brasileiro SA, pfd. ....................................................        Brazil         300,000        7,013,248
   Telecomunicacoes Brasileiras SA, ADR, pfd. ......................................        Brazil         129,339        6,046,598
   Volkswagen AG, pfd. .............................................................       Germany         160,254        4,883,849
                                                                                                                       ------------
   Total Preferred Stocks (Cost $28,335,729)........................................                                     24,409,510
                                                                                                                       ------------
   Total Long Term Investments (Cost $823,735,721)..................................                                    852,205,567
                                                                                                                       ------------
/b/Short Term Investments 8.4%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $77,257,092)     United States   77,257,092       77,257,092
                                                                                                                       ------------
   Total Investments (Cost $900,992,813) 101.7%.....................................                                    929,462,659
   Other Assets, less Liabilities (1.7)% ...........................................                                    (15,823,008)
                                                                                                                       ------------
   Total Net Assets 100.0% .........................................................                                   $913,639,651
                                                                                                                       ============

/a/Non-income producing.
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
  Investments in securities:
    Cost .....................................................    $ 900,992,813
                                                                  =============
    Value ....................................................      929,462,659
  Cash .......................................................            3,595
  Receivables:
    Investment securities sold ...............................          514,459
    Capital shares sold ......................................          591,958
    Dividends ................................................        4,417,294
                                                                  -------------
      Total assets ...........................................      934,989,965
                                                                  -------------
Liabilities:
  Payables:
    Investment securities purchased ..........................        2,077,221
    Capital shares redeemed ..................................       17,785,207
    Affiliates ...............................................          695,307
    Professional fees ........................................           54,108
    Reports to shareholders ..................................          588,023
  Other liabilities ..........................................          150,448
                                                                  -------------
      Total liabilities ......................................       21,350,314
                                                                  -------------
        Net assets, at value .................................    $ 913,639,651
                                                                  =============
Net assets consist of:
  Undistributed net investment income ........................    $   9,902,412
  Net unrealized appreciation ................................       28,469,846
  Accumulated net realized loss ..............................      (29,265,150)
  Capital shares .............................................      904,532,543
                                                                  -------------
        Net assets, at value .................................    $ 913,639,651
                                                                  =============
Class 1:
  Net assets, at value .......................................    $ 682,343,777
                                                                  =============
  Shares outstanding .........................................       53,006,381
                                                                  =============
  Net asset value and offering price per share ...............    $       12.87
                                                                  =============
Class 2:
  Net assets, at value .......................................    $ 231,295,874
                                                                  =============
  Shares outstanding .........................................       18,111,581
                                                                  =============
  Net asset value and offering price per share ...............    $       12.77
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment Income:
  (net of foreign taxes and fees of $1,588,901)
  Dividends ..................................................    $  14,049,400
  Interest ...................................................          901,137
                                                                  -------------
    Total investment income ..................................       14,950,537
                                                                  -------------
Expenses:
  Management fees (Note 3) ...................................        3,196,219
  Administrative fees (Note 3) ...............................          602,598
  Distribution fees - Class 2 (Note 3) .......................          264,552
  Transfer agent fees ........................................           12,769
  Custodian fees .............................................          172,787
  Reports to shareholders ....................................          487,035
  Professional fees ..........................................           39,572
  Trustees' fees and expenses ................................            6,233
  Other ......................................................            5,604
                                                                  -------------
    Total expenses ...........................................        4,787,369
                                                                  -------------
      Net investment income ..................................       10,163,168
                                                                  -------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ..............................................      (29,112,685)
    Foreign currency transactions ............................          (10,662)
                                                                  -------------
      Net realized loss ......................................      (29,123,347)
  Net unrealized depreciation on investments .................      (56,326,763)
                                                                  -------------
Net realized and unrealized loss .............................      (85,450,110)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $ (75,286,942)
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000



                                                                                    Six Months Ended        Year Ended
                                                                                      June 30, 2001      December 31, 2000
                                                                                   ------------------   ------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................................     $   10,163,168       $   30,074,050
    Net realized gain (loss) from investments and foreign currency transactions         (29,123,347)         141,245,934
    Net unrealized depreciation on investments .................................        (56,326,763)        (180,372,699)
                                                                                     --------------       --------------
      Net decrease in net assets resulting from operations .....................        (75,286,942)          (9,052,715)
  Distributions to shareholders from:
    Net investment income:
      Class 1 ..................................................................        (20,393,444)         (20,195,709)
      Class 2 ..................................................................         (5,735,164)          (2,255,259)
    Net realized gains:
      Class 1 ..................................................................       (173,173,004)        (118,600,706)
      Class 2 ..................................................................        (24,712,911)         (14,798,195)
                                                                                     --------------       --------------
  Total distributions to shareholders ..........................................       (224,014,523)        (155,849,869)
  Capital share transactions: (Note 2)
      Class 1 ..................................................................        140,750,303         (129,050,261)
      Class 2 ..................................................................        108,580,295           99,400,896
                                                                                     --------------       --------------
  Total capital share transactions .............................................        249,330,598          (29,649,365)
        Net decrease in net assets .............................................        (49,970,867)        (194,551,949)
Net assets:
  Beginning of period ..........................................................        963,610,518        1,158,162,467
                                                                                     --------------       --------------
  End of period ................................................................     $  913,639,651       $  963,610,518
                                                                                     ==============       ==============
Undistributed net investment income included in net assets:
  End of period ................................................................     $    9,902,412       $   25,867,852
                                                                                     ==============       ==============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, over 54% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.


a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                          Six Months Ended                        Year Ended
                                                           June 30, 2001                      December 31, 2000
                                                   --------------------------------------------------------------------
Class 1 Shares:                                      Shares            Amount             Shares            Amount
                                                   -----------    ----------------     ------------    ----------------
Shares sold ...................................     13,349,183    $    228,265,174       12,544,954    $    237,099,440
Shares issued on merger/a/ ....................             --                  --       35,794,416         651,458,377
Shares issued on reinvestment of distributions      13,351,812         173,173,003        7,326,841         138,796,415
Shares redeemed ...............................    (15,032,914)       (260,687,874)     (61,827,748)     (1,156,404,493)
                                                   -----------    ----------------     ------------    ----------------
Net increase (decrease) .......................     11,668,081    $    140,750,303       (6,161,537)   $   (129,050,261)
                                                   ===========    ================     ============    ================
Class 2 Shares:
Shares sold ...................................     71,843,240    $  1,221,005,346       51,772,474    $    972,961,568
Shares issued on merger/a/ ....................             --                  --          177,521           3,216,683
Shares issued on reinvestment of distributions       3,950,390          50,841,517          904,696          17,053,454
Shares redeemed ...............................    (67,703,784)     (1,163,266,568)     (47,412,674)       (893,830,809)
                                                   -----------    ----------------     ------------    ----------------
Net increase ..................................      8,089,846    $    108,580,295        5,442,017    $     99,400,896
                                                   ===========    ================     ============    ================

/a/On May 1, 2000, the Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton International Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - International Fund's shareholders.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

     Entity                                                        Affiliation
     ------------------------------------------------------------------------------------
     Franklin Templeton Services, LLC (FT Services)                Administrative manager
     Templeton Investment Counsel, LLC (TIC)                       Investment manager
     Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
     Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

     Annualized Fee Rate      Daily Net Assets
     ------------------------------------------------------------------------------------
            .75%             First $200 million
            .675%            Over $200 million, up to and including $1.3 billion
            .60%             Over $1.3 billion

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays administrative fees to FT Services based on the average net assets of the Fund as follows:

     Annualized Fee Rate     Daily Net Assets
     ---------------------------------------------------------------------------
             .15%            First $200 million
             .135%           Over $200 million, up to and including $700 million
             .10%            Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $901,130,550 was as follows.

     Unrealized appreciation .............  $  175,415,331
     Unrealized depreciation .............    (147,083,222)
                                            --------------
     Net unrealized appreciation .........  $   28,332,109
                                            ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $118,262,930 and $100,019,207, respectively.


6. LIQUIDATION OF TEMPLETON PACIFIC GROWTH FUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assets of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating fund in exchange for capital shares with an equivalent value.

The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SECURITIES FUND


Tax Designation

At December 31, 2000, more than 50% of the Templeton International Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.


                                    Class 1                      Class 2
                         ----------------------------  ----------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
-------                  ------------  --------------  ------------  --------------
Argentina ..............     0.0000         0.0017         0.0000         0.0016
Australia ..............     0.0002         0.0296         0.0002         0.0291
Austria ................     0.0016         0.0089         0.0016         0.0087
Bermuda ................     0.0000         0.0098         0.0000         0.0097
Brazil .................     0.0035         0.0277         0.0035         0.0272
Canada .................     0.0019         0.0112         0.0019         0.0110
Chile ..................     0.0003         0.0033         0.0003         0.0032
China ..................     0.0000         0.0002         0.0000         0.0002
Finland ................     0.0031         0.0142         0.0031         0.0139
France .................     0.0055         0.0332         0.0055         0.0326
Germany ................     0.0037         0.0310         0.0037         0.0304
Hong Kong ..............     0.0007         0.0438         0.0007         0.0431
Israel .................     0.0003         0.0011         0.0003         0.0011
Italy ..................     0.0015         0.0087         0.0015         0.0086
Japan ..................     0.0017         0.0099         0.0017         0.0097
Mexico .................     0.0006         0.0076         0.0006         0.0075
Netherlands ............     0.0080         0.0591         0.0080         0.0580
New Zealand ............     0.0045         0.0256         0.0045         0.0252
Peru ...................     0.0000         0.0050         0.0000         0.0049
Philippines ............     0.0002         0.0008         0.0002         0.0008
Portugal ...............     0.0009         0.0050         0.0009         0.0049
South Korea ............     0.0005         0.0026         0.0005         0.0025
Spain ..................     0.0029         0.0167         0.0029         0.0164
Sweden .................     0.0024         0.0141         0.0024         0.0139
Switzerland ............     0.0010         0.0055         0.0010         0.0054
United Kingdom .........     0.0236         0.2725         0.0236         0.2677
                            -------        -------        -------        -------
TOTAL ..................    $0.0686        $0.6488        $0.0686        $0.6373
                            =======        =======        =======        =======

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.
--------------------------------------------------------------------------------
Concerns about the U.S. economy's health and, by extension, the global economy dominated the six months ended June 30, 2001. Despite frequent interest rate cuts by the U.S. Federal Reserve Board, economic data was still extremely mixed, with no clear sign that the economic slowdown had come to a halt. This, combined with a seemingly endless stream of corporate earnings downgrades, took its toll on investor confidence, and at the end of June, all major stock markets had fallen since the beginning of the year, many significantly.

During the first quarter of 2001, technology, media and telecommunications
(TMT) stocks led markets lower, as investors became concerned about the high valuations and large number of negative earnings surprises. In the second quarter, the market descents were more broadly based with many stocks selling off, although TMT stocks still recorded some of the largest declines.

Smaller companies continued to perform well relative to their larger peers. This was not surprising given the valuation discount of the former to the latter. In turbulent markets, stocks with high valuations are typically at greatest risk. Nevertheless, a number of stocks performed particularly well within the Fund. These included Laurentian Bank of Canada, German clothing manufacturer Hugo Boss, Hong Kong retailer Giordano, Hong Kong electronics manufacturer Techtronic Industries, British retailer Debenhams, British food products supplier Geest, Australian engineering contractor and builder Leighton Holdings, Mexican bottler Grupo Continental, Dutch merchant bank Kempen, Luxembourg cellular telephone system operator Millicom and Indian diversified financial services company Housing Development Finance Corp. However, the Fund was not immune from companies that disappointed. Among these, Swedish media and communications firm Observer, Swiss office and factory supplier Kardex, Bermuda-based insurance provider Mutual Risk and British auto component provider Laird stood out.


Geographic Distribution
Templeton International Smaller
Companies Fund
Based on Total Net Assets
6/30/01

[PIE CHART]

Europe                          47.6%
Asia                            24.5%
North America                    7.4%
Latin America/Caribbean          4.6%
Australia/New Zealand            2.7%
Short-Term Investments &
Other Net Assets                13.2%


   Top 10 Industries
   Templeton International Smaller
   Companies Fund
   Based on Equity Securites
   6/30/01
                                 % of Total
                                 Net Assets
                               ------------
   Capital Goods                   16.0%
   Retailing                       12.0%
   Banks                           8.9%
   Consumer Durables &
   Apparel                         6.9%
   Transportation                  5.8%
   Materials                       4.5%
   Technology Hardware             4.3%
   Diversified Financials          4.3%
   Health Care Equipment   &
   Services                        4.0%
   Food Beverage & Tobacc  o       3.2%



                                                                          TIS-1

   Top 10 Holdings
   Templeton International Smaller
   Companies Fund
   6/30/01

   Company                         % of Total
   Industry, Country               Net Assets
   ------------------------------------------
   Giordano International
   Ltd.                               3.0%
   Specialty Retail,
   Hong Kong

   Dah Sing Financial
   Holdings Ltd.                      2.2%
   Banks, Hong Kong

   Hugo Boss AG                       2.2%
   Textiles & Apparel,
   Germany

   Debenhams PLC                      2.1%
   Multiline Retail, U.K.

   Sa des Galeries Lafayette          2.0%
   Multiline Retail, France

   Techtronic Industries
   Co. Ltd.                           2.0%

   Household Durables,
   Hong Kong

   OPG Groep NV                       2.0%
   Health Care Providers &
   Services, Netherlands

   Halla Climate Control
   Co. Ltd.                           1.8%
   Electrical Equipment,
   South Korea

   Kardex AG, Br.                     1.8%
   Electronic Equipment &
   Instruments, Switzerland

   Housing Development
   Finance Corp. Ltd.                 1.7%
   Diversified Financials,
   India

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In the coming months, we will continue to focus on company fundamentals as the basis for stock selection. We believe that this is the correct approach in volatile markets and the recent uncertain economic environment. We firmly believe that cash and earnings, not revenues, should be the principal basis of valuation. As such, our exposure to the TMT sectors is likely to be very selective, although we will not hesitate to add to companies that we think have viable long-term business plans. Continued market volatility should be helpful in unearthing such companies. In addition, given the still significant divergence in valuations between the small- and large-cap stocks, we remain convinced that there is tremendous upside potential for international small-cap stocks. We will focus our search on companies that appear able to avert the threat of pricing pressure to the small business by focusing on value-added rather than commodity products.




     This discussion reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


TIS-2

PERFORMANCE SUMMARY AS OF 6/30/01

Templeton International Smaller Companies Fund - Class 2 delivered a -0.71% cumulative total return for the six-month period ended 6/30/01. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Templeton International Smaller Companies Fund - Class 2*
Periods ended 6/30/01
                                                                           Since
                                                                         Inception
                                                1-Year        5-Year     (5/1/96)
------------------------------------------------------------------------------------
 Cumulative Total Return                        -7.99%       +14.33%       +18.11%
 Average Annual Total Return                    -7.99%        +2.72%        +3.27%
 Value of $10,000 Investment                   $9,201       $11,433       $11,811

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +18.41% and +7.05%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.






               Past performance does not guarantee future results.

Templeton International Smaller Companies Fund Class 2



     Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


     Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          TIS-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Financial Highlights


                                                                                       Class 1
                                                  ------------------------------------------------------------------------------
                                                  Six Months Ended                  Year Ended December 31,
                                                    June 30, 2001   ------------------------------------------------------------
                                                     (unaudited)        2000        1999          1998         1997       1996/d/
                                                  ----------------  -----------  ----------   -----------   ---------   --------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  10.77         $ 11.07     $   9.20     $  11.02      $ 11.25    $ 10.00
                                                      --------         -------     --------     --------      -------    -------
Income from investment operations:
 Net investment income/a/ .......................          .16             .29          .26          .25          .23        .10
 Net realized and unrealized gains (losses) .....         (.24)           (.39)        1.93        (1.52)        (.39)      1.15
                                                      --------         -------     --------     --------      -------    -------
Total from investment operations ................         (.08)           (.10)        2.19        (1.27)        (.16)      1.25
                                                      --------         -------     --------     --------      -------    -------
Less distributions from:
 Net investment income ..........................         (.35)           (.20)        (.32)        (.25)        (.07)        --
 Net realized gains .............................           --              --           --         (.30)          --         --
                                                      --------         -------     --------     --------      -------    -------
Total distributions .............................         (.35)           (.20)        (.32)        (.55)        (.07)        --
                                                      --------         -------     --------     --------      -------    -------
Net asset value, end of period ..................     $  10.34         $ 10.77     $  11.07     $   9.20      $ 11.02    $ 11.25
                                                      ========         =======     ========     ========      =======    =======
Total return/b/ .................................         (.66)%         (1.03)%      23.90%      (12.27)%      (1.50)%    12.50%

Ratios/supplemental data
Net assets, end of period (000's) ...............     $ 17,816         $19,983      $23,541      $24,999       $32,201   $16,255
Ratios to average net assets:
 Expenses .......................................         1.15%/c/        1.12%        1.11%        1.10%        1.06%      1.16%/c/
 Net investment income ..........................         3.15%/c/        2.63%        2.52%        2.26%        2.74%      2.51%/c/
Portfolio turnover rate .........................        20.15%          29.58%       15.80%       18.45%       21.38%     --


/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period May 1, 1996 (effective date) to December 31, 1996.

TIS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Financial Highlights (continued)


                                                                               Class 2
                                                          -------------------------------------------------
                                                          Six Months Ended       Year Ended December 31,
                                                            June 30, 2001     -----------------------------
                                                             (unaudited)          2000           1999/d/
                                                          ----------------    -------------   -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $ 10.75           $ 11.07         $  9.44
                                                                -------           -------         -------
Income from investment operations:
  Net investment income/a/ .............................            .15               .23             .13
  Net realized and unrealized gains (losses) ...........           (.23)             (.35)           1.82
                                                                -------           -------         -------
Total from investment operations .......................           (.08)             (.12)           1.95
                                                                --------          -------         -------
Less distributions from net investment income ..........           (.34)             (.20)           (.32)
                                                                -------           -------         -------
Net asset value, end of period .........................        $ 10.33           $ 10.75         $ 11.07
                                                                =======           =======         =======
Total return/b/ ........................................           (.71)%           (1.24)%         20.75%

Ratios/supplemental data
Net assets, end of period (000's) ......................        $15,214           $10,379         $ 2,049
Ratios to average net assets:
  Expenses .............................................           1.40%/c/          1.36%           1.38%/c/
  Net investment income ................................           2.79%/c/          2.07%           1.21%/c/
Portfolio turnover rate ................................          20.15%            29.58%          15.80%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/For the period January 6, 1999 (effective date) to December 31, 1999.



                       See notes to financial statements.

                                                                          TIS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Statement of Investments, June 30, 2001 (unaudited)



                                                                       COUNTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
   Common Stocks 82.3%
   Auto Components .5%
   Laird Group PLC ............................................    United Kingdom      64,710      $  177,460
                                                                                                   ----------
   Banks 8.9%
   Banco Pastor SA ............................................         Spain           8,350         325,865
   Bayerische Hypo-Und Vereinsbank AG, 144A ...................        Germany          6,260         306,569
   Dah Sing Financial Holdings Ltd. ...........................       Hong Kong       140,400         725,409
   Erste Bank Der Oester Sparkassen AG ........................        Austria          7,785         387,777
   Keppel Capital Holdings Ltd. ...............................       Singapore       229,000         439,901
   Laurentian Bank of Canada ..................................        Canada          23,570         494,200
/a/Vontobel Holding AG ........................................      Switzerland        8,300         258,127
                                                                                                   ----------
                                                                                                    2,937,848
                                                                                                   ----------
   Beverages 1.2%
   Grupo Continental SA .......................................        Mexico         280,830         406,373
                                                                                                   ----------
   Building Products 2.1%
   Novar PLC ..................................................    United Kingdom     122,640         276,822
   Uralita SA .................................................         Spain          82,360         428,788
                                                                                                   ----------
                                                                                                      705,610
                                                                                                   ----------
   Chemicals 2.2%
/a/Elementis PLC ..............................................    United Kingdom      82,000          80,725
   Energia e Industrias Aragonesas Eia SA .....................         Spain          36,010         140,227
   Schuttersveld NV ...........................................      Netherlands       27,366         324,332
   Yule Catto & Co. PLC .......................................    United Kingdom      64,300         172,718
                                                                                                   ----------
                                                                                                      718,002
                                                                                                   ----------
   Commercial Services & Supplies 3.2%
   Arcadis NV .................................................      Netherlands       54,418         405,393
   GTC Transcontinental Group Ltd., B .........................        Canada          29,540         443,801
   Observer AB, B .............................................        Sweden          33,192         207,348
                                                                                                   ----------
                                                                                                    1,056,542
                                                                                                   ----------
/a/Computers & Peripherals 1.7%
   ATI Technologies Inc. ......................................        Canada          59,000         551,278
                                                                                                   ----------
   Construction & Engineering 4.3%
   Grupo Dragados SA ..........................................         Spain          44,325         557,219
   Kurita Water Industries Ltd. ...............................         Japan          28,000         385,247
   Leighton Holdings Ltd. .....................................       Australia       112,920         479,078
                                                                                                   ----------
                                                                                                    1,421,544
                                                                                                   ----------
   Construction Materials 1.3%
   Gujarat Ambuja Cements Ltd. ................................         India         108,570         427,679
                                                                                                   ----------
   Distributors 1.4%
   LI & Fung Ltd. .............................................       Hong Kong       272,000         446,365
                                                                                                   ----------
   Diversified Financials 4.3%
   Athlon Groep NV ............................................      Netherlands       20,410         230,661
   BPI Socieda de Gestora de Participacoes Socias SA ..........       Portugal         77,197         179,061
   Housing Development Finance Corp. Ltd. .....................         India          38,320         561,685
   Kempen & Co. NV ............................................      Netherlands        6,210         436,335
                                                                                                   ----------
                                                                                                    1,407,742
                                                                                                   ----------



TIS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)


                                                                      COUNTRY         SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electrical Equipment 4.0%
/a/Capstone Turbine Corp. .....................................     United States       1,983      $    44,598
   Draka Holding NV ...........................................      Netherlands        6,430          324,965
   Halla Climate Control Co. Ltd. .............................      South Korea       19,750          608,977
   Twentsche Kabel Holdings NV ................................      Netherlands       11,150          327,533
                                                                                                    ----------
                                                                                                     1,306,073
                                                                                                    ----------
   Electronic Equipment & Instruments 2.8%
   Dae Duck Electronics Co. Ltd. ..............................      South Korea       44,028          328,390
   Kardex AG, Br. .............................................      Switzerland        2,341          605,616
                                                                                                    ----------
                                                                                                       934,006
                                                                                                    ----------
   Food & Drug Retailing 1.0%
   North West Company Fund ....................................        Canada          32,735          319,240
                                                                                                    ----------
   Food Products 2.1%
   Geest PLC ..................................................    United Kingdom      46,710          448,339
   Kamps AG ...................................................        Germany         27,140          251,579
                                                                                                    ----------
                                                                                                       699,918
                                                                                                    ----------
/a/Gas Utilities .8%
   Gas Authority of India Ltd., GDR, 144A .....................         India          30,270          262,592
                                                                                                    ----------
   Health Care Equipment & Supplies .6%
   Moulin International Holdings Ltd. .........................       Hong Kong     2,367,176          203,337
                                                                                                    ----------
   Health Care Providers & Services 3.5%
   Gehe AG ....................................................        Germany         12,930          503,509
   OPG Groep NV ...............................................      Netherlands       21,280          653,927
                                                                                                    ----------
                                                                                                     1,157,436
                                                                                                    ----------
   Household Durables 3.6%
   Bang & Olufsen AS, B .......................................        Denmark          8,140          187,903
   Sangetsu Co. Ltd. ..........................................         Japan          23,000          340,795
   Techtronic Industries Co. Ltd. .............................       Hong Kong     1,944,000          660,470
                                                                                                    ----------
                                                                                                     1,189,168
                                                                                                    ----------
   Household Products .8%
   McBride PLC ................................................    United Kingdom     281,810          253,647
                                                                                                    ----------
   Industrial Conglomerates 1.3%
   Aalberts Industries NV .....................................      Netherlands       22,295          431,440
                                                                                                    ----------
   Insurance .1%
   Mutual Risk Management Ltd. ................................        Bermuda          3,550           31,595
                                                                                                    ----------
   Leisure Equipment & Products 1.4%
   Amer Group Ltd., A .........................................        Finland         20,090          459,192
                                                   .                                                ----------
   Machinery 3.3%
   Metso OYJ ..................................................        Finland         39,810          441,483
   Swisslog Holding AG ........................................      Switzerland        3,590          160,781
   Weir Group PLC .............................................    United Kingdom     120,900          473,528
                                                                                                    ----------
                                                                                                     1,075,792
                                                                                                    ----------
   Marine 3.1%
   Koninklijke Nedlloyd Groep NV ..............................      Netherlands       19,030          374,552
   Orient Overseas International Ltd. .........................       Hong Kong       859,000          396,467
   Stolt Nielsen SA ...........................................        Norway          15,000          265,107
                                                                                                    ----------
                                                                                                     1,036,126
                                                                                                    ----------


                                                                          TIS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)



                                                                       COUNTRY        SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Media 3.2%
   South China Morning Post Ltd. ..............................       Hong Kong       762,000      $   503,122
   Torstar Corp., B ...........................................        Canada          43,540          556,587
                                                                                                   -----------
                                                                                                     1,059,709
                                                                                                   -----------
   Metals & Mining 1.2%
   Iluka Resources Ltd. .......................................       Australia       163,460          409,539
                                                                                                   -----------
   Multiline Retail 5.0%
   Debenhams PLC ..............................................    United Kingdom     109,700          700,416
   Sa des Galeries Lafayette ..................................        France           4,490          661,373
   Takashimaya Co. Ltd. .......................................         Japan          41,000          286,001
                                                                                                   -----------
                                                                                                     1,647,790
                                                                                                   -----------
   Pharmaceuticals 3.2%
   Ono Pharmaceutical Co. Ltd. ................................         Japan          13,000          412,765
   Orion Yhtyma OYJ, B ........................................        Finland         24,910          396,445
/a/Skyepharma PLC .............................................    United Kingdom     208,730          239,975
                                                                                                   -----------
                                                                                                     1,049,185
                                                                                                   -----------
/a/Real Estate .3%
   Corporacion Geo SA, B ......................................        Mexico         104,400           85,013
                                                                                                   -----------
   Road & Rail 2.0%
   Stagecoach Holdings PLC ....................................    United Kingdom     313,980          347,733
   Transportes Azkar SA .......................................         Spain          55,995          326,602
                                                                                                   -----------
                                                                                                       674,335
                                                                                                   -----------
   Specialty Retail 6.1%
   Bilia AB, A ................................................        Sweden          28,100          178,120
   Danske Traelast AS .........................................        Denmark         24,360          307,478
   Dickson Concepts International Ltd. ........................       Hong Kong       353,500          117,835
   Giordano International Ltd. ................................       Hong Kong     1,880,000          976,166
   Lex Service PLC ............................................    United Kingdom      56,470          440,365
                                                                                                   -----------
                                                                                                     2,019,964
                                                                                                   -----------
   Trading Companies & Distributors .4%
   Internatio-Muller NV .......................................      Netherlands        6,104          140,293
                                                                                                   -----------
/a/Transportation Infrastructure .8%
   Grupo Aeroportuario Del Sureste SA de CV, ADR ..............        Mexico          14,300          267,410
                                                                                                   -----------
/a/Wireless Telecommunication Services .6%
   Millicom International Cellular SA .........................      Luxembourg         8,350          209,585
                                                                                                   -----------
   Total Common Stocks (Cost $24,747,541) .....................                                     27,178,828
                                                                                                   -----------
   Preferred Stocks 4.4%
   Hugo Boss AG, pfd. .........................................        Germany          2,540          709,575
   Telemig Celular Participacoes SA, ADR, pfd. ................        Brazil           8,595          354,973
   Weg SA, pfd. ...............................................        Brazil         529,440          412,640
                                                                                                   -----------
   Total Preferred Stocks (Cost $946,959) .....................                                      1,477,188
                                                                                                   -----------
   Total Long Term Investments (Cost $25,694,500) .............                                     28,656,016
                                                                                                   -----------


TIS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Statement of Investments, June 30, 2001 (unaudited) (cont.)




                                                                                                      PRINCIPAL
                                                                                                       AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreements 9.1%
   Barclays Capital Inc., 3.95%, 7/02/01, (Maturity Value $1,500,494)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities   $1,500,000    $ 1,500,000
   Dresdner Kleinwort Wasserstein Securities LLC, 3.90%, 7/02/01 (Maturity Value $1,500,488)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities    1,500,000      1,500,000
                                                                                                                   -----------
   Total Repurchase Agreements (Cost $3,000,000)..................................................                   3,000,000
                                                                                                                   -----------
   Total Investments (Cost $28,694,500) 95.8%.....................................................                  31,656,016
   Other Assets, less Liabilities 4.2% ...........................................................                   1,374,047
                                                                                                                   -----------
   Other Assets 100.0% ...........................................................................                 $33,030,063
                                                                                                                   ===========

/a/Non-income producing
/b/At June 30, 2001, all repurchase agreements held by the Fund had been entered into on June 29, 2001.


                       See notes to financial statements.

                                                                          TIS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Financial Statements

Statement of Assets and Liabilities
June 30, 2001 (unaudited)


Assets:
  Investments in securities:
    Cost ......................................................    $ 28,694,500
                                                                   ============
    Value .....................................................      31,656,016
    Cash ......................................................       2,586,632
  Receivables:
    Investment securities sold ................................          69,950
    Capital shares sold .......................................          31,292
    Dividends and interest ....................................         127,106
                                                                   ------------
      Total assets ............................................      34,470,996
                                                                   ------------
Liabilities:
  Payables:
    Capital shares redeemed ...................................       1,396,402
    Affiliates ................................................          33,669
    Professional fees .........................................           4,585
    Reports to Shareholders ...................................           1,764
  Other liabilities ...........................................           4,513
                                                                   ------------
      Total liabilities .......................................       1,440,933
                                                                   ------------
        Net assets, at value ..................................    $ 33,030,063
                                                                   ============
Net assets consist of:
  Undistributed net investment income .........................    $    249,670
  Net unrealized appreciation .................................       2,961,516
  Accumulated net realized loss ...............................      (5,642,114)
  Capital shares ..............................................      35,460,991
                                                                   ------------
    Net assets, at value ......................................    $ 33,030,063
                                                                   ============
Class 1:
  Net assets, at value ........................................    $ 17,816,334
                                                                   ============
  Shares outstanding ..........................................       1,722,234
                                                                   ============
  Net asset value and offering price per share ................    $      10.34
                                                                   ============
Class 2:
  Net assets, at value ........................................    $ 15,213,729
                                                                   ============
  Shares outstanding ..........................................       1,472,717
                                                                   ============
  Net asset value and offering price per share ................    $      10.33
                                                                   ============

                       See notes to financial statements.

TIS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2001 (unaudited)


Investment income:
  (net of foreign taxes and fees of $66,286)
  Dividends ...................................................    $    530,266
  Interest ....................................................         130,033
                                                                   ------------
    Total investment income ...................................         660,299
                                                                   ------------
Expenses:
  Management fees (Note 3) ....................................         136,490
  Administrative fees (Note 3) ................................          24,089
  Distribution fees - Class 2 (Note 3) ........................          16,171
  Transfer agent fees .........................................             209
  Custodian fees ..............................................           6,284
  Reports to shareholders .....................................           2,382
  Professional fees ...........................................           7,869
  Trustees' fees and expenses .................................             133
  Other .......................................................           1,223
                                                                   ------------
    Total expenses ............................................         194,850
                                                                   ------------
      Net investment income ...................................         465,449
                                                                   ------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments ...............................................      (1,398,270)
    Foreign currency transactions .............................         (19,117)
                                                                  ------------
      Net realized loss .......................................      (1,417,387)
  Net unrealized appreciation on investments ..................       1,174,076
                                                                   ------------
Net realized and unrealized loss ..............................        (243,311)
                                                                   ------------
Net increase in net assets resulting from operations ..........    $    222,138
                                                                   ============

                       See notes to financial statements.

                                                                         TIS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the period ended June 30, 2001 (unaudited) and year ended December 31, 2000

                                                                                           Six Months
                                                                                             Ended            Year Ended
                                                                                         June 30, 2001     December 31, 2000
                                                                                        --------------     -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ...........................................................    $    465,449         $    756,470
    Net realized gain (loss) from investments and foreign currency transactions .....      (1,417,387)             355,919
    Net unrealized appreciation (depreciation) on investments .......................       1,174,076           (1,176,058)
                                                                                         ------------         ------------
      Net increase (decrease) in net assets resulting from operations ...............         222,138              (63,669)
Distributions to shareholders from:
  Net investment income:
    Class 1 .........................................................................        (591,084)            (425,397)
    Class 2 .........................................................................        (402,850)             (99,182)
                                                                                         ------------         ------------
Total distributions to shareholders .................................................        (993,934)            (524,579)
Capital share transactions: (Note 2)
    Class 1 .........................................................................      (1,513,017)          (2,946,465)
    Class 2 .........................................................................       4,952,770            8,306,670
                                                                                         ------------         ------------
Total capital share transactions ....................................................       3,439,753            5,360,205
      Net increase in net assets ....................................................       2,667,957            4,771,957
Net assets:
  Beginning of period ...............................................................      30,362,106           25,590,149
                                                                                         ------------         ------------
  End of period .....................................................................    $ 33,030,063         $ 30,362,106
                                                                                         ============         ============
Undistributed net investment income included in net assets:
  End of period .....................................................................    $    249,670         $    778,155
                                                                                         ============         ============

                       See notes to financial statements.

TIS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Templeton International Smaller Companies Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2001, 60% of the Fund's shares were sold through one insurance company. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.


a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                         TIS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distributions (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                        Six Months Ended                     Year Ended
                                                          June 30, 2001                  December 31, 2000
                                                   -------------------------------------------------------------
                                                     Shares           Amount           Shares          Amount
Class 1 Shares:                                    ----------     -------------      ----------    -------------
Shares sold ...................................     2,362,389     $  25,595,324         761,511    $   8,502,413
Shares issued in reinvestment of distributions         56,240           591,083          38,637          425,397
Shares redeemed ...............................    (2,552,082)      (27,699,424)     (1,071,093)     (11,874,275)
                                                   ----------     -------------      ----------    -------------
Net decrease ..................................      (133,453)    $  (1,513,017)       (270,945)   $  (2,946,465)
                                                   ==========     =============      ==========    =============
Class 2 Shares:
Shares sold ...................................     8,803,063     $  93,948,198       7,665,768    $  84,983,873
Shares issued in reinvestment of distributions         38,367           402,850           9,008           99,182
Shares redeemed ...............................    (8,334,068)      (89,398,278)     (6,894,442)     (76,776,385)
                                                   ----------     -------------      ----------    -------------
Net increase ..................................       507,362     $   4,952,770         780,334    $   8,306,670
                                                   ==========     =============      ==========    =============

3. TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


     Entity                                                        Affiliation
     ------------------------------------------------------------------------------------
     Franklin Templeton Services, LLC (FT Services)                Administrative manager
     Templeton Investment Counsel (TIC)                            Investment manager
     Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
     Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent


TIS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

     Annualized Fee Rate   Daily Net Assets
     -------------------------------------------------------------------------
             .85%          First $200 million
             .765%         Over $200 million, up to and including $1.3 billion
             .68%          Over $1.3 billion

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

     Annualized Fee Rate   Daily Net Assets
     -------------------------------------------------------------------------
            .15%          First $200 million
            .135%         Over $200 million, up to and including $700 million
            .10%          Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

     Capital loss carryover expiring in:
      2006 ..............................  $2,346,684
      2007 ..............................   1,878,044
                                           ----------
                                           $4,224,728
                                           ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares. Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

At June 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $28,895,831 was as follows:

     Unrealized appreciation .............  $  5,606,192
     Unrealized depreciation .............    (2,846,007)
                                            ------------
     Net unrealized appreciation .........  $  2,760,185
                                            ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2001 aggregated $8,021,404 and $5,507,762, respectively.

                                                                         TIS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


Tax Designation

At December 31, 2000, more than 50% of the Templeton International Smaller Companies Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on December 31, 2000.

                                    Class 1                      Class 2
                          ---------------------------------------------------------
                          Foreign Tax      Foreign      Foreign Tax      Foreign
                              Paid      Source Income       Paid      Source Income
Country                    Per Share      Per Share      Per Share      Per Share
-------                   -----------   -------------  ------------   -------------
Australia ..............     0.0010         0.0113         0.0010         0.0107
Austria ................     0.0008         0.0037         0.0008         0.0035
Bermuda ................     0.0000         0.0153         0.0000         0.0145
Brazil .................     0.0023         0.0108         0.0023         0.0103
Canada .................     0.0025         0.0121         0.0025         0.0115
China ..................     0.0000         0.0082         0.0000         0.0078
Denmark ................     0.0008         0.0040         0.0008         0.0038
Finland ................     0.0003         0.0016         0.0003         0.0015
France .................     0.0001         0.0011         0.0001         0.0011
Germany ................     0.0003         0.0022         0.0003         0.0021
Hong Kong ..............     0.0000         0.0356         0.0000         0.0337
India ..................     0.0000         0.0098         0.0000         0.0093
Indonesia ..............     0.0003         0.0012         0.0003         0.0012
Japan ..................     0.0003         0.0014         0.0003         0.0014
Luxembourg .............     0.0001         0.0008         0.0001         0.0007
Mexico .................     0.0000         0.0005         0.0000         0.0004
Netherlands ............     0.0043         0.0234         0.0043         0.0222
New Zealand ............     0.0006         0.0030         0.0006         0.0029
Norway .................     0.0009         0.0053         0.0009         0.0050
Portugal ...............     0.0004         0.0016         0.0004         0.0015
South Africa ...........     0.0000         0.0012         0.0000         0.0012
South Korea ............     0.0002         0.0010         0.0002         0.0010
Spain ..................     0.0016         0.0076         0.0016         0.0072
Sweden .................     0.0013         0.0061         0.0013         0.0058
Switzerland ............     0.0074         0.0071         0.0074         0.0067
Thailand ...............     0.0012         0.0089         0.0012         0.0084
United Kingdom .........     0.0060         0.0455         0.0060         0.0432
                            -------        -------        -------        -------
TOTAL ..................    $0.0327        $0.2303        $0.0327        $0.2186
                            =======        =======        =======        =======


TIS-16